UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-03091

Name of Fund: BlackRock Series Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Series Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (800) 456-4587

Date of fiscal year end: 12/31/07

Date of reporting period: 01/01/07 - 06/30/07

Item 1 - Report to Stockholders

================================================================================

BlackRock Series Fund, Inc.
--------------------------------------------------------------------------------

o BlackRock Balanced Capital Portfolio
o BlackRock Bond Portfolio
o BlackRock Fundamental Growth Portfolio
o BlackRock Global Allocation Portfolio
o BlackRock Government Income Portfolio
o BlackRock High Income Portfolio
o BlackRock Large Cap Core Portfolio
o BlackRock Money Market Portfolio

Semi-Annual Report (Unaudited)
June 30, 2007

BlackRock Series Fund, Inc.
Semi-Annual Report -- June 30, 2007
A Letter to Shareholders
================================================================================

Dear Shareholder

At the mid-point of 2007, investor sentiment appeared quite buoyant, notwithstanding some undertones of caution. For equity markets, positive momentum as the year began was interrupted by a notable but transitory set-back at the end of February. Markets resumed their ascent through May, but entered a trading range in June as investors began to question the sustainability of the rally. For the most part, equities found support in robust merger-and-acquisition activity, healthy global economies, tame inflation, relatively low interest rates, still-positive earnings growth and attractive valuations. These tailwinds prevailed over such headwinds as a weakening U.S. economy, slowing housing market, credit-related lending problems, escalating geopolitical concerns and high energy prices, leading the Standard & Poor's (S&P) 500 Index to a new record high in May.

Meanwhile, turmoil in the subprime mortgage market and generally mixed economic signals weighed on bonds. In June, bond prices dropped precipitously as long-term yields rose to their highest levels in five years. The 10-year Treasury yield, which began 2007 at 4.68%, reached nearly 5.30% in mid-June before retracing to 5.03% by month's end. Notably, this year has brought some re-steepening of the yield curve, which had been flat to inverted throughout 2006. Still, at the end of June, yields along the curve remained below the federal funds rate of 5.25%. The Federal Reserve Board (the Fed) has left its target interest rate unchanged at this level since first pausing in August 2006. While first-quarter gross domestic product growth of 0.7% represented the slowest rate of expansion since 2002, the Fed reiterated its view that inflation, not a slowing economy, remains its primary concern. Many observers interpreted the Fed's reaction to mean that the economy has hit its low and is bound for renewed strength, thereby reducing the likelihood of an interest rate cut in the near future.

Against this backdrop, the major equity market indices posted strong returns for the annual and semi-annual periods ended June 30, 2007, while fixed income assets were more mixed:

Total returns as of June 30, 2007

----------------------------------------------------------------------------------------------------------------
                                                                                             6-month    12-month
----------------------------------------------------------------------------------------------------------------
U.S. equities (S&P 500 Index)..........................................................      + 6.96%     +20.59%
Small cap U.S. equities (Russell 2000 Index)...........................................      + 6.45%     +16.43%
International equities (MSCI Europe, Australasia, Far East Index)......................      +10.74%     +27.00%
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)...............................      + 0.98%     + 6.12%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index).........................      + 0.14%     + 4.69%
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index).......      + 2.96%     +11.22%
----------------------------------------------------------------------------------------------------------------

We expect market volatility to linger throughout the second half of 2007. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to view "What's Ahead in 2007: The Second-Quarter Update" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                 Sincerely,

                                                 /s/ Robert C. Doll, Jr.

                                                 Robert C. Doll, Jr.
                                                 Fund President and Director


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

BlackRock Series Fund, Inc.
Semi-Annual Report -- June 30, 2007
A Discussion With Your Funds' Portfolio Managers
================================================================================
BlackRock Balanced Capital Portfolio
================================================================================

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2007, BlackRock Balanced Capital Portfolio had a total return of +6.19%. For the same period, the benchmark Standard & Poor's 500 (S&P 500) Index returned +6.96%, the benchmark Lehman Brothers U.S. Aggregate Bond Index returned +.98% and the Lipper Mixed-Asset Target Allocation Growth Funds (Variable Products) category had an average return of +5.69%. (Funds in this Lipper category maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents.)

The S&P 500 Index advanced over the semi-annual period, posting gains in four of the six months. Stocks continued to benefit from a favorable combination of moderating economic growth, strong corporate earnings results and soaring takeover activity. However, volatility increased, punctuated by a sharp correction in February and another decline in June as investors began to fear the affects of tightening global monetary policy. In particular, the deterioration in subprime mortgage credit quality as mortgage rates reset higher led to concerns over the sustainability of consumer spending growth. Value stocks continued to outperform their growth-oriented counterparts and smaller-capitalization companies outpaced their larger brethren. However, all major indexes, styles and market-capitalization categories delivered attractive results.

Bonds provided positive returns for the period as well, rallying in the first quarter of the year as investors were encouraged by evidence of weakening U.S. economic activity. In the second quarter, however, interest rates rose and credit spreads widened as investors reacted negatively to the aforementioned liquidity and subprime contagion concerns.

What factors most influenced Portfolio performance?

The Portfolio's asset allocation was favorable and equities comfortably outpaced the S&P 500 Index, while bonds slightly lagged the benchmark Lehman index. Within the equity portfolio, good stock selection in the health care sector was the primary driver of performance, led by better-than-20% returns from positions in Baxter International, Inc. and Schering-Plough Corp. Our underweight position and good stock selection in the financials sector further aided results, largely due to our avoidance of such poorly performing stocks as Bank of America Corp. and Wachovia Corp. Good stock selection in the consumer staples area also benefited performance, led by strong gains in selected non-U.S. holdings like Cadbury Schweppes Plc and Unilever NV. These areas of outperformance more than offset relative weakness in the technology sector where poor stock selection detracted from results, largely due to weakness in Symantec Corp. and Sun Microsystems, Inc. and from not owning Apple Inc. Poor stock selection in the industrials sector also impaired performance, led by weakness in shares of Masco Corp.

In the fixed income portfolio, overweight positions in mortgage product and the financials subsector of the corporate market hampered results, as these high-quality assets struggled amid the subprime scare. Certain global bond and currency positions also disappointed during the six-month period. On the positive side of the ledger, the portfolio's allocation to high yield bonds, albeit modest, benefited performance as non-investment-grade assets continued to outperform. An underweight exposure to agency debentures also proved advantageous on a relative basis.

What changes were made to the Portfolio during the period?

We continued to adjust our holdings during the period in response to ongoing market volatility. Within the equity portfolio, we strove to enhance our risk/reward profile, eliminating positions in stocks that had performed well or where we grew increasingly concerned about fundamental trends, while introducing stocks whose expectations and valuations were more reasonable. We added to and further repositioned our technology holdings, introducing new positions in Motorola, Inc., Micron Technology, Inc. and Texas Instruments, Inc., adding to existing positions in Sun Microsystems Inc., Applied Materials, Inc. and

International Business Machines Corp., reducing positions in Accenture Ltd. and Juniper Networks, Inc., and eliminating Symantec Corp. from the portfolio. At Motorola, problems in the company's core wireless handset business have resulted in dramatic earnings estimate downgrades and valuation compression. We believe most of this bad news has now been incorporated into expectations while valuation is approaching trough levels. Micron is the leading manufacturer of computer memory chips, where we expect improving prices in the second half of the year as favorable seasonal trends and increasing memory content in both PCs and cellular handsets drive improved demand. Meanwhile, the stock price has declined 36% from its September 2006 high and now trades near a historical low. At Texas Instruments, investor concern regarding the sustainability of the company's position in the wireless handset semiconductor market created an attractive buying opportunity. We anticipate a favorable mix-shift toward the high-performance analog business to drive margin improvements and valuation expansion. Meanwhile, the stock is selling near trough price-to-sales and price-to-book value multiples. By contrast, while we still believe the security market offers Symantec an attractive longer-term growth opportunity, the intense competitive environment and poor management execution caused us to question whether the company can participate in this growth and deliver improved results.

We continued to increase our pharmaceutical exposure, adding to our existing position in Pfizer and introducing Bristol-Myers Squibb Co. to the portfolio. Bristol-Myers has been a poor performer, essentially unchanged over the last five years, as numerous headwinds have caused revenues to stagnate and earnings to decline 50%. We now believe the company has passed the point of maximum pressure, creating an attractive buying opportunity. Bristol-Myers appears poised to deliver sharply accelerating growth as eight recent product launches and its sizable product pipeline reverse the recent negative sales trend. We believe downside in the stock is limited by the better-than-4% dividend yield and take-over potential.

We added to a number of media-related holdings such as CBS Corp., Comcast Corp. and Electronic Arts Inc. on the back of stock price weakness. We believe these companies' control of unique content will ultimately command premium valuations. In the insurance sector, we reduced our position in Ace Ltd. and sold Endurance Specialty Holdings Ltd. while increasing our stake in RenaissanceRe. At Endurance, a new diversification strategy is a source of concern as it may lead to margin degradation. We believe RenaissanceRe Holdings Ltd. offers much better value at the current depressed multiple. We also added to a number of consumer-related holdings like Kimberly-Clark Corp., Harley-Davidson, Inc. and Unilever Plc on recent price weakness, while introducing Wal-Mart Stores Inc. to the portfolio. Wal-Mart, the nation's largest retailer, has changed its capital allocation priorities, which we believe represents a positive inflection point for the company. As a result, we anticipate a reversal in the extended period of valuation compression from which the stock has suffered and greatly enhanced shareholder value. Selling at the bottom of its historical range, we believe risk/reward in the stock appears very attractive. We eliminated both Coca-Cola Enterprises Inc. and Genworth Financial Inc. from the portfolio. At Coca-Cola Enterprises, we became concerned over the negative implications of the increasingly adversarial relationship between Coke Enterprises and parent Coca-Cola Co. At Genworth, we believe the company's mortgage insurance and long-term care businesses, representing over 25% of earnings, will confront increasingly challenging operating environments through the remainder of 2007, limiting any share price advance.

In the fixed income portfolio, the biggest change involved an increase in our allocation to mortgages. Given their underperformance during the period, mortgages offered good relative value and, we believe, should perform well in the coming months. The second major shift involved our duration posture, which was short at the start of the period and neutral to slightly long by period-end. Broadly speaking, our view on interest rates moved from one where we thought rates would move slightly higher to an expectation for a more range-bound environment.

How would you characterize the Portfolio's position at the close of the period?

At period-end, the Portfolio allocation comprised 66% equities, 33% fixed income securities and 1% cash equivalents. While we remain constructive on the prospects for equities as we move through the remainder of 2007, the recent advance in the market reflects heightened expectations for economic and corporate earnings growth, which may prove difficult to fulfill. The U.S. economy is in good shape. Corporate balance sheets and free cash flow remain strong, but high energy prices and a weakening housing sector seem likely to impede consumer spending growth while deteriorating liquidity conditions may precipitate increased credit quality problems at the banks. Therefore, we are becoming more cautious in the short-term, concentrating our equity exposures in those areas where expectations and valuations are more reasonable and where risk/reward profiles are more favorable. Meanwhile, bonds may represent a relatively more attractive investment alternative given that interest rates have risen, spreads widened and the yield curve normalized. As always, we will continue to take full advantage of the Portfolio's flexibility as market conditions evolve.

Kurt Schansinger
Senior Portfolio Manager

Keith Anderson
Fixed Income Portfolio Manager

Scott Amero
Fixed Income Portfolio Manager

Matthew Marra
Fixed Income Portfolio Manager

Andrew Phillips
Fixed Income Portfolio Manager

================================================================================
BlackRock Bond Portfolio
================================================================================

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2007, BlackRock Bond Portfolio had a total return of .00%. For the same period, the benchmark Lehman Brothers U.S. Aggregate Bond Index returned +.98%.

It was a challenging six months for fixed income markets in general, as evidenced by the modestly positive return of the benchmark index. The 10-year Treasury yield increased 35 basis points (.35%) during the period as bond prices correspondingly fell. June was particularly volatile, with the 10-year Treasury yield reaching 5.30%, its highest level in more than five years, before retrenching to 5.03% by period-end.

In the first three months of the semi-annual period, a crisis in the subprime mortgage market rekindled fears of a housing-induced slowdown in the United States and led to increased financial market volatility and expanded risk premiums. With the jump in volatility came a decline in investor risk appetite. Although the subprime fears had subsided somewhat in the latter half of the period, credit spreads had widened from their historically tight levels. Mortgage securities, even the high-quality, securitized product in which we invest, were among the most punished.

The Portfolio's positioning throughout the period included an underweight exposure to credit product (that is, investment-grade bonds) and overweight to higher-quality spread assets, particularly commercial mortgages. In the first three months of the period, we saw modest outperformance from credit and modest underperformance from those higher-quality assets. Some of the underperformance in mortgages stemmed from the initial reactions to the subprime scare, which translated into some widening in high-quality spreads while lower-quality investment-grade credit held its ground. As a result, the Portfolio's overweight in commercial mortgages and underweight in credit hampered relative results.

In the latter half of the period, we used the weakness in the mortgage market as an opportunity to increase our allocation to mortgage passthrough securities. We view mortgages as a high-quality fixed income asset with yield-enhancement potential. Although the market failed to recognize this as the period progressed, and the Portfolio's relative performance was further hampered as a result of our increased exposure, we believe our overweight position in mortgage product will serve the Portfolio well in the longer term.

Although the Portfolio was underweight in credit product throughout the period, we had an above-average exposure to the financial subsector of the corporate market. This dragged on performance as financials, like mortgages, struggled amid the subprime spillover fears and general spread widening among high-quality assets. Finally, our opportunistic position in global bond markets also was a negative during the six-month period. Specifically, we had a long position in European bonds, which detracted from performance as European interest rates followed U.S. interest rates higher. Similarly, our long position in the Japanese yen proved negative as the yen declined versus the U.S. dollar.

On the positive side of the ledger, the Portfolio's allocation to high yield bonds, albeit modest, benefited performance as non-investment-grade assets continued to outperform. An underweight exposure to agency debentures also proved advantageous on a relative basis.

What changes were made to the Portfolio during the period?

The biggest change in the Portfolio during the period involved the aforementioned increase in our allocation to mortgages. We moved from an underweight position in mortgages at the start of 2007 to a significant overweight. At period-end, the portfolio was roughly 25%-29% overweight mortgages, which included above-benchmark exposures to 30-year and 15-year mortgage passthrough securities, as well as commercial mortgages and asset-backed securities, areas we had overweighted for some time. Despite their underperformance during this particular period, we believe mortgages represent good relative value and high quality, and we look forward to solid performance over the coming months.

The second major shift in the Portfolio had to do with our duration posture. We began the period with a short duration relative to our benchmark index. Duration is a measure of interest rate sensitivity and we entered the period with a defensive position based on our belief that the Federal Reserve Board (the Fed) would not cut interest rates as some had anticipated. The Fed did remain on hold, but weakening economic data and the subprime turmoil in the first quarter resulted in falling interest rates and a resteepening of the yield curve. In light of the back-up (that is, increase) in interest rates seen in the second quarter, and given greater likelihood that the Fed would remain on hold, it appeared that the market was more fairly priced and we increased the Portfolio's duration. Broadly speaking, our view on interest rates moved from one where we thought rates would move slightly higher to an expectation for a more range-bound environment. Most recently, we have been tactically trading the portfolio with a neutral to slightly long duration bias.

How would you characterize the Portfolio's position at the close of the period?

At June 30, 2007, the Portfolio was underweight in U.S. Treasury issues, U.S. agency securities and corporate securities. The Portfolio maintained its notable overweights in high-quality, short-duration spread product, including mortgage passthrough securities, commercial mortgages and asset-backed securities.

In general, we find high-quality spread-related assets to be an attractive investment, offering yields beyond those provided by Treasury securities alone but without the risk associated with corporate bonds. We think spreads in the corporate market have a fair amount of room to grow wider given how tight they had become. In fact, since March 30, 2007 credit spreads have widened, equity market volatility has increased, liquidity has deteriorated and yet overall valuations in the credit market have not adjusted in response. This, coupled with heightened event risk associated with aggressive leveraged buyout activity, gives us reason for concern. Meanwhile, high-quality spreads, particularly mortgages, have underperformed dramatically, presenting us with compelling investment opportunities.

Additionally, we ended the period with a modest allocation to high yield bonds, although we maintain a more defensive view on this asset class as well. After several months of solid returns, June marked the first negative month for high yield bonds since June 2006. We believe below-investment-grade bonds face a challenging technical environment given a large new-issuance calendar and recent deterioration in demand. Fundamentally, however, the sector appears solid given relatively low default rates and inexpensive valuations. We will continue to monitor the Portfolio's exposure to this traditionally risky asset class.

Keith Anderson
Portfolio Manager

Matthew Marra
Portfolio Manager

Scott Amero
Portfolio Manager

Andrew Phillips
Portfolio Manager

================================================================================
BlackRock Fundamental Growth Portfolio
================================================================================

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2007, BlackRock Fundamental Growth Portfolio had a total return of +7.22%, outperforming the +6.53% return of the benchmark Standard & Poor's (S&P) 500 Citigroup Growth Index and the +7.08% average return of the Lipper Large-Cap Growth Funds (Variable Products) category. (Funds in this Lipper category invest at least 75% of their equity assets in companies with market capitalizations -- on a three-year weighted basis -- greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.) The broad U.S. equity market, as measured by the S&P 500 Index, returned +6.96% over the six-month period.

The positive returns enjoyed by the equity markets over the semi-annual period were largely realized in the second quarter of 2007. A near 5% retreat in the broad market (as measured by the S&P 500 Index) in late February was triggered by fears of overheating in global equity markets (specifically, China's Shanghai stock exchange) as well as resurfacing concern over the fate of the global "carrytrade" that has, in effect, supported perceived liquidity for some time. These issues were short-lived, however, as equities staged a fairly persistent price recovery during the majority of the second quarter. Slower U.S. economic growth (that is, gross domestic product growth) was well discounted by the market and inflation fears became more controlled. Market leadership alternated between larger- and mid-cap stocks. A gradual, although still hesitant, shift toward the growth style of investing became more evident by the end of the period. In general, actively managed funds saw improved performance as the median of the Lipper Large-Cap Growth Funds category outperformed the S&P 500 Citigroup Growth Index.

The Portfolio's performance for the period benefited from successful stock selection, particularly in the energy, materials and healthcare sectors. An underweight position in consumer staples also was modestly additive. These positive effects were partially offset by security selection and an overweight position in the consumer discretionary and information technology sectors, as well as the Portfolio's cash position.

Portfolio holdings that contributed to performance in the period included National Oilwell Varco Inc., Corning Inc. and Grant Prideco Inc., as well as the absence of a position in Johnson & Johnson and the timely elimination of Amgen Inc. Detracting from performance in the six-month period were our positions in Starbucks Corp., Genentech Inc., Abbott Laboratories, SAP AG and International Game Technology.

What changes were made to the portfolio during the period?

Throughout the period, we attempted to balance our enthusiasm for growth stocks against the realities of a slowing U.S. economy and a shift in leadership to larger companies. This resulted in a number of sector changes, which were driven by individual stock-selection criteria.

Given the current challenges facing the U.S. housing market and its potential impact on consumer spending, the Portfolio's exposure to the consumer discretionary sector was reduced to a significant underweight. Investments in the financials sector were trimmed in response to growing credit and interest rate risks. At the same time, we continued to favor companies whose businesses benefit from globalization and infrastructure investment worldwide, which led to increased exposures in the industrials and materials sectors by period-end. Although the Portfolio remained underweight in consumer staples and healthcare, we made select purchases within these groups.

Significant portfolio additions during the period included Exxon Mobil Corp., Boeing Co., CVS Caremark Corp., Monsanto Co., Comcast Corp., Zimmer Holdings Inc., Abbott Laboratories, Coach Inc., Altria Group Inc., Gilead Sciences Inc., McDonalds Corp., Microsoft Corp. and Merck & Co Inc., among others. Significant sales or reductions included Staples Inc., Bank of America Corp., Corning Inc., Walt Disney Co., Novartis AG, Target Corp., The Goldman Sachs Group Inc., Kohl's Corp., SAP AG, Nike Inc. and Amgen Inc., among others.

How would you characterize the Portfolio's position at the close of the period?

U.S. economic growth (that is, gross domestic product growth) has decelerated over recent quarters in what we view as a typical midcycle slowdown scenario. At the same time, most other global economies continue to experience strong rates of growth, providing a rather balanced demand backdrop worldwide. While the U.S. housing market is experiencing some dislocation, we do not expect a recession to unfold and, in fact, suspect there is upside risk to accelerating economic growth from current levels by year-end 2007. Although this midcycle slowdown may challenge broader market earnings growth and particular sectors over the near term, it should provide an attractive investment environment for growth stocks going forward.

At the end of the period, the portfolio was overweight relative to its benchmark in the industrials, information technology and materials sectors. Significant underweights included the consumer staples and consumer discretionary sectors.

Thomas E. Burke, CFA
Portfolio Manager

================================================================================
BlackRock Global Allocation Portfolio
================================================================================

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2007, BlackRock Global Allocation Portfolio had a total return of +8.28%. Portfolio results exceeded the +5.70% return of its Reference Portfolio for the period, but trailed the +10.12% return of its broad-based, all-equity benchmark, the Financial Times Stock Exchange
(FTSE) World Index. The Portfolio invests in a combination of equities and bonds; therefore, the Reference Portfolio provides both a truer representation of the Portfolio's composition and a more comparable means for measurement. Returns for each component of the Reference Portfolio for the six months ended June 30, 2007, were as follows: the Standard & Poor's 500 (S&P 500) Index returned +6.96%; the FTSE World Index (ex-U.S.) returned +12.74%; the Merrill Lynch Treasury Index GA05 returned +1.22%; and the Citigroup (non-U.S. dollar) World Government Bond Index returned -.77%. (A full description of the Reference Portfolio can be found on page 22 of this report to shareholders.) The Portfolio outpaced the +6.60% average return of the Lipper Global Flexible Portfolio Funds (Variable Products) category for the six-month period. (As defined by Lipper, funds in this category allocate their investments across various asset classes, including both domestic and foreign stocks, bonds and money market instruments, and focus on total return.)

Global equity markets continued their ascent in the first half of 2007, despite such headwinds as increasing oil prices, higher interest rates and rising volatility. U.S. equities, as measured by the S&P 500 Index, returned +6.96% while foreign (non-U.S.) equities, as measured by the MSCI EAFE Index, returned +10.74%. In the United States, the deterioration in the residential housing market contributed to relatively weak first quarter gross domestic product growth of .7%, the slowest rate of expansion since the fourth quarter of 2002. Meanwhile, economic growth remained relatively robust outside the U.S., with particular strength coming from the emerging markets of Asia and improvements in continental Europe.

From a regional perspective, European equity markets, as measured by the MSCI Europe Index, returned +12.49%, as high levels of merger-and-acquisition (M&A) activity and increases in consumer confidence pushed share prices higher. Within Europe, Germany's DAX Index returned +24.59%, as Europe's largest economy benefited from lower unemployment and increases in business confidence. From a currency standpoint, the euro continued its appreciation relative to the U.S. dollar, although the pace was significantly more constrained than that seen in 2006. Over the first six months of 2007, the euro appreciated 2.6% versus the U.S. dollar, reaching an all-time high in April (at 1.3651). In the Pacific region, equity markets trended higher with notable divergence among major indexes. China's Shenzhen Composite Index more than doubled, returning +101.73%, while Japan's Nikkei 225 returned +2.27%. Despite increasing interest rates in February, Japan's short-term rates remained the lowest in the developed world at ..50%. Recent economic data from Japan suggests that the world's second-largest economy may be experiencing a resurgence in growth.

In fixed income markets, the prevailing topic continued to be the threat of higher inflation as the global economy enters its fifth year of expansion. Although the U.S. Federal Reserve Board has left interest rates unchanged for a year, foreign central banks have maintained their vigilance toward inflation and higher economic growth. The European Central Bank, the Bank of England, the Bank of Japan and the Reserve Bank of Australia are among the many foreign central banks that have raised interest rates in 2007. Rising short-term, and more recently long-term, interest rates have produced a poor environment for investors in both domestic and foreign bonds. The 10-year U.S. Treasury yield started the year at 4.70% and reached 5.30% in mid-June before ending the period at 5.03%. Yields across foreign markets also have trended higher, with German government bonds rising 60 basis points (.60%) over the first half of the year. In Japan, government bond yields rose approximately 20 basis points. As a result, U.S. bonds, as measured by the Lehman Brothers U.S. Aggregate Bond Index, returned +.98% for the first six months of the year, while global bonds, as measured by the Lehman Brothers Global Aggregate Bond Index, returned +.40%.

What factors most influenced Portfolio performance during the period?

The Portfolio capitalized on favorable equity performance in most developed markets around the world. At the start of the period, the Portfolio's asset allocation strategy included an underweight in equities, notably in the U.S., and a significant underweight in fixed income securities, particularly high-quality, long-term non-U.S.-dollar sovereign debt.

The Portfolio benefited from a significant overweight exposure to Asian equities, especially in India and Singapore, and effective stock selection in the United States, China and Hong Kong. Security selection in the energy and industrials sectors also boosted performance as significant growth in Asia, especially China, continued to fuel demand for raw materials, particularly energy resources and capital investment in energy-related production. Detracting from relative results was the Portfolio's overweight position in Japanese stocks, as equity markets there sold off sharply in February and the yen declined over the six-month period.

Although considerably underweight in fixed income, the Portfolio continued to benefit from the makeup of its fixed income component. This included modest exposure to U.S. corporate bonds, convertible securities and emerging markets debt. The Portfolio maintained its relatively neutral position in U.S. Treasury issues and its underweight in non-U.S.-dollar sovereign debt (notably in Japan), as yields remained relatively unattractive.

What changes were made to the Portfolio during the period?

Our Reference Portfolio comprises 60% equities and 40% fixed income securities. The fund's equity allocation increased from 55% of net assets to 56% during the period, primarily reflecting an increase in U.S. equities, notably in the energy and industrials sectors. This was partially offset by a reduced exposure to equities in Japan and Europe, particularly Germany. Our strategy included reducing the cyclicality of the equity portfolio and taking profits in stocks that had significantly appreciated, notably in Japan and the strong-performing energy sector. We added to our overweight positions in the materials and industrials sectors, as the demand in developing economies for new and improved infrastructure remained robust and metals consumption continued to rise. We continued to slowly increase our underweight positions in both the consumer discretionary and financials sectors, given our belief that the slowdown in the U.S. housing sector will eventually constrict the sustainability of consumer spending and credit growth.

Throughout the six-month period, the Portfolio remained underweight in fixed income securities, particularly high-quality, long-term non-U.S.-dollar sovereign debt. The Portfolio's fixed income allocation declined from 32% of net assets to 31%, mainly reflecting a decrease in exposure to European sovereign debt and a modest decrease in U.S. corporate debt as U.S. Treasury yields increased over the period. (Please note that the Portfolio's U.S. fixed income exposure includes bonds of non-U.S. issuers denominated in U.S. dollars.) Approximately 3.18% of the Portfolio's net assets was invested in convertible securities as of period-end. These securities are reported as a portion of the Portfolio's fixed income allocation, although some may tend to perform similar to equities.

Given the aforementioned changes, the Portfolio's position in cash equivalent securities remained essentially unchanged at 13% of net assets over the six-month period. Cash is actively managed and, as such, allocations to cash are an integral part of the Portfolio's investment strategy. Currently, cash is considered primarily zero-duration fixed income and includes short-term U.S. dollar and non-U.S.-dollar fixed income securities and other money market-type instruments.

How would you characterize the Portfolio's position at the close of the period?

Broadly speaking, compared to its Reference Portfolio, the Portfolio closed the period underweight in equities and non-U.S. fixed income securities, and overweight in cash reserves.

Within its equity segment, the Portfolio was significantly underweight in the United States, slightly underweight in Europe and overweight in Asia. From a sector perspective, the Portfolio was overweight in energy, industrials, telecommunication services and materials; underweight in consumer discretionary, technology, financials, health care and consumer staples; and relatively neutral in utilities.

The Portfolio's underweight fixed income exposure reflects the assessment that available yields are insufficiently attractive relative to the risks of higher inflation and higher interest rates, especially outside the United States. With respect to currency, we ended the six-month period with a significant underweighting of the U.S. dollar, a relatively neutral stance on the euro, and slight overweight positions in the Brazilian real and several Asian currencies.

The Portfolio's equity allocation at year-end -- although underweight relative to our Reference Portfolio -- was still higher than during most of the Portfolio's history. Accordingly, we expect that the Portfolio may exhibit a somewhat higher beta versus the S&P 500 Index and higher volatility in net asset value than historically has been the case. Nevertheless, given the Portfolio's current posture, we believe both of these measures should remain below those typical of the majority of all-equity Portfolios in most market conditions.

Dennis Stattman
Senior Portfolio Manager

Dan Chamby
Associate Portfolio Manager

Romualdo Roldan
Associate Portfolio Manager

James A. Macmillan
Associate Portfolio Manager

================================================================================
BlackRock Government Income Portfolio
================================================================================

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2007, BlackRock Government Income Portfolio had a total return of -.85%. For the same period, the Citigroup Government/Mortgage Index returned +.94%. The Portfolio's new benchmark, which is comprised 50% of the Lehman Brothers Mortgage-Backed Securities Index and 50% of the Merrill Lynch 10-Year U.S. Treasury Index, returned +.31% for the six-month period. In our experience, the Treasury exposure (not a notable component of the former benchmark) enhances our ability to manage risk in a portfolio dominated by mortgage securities. The new benchmark also provides a more comparable means for measuring Portfolio performance.

It was a difficult period for the Portfolio based on solid underperformance on the part of mortgages and a more general flight to quality that resulted in a difficult period for spread product (that is, fixed income assets less correlated with Treasury issues), particularly in June.

Generally speaking, our strategy is to achieve yields above those offered by U.S. Treasuries alone through investment in mortgage product -- including mortgage-backed securities (MBS), commercial MBS (CMBS), collateralized mortgage obligations (CMOs) and adjustable-rate mortgages (ARMs). During this period, a crisis in the subprime segment of the mortgage market rekindled fears of a housing-induced recession in the United States and helped to increase financial market volatility and expand risk premiums. As credit spreads widened, mortgages bore the early brunt of the underperformance given the headlines around the subprime crisis. In reality, that risk does not apply to the Portfolio's holdings because the mortgages in which we invest are not credit product, but rather are mortgages securitized by Fannie Mae, Freddie Mac and Ginnie Mae. These are based on the prime segment of the market. Exacerbating the problem was the fact that mortgages are such liquid assets that investor efforts to reduce risk are often aimed there rather than at their less liquid (and, in fact, more risky) credit positions. This further weighed on mortgage market performance.

Based on our experience investing in mortgages throughout market cycles, we felt mortgages were being unduly punished. As such, we increased exposure to mortgages during the period from 90% of net assets at December 31, 2006, to 100% at June 30, 2007. We continue to view mortgages as a high-quality fixed income asset with yield-enhancement potential. Although the market failed to recognize this as the period progressed, and Portfolio performance for the period was hampered as a result, we believe our overweight position in mortgage product should benefit Portfolio results in the longer term.

What changes were made to the Portfolio during the period?

The most significant change, as mentioned earlier, was the increased exposure to the mortgage market. Within our portfolio of mortgages, we have a focus on those established in 2001, 2002 and 2003, versus an underweight to mortgages created in 2006 and 2007. By taking on holdings of mortgages that were created several years ago, we are seeking to benefit from favorable prepayment characteristics. Individuals that took mortgages in the 2001-2003 timeframe have likely seen their home prices appreciate 30% to 40% and may be in a position to move on and pay down that original mortgage in a timely fashion. In contrast, homeowners who established mortgages in 2006 and 2007 may have seen their house prices come down so that an 80% mortgage loan may now be 90% of their home price. These are not as conducive to prepayment, as these individuals may be in their homes longer than anticipated. As such, they are not as attractive on a relative value basis.

However, we do have positions in interest-only mortgages with 2006-2007 vintages. The advantage is that these mortgages should continue to pay interest for the next few years with little principal pay-down given the home price trends mentioned above, offering a predictable level of income.

Notably, the Portfolio's duration (a measure of interest rate sensitivity) was short versus the benchmark throughout the period; however, we do not view interest rate or yield curve plays as part of our strategy. Instead, we might employ duration as a hedge, generally remaining short if the market appears ready to sell off and long in times of market strength.

How would you characterize the Portfolio's position at the close of the period?

We ended the period with an overweight position in mortgages and a corresponding underweight in U.S. Treasury issues. We have made strides in building a portfolio that we believe it well positioned for longer-term outperformance. Our years of experience in the mortgage market, coupled with state-of-the-art technology that allows us to run home price analyses and other stress tests, bring us a level of comfort in our investments. Despite some underperformance as the market adjusts to the subprime scare, we are confident in the positions we have and look forward to solid performance over the coming months. We believe mortgages represent good relative value and anticipate that we may not have to change the portfolio's structure significantly for some time.

At period-end, the Portfolio's primary sector exposures were broken out roughly as follows: 0% U.S. Treasury securities, 75% passthrough mortgages, 20% CMOs and 5% CMBS.

Andrew J. Phillips
Portfolio Manager

Eric Pellicciaro
Portfolio Manager

================================================================================
BlackRock High Income Portfolio
================================================================================

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2007, BlackRock High Income Portfolio had a total return of +3.67%. For the same period, the benchmark Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index returned +2.96%, and the Lipper High Current Yield Funds (Variable Products) category had an average return of +2.40%. (Funds in this Lipper category seek high relative current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.)

The high yield market posted positive returns for the first five months of 2007 before experiencing a downturn in June. The rally in the high yield market for most of the first half of the year reflected the continuation of historically low default rates and relatively low new-issue supply. The market decline in June resulted primarily from lower demand, especially among retail investors; tepid investor sentiment; and concerns about rising U.S. Treasury yields and an increase in new issuance of bonds related to leveraged buyouts (LBOs). An LBO is the acquisition of -- or a controlling interest in -- a company for which a significant amount of borrowed money (bonds or loans) is used to meet the cost of the acquisition.

High yield securities and the Portfolio significantly outperformed U.S. Treasury issues and investment-grade bonds for the six-month period. U.S. Treasuries, as measured by the Merrill Lynch 10-Year U.S. Treasury Securities Index, returned -.43%, and the U.S. investment-grade bond market returned +.98%, as measured by the Lehman Brothers U.S. Aggregate Bond Index. Accordingly, the higher-quality sector of the high yield market, which is more closely correlated with Treasury issues, lagged during the period, while lower-quality issues outperformed.

What factors most influenced Portfolio performance?

The Portfolio's performance for the period benefited from exposure to lower-quality credits, as well as overweight positions versus the benchmark in the chemicals, building materials and wireless telecommunications sectors. Security selection in BB-rated credits also contributed positively to Portfolio results, as lower-quality credit sectors outperformed during the period. Conversely, underweight positions in health care, home construction and supermarkets detracted from performance.

What changes were made to the Portfolio during the period?

During the semi-annual period, we decreased the Portfolio's positions in the automotive and electric utility sectors, resulting in underweights in these sectors, and increased its overweight position in the retail sector. We generally favored lower-quality credit tiers, holding overweight positions in issues rated B and CCC. These overweights enhanced performance as these segments of the credit market posted strong returns.

How would you characterize the Portfolio's position at the close of the period?

At June 30, 2007, the Portfolio had overweight positions relative to the benchmark in the retail, wireless, media--non-cable and metals sectors, and had underweights in the health care, supermarkets, non-captive diversified financials and natural gas pipeline sectors. The Portfolio ended the period with an average credit rating of B.

Going forward, we intend to maintain our focus on increasing the Portfolio's net asset value while seeking to generate a competitive total return for shareholders. The turmoil in the subprime mortgage market in the first half of 2007 has not had a direct effect on Portfolio performance, but we maintain an underweight allocation to securities issued by homebuilders.

In our view, the Portfolio is well positioned to take full advantage of opportunities in the high yield market throughout the remainder of the year. The market may face a challenging technical environment primarily because of a large issuance calendar which is likely to grow, as well as deteriorating liquidity in the market. However, the sector is still fundamentally solid, and we believe the disciplined yet flexible style of the Portfolio should continue to thrive in this type of environment.

Kevin Booth
Portfolio Manager

James Keenan
Portfolio Manager

Jeffrey Gary
Portfolio Manager

Scott Amero
Portfolio Manager

--------------------------------------------------------------------------------
We are pleased to announce that Kevin Booth, CFA, and James E. Keenan, CFA, have joined the Portfolio management team and, together with Mr. Amero and Mr. Gary, are jointly responsible for the day-to-day management of the fund's portfolio and the selection of its investments. Mr. Booth is a Managing Director with BlackRock Financial Management and co-head of the high yield team within the Fixed Income Portfolio Management Group. Mr. Booth joined BlackRock following the merger with Merrill Lynch Investment Managers (MLIM) in 2006. He was a Managing Director (Global Fixed Income) with MLIM in 2006, a Director from 1998 to 2006 and Vice President from 1991 to 1998. Mr. Booth has been a portfolio manager with BlackRock or MLIM since 1992, and was a member of MLIM's bank loan group from 2000 to 2006. Mr. Keenan is a Director with BlackRock Financial Management and co-head of the high yield team within the Fixed Income Portfolio Management Group. Mr. Keenan has been with the firm since 2004 as a Portfolio Manager on the high yield team. Prior to that, he was a senior high yield trader at Columbia Management Group from 2003 to 2004. Mr. Keenan began his investment career at UBS Global Asset Management, where he held roles as a trader, research analyst and portfolio analyst from 1998 through 2003.
--------------------------------------------------------------------------------

================================================================================
BlackRock Large Cap Core Portfolio
================================================================================

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2007, BlackRock Large Cap Core Portfolio had a total return of +6.47%, trailing the +7.18% return of the benchmark Russell 1000 Index. For the same period, the Lipper Multi-Cap Core Funds (Variable Products) category posted an average return of +8.24%. (Funds in this Lipper category invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Core funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P SuperComposite 1500 Index.)

The Portfolio invests primarily in a diversified portfolio of large cap companies selected from securities found in the Russell 1000 Index. As such, the Portfolio was influenced by the same economic and market events that affected the broader stock market during the past six months.

Economic conditions changed over the course of the period, ending on a more positive note. Markets began 2007 in a rally that was halted in late February, sending the Dow Jones Industrial Average -- the index of 30 U.S. stocks listed on the New York Stock Exchange -- more than 416 points lower. This represented the largest one-week decline in U.S. equity markets since September 2001. The sell-off came on the heels of a substantial market correction in Asia, particularly in China.

The markets rebounded shortly after, but remained volatile amid an increase in subprime mortgage delinquencies and the high-profile bankruptcy of a leading subprime mortgage company. However, there was ongoing investor debate as to whether the subprime meltdown would spread through other parts of the economy. First-quarter 2007 gross domestic product came in at .7%, the slowest rate of growth in almost five years. Meanwhile, first-quarter corporate earnings growth in the United States fell below the

10% mark for the first time in several years, but continued to exhibit resilience. In the second quarter of 2007, U.S. stock indexes rebounded, posting impressive gains and setting records along the way as corporate earnings outperformed investor expectations. The advance slowed toward the end of the period, but equities finished firmly in positive territory.

Ample inventories from non-OPEC countries and unseasonably warm weather helped stabilize crude oil prices during the winter, but the onset of the summer driving season pushed prices above $71 per barrel. The Federal Reserve Board (the Fed) kept monetary policy at a pause, leaving its target interest rate steady at 5.25%. The slowdown in the U.S. housing market remained a concern for investors, although consumer spending continued to fuel the economy.

What factors most influenced Portfolio performance?

The Portfolio's underperformance of the benchmark is attributed to a few factors. Positive results from overweighting the information technology sector were offset by poor stock selection, as semiconductor company NVIDIA Corp. and server computing vendor Sun Microsystems Inc. did not perform as anticipated. Stock selection and an overweight position in the consumer discretionary sector also had a negative impact on performance. Concerns about consumer spending caused retailers to weaken during the period. Specialty retailers such as American Eagle Outfitters, Inc. and Harley Davidson, Inc. detracted from performance, as did cable television provider DIRECTV Group, Inc. and restaurant franchise company Brinker International, Inc. Within the industrials sector, our underweight position and poor stock selection detracted from relative returns. In particular, airline companies AMR Corp. and Continental Airlines, Inc. were hard hit by rising fuel prices and their performance suffered as a result. Other individual stocks that detracted from Portfolio results included brokerage house The Bear Stearns Cos. Inc. and tobacco company UST Inc.

Contributing positively to Portfolio performance for the period was successful stock selection within the energy and materials sectors, led by shares of oil refiners Tesoro Corp., Frontier Oil Corp., Marathon Oil Corp. and Valero Energy Corp., as well as metals and mining company Southern Copper Corp. and United States Steel Corp. Within the health care sector, stock selection contributed positively to performance, as our holdings within the provider & services industry, along with pharmaceutical giant Schering-Plough Corp., posted strong gains. The Portfolio was significantly underweight in the financials sector, particularly commercial banks, which lagged during the latter half of the period. Performance was helped by good stock selection among capital markets players. We believe that the global mergers-and-acquisitions (M&A) boom will continue, and that those companies with a global presence will do well. The Portfolio also benefited from underweighting real estate investment trusts (REITs) and the thrifts & mortgages industry. Finally, individual holdings that enhanced Portfolio performance included software company McAfee Inc. and computer & peripherals company NCR Corp.

What changes were made to the Portfolio during the period?

Overall, we continued our efforts to identify companies with favorable growth characteristics and earnings developments, selling at attractive relative valuations. As a result of our bottom-up stock-selection process, we increased the Portfolio's positions in the health care, industrials and materials sectors and modestly reduced exposure to the energy, consumer staples and financials sectors. These changes are in line with our efforts to create a two-pronged portfolio: one prong invested in cyclical stocks with a global emphasis, and the other in higher-quality companies with predictable earnings. We believe this is a prudent approach for navigating the current investment climate.

The largest purchases during the period based on capital expended, included American International Group, Inc., UnitedHealth Group, Inc., Dell, Inc., Eli Lilly & Co. and Honeywell International, Inc. The largest sales, based on capital raised, included Citigroup, Inc., Johnson & Johnson, General Motors Corp., Motorola, Inc. and Occidental Petroleum Corp. These transactions reflect our ongoing refinement of the Portfolio, as we continue to look for stocks that best meet our investment criteria while pruning those that have deteriorated versus our original assessment.

How would you characterize the Portfolio's position at the close of the period?

Relative to its benchmark, the Portfolio's largest overweights at period-end were in health care, information technology and consumer discretionary, and its largest underweights were in consumer staples, financials, utilities and industrials.

Based on the equity market run-up seen since the February correction, there has been some concern that equities may be overbought, potentially setting the stage for some near-term consolidation. We acknowledge that the markets do face headwinds in the form of slowing economic growth, worsening corporate earnings growth and a Fed that is not presently accommodative. In our opinion, however, the backdrop for an equity bear market simply does not exist. Monetary policy is by no means overly tight, inflation (while higher than the Fed would like) is still low and seems to be easing, and earnings growth is slowing, not collapsing. From our perspective, the tailwinds of good valuations, strong global economic growth, ongoing corporate M&A activity and the relative attractiveness of stocks compared to other investments (chiefly bonds) should help the bull market to continue.

In summary, we believe that a soft landing is achievable in the United States. While the equity market may struggle if credit problems worsen, we do not believe a bear market is a likely outcome. Over the years, our investment process -- which combines the art of fundamental research with the science of quantitative analysis, subject to specific risk-management parameters -- has delivered strong, consistent long-term results for shareholders. Given our outlook for the remainder of the year, we are confident that our disciplined investment process and two-pronged portfolio positioning will serve shareholders well in the second half of 2007.

Robert C. Doll, Jr.
Portfolio Manager

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Performance Information
As of June 30, 2007

===========================================================================================================================
                                                  Recent Performance Results*
---------------------------------------------------------------------------------------------------------------------------
                                                                                     6-Month       12-Month
                                                                                      Total          Total     Standardized
                                                                                     Return         Return     30-Day Yield
---------------------------------------------------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio                                                 +6.19%         +17.03%          --
---------------------------------------------------------------------------------------------------------------------------
BlackRock Bond Portfolio                                                              0.00          + 5.09         5.04%
---------------------------------------------------------------------------------------------------------------------------
BlackRock Fundamental Growth Portfolio                                               +7.22          +11.12           --
---------------------------------------------------------------------------------------------------------------------------
BlackRock Global Allocation Portfolio                                                +8.28          +18.16           --
---------------------------------------------------------------------------------------------------------------------------
BlackRock Government Income Portfolio                                                -0.85          + 3.90         5.08
---------------------------------------------------------------------------------------------------------------------------
BlackRock High Income Portfolio                                                      +3.67          + 9.95         7.52
---------------------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio                                                   +6.47          +18.90           --
---------------------------------------------------------------------------------------------------------------------------

===========================================================================================================================
                                               Average Annual Total Returns*
---------------------------------------------------------------------------------------------------------------------------
                                                                                      One         Five Years     Ten Years
                                                                                   Year Ended        Ended         Ended
                                                                                     6/30/07        6/30/07       6/30/07
---------------------------------------------------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio                                                +17.03%         + 8.78%       +6.11%
---------------------------------------------------------------------------------------------------------------------------
BlackRock Bond Portfolio                                                            + 5.09          + 4.34        +5.43
---------------------------------------------------------------------------------------------------------------------------
BlackRock Fundamental Growth Portfolio                                              +11.12          + 7.76        +6.83
---------------------------------------------------------------------------------------------------------------------------
BlackRock Global Allocation Portfolio                                               +18.16          +15.47        +7.96
---------------------------------------------------------------------------------------------------------------------------
BlackRock Government Income Portfolio                                               + 3.90          + 3.72        +5.44
---------------------------------------------------------------------------------------------------------------------------
BlackRock High Income Portfolio                                                     + 9.95          +10.31        +4.60
---------------------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio                                                  +18.90          +13.26        +8.52
---------------------------------------------------------------------------------------------------------------------------

* Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment
================================================================================

BlackRock Balanced Capital Portfolio

[The following information was depicted as a line chart in the printed material]

                           BlackRock                          Lehman
                           Balanced                          Brothers
                            Capital         S&P 500       U.S. Aggregate
                           Portfolio+       Index++       Bond Index+++
            Jun-97          10,000           10,000           10,000
            Jun-98          11,738           13,016           11,054
            Jun-99          12,592           15,978           11,402
            Jun-00          14,374           17,137           11,922
            Jun-01          12,627           14,595           13,261
            Jun-02          11,878           11,970           14,405
            Jun-03          11,849           12,000           15,903
            Jun-04          13,489           14,293           15,954
            Jun-05          14,261           15,197           17,039
            Jun-06          15,458           16,508           16,902
            Jun-07          18,090           19,907           17,937

  + Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Balanced Capital Portfolio invests in U.S. and foreign equity and fixed income securities.

 ++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

+++ This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

S&P 500 is a registered trademark of the McGraw-Hill Companies.

Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment (Continued)
================================================================================

BlackRock Bond Portfolio

[The following information was depicted as a line chart in the printed material]

                                             Lehman
                          BlackRock          Brothers
                             Bond         U.S. Aggregate
                          Portfolio+       Bond Index++
            Jun-97          10,000           10,000
            Jun-98          11,016           11,054
            Jun-99          11,168           11,402
            Jun-00          11,427           11,922
            Jun-01          12,661           13,261
            Jun-02          13,722           14,405
            Jun-03          15,172           15,903
            Jun-04          15,281           15,954
            Jun-05          16,296           17,039
            Jun-06          16,151           16,902
            Jun-07          16,973           17,937


 + Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Bond Portfolio normally invests at least 80% of its net assets in fixed income securities of any kind.

++ This unmanaged market-weighted Index is comprised of U.S. Government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

Past performance is not indicative of future results.

BlackRock Fundamental Growth Portfolio

[The following information was depicted as a line chart in the printed material]

                           BlackRock
                          Fundamental
                            Growth           S&P 500
                          Portfolio+         Index++
            Jun-97          10,000           10,000
            Jun-98          13,649           13,016
            Jun-99          17,531           15,978
            Jun-00          22,643           17,137
            Jun-01          16,709           14,595
            Jun-02          13,321           11,970
            Jun-03          12,475           12,000
            Jun-04          15,310           14,293
            Jun-05          15,887           15,197
            Jun-06          17,423           16,508
            Jun-07          19,361           19,907


 + Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Fundamental Growth Portfolio invests in equity securities of U.S. companies of any size, but emphasizes equity securities of companies with the potential to achieve above-average earnings growth.

++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment (Continued)
================================================================================

BlackRock Global Allocation Portfolio

[The following information was depicted as a line chart in the printed material]

                           BlackRock
                            Global
                          Allocation      FTSE World      Reference
                          Portfolio+        Index++      Portfolio+++
            Jun-97          10,000          10,000          10,000
            Jun-98          10,813          11,598          11,362
            Jun-99          11,211          13,495          12,765
            Jun-00          12,857          15,181          13,862
            Jun-01          10,745          12,405          12,529
            Jun-02          10,481          10,617          12,009
            Jun-03          11,432          10,451          12,641
            Jun-04          13,838          13,039          14,535
            Jun-05          15,525          14,594          15,795
            Jun-06          18,211          17,285          17,212
            Jun-07          21,518          21,694          19,942


  + Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Global Allocation Portfolio invests in a portfolio of equity, debt and money market securities.

 ++ This unmanaged market capitalization-weighted Index is comprised of nearly 2,000 equities from 24 countries in 12 regions, including the United States.

+++ This unmanaged Reference Portfolio is a weighted Index comprised of 36% of the unmanaged Standard & Poor's 500 Index, 24% of the FTSE World Index (Ex-U.S.) Equities, 24% of the Merrill Lynch Treasury Index GA05, and 16% of the Citigroup World Government Bond Index (Ex-U.S.).

Past performance is not indicative of future results.

BlackRock Government Income Portfolio

[The following information was depicted as a line chart in the printed material]

                                                                  50% Lehman
                                                                    Brothers
                                                                 Mortgage-Backed
                                      Lehman                       Securities
                                     Brothers      Merrill          Index &
            BlackRock  Citigroup     Mortgage-      Lynch         50% Merrill
           Government  Government/   Backed        10-Year        Lynch 10-Year
             Income     Mortgage    Securities   U.S. Treasury    U.S. Treasury
           Portfolio+   Index++      Index+++    Securities+++    Securities+++
Jun-97       10,000      10,000       10,000        10,000          10,000
Jun-98       10,947      10,893       11,040        11,305          11,099
Jun-99       11,345      11,330       11,420        11,458          11,402
Jun-00       11,872      11,900       11,994        11,852          11,887
Jun-01       13,075      13,242       13,282        12,842          13,055
Jun-02       14,149      14,432       14,477        13,948          14,207
Jun-03       15,387      15,257       15,723        16,125          15,720
Jun-04       15,332      15,597       15,777        15,545          15,616
Jun-05       16,402      16,554       16,814        17,032          16,843
Jun-06       16,344      16,620       16,733        16,046          16,383
Jun-07       16,982      17,682       17,712        16,846          17,316


  + Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Government Income Portfolio invests at least 80% of its net assets in bonds and other debt securities that are issued or guaranteed by the U.S. government or U.S. government agencies or government-sponsored enterprises.

 ++ This unmanaged Index is comprised of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC debentures and treasury securities.

+++ The Portfolio now compares its performance to that of a customized weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year U.S. Treasury Index (50%). The Lehman Brothers Mortgage-Backed Securities Index is a widely recognized unmanaged index that includes the mortgage-backed pass through securities of the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation that meet certain maturity and liquidity criteria. The Merrill Lynch 10-Year U.S. Treasury Index is a widely recognized unmanaged one security index that consists of the current "on-the-run" 10-Year Treasury issue. The Portfolio now uses this index as its benchmark because it better reflects the Portfolio's investment strategies. Performance of the index does not reflect the deduction of fees, expenses or taxes.

Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment (Concluded)
================================================================================

BlackRock High Income Portfolio

[The following information was depicted as a line chart in the printed material]

                                                          Lehman Brothers
                          BlackRock          Credit       U.S. Corporate
                            High             Suisse         High Yield
                           Income          High Yield       2% Issuer
                          Portfolio+        Index++        Cap Index+++
            Jun-97          10,000           10,000           10,000
            Jun-98          10,730           11,098           11,143
            Jun-99          10,180           11,003           11,101
            Jun-00          10,381           10,960           10,988
            Jun-01          10,187           10,925           10,909
            Jun-02           9,597           11,102           10,679
            Jun-03          11,134           13,407           13,048
            Jun-04          12,430           14,982           14,393
            Jun-05          13,489           16,495           15,927
            Jun-06          14,257           17,323           16,622
            Jun-07          15,675           19,422           18,487


  + Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock High Income Portfolio invests under normal circumstances at least 80% of its net assets in fixed income securities with lower credit, which means credit quality equivalent to or below the fourth highest rating level of recognized rating agencies.

 ++ This unmanaged market-weighted Index is comprised of high-yield debt securities rated BBB or lower.

+++ This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index. The Portfolio now uses this index as its benchmark because it better reflects the Portfolio's investment strategies. Performance of the index does not reflect the deduction of fees, expenses or taxes.

Past performance is not indicative of future results.

BlackRock Large Cap Core Portfolio

[The following information was depicted as a line chart in the printed material]

                          BlackRock
                        Large Cap Core       Russell 1000(R)
                          Portfolio+            Index++
            Jun-97          10,000              10,000
            Jun-98          12,003              13,015
            Jun-99          13,699              15,869
            Jun-00          16,395              17,336
            Jun-01          13,450              14,744
            Jun-02          12,154              12,107
            Jun-03          11,804              12,222
            Jun-04          14,646              14,604
            Jun-05          16,962              15,761
            Jun-06          19,053              17,192
            Jun-07          22,654              20,704

 + Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Large Cap Core Portfolio generally invests at least 80% of its net assets in a diversified portfolio of equity securities, primarily common stocks, of large cap companies included at the time of purchase in the Russell 1000 Index.

++ This unmanaged Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Portfolio is managed to this broad-based Index, which provides for a better comparison relative to the S&P 500 Index.

Russell 1000 is a registered trademark of the Frank Russell Company.

Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Disclosure of Expenses
================================================================================

Shareholders of each Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees and other Portfolio expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2007 and held through June 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders' can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

===========================================================================================================================
                                                                                                Expenses Paid
                                                             Beginning     Ending Account    During the Period*  Annualized
                                                           Account Value        Value        January 1, 2007 to    Expense
Actual                                                    January 1, 2007   June 30, 2007       June 30, 2007       Ratio
---------------------------------------------------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio                          $1,000          $1,061.90            $2.11            .41%
---------------------------------------------------------------------------------------------------------------------------
BlackRock Bond Portfolio                                      $1,000          $1,000.00            $2.43            .49%
---------------------------------------------------------------------------------------------------------------------------
BlackRock Fundamental Growth Portfolio                        $1,000          $1,072.20            $2.27            .44%
---------------------------------------------------------------------------------------------------------------------------
BlackRock Global Allocation Portfolio                         $1,000          $1,082.80            $2.54            .49%
---------------------------------------------------------------------------------------------------------------------------
BlackRock Government Income Portfolio                         $1,000          $  991.50            $2.27            .46%
---------------------------------------------------------------------------------------------------------------------------
BlackRock High Income Portfolio                               $1,000          $1,036.70            $2.52            .50%
---------------------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio                            $1,000          $1,064.70            $2.16            .42%
---------------------------------------------------------------------------------------------------------------------------
BlackRock Money Market Portfolio                              $1,000          $1,024.50            $2.06            .41%
---------------------------------------------------------------------------------------------------------------------------
===========================================================================================================================
Hypothetical (5% annual return before expenses)**
---------------------------------------------------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio                          $1,000          $1,022.86            $2.07            .41%
---------------------------------------------------------------------------------------------------------------------------
BlackRock Bond Portfolio                                      $1,000          $1,022.47            $2.46            .49%
---------------------------------------------------------------------------------------------------------------------------
BlackRock Fundamental Growth Portfolio                        $1,000          $1,022.71            $2.22            .44%
---------------------------------------------------------------------------------------------------------------------------
BlackRock Global Allocation Portfolio                         $1,000          $1,022.46            $2.47            .49%
---------------------------------------------------------------------------------------------------------------------------
BlackRock Government Income Portfolio                         $1,000          $1,022.52            $2.31            .46%
---------------------------------------------------------------------------------------------------------------------------
BlackRock High Income Portfolio                               $1,000          $1,022.32            $2.51            .50%
---------------------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio                            $1,000          $1,022.81            $2.12            .42%
---------------------------------------------------------------------------------------------------------------------------
BlackRock Money Market Portfolio                              $1,000          $1,022.77            $2.06            .41%
---------------------------------------------------------------------------------------------------------------------------

 * Expenses for each Portfolio are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 for BlackRock Balanced Capital Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Global Allocation Portfolio and BlackRock Large Cap Core Portfolio, and 181/365 for BlackRock Bond Portfolio, BlackRock Government Income Portfolio, BlackRock High Income Portfolio and BlackRock Money Market Portfolio (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Portfolio Information as of June 30, 2007
================================================================================

                                                                                                             Percent of
                                                                                                              Long-Term
Asset Mix for BlackRock Balanced Capital Portfolio                                                           Investments
------------------------------------------------------------------------------------------------------------------------
Common Stocks...........................................................................................         60.6%
U.S. Government Agency Mortgage-Backed Securities.......................................................         22.1
Non-Government Agency Mortgage-Backed Securities........................................................          4.9
Corporate Bonds.........................................................................................          4.9
Asset-Backed Securities.................................................................................          4.3
U.S. Government Agency Mortgage-Backed Securities--Collateralized Mortgage Obligations..................          1.3
U.S. Government & Agency Obligations....................................................................          1.2
Preferred Securities....................................................................................          0.4
Foreign Government Obligations..........................................................................          0.3
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                                                                             Percent of
                                                                                                              Long-Term
Asset Mix for BlackRock Bond Portfolio                                                                       Investments
------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities.......................................................         49.8%
Asset-Backed Securities.................................................................................         19.6
Non-Government Agency Mortgage-Backed Securities........................................................         12.0
Corporate Bonds.........................................................................................          9.4
U.S. Government Agency Mortgage-Backed Securities--Collateralized Mortgage Obligations..................          4.7
U.S. Government & Agency Obligations....................................................................          3.0
Preferred Securities....................................................................................          0.9
Foreign Government Obligations..........................................................................          0.6
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                                                                             Percent of
                                                                                                              Long-Term
Sector Representation for BlackRock Fundamental Growth Portfolio                                             Investments
------------------------------------------------------------------------------------------------------------------------
Information Technology..................................................................................         24.5%
Health Care.............................................................................................         15.1
Industrials.............................................................................................         15.1
Energy..................................................................................................         11.8
Financials..............................................................................................          9.8
Consumer Discretionary..................................................................................          8.2
Consumer Staples........................................................................................          8.1
Material & Processing...................................................................................          7.4
------------------------------------------------------------------------------------------------------------------------

For Portfolio compliance purposes, the Portfolio's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Portfolio Information as of June 30, 2007 (Continued)
================================================================================

                                                                                                                Reference
                                                                                             Percent of        Portfolio+
Asset Allocation for BlackRock Global Allocation Portfolio                                   Net Assets        Percentages
--------------------------------------------------------------------------------------------------------------------------
U.S. Equities...........................................................................       21.6%*            36.0%
European Equities.......................................................................       12.5*             14.4
Pacific Basin Equities..................................................................       17.7*              7.4
Other Equities..........................................................................        4.0               2.2
Total Equities..........................................................................       55.8              60.0
U.S. Dollar Denominated Fixed Income Securities.........................................       23.1              24.0
  U.S. Issuer...........................................................................       19.8                --
  Non-U.S. Issuer.......................................................................        3.3                --
Non-U.S. Dollar Denominated Fixed Income Securities.....................................        7.6              16.0
Total Fixed Income Securities...........................................................       30.7              40.0
Cash & Cash Equivalents.................................................................       13.5**              --
--------------------------------------------------------------------------------------------------------------------------

 *    Includes value of financial futures contracts.

** Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.

 + The unmanaged Reference Portfolio is an unmanaged weighted index comprised as follows: 36% of the Standard & Poor's 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.).

-------------------------------------------------------------------------------------------------------------------------
                                                                                                              Percent of
                                                                                                               Long-Term
 Asset Mix for BlackRock Government Income Portfolio                                                          Investments
-------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities.......................................................         58%
U.S. Government Agency Mortgage-Backed Securities -- Collateralized Mortgage Obligations................         21
Non-Government Agency Mortgage-Backed Securities........................................................         17
Asset-Backed Securities.................................................................................          3
U.S. Government Obligations.............................................................................          1
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                                                                              Percent of
                                                                                                               Long-Term
 Quality Ratings by S&P/Moody's Ratings for BlackRock High Income Portfolio                                   Investments
-------------------------------------------------------------------------------------------------------------------------
A/A.....................................................................................................          0.1%
BBB/Baa.................................................................................................          1.8
BB/Ba...................................................................................................         24.8
B/B.....................................................................................................         53.1
CCC/Caa.................................................................................................         16.9
NR (Not Rated)..........................................................................................          2.2
Other*..................................................................................................          1.1
-------------------------------------------------------------------------------------------------------------------------

*     Includes portfolio holdings in common stocks and preferred stocks.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Portfolio Information as of June 30, 2007 (Concluded)
================================================================================

                                                                                                             Percent of
                                                                                                              Long-Term
Sector Representation for BlackRock Large Cap Core Portfolio                                                 Investments
-------------------------------------------------------------------------------------------------------------------------
Information Technology..................................................................................         24.6%
Health Care.............................................................................................         18.4
Consumer Discretionary..................................................................................         15.7
Financials..............................................................................................         14.4
Energy..................................................................................................         12.4
Industrials.............................................................................................          8.1
Materials...............................................................................................          4.4
Consumer Staples........................................................................................          1.4
Telecommunication Services..............................................................................          0.6
-------------------------------------------------------------------------------------------------------------------------

For Portfolio compliance purposes, the Portfolio's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

-----------------------------------------------------------------------------------------------------------------------
                                                                                               As of             As of
Portfolio Composition* for BlackRock Money Market Portfolio                                   6/30/07          12/31/06
-----------------------------------------------------------------------------------------------------------------------
Bank Notes..............................................................................         --               1.7%
Certificates of Deposit.................................................................        1.9%              5.0
Certificate of Deposit -- Yankee........................................................       24.0               3.0
Commercial Paper........................................................................       55.0              63.6
Funding Agreements......................................................................        3.8               7.4
Medium-Term Notes.......................................................................        7.8               9.6
Repurchase Agreements...................................................................        1.6               2.5
U.S. Government, Agency and Instrumentality Obligations -- Non-Discount.................        5.0               7.1
Other Assets Less Liabilities...........................................................        0.9               0.1
                                                                                              -----             -----
Total...................................................................................      100.0%            100.0%
                                                                                              =====             =====
-----------------------------------------------------------------------------------------------------------------------

*     As a percent of net assets.

-----------------------------------------------------------------------------------------------------------------------
BlackRock Money Market Portfolio's Seven-Day Yield......................................................         4.96%
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited)        (in U.S. dollars)
================================================================================

                                     Shares
Industry                              Held                                Common Stocks                             Value
---------------------------------------------------------------------------------------------------------------------------
Aerospace &                          160,000      Honeywell International, Inc...............................   $ 9,004,800
Defense--2.8%                         70,000      Raytheon Co................................................     3,772,300
                                     160,000      United Technologies Corp...................................    11,348,800
                                                                                                                -----------
                                                                                                                 24,125,900
---------------------------------------------------------------------------------------------------------------------------
Automobiles--1.0%                    145,000      Harley-Davidson, Inc.......................................     8,643,450
---------------------------------------------------------------------------------------------------------------------------
Beverages--0.9%                      145,000      Anheuser-Busch Cos., Inc...................................     7,563,200
---------------------------------------------------------------------------------------------------------------------------
Building Products--1.1%              325,000      Masco Corp.................................................     9,252,750
---------------------------------------------------------------------------------------------------------------------------
Capital Markets--4.0%                 90,000      Legg Mason, Inc............................................     8,854,200
                                     285,000      Mellon Financial Corp......................................    12,540,000
                                     160,000      Morgan Stanley.............................................    13,420,800
                                                                                                                -----------
                                                                                                                 34,815,000
---------------------------------------------------------------------------------------------------------------------------
Chemicals--1.3%                      215,000      E.I. du Pont de Nemours & Co...............................    10,930,600
---------------------------------------------------------------------------------------------------------------------------
Commercial Banks--1.3%               325,000      Wells Fargo & Co...........................................    11,430,250
---------------------------------------------------------------------------------------------------------------------------
Communications                       485,000      Cisco Systems, Inc. (a)....................................    13,507,250
Equipment--2.9%                      235,000      Juniper Networks, Inc. (a).................................     5,914,950
                                     325,000      Motorola, Inc..............................................     5,752,500
                                                                                                                -----------
                                                                                                                 25,174,700
---------------------------------------------------------------------------------------------------------------------------
Computers &                          265,000      Hewlett-Packard Co.........................................    11,824,300
Peripherals--3.5%                    110,000      International Business Machines Corp.......................    11,577,500
                                   1,250,000      Sun Microsystems, Inc. (a).................................     6,575,000
                                                                                                                -----------
                                                                                                                 29,976,800
---------------------------------------------------------------------------------------------------------------------------
Diversified Financial                255,000      Citigroup, Inc.............................................    13,078,950
Services--2.8%                       220,000      JPMorgan Chase & Co........................................    10,659,000
                                                                                                                -----------
                                                                                                                 23,737,950
---------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication        215,000      AT&T Inc...................................................     8,922,500
Services--2.2%                       245,000      Verizon Communications, Inc................................    10,086,650
                                                                                                                -----------
                                                                                                                 19,009,150
---------------------------------------------------------------------------------------------------------------------------
Energy Equipment &                   110,000      GlobalSantaFe Corp.........................................     7,947,500
Services--2.7%                        70,000      Schlumberger Ltd...........................................     5,945,800
                                     170,000      Weatherford International Ltd. (a).........................     9,390,800
                                                                                                                -----------
                                                                                                                 23,284,100
---------------------------------------------------------------------------------------------------------------------------
Food & Staples                        70,000      Wal-Mart Stores, Inc.......................................     3,367,700
Retailing--0.4%
---------------------------------------------------------------------------------------------------------------------------
Food Products--4.1%                  110,000      Cadbury Schweppes Plc (b)..................................     5,973,000
                                      85,000      General Mills, Inc.........................................     4,965,700
                                      37,500      Nestle SA Registered Shares................................    14,249,008
                                     325,000      Unilever NV (b)............................................    10,081,500
                                                                                                                -----------
                                                                                                                 35,269,208
---------------------------------------------------------------------------------------------------------------------------
Health Care Equipment &              250,000      Baxter International, Inc..................................    14,085,000
Supplies--1.6%
---------------------------------------------------------------------------------------------------------------------------
Health Care Providers &              110,000      AmerisourceBergen Corp.....................................     5,441,700
Services--0.6%
---------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants &                270,000      McDonald's Corp............................................    13,705,200
Leisure--1.6%
---------------------------------------------------------------------------------------------------------------------------
Household Durables--0.8%             135,000      Sony Corp. (b).............................................     6,934,950
---------------------------------------------------------------------------------------------------------------------------
Household Products--1.6%             200,000      Kimberly-Clark Corp........................................    13,378,000
---------------------------------------------------------------------------------------------------------------------------
IT Services--0.8%                    160,000      Accenture Ltd. Class A.....................................     6,862,400
---------------------------------------------------------------------------------------------------------------------------
Industrial                           100,000      3M Co......................................................     8,679,000
Conglomerates--4.8%                  380,000      General Electric Co........................................    14,546,400
                                     135,000      Textron, Inc...............................................    14,864,850
                                     105,000      Tyco International Ltd. (a)................................     3,547,950
                                                                                                                -----------
                                                                                                                 41,638,200
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

                                     Shares
Industry                              Held                                Common Stocks                             Value
---------------------------------------------------------------------------------------------------------------------------
Insurance--5.2%                      200,000      ACE Ltd....................................................  $ 12,504,000
                                     195,000      American International Group, Inc..........................    13,655,850
                                     110,000      Prudential Financial, Inc..................................    10,695,300
                                     125,000      RenaissanceRe Holdings Ltd.................................     7,748,750
                                                                                                               ------------
                                                                                                                 44,603,900
---------------------------------------------------------------------------------------------------------------------------
Internet Software &                  270,000      Yahoo! Inc. (a)............................................     7,325,100
Services--0.9%
---------------------------------------------------------------------------------------------------------------------------
Machinery--1.1%                      180,000      Dover Corp.................................................     9,207,000
---------------------------------------------------------------------------------------------------------------------------
Media--1.8%                          105,000      CBS Corp. Class B..........................................     3,498,600
                                     325,000      Comcast Corp. Special Class A (a)..........................     9,087,000
                                      95,000      Walt Disney Co.............................................     3,243,300
                                                                                                               ------------
                                                                                                                 15,828,900
---------------------------------------------------------------------------------------------------------------------------
Metals & Mining--0.8%                180,000      Alcoa, Inc.................................................     7,295,400
---------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable                130,000      Devon Energy Corp..........................................    10,177,700
Fuels--4.4%                           85,000      EnCana Corp................................................     5,223,250
                                      85,000      Exxon Mobil Corp...........................................     7,129,800
                                     215,000      Murphy Oil Corp............................................    12,779,600
                                      37,500      Total SA (b)...............................................     3,036,750
                                                                                                               ------------
                                                                                                                 38,347,100
---------------------------------------------------------------------------------------------------------------------------
Paper & Forest                        75,000      International Paper Co.....................................     2,928,750
Products--0.7%                        90,000      MeadWestvaco Corp..........................................     3,178,800
                                                                                                               ------------
                                                                                                                  6,107,550
---------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals--4.4%                250,000      Bristol-Myers Squibb Co....................................     7,890,000
                                      70,000      GlaxoSmithKline Plc (b)....................................     3,665,900
                                     125,000      Pfizer, Inc................................................     3,196,250
                                     285,000      Schering-Plough Corp.......................................     8,675,400
                                     260,000      Wyeth......................................................    14,908,400
                                                                                                               ------------
                                                                                                                 38,335,950
---------------------------------------------------------------------------------------------------------------------------
Semiconductors &                     215,000      Applied Materials, Inc.....................................     4,272,050
Semiconductor                        215,000      Intersil Corp. Class A.....................................     6,763,900
Equipment--2.5%                      175,000      Micron Technology, Inc. (a)................................     2,192,750
                                     215,000      Texas Instruments, Inc.....................................     8,090,450
                                                                                                               ------------
                                                                                                                 21,319,150
---------------------------------------------------------------------------------------------------------------------------
Software--1.3%                       125,000      Electronic Arts, Inc. (a)..................................     5,915,000
                                     180,000      Microsoft Corp.............................................     5,304,600
                                                                                                               ------------
                                                                                                                 11,219,600
---------------------------------------------------------------------------------------------------------------------------
Specialty Retail--1.5%               325,000      Limited Brands, Inc........................................     8,921,250
                                     145,000      Office Depot, Inc. (a).....................................     4,393,500
                                                                                                               ------------
                                                                                                                 13,314,750
---------------------------------------------------------------------------------------------------------------------------
                                                  Total Common Stocks
                                                  (Cost--$432,861,120)--67.4%                                   581,530,608
---------------------------------------------------------------------------------------------------------------------------
                                                                      Preferred Securities
---------------------------------------------------------------------------------------------------------------------------
                                      Face
                                     Amount                              Capital Trusts
---------------------------------------------------------------------------------------------------------------------------
Capital Markets--0.1%       USD      705,000      Lehman Brothers Holdings Capital Trust V, 5.857% (c)(h)....       690,588
---------------------------------------------------------------------------------------------------------------------------
Commercial Banks--0.1%               335,000      BAC Capital Trust VI, 5.625% due 3/08/2035.................       299,116
                                     375,000      USB Capital IX, 6.189% (c)(h)..............................       377,769
                                     450,000      Wachovia Capital Trust III, 5.80% (c)(h)...................       448,039
                                                                                                               ------------
                                                                                                                  1,124,924
---------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable                340,000      Pemex Project Funding Master Trust, 7.375% due 12/15/2014..       369,527
Fuels--0.1%
---------------------------------------------------------------------------------------------------------------------------
                                                  Total Capital Trusts
                                                  (Cost--$2,212,757)--0.3%                                        2,185,039
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

                                     Shares
Industry                              Held                                Preferred Stocks                          Value
---------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage                    20,800      Fannie Mae Series O, 7%....................................   $ 1,078,351
Finance--0.1%
---------------------------------------------------------------------------------------------------------------------------
                                                  Total Preferred Stocks
                                                  (Cost--$1,157,000)--0.1%                                        1,078,351
---------------------------------------------------------------------------------------------------------------------------
                                      Face
                                     Amount                             Trust Preferreds
---------------------------------------------------------------------------------------------------------------------------
Commercial Banks--0.0%      USD      350,000      SunTrust Capital VIII, 6.10% due 12/15/2036 (c)............       320,515
---------------------------------------------------------------------------------------------------------------------------
                                                  Total Trust Preferreds
                                                  (Cost--$344,337)--0.0%                                            320,515
---------------------------------------------------------------------------------------------------------------------------
                                                  Total Preferred Securities
                                                  (Cost--$3,714,094)--0.4%                                        3,583,905
---------------------------------------------------------------------------------------------------------------------------
                                                                     Fixed Income Securities
---------------------------------------------------------------------------------------------------------------------------
                                                                         Corporate Bonds
---------------------------------------------------------------------------------------------------------------------------
Aerospace &                          375,000      Honeywell International, Inc., 5.70% due 3/15/2036.........       346,201
Defense--0.0%                         12,000      L-3 Communications Corp. Series B,
                                                    6.375% due 10/15/2015....................................        11,340
                                                                                                                -----------
                                                                                                                    357,541
---------------------------------------------------------------------------------------------------------------------------
Airlines--0.0%                       223,958      American Airlines, Inc. Series 2003-1,
                                                    3.857% due 1/09/2012 (o).................................       214,720
---------------------------------------------------------------------------------------------------------------------------
Building Products--0.0%              165,000      Momentive Performance Materials, Inc.,
                                                    10.125% due 12/01/2014 (d)(i)............................       165,413
---------------------------------------------------------------------------------------------------------------------------
Capital Markets--1.0%              1,070,000      Credit Suisse Guernsey Ltd., 5.86% (c)(h)..................     1,030,904
                                     415,000      Goldman Sachs Capital II, 5.793% (c)(h)....................       405,017
                                   1,780,000      The Goldman Sachs Group, Inc., 5.25% due 10/15/2013........     1,725,593
                                   5,250,000      Morgan Stanley, 5.61% due 1/09/2012 (c)....................     5,240,403
                                                                                                                -----------
                                                                                                                  8,401,917
---------------------------------------------------------------------------------------------------------------------------
Chemicals--0.0%                      185,000      Lyondell Chemical Co., 6.875% due 6/15/2017................       178,525
---------------------------------------------------------------------------------------------------------------------------
Commercial Banks--0.2%               620,000      Barclays Bank Plc, 8.55% (d)(h)............................       682,771
                                     435,000      Corporacion Andina de Fomento, 6.875% due 3/15/2012........       455,563
                            JPY  102,000,000      Kreditanstalt fuer Wiederaufbau,
                                                    0.325% due 8/08/2011 (c).................................       828,542
                                                                                                                -----------
                                                                                                                  1,966,876
---------------------------------------------------------------------------------------------------------------------------
Consumer Finance--0.4%      USD    1,575,000      HSBC Finance Corp., 6.50% due 11/15/2008...................     1,597,116
                                     305,000      MBNA Corp., 4.625% due 9/15/2008...........................       302,070
                                                  SLM Corp.:
                                     475,000        5.40% due 10/25/2011.....................................       435,055
                                     825,000        5.125% due 8/27/2012.....................................       730,289
                                                                                                                -----------
                                                                                                                  3,064,530
---------------------------------------------------------------------------------------------------------------------------
Diversified Financial                590,000      Bank of America Corp., 4.875% due 9/15/2012................       570,145
Services--1.1%                                    Citigroup, Inc.:
                                     990,000        5.625% due 8/27/2012.....................................       990,211
                                   1,050,000        5.50% due 2/15/2017......................................     1,016,947
                                     185,000        5.875% due 5/29/2037.....................................       176,369
                                                  General Electric Capital Corp.:
                                   2,740,000        5% due 11/15/2011........................................     2,685,115
                                   3,375,000        Series A, 5% due 12/01/2010..............................     3,330,099
                                   1,100,000      JPMorgan Chase Bank NA, 6% due 7/05/2017...................     1,091,409
                                                                                                                -----------
                                                                                                                  9,860,295
---------------------------------------------------------------------------------------------------------------------------
Diversified                          250,000      GTE Corp., 6.84% due 4/15/2018.............................       262,711
Telecommunication           JPY   61,000,000      Nippon Telegraph & Telephone Corp., 2.50% due 7/25/2007....       495,956
Services--0.1%              USD      205,000      Telecom Italia Capital SA, 6% due 9/30/2034................       184,690
                                                                                                                -----------
                                                                                                                    943,357
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                      Face
Industry                             Amount                              Corporate Bonds                            Value
---------------------------------------------------------------------------------------------------------------------------
Electric Utilities--0.2%    USD      175,000      Jersey Central Power & Light Co., 6.40% due 5/15/2036......    $  173,548
                                     335,000      Nevada Power Co., 6.65% due 4/01/2036......................       336,111
                                     405,000      Public Service Co. of New Mexico, 4.40% due 9/15/2008......       398,653
                                     460,000      Sierra Pacific Power Co., 6% due 5/15/2016.................       451,153
                                     423,000      Southern California Edison Co., 5.625% due 2/01/2036.......       395,254
                                                                                                                 ----------
                                                                                                                  1,754,719
---------------------------------------------------------------------------------------------------------------------------
Health Care Providers &              315,000      UnitedHealth Group, Inc., 5.80% due 3/15/2036..............       289,893
Services--0.0%
---------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates--0.1%       450,000      Hutchison Whampoa International (03/33) Ltd.,
                                                    7.45% due 11/24/2033 (d).................................       496,675
---------------------------------------------------------------------------------------------------------------------------
Insurance--0.4%                      470,000      American International Group, Inc., 6.25% due 5/01/2036....       474,351
                                     475,000      Chubb Corp., 6.375% due 3/29/2067 (c)......................       464,502
                                     315,000      Lincoln National Corp., 7% due 5/17/2066 (c)...............       323,215
                                     620,000      MetLife, Inc., 6.40% due 12/15/2066........................       574,338
                                     235,000      Principal Life Global Funding I, 3.625% due 4/30/2008 (d)..       230,714
                                     460,000      Progressive Corp., 6.70% due 6/15/2037 (c).................       457,180
                                     320,000      Reinsurance Group of America, 6.75% due 12/15/2065 (c).....       311,872
                                     910,000      The Travelers Cos., Inc., 6.25% due 3/15/2067 (c)..........       874,464
                                                                                                                 ----------
                                                                                                                  3,710,636
---------------------------------------------------------------------------------------------------------------------------
Media--0.6%                                       Comcast Corp.:
                                     505,000        5.85% due 1/15/2010......................................       508,363
                                     625,000        6.50% due 1/15/2017......................................       638,098
                                     460,000        6.45% due 3/15/2037......................................       443,313
                                     365,000      Cox Communications, Inc., 7.125% due 10/01/2012............       385,613
                                     145,000      Idearc, Inc., 8% due 11/15/2016............................       146,450
                                                  News America, Inc.:
                                     470,000        6.40% due 12/15/2035.....................................       447,587
                                     830,000        6.75% due 1/09/2038......................................       868,715
                                     750,000      Time Warner Cable, Inc., 5.85% due 5/01/2017 (d)...........       729,486
                                     910,000      Time Warner Companies, Inc., 9.125% due 1/15/2013..........     1,045,313
                                                                                                                 ----------
                                                                                                                  5,212,938
---------------------------------------------------------------------------------------------------------------------------
Metals & Mining--0.1%                420,000      Freeport-McMoRan Copper & Gold, Inc.,
                                                    8.375% due 4/01/2017.....................................       448,350
---------------------------------------------------------------------------------------------------------------------------
Multi-Utilities--0.1%                380,000      CMS Energy Corp., 6.55% due 7/17/2017......................       374,919
                                     215,000      Xcel Energy, Inc., 6.50% due 7/01/2036.....................       217,447
                                                                                                                 ----------
                                                                                                                    592,366
---------------------------------------------------------------------------------------------------------------------------
Office Electronics--0.1%             540,000      Xerox Corp., 6.40% due 3/15/2016...........................       543,330
---------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable                915,000      Anadarko Petroleum Corp., 6.45% due 9/15/2036..............       880,072
Fuels--0.6%                          295,000      Colonial Pipeline Co., 7.63% due 4/15/2032 (d).............       352,985
                                     500,000      MidAmerican Energy Holdings Co., 5.95% due 5/15/2037 (d)...       471,230
                                     215,000      Motiva Enterprises LLC, 5.20% due 9/15/2012 (d)............       210,374
                                     585,000      Northwest Pipeline Corp., 7% due 6/15/2016.................       609,863
                                   1,750,000      Pemex Project Funding Master Trust,
                                                    6.66% due 6/15/2010 (c)(d)...............................     1,795,500
                                     345,000      Sabine Pass LNG LP, 7.50% due 11/30/2016 (d)...............       343,275
                                      90,000      Tennessee Gas Pipeline Co., 7% due 10/15/2028..............        92,684
                                                                                                                 ----------
                                                                                                                  4,755,983
---------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals--0.2%                450,000      Bristol-Myers Squibb Co., 5.875% due 11/15/2036............       424,515
                                      10,000      Eli Lilly & Co., 7.125% due 6/01/2025......................        11,092
                            JPY  100,000,000      Pfizer, Inc., 0.80% due 3/18/2008..........................       811,187
                            USD      450,000      Wyeth, 6% due 2/15/2036....................................       433,899
                                                                                                                 ----------
                                                                                                                  1,680,693
---------------------------------------------------------------------------------------------------------------------------
Real Estate Investment               170,000      Developers Diversified Realty Corp., 6.625% due 1/15/2008..       170,933
Trusts (REITs)--0.0%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                      Face
Industry                             Amount                              Corporate Bonds                            Value
---------------------------------------------------------------------------------------------------------------------------
Semiconductors &                                  Freescale Semiconductor, Inc. (d):
Semiconductor               USD      290,000        9.125% due 12/15/2014 (i)................................   $   272,600
Equipment--0.3%                       40,000        9.235% due 12/15/2014 (c)................................        38,600
                                   1,986,000      International Rectifier Corp., 4.25% due 7/15/2007 (l).....     1,981,035
                                                                                                                -----------
                                                                                                                  2,292,235
---------------------------------------------------------------------------------------------------------------------------
                                                  Total Corporate Bonds
                                                  (Cost--$47,940,168)--5.5%                                      47,101,925
---------------------------------------------------------------------------------------------------------------------------
                                                                 Foreign Government Obligations
---------------------------------------------------------------------------------------------------------------------------
                                     712,500      Argentina Bonos, 5.475% due 8/03/2012 (c)(o)...............       681,432
                                      73,870      Argentina Government International Bond,
                                                    8.28% due 12/31/2033 (n)(o)..............................        71,285
                            JPY   83,700,000      Finland Government International Bond,
                                                    0.30% due 10/18/2007.....................................       678,615
                                                  Mexico Government International Bond:
                            USD      157,000        6.375% due 1/16/2013.....................................       162,338
                                     265,000        5.875% due 1/15/2014.....................................       266,325
                                     537,300      Russia Government International Bond,
                                                    7.50% due 3/31/2030 (o)..................................       591,836
                                     120,000      Venezuela Government International Bond,
                                                    7.65% due 4/21/2025......................................       109,800
---------------------------------------------------------------------------------------------------------------------------
                                                  Total Foreign Government Obligations
                                                  (Cost--$2,606,069)--0.3%                                        2,561,631
---------------------------------------------------------------------------------------------------------------------------
                                                                    Asset-Backed Securities*
---------------------------------------------------------------------------------------------------------------------------
                                                  ACE Securities Corp. (c)
                                     950,000        Series 2005-ASP1 Class M1, 6% due 9/25/2035..............       966,559
                                   2,500,000        Series 2005-HE6 Class A2B, 5.52% due 10/25/2035..........     2,500,596
                                   1,050,000      Ameriquest Mortgage Securities, Inc. Series 2003-7 Class M1,
                                                    6.17% due 8/25/2033 (c)..................................     1,058,708
                                                  Bear Stearns Asset Backed Securities, Inc. (c):
                                     724,090        Series 2005-4 Class A, 5.65% due 1/25/2036...............       724,178
                                   2,550,000        Series 2005-HE10 Class A2, 5.61% due 8/25/2035...........     2,555,726
                                   1,000,000        Series 2005-SD1 Class 1A2, 5.62% due 7/25/2027...........     1,002,669
                                   1,916,106      Carrington Mortgage Loan Trust Series 2006-NC5 Class A1,
                                                    5.37% due 1/25/2037 (c)..................................     1,916,314
                                   3,125,000      Citibank Credit Card Issuance Trust Series 2003-A8 Class A8,
                                                    3.50% due 8/16/2010......................................     3,062,089
                                                  Countrywide Asset Backed Certificates Series 2004-13 (c):
                                     750,000        Class AF4, 4.583% due 1/25/2033..........................       738,959
                                     750,000        Class MF1, 5.071% due 12/25/2034.........................       727,095
                                   2,540,000      Daimler Chrysler Auto Trust Series 2004-B Class A4,
                                                    3.71% due 10/08/2009.....................................     2,521,868
                                   1,350,000      Equifirst Mortgage Loan Trust Series 2004-2 Class M1,
                                                    5.87% due 7/25/2034 (c)..................................     1,353,198
                                                  First Franklin Mortgage Loan Asset Backed Certificates (c):
                                     579,100        Series 2004-FF10 Class A2, 5.72% due 12/25/2032..........       579,573
                                   1,648,622        Series 2005-FF10 Class A6, 5.67% due 11/25/2035..........     1,646,824
                                                  Home Equity Asset Trust (c):
                                     331,290        Series 2005-1 Class A2, 5.60% due 5/25/2035..............       331,437
                                     167,556        Series 2005-3 Class 1A2, 5.57% due 8/25/2035.............       167,585
                                   2,350,000      Honda Auto Receivables Owner Trust Series 2006-3
                                                    Class A3, 5.12% due 10/15/2010...........................     2,342,153
                                   1,894,740      Indymac Residential Asset Backed Trust Series 2006-E
                                                    Class 2A1, 5.38% due 4/25/2037 (c).......................     1,894,077
                                     442,292      Irwin Home Equity Series 2005-C Class 1A1,
                                                    5.58% due 4/25/2030 (c)..................................       442,399
                                   1,630,892      Long Beach Mortgage Loan Trust Series 2006-11 Class 2A1,
                                                    5.38% due 12/25/2036 (c).................................     1,630,887

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

                                      Face
                                     Amount                         Asset-Backed Securities*                        Value
---------------------------------------------------------------------------------------------------------------------------
                                                  Morgan Stanley ABS Capital I, Inc. (c):
                            USD      319,687        Series 2005-HE1 Class A2MZ, 5.62% due 12/25/2034.........    $  319,896
                                      76,455        Series 2005-NC2 Class A1MZ, 5.57% due 3/25/2035..........        76,488
                                      74,472        Series 2005-NC2 Class A2MZ, 5.57% due 3/25/2035..........        74,503
                                   1,063,372      Nationstar Home Equity Loan Trust Series 2006-B
                                                    Class AV1, 6.02% due 9/25/2036 (c).......................     1,063,369
                                     478,315      New Century Home Equity Loan Trust Series 2005-2
                                                    Class A2MZ, 5.58% due 6/25/2035 (c)......................       476,137
                                   2,000,000      Nissan Auto Receivables Owner Trust Series 2006-A
                                                    Class A4, 4.77% due 7/15/2011............................     1,978,716
                                                  Park Place Securities, Inc. Series 2005-WCH1 (c):
                                     159,534        Class A1B, 5.62% due 1/25/2035...........................       159,611
                                     126,728        Class A3D, 5.66% due 1/25/2035...........................       126,783
                                     400,000      Popular ABS Mortgage Pass-Through Trust Series 2005-1
                                                    Class M2, 5.51% due 5/25/2035............................       384,924
                                   1,363,597      RAAC Series 2005-SP2 Class 2A, 5.62% due 6/25/2044 (c).....     1,364,147
                                                  Residential Asset Mortgage Products, Inc. (c):
                                     250,538        Series 2004-RS11 Class A2, 5.59% due 12/25/2033..........       250,613
                                     633,192        Series 2005-RS3 Class AI2, 5.49% due 3/25/2035...........       633,605
                                   2,150,000      Soundview Home Equity Loan Trust Series 2005-OPT3
                                                    Class A4, 5.62% due 11/25/2035 (c).......................     2,152,793
                                                  Structured Asset Investment Loan Trust (c):
                                   1,500,000        Series 2003-BC6 Class M1, 6.07% due 7/25/2033............     1,501,071
                                   1,500,000        Series 2003-BC7 Class M1, 6.07% due 7/25/2033............     1,502,427
                                     550,000        Series 2004-8 Class M4, 6.32% due 9/25/2034..............       551,762
                                     425,220      Structured Asset Securities Corp. Series 2004-23XS
                                                    Class 2A1, 5.62% due 1/25/2035 (c).......................       426,800
---------------------------------------------------------------------------------------------------------------------------
                                                  Total Asset-Backed Securities
                                                  (Cost--$41,228,741)--4.8%                                      41,206,539
---------------------------------------------------------------------------------------------------------------------------
                                                        Non-Government Agency Mortgage-Backed Securities*
---------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage              400,767      Impac Secured Assets CMN Owner Trust Series 2004-3
Obligations--0.4%                                   Class 1A4, 5.72% due 11/25/2034 (c)......................       401,799
                                   1,662,657      Residential Accredit Loans, Inc. Series 2005-QS12 Class A8,
                                                    5.646% due 8/25/2035 (c).................................     1,661,344
                                                  Structured Asset Securities Corp. (c):
                                     251,378        Series 2005-GEL2 Class A, 5.60% due 4/25/2035............       251,315
                                     754,388        Series 2005-OPT1 Class A4M, 5.67% due 11/25/2035.........       753,698
                                                                                                                -----------
                                                                                                                  3,068,156
---------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage-                              Banc of America Commercial Mortgage, Inc.:
Backed Securities--5.0%            1,890,000        Series 2003-2 Class A3, 4.873% due 3/11/2041.............     1,829,957
                                   1,700,000        Series 2007-2 Class A4, 5.688% due 4/10/2049 (c).........     1,681,473
                                   1,445,052      CS First Boston Mortgage Securities Corp. Series 2002-CP5
                                                    Class A1, 4.106% due 12/15/2035..........................     1,400,816
                                   2,210,324      Capco America Securitization Corp. Series 1998-D7
                                                    Class A1B, 6.26% due 10/15/2030..........................     2,224,680
                                   1,634,278      Chase Commercial Mortgage Securities Corp.
                                                    Series 1999-2 Class A2, 7.198% due 1/15/2032.............     1,685,830
                                   1,866,000      First Union National Bank Commercial Mortgage
                                                    Series 1999-C4 Class D, 7.936% due 12/15/2031 (d)........     1,961,638
                                                  GMAC Commercial Mortgage Securities, Inc.
                                   2,024,772        Series 1998-C2 Class A2, 6.42% due 5/15/2035.............     2,037,026
                                   5,500,000        Series 2004-C3 Class AAB, 4.702% due 12/10/2041..........     5,253,826
                                   1,700,000      GS Mortgage Securities Corp. II Series 2006-GG6 Class A2,
                                                    5.506% due 4/10/2038 (c).................................     1,697,156
                                                  Greenwich Capital Commercial Funding Corp.:
                                   1,350,000        Series 2004-GG1 Class A4, 4.755% due 6/10/2036...........     1,327,643
                                   1,840,000        Series 2004-GG1 Class A5, 4.883% due 6/10/2036...........     1,799,384
                                                  JPMorgan Chase Commercial Mortgage Securities Corp.:
                                   1,845,000        Series 2001-CIB2 Class A3, 6.429% due 4/15/2035..........     1,895,363
                                   1,550,000        Series 2006-CB17 Class A4, 5.429% due 12/12/2043.........     1,500,250

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

                                      Face
                                     Amount             Non-Government Agency Mortgage-Backed Securities*           Value
---------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage-                              LB-UBS Commercial Mortgage Trust:
Backed Securities           USD    1,783,559        Series 2000-C3 Class A2, 7.95% due 5/15/2025.............   $ 1,874,391
(concluded)                        1,510,000        Series 2003-C8 Class A4, 5.124% due 11/15/2032 (c).......     1,462,954
                                   1,944,882        Series 2004-C7 Class A1A, 4.475% due 10/15/2029..........     1,853,294
                                   1,400,000        Series 2005-C3 Class A5, 4.739% due 7/15/2030............     1,307,836
                                   1,225,000        Series 2007-C2 Class A3, 5.43% due 2/15/2040.............     1,181,742
                                     740,000      Morgan Stanley Capital I Series 2006-IQ12 Class A4,
                                                    5.332% due 12/15/2043....................................       710,929
                                                  Mortgage Capital Funding, Inc.:
                                   3,510,000        Series 1998-MC1 Class E, 7.06% due 3/18/2030.............     3,527,757
                                   1,870,000        Series 1998-MC2 Class B, 6.549% due 6/18/2030............     1,876,567
                                                  Wachovia Bank Commercial Mortgage Trust:
                                   1,675,000        Series 2005-C20 Class A6A, 5.11% due 7/15/2042 (c).......     1,630,160
                                   2,025,000        Series 2006-C29 Class A4, 5.308% due 11/15/2048..........     1,939,281
                                                                                                                -----------
                                                                                                                 43,659,953
---------------------------------------------------------------------------------------------------------------------------
                                                 Total Non-Government Agency Mortgage-Backed Securities
                                                 (Cost--$47,576,471)--5.4%                                       46,728,109
---------------------------------------------------------------------------------------------------------------------------
                                                       U.S. Government Agency Mortgage-Backed Securities*
---------------------------------------------------------------------------------------------------------------------------
                                                  Fannie Mae Guaranteed Pass-Through Certificates
                                     878,651        4.00% due 8/01/2020--11/01/2020..........................       813,022
                                   6,736,087        4.50% due 9/01/2020--7/15/2022 (k).......................     6,393,477
                                  10,335,403        5.00%  due 4/01/2020--8/15/2037 (k)......................     9,385,136
                                 108,725,262        5.50% due 6/01/2021--7/15/2037 (k).......................   105,318,665
                                  47,403,417        6.00% due 12/01/2008--7/15/2037 (k)......................    46,987,045
                                  12,147,989        6.50% due 8/01/2032--8/15/2037 (k).......................    12,269,158
                                                  Freddie Mac Mortgage Participation Certificates
                                   2,988,537        5.00% due 6/01/2036--10/01/2036..........................     2,807,003
                                  20,453,142        5.50% due 12/01/2013--8/15/2037 (k)......................    19,909,639
                                   5,625,369        6.00% due 1/01/2034--1/01/2037...........................     5,578,425
                                   1,870,546        6.009% due 11/01/2036 (c)................................     1,880,530
                                     341,246        7.00% due 7/01/2031--6/01/2032...........................       352,163
                                                  Ginnie Mae MBS Certificates
                                      19,519        7.50% due 3/15/2032......................................        20,443
---------------------------------------------------------------------------------------------------------------------------
                                                  Total U.S. Government Agency Mortgage-Backed Securities
                                                  (Cost--$212,965,272)--24.5%                                   211,714,706
---------------------------------------------------------------------------------------------------------------------------
                                                          U.S. Government Mortgage-Backed Securities--
                                                              Collateralized Mortgage Obligations*
---------------------------------------------------------------------------------------------------------------------------
                                                  Fannie Mae Trust:
                                   3,217,098        Series 378 Class 5, 5% due 7/01/2036 (j).................       750,839
                                   1,810,000        Series 2003-87 Class TJ, 4.50% due 9/25/2018.............     1,688,770
                                   3,230,748        Series 2005-69 Class LE, 5.50% due 11/25/2033............     3,208,058
                                     909,454        Series 2006-65 Class TA, 5.50% due 1/25/2030.............       906,051
                                                  Freddie Mac Multiclass Certificates:
                                     906,908        Series 3068 Class VA, 5.50% due 10/15/2016...............       900,598
                                   2,599,990        Series 3087 Class VA, 5.50% due 3/15/2015................     2,586,912
                                   1,554,904        Series 3137 Class XP, 6% due 4/15/2036...................     1,566,102
                                   1,271,038        Series 3162 Class OA, 6% due 10/15/2026..................     1,279,858
---------------------------------------------------------------------------------------------------------------------------
                                                  Total U.S. Government Mortgage-Backed Securities--
                                                  Collateralized Mortgage Obligations
                                                  (Cost--$12,952,230)--1.5%                                      12,887,188
---------------------------------------------------------------------------------------------------------------------------
                                                              U.S. Government & Agency Obligations
---------------------------------------------------------------------------------------------------------------------------
                                   2,220,000      Fannie Mae, 7.125% due 1/15/2030...........................     2,641,873
                                     120,000      U.S. Treasury Bonds, 4.50% due 2/15/2036...................       108,656
                                                  U.S. Treasury Inflation Indexed Bonds:
                                   1,616,540        3.875% due 1/15/2009.....................................     1,676,561
                                   1,404,638        3.50% due 1/15/2011 (m)..................................     1,475,270
                                   3,444,578        1.625% due 1/15/2015.....................................     3,268,605

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

                                      Face
                                     Amount                   U.S. Government & Agency Obligations                  Value
---------------------------------------------------------------------------------------------------------------------------
                                                  U.S. Treasury Notes:
                            USD      500,000        6% due 2/15/2026.........................................  $    545,781
                                   2,075,000        4.75% due 2/15/2037......................................     1,956,499
---------------------------------------------------------------------------------------------------------------------------
                                                  Total U.S. Government & Agency Obligations
                                                  (Cost--$11,670,623)--1.3%                                      11,673,245
---------------------------------------------------------------------------------------------------------------------------
                                                  Total Fixed Income Securities
                                                  (Cost--$376,939,574)--43.3%                                   373,873,343
---------------------------------------------------------------------------------------------------------------------------
                                                                      Short-Term Securities
---------------------------------------------------------------------------------------------------------------------------
                                     200,000      Federal Home Loan Bank System, 4.80% due 7/02/2007.........       199,947
---------------------------------------------------------------------------------------------------------------------------
                                   Beneficial
                                    Interest
---------------------------------------------------------------------------------------------------------------------------
                            USD   24,546,672      BlackRock Liquidity Series, LLC
                                                    Cash Sweep Series, 5.33% (f)(g)..........................    24,546,672
---------------------------------------------------------------------------------------------------------------------------
                                                  Total Short-Term Securities
                                                  (Cost--$24,746,619)--2.9%                                      24,746,619
---------------------------------------------------------------------------------------------------------------------------
                                   Number of
                                   Contracts+                           Options Purchased
---------------------------------------------------------------------------------------------------------------------------
Put Options Purchased                     10      Pay a fixed rate of 5.95% and receive a floating rate
                                                    based on 3-month LIBOR, expiring August 2007
                                                    Broker Deutsche Bank AG (e)..............................        27,180
---------------------------------------------------------------------------------------------------------------------------
                                                  Total Options Purchased
                                                  (Premiums Paid--$40,882)--0.0%                                     27,180
---------------------------------------------------------------------------------------------------------------------------
                                                  Total Investments
                                                  (Cost--$838,302,289)--114.0%                                  983,761,655
---------------------------------------------------------------------------------------------------------------------------
                                      Face
                                     Amount                           TBA Sale Commitments
---------------------------------------------------------------------------------------------------------------------------
                                                  Fannie Mae Guaranteed Pass-Through Certificates
                            USD    1,000,000        4.50% due 9/01/2020--7/15/2022...........................      (949,005)
                                   4,700,000        5.00% due 4/01/2020--8/15/2037...........................    (4,404,027)
                                  22,800,000        5.50% due 6/01/2021--7/15/2037...........................   (22,425,377)
                                  16,600,000        6.00% due 12/01/2008--7/15/2037..........................   (16,485,975)
                                   7,000,000        6.50% due 8/01/2032--8/15/2037...........................    (7,066,479)
                                                  Freddie Mac Mortgage Participation Certificates
                                   7,000,000        5.5% due 12/01/2013--8/15/2037...........................    (6,894,251)
---------------------------------------------------------------------------------------------------------------------------
                                                  Total TBA Sale Commitments
                                                  (Premiums Received--$58,516,090)--(6.7%)                      (58,225,114)
---------------------------------------------------------------------------------------------------------------------------
                                                  Liabilities in Excess of Other Assets--(7.3%)..............   (62,940,137)
                                                                                                               ------------
                                                  Net Assets--100.0%.........................................  $862,596,404
                                                                                                               ============

  * Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancing of the underlying instruments, the average life may be substantially less than the original maturity.

  +   One contract represents a notional amount of $1,000,000.

(a)   Non-income producing security.

(b)   Depositary receipts.

(c)   Floating rate security.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(e) This European syle swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.

(f)   Represents the current yield as of June 30, 2007.

(g) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
      Affiliate                                  Net Activity    Interest Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series...................    $(28,491,728)        $429,465
      BlackRock Liquidity Series, LLC
        Money Market Series.................    $ (5,099,600)        $  3,385
      --------------------------------------------------------------------------

(h)   The security is a perpetual bond and has no stated maturity date.

(i) Represents a pay-in-kind security, which may pay interest/dividends in additional face/shares.

(j) Represents the interest-only portion of a mortgage-backed security and has either a nominal or notional amount of principal.

(k) Represents or includes a "to-be-announced" transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.

(l)   Convertible security.

(m) All or a portion of security held as collateral in connection with open financial futures contracts.

(n) Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.

(o)   Subject to principal paydowns.

  o The cost and unrealized appreciation (depreciation) of investments, net of TBA sale commitments, as of June 30, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost.............................................  $786,471,578
                                                                   ============
      Gross unrealized appreciation..............................  $149,133,235
      Gross unrealized depreciation..............................   (10,068,272)
                                                                   ------------
      Net unrealized appreciation................................  $139,064,963
                                                                   ============

  o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

  o Forward foreign exchange contracts purchased as of June 30, 2007 were as follows:

      ---------------------------------------------------------------------------------------------------------------------------
      Foreign Currency                                                                             Settlement       Unrealized
      Purchased                                                                                       Date         Depreciation
      ---------------------------------------------------------------------------------------------------------------------------
      AUD      9,441,500...................................................................         July 2007            $(954)
      ---------------------------------------------------------------------------------------------------------------------------
      Total Unrealized Depreciation on Forward Foreign Exchange Contracts
      (USD Commitment--$8,001,445)............................................................................           $(954)
                                                                                                                         =====
      ---------------------------------------------------------------------------------------------------------------------------

  o Forward foreign exchange contracts sold as of June 30, 2007 were as follows:

      ---------------------------------------------------------------------------------------------------------------------------
      Foreign Currency                                                                             Settlement       Unrealized
      Sold                                                                                            Date         Depreciation
      ---------------------------------------------------------------------------------------------------------------------------
      AUD      9,441,500...................................................................         July 2007        $(313,202)
      ---------------------------------------------------------------------------------------------------------------------------
      Total Unrealized Depreciation on Forward Foreign Exchange Contracts
      (USD Commitment--$7,687,288)............................................................................       $(313,202)
                                                                                                                     =========
      ---------------------------------------------------------------------------------------------------------------------------

  o   Financial futures contracts purchased as of June 30, 2007 were as follows:

      ---------------------------------------------------------------------------------------------------------------------------
      Number of                                                              Expiration              Face             Unrealized
      Contracts                 Issue                                           Date                 Value           Depreciation
      ---------------------------------------------------------------------------------------------------------------------------
          133        30-Year U.S. Treasury Bond                            September 2007       $14,481,748          $(150,998)
           35        EuroBond Futures                                      September 2007       $ 5,306,257            (59,928)
      ---------------------------------------------------------------------------------------------------------------------------
      Total Unrealized Depreciation........................................................................          $(210,926)
                                                                                                                     =========
      ---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

  o   Financial futures contracts sold as of June 30, 2007 were as follows:

      Number of                                                              Expiration              Face             Unrealized
      Contracts                 Issue                                           Date                 Value           Depreciation
      ---------------------------------------------------------------------------------------------------------------------------
           65         2-Year U.S. Treasury Bond                            September 2007       $13,224,527           $(21,254)
          226         5-Year U.S. Treasury Bond                            September 2007       $23,521,374               (282)
           96        10-Year U.S. Treasury Bond                            September 2007       $10,070,914            (76,586)
      ---------------------------------------------------------------------------------------------------------------------------
      Total Unrealized Depreciation........................................................................           $(98,122)
                                                                                                                      ========
      ---------------------------------------------------------------------------------------------------------------------------

  o   Swap contracts outstanding as of June 30, 2007 were as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                                                           Unrealized
                                                                                        Notional          Appreciation
                                                                                         Amount          (Depreciation)
-----------------------------------------------------------------------------------------------------------------------
Receive (pay) a variable return based on the change in the spread return of the Lehman Brothers CMBS AAA 8.5+ Index and receive a floating rate based on the spread +.20%.

Broker, Credit Suisse First Boston International
Expires October 2007                                                                  $14,000,000                 --

Receive a fixed rate of 3.401% and pay 3.875% on Treasury Inflation
Protected Securities (TIPS) adjusted principal

Broker, JPMorgan Chase
Expires January 2009                                                                  $ 1,694,000           $(29,317)

Pay a fixed rate of 5.0675% and receive a floating rate based on 3-month LIBOR

Broker, Deutsche Bank AG London
Expires April 2009                                                                    $ 8,200,000             52,038

Receive a fixed rate of 5.2725% and pay a floating rate based on 3-month LIBOR

Broker, Citibank, N.A.
Expires October 2009                                                                  $ 8,100,000            (18,646)

Receive a fixed rate of 5.215% and pay a floating rate based on 3-month LIBOR

Broker, Lehman Brothers Special Finance
Expires October 2010                                                                  $12,000,000            (67,403)

Bought credit default protection on Sara Lee Corp. and pay 0.57%

Broker, Lehman Brothers Special Finance
Expires December 2010                                                                 $   670,000             (6,832)

Bought credit default protection on RadioShack Corp. and pay 1.16%

Broker, UBS Warburg
Expires December 2010                                                                 $   665,000             (7,863)

Bought credit default protection on Limited Brands, Inc. and pay 1.065%

Broker, UBS Warburg
Expires December 2010                                                                 $   665,000            (15,512)

Receive a fixed rate of 4.17% and pay 3.50% on Treasury Inflation
Protected Securities (TIPS) adjusted principal

Broker, Morgan Stanley Capital Services Inc.
Expires January 2011                                                                  $ 1,450,000            (76,801)

Bought credit default protection on Sara Lee Corp. and pay 0.604%

Broker, JPMorgan Chase
Expires March 2011                                                                    $   700,000             (7,778)

Bought credit default protection on Limited Brands, Inc. and pay 0.73%

Broker, Lehman Brothers Special Finance
Expires March 2011                                                                    $   700,000             (8,181)

Bought credit default protection on Computer Sciences Corp. and pay 0.88%

Broker, Morgan Stanley Capital Services Inc.
Expires June 2011                                                                     $   695,000             (5,918)

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments as of June 30, 2007 (Concluded)        (in U.S. dollars)
================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                                           Unrealized
                                                                                        Notional          Appreciation
                                                                                         Amount          (Depreciation)
-----------------------------------------------------------------------------------------------------------------------
Receive a fixed rate of 5.035% and pay a floating rate based on 3-month LIBOR

Broker, Morgan Stanley Capital Services Inc.
Expires November 2011                                                                 $ 6,900,000          $(113,564)

Receive a fixed rate of 4.897% and pay a floating rate based on 3-month LIBOR

Broker, JPMorgan Chase
Expires December 2011                                                                 $12,300,000           (274,159)

Pay a fixed rate of 5.21% and receive a floating rate based on 3-month LIBOR

Broker, Deutsche Bank AG
Expires February 2012                                                                 $17,000,000            190,662

Bought credit default protection on Eastman Chemical Co. and pay 0.68%

Broker, Morgan Stanley Capital Services Inc.
Expires September 2013                                                                $   690,000             (6,302)

Receive a fixed rate of 5.085% and pay a floating rate based on 3-month LIBOR

Broker, Deutsche Bank AG
Expires November 2016                                                                 $ 1,600,000            (70,026)

Pay a fixed rate of 5.225% and receive a floating rate based on 3-month LIBOR

Broker, Deutsche Bank AG
Expires January 2017                                                                  $   700,000             22,601

Receive a fixed rate of 5.16% and pay a floating rate based on 3-month LIBOR

Broker, Deutsche Bank AG
Expires February 2017                                                                 $ 2,600,000            (97,111)

Receive a fixed rate of 5.526% and pay a floating rate based on 3-month LIBOR

Broker, Citibank, N.A.
Expires June 2017                                                                     $ 2,200,000            (23,555)

Pay a fixed rate of 5.725% and receive a floating rate based on 3-month LIBOR

Broker, Deutsche Bank AG
Expires June 2017                                                                     $ 5,000,000            (21,959)

Receive a fixed rate of 5.409% and pay a floating rate based on 3-month LIBOR

Broker, Deutsche Bank AG
Expires April 2027                                                                    $ 1,000,000            (46,558)

-----------------------------------------------------------------------------------------------------------------------
Total................................................................................                      $(632,184)
                                                                                                           =========
-----------------------------------------------------------------------------------------------------------------------

o Currency Abbreviations
      AUD      Australian Dollar
      JPY      Japanese Yen
      USD      U.S. Dollar

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Bond Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited)        (in U.S. dollars)
================================================================================

                                      Face
                                     Amount                         Asset-Backed Securities+                       Value
---------------------------------------------------------------------------------------------------------------------------
                                                ACE Securities Corp. (b):
                           USD        22,599      Series 2003-OP1 Class A2, 5.68% due 12/25/2033.............   $    22,657
                                     450,000      Series 2005-ASP1 Class M1, 6% due 9/25/2035................       457,843
                                   1,150,000      Series 2005-HE6 Class A2B, 5.52% due 10/25/2035............     1,150,274
                                     733,404      Series 2006-NC3 Class A2A, 5.37% due 12/25/2036............       733,403
                                     689,654    Aegis Asset Backed Securities Trust Series 2006-1
                                                  Class A1, 5.40% due 1/25/2037 (b)..........................       689,652
                                                Ameriquest Mortgage Securities, Inc. (b):
                                     450,000      Series 2003-7 Class M1, 6.17% due 8/25/2033................       453,732
                                     350,000      Series 2004-R1 Class M2, 5.90% due 2/25/2034...............       350,784
                                     622,630    Asset Backed Funding Certificates Series 2006-OPT3
                                                  Class A3A, 5.38% due 11/25/2036 (b)........................       622,666
                                   1,100,000    Bank One Issuance Trust Series 2004-A1 Class A1,
                                                  3.45% due 10/17/2011.......................................     1,068,807
                                                Bear Stearns Asset Backed Securities, Inc. (b):
                                     317,893      Series 2005-4 Class A, 5.65% due 1/25/2036.................       317,932
                                   1,150,000      Series 2005-HE10 Class A2, 5.61% due 8/25/2035.............     1,152,582
                                     450,000      Series 2005-SD1 Class 1A2, 5.62% due 7/25/2027.............       451,201
                                     734,205      Series 2006-HE8 Class 1A1, 5.39% due 10/25/2036............       734,203
                                                Carrington Mortgage Loan Trust, Class A1 (b):
                                     774,596      Series 2006-NC5, 5.37% due 1/25/2037.......................       774,680
                                     246,192      Series 2006-Opt1, 5.385% due 2/25/2036.....................       246,216
                                     892,642      Series 2007-RFC1, 5.37% due 12/25/2036.....................       892,639
                                   1,250,000    Citibank Credit Card Issuance Trust Series 2003-A8
                                                  Class A8, 3.50% due 8/16/2010..............................     1,224,836
                                                Countrywide Asset Backed Certificates (b):
                                     105,731      Series 2003-2 Class M1, 6.02% due 6/26/2033................       105,887
                                      36,710      Series 2003-BC3 Class A2, 5.94% due 9/25/2033..............        36,723
                                      82,280      Series 2004-5 Class A, 5.77% due 10/25/2034................        82,878
                                     400,000      Series 2004-5 Class M2, 5.99% due 7/25/2034................       402,155
                                     550,000      Series 2004-13 Class AF4, 4.583% due 1/25/2033.............       541,903
                                     550,000      Series 2004-13 Class MF1, 5.071% due 12/25/2034............       533,203
                                     860,441      Series 2006-20 Class 2A1, 5.37% due 4/25/2037..............       860,439
                                     635,634      Series 2006-22 Class 2A1, 5.37% due 5/25/2037..............       636,289
                                                Daimler Chrysler Auto Trust, Class A3:
                                   1,125,000      Series 2006-B, 5.33% due 8/08/2010.........................     1,125,137
                                     900,000      Series 2006-D, 4.98% due 2/08/2011.........................       895,472
                                     600,000    Equifirst Mortgage Loan Trust Series 2004-2 Class M1,
                                                  5.87% due 7/25/2034 (b)....................................       601,421
                                                First Franklin Mortgage Loan Asset Backed Certificates (b):
                                     104,057      Series 2004-FF10 Class A2, 5.72% due 12/25/2032............       104,142
                                     743,496      Series 2005-FF10 Class A6, 5.67% due 11/25/2035............       742,685
                                                Ford Credit Auto Owner Trust:
                                     925,000      Series 2005-A Class A4, 3.72% due 10/15/2009...............       913,445
                                   1,100,000      Series 2006-C Class A3, 5.16% due 11/15/2010...............     1,096,783
                                     549,292    Fremont Home Loan Trust Series 2005-E Class 2A2,
                                                  5.49% due 1/25/2036 (b)....................................       549,400
                                     650,000    GE Dealer Floorplan Master Note Trust Series 2004-2 Class B,
                                                  5.61% due 7/20/2009 (b)....................................       650,059
                                                Home Equity Asset Trust (b):
                                     106,486      Series 2005-1 Class A2, 5.60% due 5/25/2035................       106,533
                                      70,889      Series 2005-3 Class 1A2, 5.57% due 8/25/2035...............        70,901
                                     950,000    Honda Auto Receivables Owner Trust Series 2006-3 Class A3,
                                                  5.12% due 10/15/2010.......................................       946,828
                                     769,738    Indymac Residential Asset Backed Trust Series 2006-E
                                                  Class 2A1, 5.38% due 4/25/2037 (b).........................       769,469
                                     195,129    Irwin Home Equity Series 2005-C Class 1A1,
                                                  5.58% due 4/25/2030 (b)....................................       195,176
                                     519,435    JPMorgan Mortgage Acquisition Corp. Series 2006-HE3 Class A2,
                                                  5.39% due 11/25/2036 (b)...................................       519,434

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Bond Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

                                      Face
                                     Amount                         Asset-Backed Securities+                       Value
---------------------------------------------------------------------------------------------------------------------------
                           USD       652,357    Long Beach Mortgage Loan Trust Series 2006-11 Class 2A1,
                                                  5.38% due 12/25/2036 (b)...................................   $   652,355
                                                Morgan Stanley ABS Capital I, Inc. (b):
                                     141,501      Series 2005-HE1 Class A2MZ, 5.62% due 12/25/2034...........       141,593
                                      34,405      Series 2005-NC2 Class A1MZ, 5.57% due 3/25/2035............        34,420
                                      33,512      Series 2005-NC2 Class A2MZ, 5.57% due 3/25/2035............        33,526
                                     634,043      Series 2006-HE8 Class A2A, 5.37% due 10/25/2036............       633,740
                                     430,733    Nationstar Home Equity Loan Trust Series 2006-B Class AV1,
                                                  6.02% due 9/25/2036 (b)....................................       430,732
                                                New Century Home Equity Loan Trust (b):
                                     212,585      Series 2005-2 Class A2MZ, 5.58% due 6/25/2035..............       211,616
                                     184,338      Series 2005-3 Class A2B, 5.50% due 7/25/2035...............       184,327
                                     120,069    Option One Mortgage Loan Trust Series 2003-4 Class A2,
                                                  5.64% due 7/25/2033 (b)....................................       120,245
                                     850,000    PECO Energy Transition Trust Series 2000-A Class A3,
                                                  7.625% due 3/01/2010.......................................       879,471
                                                Park Place Securities, Inc. Series 2005-WCH1 (b):
                                      70,904      Class A1B, 5.62% due 1/25/2035.............................        70,938
                                      55,099      Class A3D, 5.66% due 1/25/2035.............................        55,123
                                     200,000    Popular ABS Mortgage Pass-Through Trust Series 2005-1
                                                  Class M2, 5.51% due 5/25/2035..............................       192,462
                                     614,956    RAAC Series 2005-SP2 Class 2A, 5.62% due 6/25/2044 (b).......       615,204
                                                Residential Asset Mortgage Products, Inc. (b):
                                     105,490      Series 2004-RS11 Class A2, 5.59% due 12/25/2033............       105,521
                                     281,419      Series 2005-RS3 Class AI2, 5.49% due 3/25/2035.............       281,602
                                     629,400      Series 2006-EFC2 Class A1, 5.38% due 12/25/2036............       629,470
                                     102,615    Residential Asset Securities Corp. Series 2003-KS5
                                                  Class AIIB, 5.61% due 7/25/2033 (b)........................       102,651
                                     735,136    SLM Student Loan Trust Series 2002-1 Class A2,
                                                  5.47% due 4/25/2017 (b)....................................       736,871
                                     950,000    Soundview Home Equity Loan Trust Series 2005-OPT3 Class A4,
                                                  5.62% due 11/25/2035 (b)...................................       951,234
                                                Structured Asset Investment Loan Trust (b):
                                     650,000      Series 2003-BC6 Class M1, 6.07% due 7/25/2033..............       650,464
                                     600,000      Series 2003-BC7 Class M1, 6.07% due 7/25/2033..............       600,971
                                     250,000      Series 2004-8 Class M4, 6.32% due 9/25/2034................       250,801
                                                Structured Asset Securities Corp. (b):
                                     191,349      Series 2004-23XS Class 2A1, 5.62% due 1/25/2035............       192,060
                                     849,967      Series 2006-BC3 Class A2, 5.37% due 10/25/2036.............       849,792
                                                USAA Auto Owner Trust Series 2006-4:
                                     825,000      Class A3, 5.01% due 6/15/2011..............................       821,633
                                     775,000      Class A4, 4.98% due 10/15/2012.............................       767,231
                                     575,000    Wachovia Auto Owner Trust Series 2005-B Class A3,
                                                  4.79% due 4/20/2010........................................       573,350
---------------------------------------------------------------------------------------------------------------------------
                                                Total Asset-Backed Securities
                                                (Cost--$35,642,694)--31.7%                                       35,599,872
---------------------------------------------------------------------------------------------------------------------------
                                                              U.S. Government & Agency Obligations
---------------------------------------------------------------------------------------------------------------------------
                                   1,070,000    Fannie Mae, 7.125% due 1/15/2030.............................     1,273,335
                                      25,000    U.S. Treasury Bonds, 4.50% due 2/15/2036.....................        22,637
                                                U.S. Treasury Inflation Indexed Bonds:
                                     856,623      3.875% due 1/15/2009 (c)...................................       870,276
                                     741,894      3.50% due 1/15/2011........................................       763,281
                                   1,514,758      1.625% due 1/15/2015.......................................     1,408,014
                                                U.S. Treasury Notes:
                                     200,000      6% due 2/15/2026...........................................       218,312
                                     850,000      4.75% due 2/15/2037........................................       801,457
---------------------------------------------------------------------------------------------------------------------------
                                                Total U.S. Government & Agency Obligations
                                                (Cost--$5,114,620)--4.8%                                          5,357,312
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Bond Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

                                      Face             U.S. Government Agency Mortgage-Backed Securities--
                                     Amount                   Collateralized Mortgage Obligations+                 Value
---------------------------------------------------------------------------------------------------------------------------
                                                Fannie Mae Trust:
                           USD     1,229,725      Series 360 Class 2, 5% due 8/01/2035 (i)...................   $   319,580
                                   1,325,701      Series 378 Class 4, 5% due 7/01/2036 (i)...................       321,817
                                     830,210      Series 2003-9 Class DA, 4.50% due 12/25/2016...............       812,136
                                     730,000      Series 2003-87 Class TJ, 4.50% due 9/25/2018...............       681,106
                                     625,625      Series 2004-25 Class PA, 5.50% due 10/25/2030..............       621,667
                                     698,257      Series 2005-57 Class PA, 5.50% due 5/25/2027...............       696,432
                                   1,315,514      Series 2005-69 Class LE, 5.50% due 11/25/2033..............     1,306,275
                                                Freddie Mac Multiclass Certificates:
                                   1,063,721      Series 3020 Class MA, 5.50% due 4/15/2027..................     1,062,442
                                     685,940      Series 3067 Class PG, 5.50% due 6/15/2025..................       685,021
                                     364,542      Series 3068 Class VA, 5.50% due 10/15/2016.................       362,005
                                   1,052,170      Series 3087 Class VA, 5.50% due 3/15/2015..................     1,046,877
                                     629,366      Series 3137 Class XP, 6% due 4/15/2036.....................       633,898
---------------------------------------------------------------------------------------------------------------------------
                                                Total U.S. Government Agency Mortgage-Backed
                                                Securities--Collateralized Mortgage Obligations
                                                (Cost--$8,561,370)--7.6%                                          8,549,256
---------------------------------------------------------------------------------------------------------------------------
                                                       U.S. Government Agency Mortgage-Backed Securities+
---------------------------------------------------------------------------------------------------------------------------
                                                Fannie Mae Guaranteed Pass-Through Certificates:
                                     993,254      4.00% due 10/01/2020--4/01/2021............................       919,063
                                   1,500,000      4.50% due 7/15/2022 (d)....................................     1,423,125
                                  20,497,632      5.00% due 7/15/2022--8/15/2037 (d).........................    19,353,014
                                  36,865,450      5.50% due 7/15/2022--7/15/2037 (d).........................    35,715,698
                                  22,137,989      6.00% due 2/01/2017--7/15/2037 (d).........................    21,960,953
                                   1,749,299      6.50% due 8/01/2032--8/15/2037 (d).........................     1,767,168
                                      60,789      7.00% due 2/01/2016........................................        62,589
                                                Freddie Mac Mortgage Participation Certificates:
                                   1,776,663      5.00% due 12/01/2035.......................................     1,669,730
                                   4,067,192      5.50% due 2/01/2035--8/15/2037 (d).........................     3,921,204
                                   2,449,202      6.00% due 6/01/2035--7/15/2037 (d).........................     2,427,113
                                     752,518      6.009% due 11/01/2036 (b)..................................       756,535
                                     183,317      7.00% due 1/01/2032--9/01/2032.............................       189,206
                                      65,746    Ginnie Mae MBS Certificates, 6.50% due 6/15/2031.............        67,122
---------------------------------------------------------------------------------------------------------------------------
                                                Total U.S. Government Agency Mortgage-Backed Securities
                                                (Cost--$90,450,994)--80.3%                                       90,232,520
---------------------------------------------------------------------------------------------------------------------------
                                                        Non-Government Agency Mortgage-Backed Securities+
---------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage              536,654    Countrywide Alternative Loan Trust Series 2006-OC10
Obligations--3.0%                                 Class 2A1, 5.41% due 11/25/2036 (b)........................       536,473
                                                Impac Secured Assets CMN Owner Trust Series 2004-3 (b):
                                     179,654      Class 1A4, 5.72% due 11/25/2034............................       180,117
                                     500,000      Class M1, 5.92% due 11/25/2034.............................       501,505
                                     794,159    Luminent Mortgage Trust Series 2006-7 Class 1A1,
                                                  5.50% due 5/25/2036 (b)....................................       793,811
                                     139,392    RMAC Plc Series 2003-NS2A Class A2C,
                                                  5.76% due 9/12/2035 (b)....................................       139,436
                                     721,530    Residential Accredit Loans, Inc. Series 2005-QS12 Class A8,
                                                  5.646% due 8/25/2035 (b)...................................       720,961
                                                Structured Asset Securities Corp. (b):
                                     105,843      Series 2005-GEL2 Class A, 5.60% due 4/25/2035..............       105,817
                                     327,995      Series 2005-OPT1 Class A4M, 5.67% due 11/25/2035...........       327,695
                                                                                                                -----------
                                                                                                                  3,305,815
---------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage-                            Banc of America Commercial Mortgage, Inc.:
Backed Securities--16.4%             840,000      Series 2001-1 Class B, 6.674% due 4/15/2036................       869,378
                                     755,000      Series 2003-2 Class A3, 4.873% due 3/11/2041...............       731,015
                                     700,000      Series 2007-2 Class A4, 5.688% due 3/10/2017 (b)...........       692,371
                                                Bear Stearns Commercial Mortgage Securities:
                                     890,000      Series 1998-C1 Class A2, 6.44% due 6/16/2030...............       894,580
                                     750,000      Series 2005-PWR8 Class A4, 4.674% due 6/11/2041............       697,675

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Bond Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

                                      Face
                                     Amount             Non-Government Agency Mortgage-Backed Securities+           Value
---------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage-       USD       508,444    CS First Boston Mortgage Securities Corp. Series 2002-CP5
Backed Securities                                 Class A1, 4.106% due 12/15/2035............................   $   492,880
(concluded)                          660,000    CWCapital Cobalt Series 2006-C1 Class A4,
                                                  5.223% due 8/15/2048.......................................       627,977
                                     790,094    Capco America Securitization Corp. Series 1998-D7
                                                  Class A1B, 6.26% due 10/15/2030............................       795,225
                                     673,521    Chase Commercial Mortgage Securities Corp. Series 1999-2
                                                  Class A2, 7.198% due 1/15/2032.............................       694,766
                                     745,000    First Union National Bank Commercial Mortgage Series 1999-C4
                                                  Class E, 8.15% due 12/15/2031 (a)(b).......................       783,396
                                                GMAC Commercial Mortgage Securities, Inc.:
                                     817,563      Series 1998-C2 Class A2, 6.42% due 5/15/2035...............       822,511
                                     820,000      Series 2000-C3 Class A2, 6.957% due 9/15/2035..............       852,646
                                     690,000      Series 2001-C1 Class B, 6.67% due 4/15/2034................       713,787
                                     850,000      Series 2003-C3 Class A3, 4.646% due 4/10/2040..............       825,711
                                     700,000    GS Mortgage Securities Corp. II Series 2006-GG6 Class A2,
                                                  5.506% due 4/10/2038 (b)...................................       698,829
                                                Greenwich Capital Commercial Funding Corp.:
                                     900,000      Series 2004-GG1 Class A4, 4.755% due 6/10/2036.............       885,096
                                     225,000      Series 2005-GG5 Class AJ, 5.301% due 4/10/2037 (b).........       216,981
                                                JPMorgan Chase Commercial Mortgage Securities Corp.:
                                     735,000      Series 2001-CIB2 Class A3, 6.429% due 4/15/2035............       755,063
                                     625,000      Series 2006-CB17 Class A4, 5.429% due 12/12/2043...........       604,940
                                     594,421    LB Commercial Conduit Mortgage Trust Series 1998-C4
                                                  Class A1B, 6.21% due 10/15/2035............................       597,596
                                                LB-UBS Commercial Mortgage Trust:
                                     717,409      Series 2000-C3 Class A2, 7.95% due 5/15/2025...............       753,945
                                     600,000      Series 2005-C3 Class A5, 4.739% due 7/15/2030..............       560,501
                                     500,000      Series 2007-C2 Class A3, 5.43% due 2/15/2040...............       482,344
                                     300,000    Morgan Stanley Capital I Series 2006-IQ12 Class A4,
                                                  5.332% due 12/15/2043......................................       288,215
                                                Mortgage Capital Funding, Inc.:
                                     700,000      Series 1998-MC1 Class E, 7.06% due 3/18/2030...............       703,541
                                     760,000      Series 1998-MC2 Class B, 6.549% due 6/18/2030..............       762,669
                                     680,000    Wachovia Bank Commercial Mortgage Trust Series 2005-C20
                                                  Class A6A, 5.11% due 7/15/2042 (b).........................       661,796
                                                                                                                -----------
                                                                                                                 18,465,434
---------------------------------------------------------------------------------------------------------------------------
                                                Total Non-Government Agency Mortgage-Backed Securities
                                                (Cost--$22,088,660)--19.4%                                       21,771,249
---------------------------------------------------------------------------------------------------------------------------
Industry                                                                 Corporate Bonds
---------------------------------------------------------------------------------------------------------------------------
Aerospace &                          155,000    Honeywell International, Inc., 5.70% due 3/15/2036...........       143,096
Defense--0.1%                          7,000    L-3 Communications Corp. Series B, 6.375% due 10/15/2015.....         6,615
                                                                                                                -----------
                                                                                                                    149,711
---------------------------------------------------------------------------------------------------------------------------
Airlines--0.4%                       110,201    American Airlines, Inc. Series 2003-1, 3.857%
                                                  due 1/09/2012 (f)..........................................       105,656
                                     140,000    Continental Airlines, Inc. Series 2002-1, 6.563%
                                                  due 8/15/2013 .............................................       144,375
                                     190,000    Southwest Airlines Co., 7.875% due 9/01/2007.................       190,637
                                                                                                                -----------
                                                                                                                    440,668
---------------------------------------------------------------------------------------------------------------------------
Building Products--0.1%               70,000    Momentive Performance Materials, Inc., 10.125%
                                                  due 12/01/2014 (a)(j)......................................        70,175
---------------------------------------------------------------------------------------------------------------------------
Capital Markets--1.8%                430,000    Credit Suisse Guernsey Ltd., 5.86% (b)(g)....................       414,289
                                     175,000    Goldman Sachs Capital II, 5.793% (b)(g)......................       170,790
                                     730,000    The Goldman Sachs Group, Inc., 5.25% due 10/15/2013..........       707,687
                                     800,000    Morgan Stanley Series F, 5.55% due 4/27/2017.................       767,531
                                                                                                                -----------
                                                                                                                  2,060,297
---------------------------------------------------------------------------------------------------------------------------
Chemicals--0.1%                       75,000    Lyondell Chemical Co., 6.875% due 6/15/2017..................        72,375
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Bond Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

                                      Face
Industry                             Amount                              Corporate Bonds                           Value
---------------------------------------------------------------------------------------------------------------------------
Commercial Banks--0.8%     USD       290,000    Barclays Bank Plc, 8.55% (a)(g)..............................   $   319,360
                                     220,000    Corporacion Andina de Fomento, 6.875% due 3/15/2012..........       230,400
                           JPY    41,000,000    Kreditanstalt fuer Wiederaufbau, 0.325% due 8/08/2011 (b)....       333,041
                                                                                                                -----------
                                                                                                                    882,801
---------------------------------------------------------------------------------------------------------------------------
Consumer Finance--0.3%     USD       200,000    HSBC Finance Corp., 6.50% due 11/15/2008.....................       202,808
                                     180,000    SLM Corp., 5.40% due 10/25/2011..............................       164,863
                                                                                                                -----------
                                                                                                                    367,671
---------------------------------------------------------------------------------------------------------------------------
Diversified Financial                225,000    Bank of America Corp., 4.875% due 9/15/2012..................       217,428
Services--3.6%                                  Citigroup, Inc.:
                                     430,000      5.625% due 8/27/2012.......................................       430,092
                                     410,000      5.50% due 2/15/2017........................................       397,094
                                      80,000      5.875% due 5/29/2037.......................................        76,268
                                                General Electric Capital Corp.:
                                   1,115,000      5% due 11/15/2011..........................................     1,092,665
                                   1,375,000      Series A, 5% due 12/01/2010................................     1,356,707
                                     450,000    JPMorgan Chase Bank NA, 6% due 7/05/2017.....................       446,485
                                                                                                                -----------
                                                                                                                  4,016,739
---------------------------------------------------------------------------------------------------------------------------
Diversified                          270,000    GTE Corp., 6.84% due 4/15/2018...............................       283,728
Telecommunication          JPY    25,000,000    Nippon Telegraph & Telephone Corp., 2.50% due 7/25/2007......       203,260
Services--0.5%             USD        95,000    Telecom Italia Capital SA, 6% due 9/30/2034..................        85,588
                                                                                                                -----------
                                                                                                                    572,576
---------------------------------------------------------------------------------------------------------------------------
Electric Utilities--0.5%              70,000    Jersey Central Power & Light Co., 6.40% due 5/15/2036........        69,419
                                     140,000    Nevada Power Co., 6.65% due 4/01/2036........................       140,464
                                     190,000    Sierra Pacific Power Co., 6% due 5/15/2016...................       186,346
                                     180,000    Southern California Edison Co., 5.625% due 2/01/2036.........       168,193
                                                                                                                -----------
                                                                                                                    564,422
---------------------------------------------------------------------------------------------------------------------------
Health Care Equipment                130,000    The Cooper Cos., Inc., 7.125% due 2/15/2015 (a)..............       128,700
& Supplies--0.1%
---------------------------------------------------------------------------------------------------------------------------
Health Care Providers                130,000    UnitedHealth Group, Inc., 5.80% due 3/15/2036................       119,638
& Services--0.1%
---------------------------------------------------------------------------------------------------------------------------
Industrial                           195,000    Hutchison Whampoa International (03/33) Ltd.,
Conglomerates--0.2%                               7.45% due 11/24/2033 (a)...................................       215,226
---------------------------------------------------------------------------------------------------------------------------
Insurance--1.1%                      195,000    American International Group, Inc., 6.25% due 5/01/2036......       196,805
                                     200,000    Chubb Corp., 6.375% due 3/29/2067 (b)........................       195,580
                                     130,000    Lincoln National Corp., 7% due 5/17/2066 (b).................       133,390
                                     250,000    MetLife, Inc., 6.40% due 12/15/2066..........................       231,588
                                     190,000    Progressive Corp., 6.70% due 6/15/2037 (b)...................       188,835
                                     135,000    Reinsurance Group of America, 6.75% due 12/15/2065 (b).......       131,571
                                     145,000    The Travelers Cos., Inc., 6.25% due 3/15/2067 (b)............       139,338
                                                                                                                -----------
                                                                                                                  1,217,107
---------------------------------------------------------------------------------------------------------------------------
Media--1.7%                          155,000    Cablevision Systems Corp. Series B, 9.82% due 4/01/2009 (b)..       161,975
                                                Comcast Corp.:
                                     255,000      6.50% due 1/15/2017........................................       260,344
                                     225,000      6.45% due 3/15/2037........................................       216,838
                                     135,000    Cox Communications, Inc., 7.125% due 10/01/2012..............       142,624
                                      60,000    Idearc, Inc., 8% due 11/15/2016..............................        60,600
                                                News America, Inc.:
                                     200,000      6.40% due 12/15/2035.......................................       190,462
                                     120,000      6.75% due 1/09/2038........................................       125,597
                                     275,000    Time Warner Cable, Inc., 5.85% due 5/01/2017 (a).............       267,478
                                     405,000    Time Warner Companies, Inc., 9.125% due 1/15/2013............       465,222
                                                                                                                -----------
                                                                                                                  1,891,140
---------------------------------------------------------------------------------------------------------------------------
Metals & Mining--0.2%                175,000    Freeport-McMoRan Copper & Gold, Inc.,
                                                  8.375% due 4/01/2017.......................................       186,812
---------------------------------------------------------------------------------------------------------------------------
Multi-Utilities--0.1%                 90,000    Xcel Energy, Inc., 6.50% due 7/01/2036.......................        91,024
---------------------------------------------------------------------------------------------------------------------------
Office Electronics--0.2%             230,000    Xerox Corp., 6.40% due 3/15/2016.............................       231,418
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Bond Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

                                      Face
Industry                             Amount                              Corporate Bonds                           Value
---------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable      USD       370,000    Anadarko Petroleum Corp., 6.45% due 9/15/2036................   $   355,876
Fuels--1.7%                          250,000    MidAmerican Energy Holdings Co., 5.95% due 5/15/2037 (a).....       235,615
                                     135,000    Motiva Enterprises LLC, 5.20% due 9/15/2012 (a)..............       132,096
                                     240,000    Northwest Pipeline Corp., 7% due 6/15/2016...................       250,200
                                     750,000    Pemex Project Funding Master Trust, 6.66%
                                                  due 6/15/2010 (a)(b).......................................       769,500
                                     135,000    Sabine Pass LNG LP, 7.50% due 11/30/2016 (a).................       134,325
                                      35,000    Tennessee Gas Pipeline Co., 7% due 10/15/2028................        36,044
                                                                                                                -----------
                                                                                                                  1,913,656
---------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals--0.6%                175,000    Bristol-Myers Squibb Co., 5.875% due 11/15/2036..............       165,089
                           JPY    41,000,000    Pfizer, Inc., 0.80% due 3/18/2008............................       332,587
                           USD       190,000    Wyeth, 6% due 2/15/2036......................................       183,202
                                                                                                                -----------
                                                                                                                    680,878
---------------------------------------------------------------------------------------------------------------------------
Real Estate Investment               165,000    Nationwide Health Properties, Inc., 6.59% due 7/07/2038......       164,885
Trusts (REITs)--0.1%
---------------------------------------------------------------------------------------------------------------------------
Semiconductors &                                Freescale Semiconductor, Inc. (a):
Semiconductor                        120,000      9.125% due 12/15/2014 (j)..................................       112,800
Equipment--0.8%                       15,000      9.235% due 12/15/2014 (b)..................................        14,475
                                     800,000    International Rectifier Corp., 4.25% due 7/15/2007 (e).......       798,000
                                                                                                                -----------
                                                                                                                    925,275
---------------------------------------------------------------------------------------------------------------------------
                                                Total Corporate Bonds
                                                (Cost--$17,293,198)--15.1%                                       16,963,194
---------------------------------------------------------------------------------------------------------------------------
                                                                  Foreign Goverment Obligations
---------------------------------------------------------------------------------------------------------------------------
                                     292,500    Argentina Bonos, 5.475% due 8/03/2012 (b)(f).................       278,209
                                      28,412    Argentina Government International Bond,
                                                  8.28% due 12/31/2033(k)....................................        27,417
                           JPY    34,100,000    Finland Government International Bond,
                                                  0.30% due 10/18/2007.......................................       276,473
                                                Mexico Government International Bond:
                           USD       130,000      6.375% due 1/16/2013.......................................       134,420
                                     115,000      5.875% due 1/15/2014.......................................       115,575
                                     218,900    Russia Government International Bond,
                                                  7.50% due 3/31/2030........................................       241,118
                                      50,000    Venezuela Government International Bond,
                                                  7.65% due 4/21/2025........................................        45,750
---------------------------------------------------------------------------------------------------------------------------
                                                Total Foreign Goverment Obligations
                                                (Cost--$1,134,143)--1.0%                                          1,118,962
---------------------------------------------------------------------------------------------------------------------------
                                                                      Preferred Securities
---------------------------------------------------------------------------------------------------------------------------
                                                                         Capital Trusts
---------------------------------------------------------------------------------------------------------------------------
Capital Markets--0.4%                290,000    Lehman Brothers Holdings Capital Trust V, 5.857% (b)(g)......       284,072
                                     150,000    Mellon Capital IV Series 1, 6.244% (b)(g)....................       151,353
                                                                                                                -----------
                                                                                                                    435,425
---------------------------------------------------------------------------------------------------------------------------
Commercial Banks--0.4%               150,000    BAC Capital Trust VI, 5.625% due 3/08/2035...................       133,933
                                     150,000    USB Capital IX, 6.189% (b)(g)................................       151,108
                                     175,000    Wachovia Capital Trust III, 5.80% (b)(g).....................       174,237
                                                                                                                -----------
                                                                                                                    459,278
---------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable                150,000    Pemex Project Funding Master Trust,
Fuels--0.2%                                       7.375% due 12/15/2014......................................       163,027
---------------------------------------------------------------------------------------------------------------------------
                                                Total Capital Trusts
                                                (Cost--$1,068,634)--1.0%                                          1,057,730
---------------------------------------------------------------------------------------------------------------------------
                                     Shares
                                      Held                             Preferred Stocks
---------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage                     9,000    Fannie Mae Series O, 7%......................................       466,594
Finance--0.4%
---------------------------------------------------------------------------------------------------------------------------
                                                Total Preferred Stocks
                                                (Cost--$500,625)--0.4%                                              466,594
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Bond Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================


                                      Face
Industry                             Amount                             Trust Preferreds                           Value
---------------------------------------------------------------------------------------------------------------------------
Commercial Banks--0.1%     USD       150,000    SunTrust Capital VIII, 6.10% due 12/15/2036 (b)..............   $   137,363
---------------------------------------------------------------------------------------------------------------------------
                                                Total Trust Preferreds
                                                (Cost--$147,573)--0.1%                                              137,363
---------------------------------------------------------------------------------------------------------------------------
                                                Total Preferred Securities
                                                (Cost--$1,716,832)--1.5%                                          1,661,687
---------------------------------------------------------------------------------------------------------------------------
                                                                      Short-Term Securities
---------------------------------------------------------------------------------------------------------------------------
                                   5,600,000    Federal Home Loan Bank System, 4.80% due 7/02/2007...........     5,600,000
---------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Securities
                                                (Cost--$5,600,000)--5.0%                                          5,600,000
---------------------------------------------------------------------------------------------------------------------------
                                   Number of
                                  Contracts++                          Options Purchased
---------------------------------------------------------------------------------------------------------------------------
Call Options                               2    Receive a fixed rate of 5.39% and pay a floating rate
Purchased--0.5%                                    based on 3-month LIBOR, expiring March 2012,
                                                  Broker Lehman Brothers Special Finance (h).................        54,638
                                           6    Receive a fixed rate of 5.525% and pay a floating rate
                                                  based on 3-month LIBOR, expiring May 2012,
                                                  Broker Citibank (h)........................................       109,342
                                           6    Receive a fixed rate of 5.705% and pay a floating rate
                                                  based on 3-monh LIBOR, expiring May 2012,
                                                  Broker Deutsche Bank AG (h)................................       268,212
                                           2    Receive a fixed rate of 6.025% and pay a floating rate
                                                  based on 3-month LIBOR, expiring June 2012,
                                                  Broker Lehman Brothers Special Finance (h).................        94,384
                                                                                                                -----------
                                                                                                                    526,576
---------------------------------------------------------------------------------------------------------------------------
Put Options                                4    Pay a fixed rate of 5.95% and receive a floating rate
Purchased--0.5%                                    based on 3-month LIBOR, expiring August 2007,
                                                  Broker Deutsche Bank AG (h)................................        11,144
                                           2    Pay a fixed rate of 5.39% and receive a floating rate
                                                  based on 3-month LIBOR, expiring March 2012,
                                                  Broker Lehman Brothers Special Finance (h).................       135,016
                                           6    Pay a fixed rate of 5.525% and receive a floating rate
                                                  based on 3-month LIBOR, expiring May 2012,
                                                  Broker Citibank (h)........................................       182,810
                                           6    Pay a fixed rate of 5.705% and receive a floating rate
                                                  based on 3-month LIBOR, expiring May 2012,
                                                  Broker Deutsche Bank AG (h)................................       155,512
                                           2    Pay a fixed rate of 6.025% and receive a floating rate
                                                  based on 3-month LIBOR, expiring June 2012,
                                                  Broker Lehman Brothers Special Finance (h).................        95,625
                                                                                                                -----------
                                                                                                                    580,107
---------------------------------------------------------------------------------------------------------------------------
                                                Total Options Purchased
                                                (Premiums Paid--$1,250,281)--1.0%                                 1,106,683
---------------------------------------------------------------------------------------------------------------------------
                                                Total Investments
                                                (Cost--$188,852,792)--167.4%                                    187,960,735
---------------------------------------------------------------------------------------------------------------------------
                                      Face
                                     Amount                          TBA Sale Commitments
---------------------------------------------------------------------------------------------------------------------------
                                                Fannie Mae Guaranteed Pass-Through Certificates:
                           USD    10,100,000      5.00% due 7/15/2022--8/15/2037..............................   (9,493,425)
                                   4,700,000      5.50% due 7/15/2022--7/15/2037..............................   (4,615,968)
                                   4,000,000      6.00% due 2/01/2017--7/15/2037..............................   (4,003,570)
                                     300,000    Freddie Mac Mortgage Participation Certificates,
                                                  6.00% due 6/01/2035--7/15/2037..............................     (297,264)
---------------------------------------------------------------------------------------------------------------------------
                                                Total TBA Sale Commitments
                                                (Premiums Received--$18,523,985)--(16.4%)                       (18,410,227)
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Bond Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

                                   Number of
                                   Contracts++                           Options Written                            Value
---------------------------------------------------------------------------------------------------------------------------
Call Options Written--(0.0%)                2   Pay a fixed rate of 5.115% and receive a floating rate based on 3-month LIBOR, expiring March 2008, Broker Lehman
                                                  Brothers Special Finance (h)...............................     $  (8,856)
---------------------------------------------------------------------------------------------------------------------------
Put Options Written--(0.1%)                 2   Receive a fixed rate of 5.115% and pay a floating rate based on 3-month LIBOR, expiring March 2008, Broker Lehman
                                                  Brothers Special Finance (h)...............................      (114,850)
---------------------------------------------------------------------------------------------------------------------------
                                                Total Options Written
                                                (Premiums Received--$84,500)--(0.1%)                               (123,706)
---------------------------------------------------------------------------------------------------------------------------
                                                Liabilities in Excess of Other Assets--(50.9%)...............   (57,111,552)
                                                                                                               ------------
                                                Net Assets--100.0%...........................................  $112,315,250
                                                                                                               ============

--------------------------------------------------------------------------------
    + Asset-Backed & Mortgage-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancings of the underlying instruments, the average life may be substantially less than the original maturity.

   ++ One contract represents a notional amount of $1,000,000.

  (a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

  (b) Floating rate security.

  (c) All or a portion of security held as collateral in connection with open financial futures contracts.

  (d) Represents or includes a "to-be-announced" transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.

  (e) Convertible security.

  (f) Subject to principal paydowns.

  (g) The security is a perpetual bond and has no definite maturity date.

  (h) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.

  (i) Represents the interest only portion of a mortgage-backed security and has either a nominal or a notional amount of principal.

  (j) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

  (k) Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.

    o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

    o The cost and unrealized appreciation (depreciation) of investments, net of TBA sale commitments and options written, as of June 30, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost.............................................  $170,450,607
                                                                   ============
      Gross unrealized appreciation..............................     $ 743,050
      Gross unrealized depreciation..............................    (1,766,855)
                                                                   ------------
      Net unrealized depreciation................................  $ (1,023,805)
                                                                   ============

    o Financial futures contracts purchased as of June 30, 2007 were as follows:

      -----------------------------------------------------------------------------------------------------------------------
      Number of                                                  Expiration             Face                     Unrealized
      Contracts                       Issue                         Date                Value                   Depreciation
      -----------------------------------------------------------------------------------------------------------------------
          15                   EuroDollar Futures              September 2007         $2,274,110                  $(25,683)
          41               30-Year U.S. Treasury Bond          September 2007         $4,464,298                  $(46,548)
      -----------------------------------------------------------------------------------------------------------------------
      Total Unrealized Depreciation........................................................                       $(72,231)
                                                                                                                  ========
      -----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Bond Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

    o Financial futures contracts sold as of June 30, 2007 were as follows:

      -----------------------------------------------------------------------------------------------------------------------
                                                                                                                 Unrealized
      Number of                                                  Expiration             Face                    Appreciation
      Contracts                       Issue                         Date                Value                  (Depreciation)
      -----------------------------------------------------------------------------------------------------------------------
           34                  EuroDollar Futures              September 2007        $ 8,088,564                  $ 41,614
           45               2-Year U.S. Treasury Bond          September 2007        $ 9,181,591                  $ 11,435
          126               5-Year U.S. Treasury Bond          September 2007        $13,101,302                  $(12,542)
           68              10-Year U.S. Treasury Bond          September 2007        $ 7,176,905                  $(10,908)
      -----------------------------------------------------------------------------------------------------------------------
      Total Unrealized Appreciation--net....................................................                      $ 29,599
                                                                                                                  ========
      -----------------------------------------------------------------------------------------------------------------------

    o Currency Abbreviations:

            JPY      Japanese Yen
            USD      U.S. Dollar

    o Swap contracts outstanding as of June 30, 2007 were as follows:

      -----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Unrealized
                                                                                                      Notional       Appreciation
                                                                                                       Amount       (Depreciation)
      -----------------------------------------------------------------------------------------------------------------------------
      Sold credit default protection on Comcast Cable Communications,
      Inc. and receive 1.15%

      Broker, Morgan Stanley Capital Services Inc.
      Expires September 2008                                                                         $  430,000        $    5,758

      Receive a fixed rate of 3.401% and pay 3.875% on Treasury Inflation
      Protected Securities (TIPS) adjusted principal

      Broker, JPMorgan Chase
      Expires January 2009                                                                           $  879,000           (15,286)

      Receive a fixed rate of 5.2725% and pay a floating rate based on 3-month LIBOR

      Broker, Citibank, N.A.
      Expires October 2009                                                                           $2,900,000            (7,061)

      Bought credit default protection on Sara Lee Corp. and pay 0.57%

      Broker, Lehman Brothers Special Finance
      Expires December 2010                                                                          $  295,000            (3,008)

      Bought credit default protection on RadioShack Corp. and pay 1.16%

      Broker, UBS Warburg
      Expires December 2010                                                                          $  295,000            (3,488)

      Bought credit default protection on Limited Brands, Inc. and pay 1.065%

      Broker, UBS Warburg
      Expires December 2010                                                                          $  295,000            (6,881)

      Receive a fixed rate of 4.17% and pay 3.50% on Treasury Inflation
      Protected Securities (TIPS) adjusted principal

      Broker, Morgan Stanley Capital Services Inc.
      Expires January 2011                                                                           $  750,000           (39,843)

      Bought credit default protection on Sara Lee Corp. and pay 0.604%

      Broker, JPMorgan Chase
      Expires March 2011                                                                             $  295,000            (3,278)

      Bought credit default protection on Limited Brands, Inc. and pay 0.73%

      Broker, Lehman Brothers Special Finance
      Expires March 2011                                                                             $  295,000            (3,448)

      Bought credit default protection on Computer Sciences Corp. and pay 0.88%

      Broker, Morgan Stanley Capital Services Inc.
      Expires June 2011                                                                              $  290,000            (2,469)

      Receive a fixed rate of 5.035% and pay a floating rate based on 3-month LIBOR

      Broker, Morgan Stanley Capital Services Inc.
      Expires November 2011                                                                          $2,900,000           (48,060)

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Bond Portfolio
Schedule of Investments as of June 30, 2007 (Concluded)        (in U.S. dollars)
================================================================================

      -----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Unrealized
                                                                                                      Notional       Appreciation
                                                                                                       Amount       (Depreciation)
      -----------------------------------------------------------------------------------------------------------------------------
      Pay a fixed rate of 5.0016% and receive a floating rate based on 3-month
      LIBOR

      Broker, UBS Warburg
      Expires January 2012                                                                           $1,400,000        $   25,985

      Bought credit default protection on Eastman Chemical Co. and pay 0.68%

      Broker, Morgan Stanley Capital Services Inc.
      Expires September 2013                                                                         $  285,000            (2,603)

      Receive a fixed rate of 5.085% and pay a floating rate based on 3-month LIBOR

      Broker, Deutsche Bank AG London
      Expires November 2016                                                                          $  600,000           (18,757)

      Pay a fixed rate of 5.225% and receive a floating rate based on 3-month LIBOR

      Broker, Deutsche Bank AG London
      Expires January 2017                                                                           $  300,000             9,779

      Receive a fixed rate of 5.16% and pay a floating rate based on 3-month LIBOR

      Broker, Deutsche Bank AG London
      Expires February 2017                                                                          $1,100,000           (41,073)

      Pay a fixed rate of 5.071% and receive a floating rate based on 3-month
      LIBOR

      Broker, UBS Warburg
      Expires March 2017                                                                             $1,500,000            66,327

      Receive a fixed rate of 5.10% and pay a floating rate based on 3-month LIBOR

      Broker, Deutsche Bank AG London
      Expires March 2017                                                                             $3,200,000          (134,333)

      Pay a fixed rate of 5.725% and receive a floating rate based on 3-month
      LIBOR

      Broker, Deutsche Bank AG London
      Expires June 2017                                                                              $2,100,000            (9,073)

      Pay a fixed rate of 5.6825% and receive a floating rate based on 3-month
      LIBOR

      Broker, Lehman Brothers Special Finance
      Expires June 2017                                                                              $1,400,000            (1,872)

      Receive a fixed rate of 5.411% and pay a floating rate based on 3-month LIBOR

      Broker, JPMorgan Chase
      Expires August 2022                                                                            $2,670,000           (95,254)
      -----------------------------------------------------------------------------------------------------------------------------
      Total                                                                                                            $ (327,938)
                                                                                                                       ==========
      -----------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Fundamental Growth Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited)
================================================================================

                                Shares
Industry                         Held                                  Common Stocks                                Value
---------------------------------------------------------------------------------------------------------------------------
Aerospace &                      13,700      BE Aerospace, Inc. (c)..........................................   $   565,810
Defense--5.8%                    47,200      Boeing Co.......................................................     4,538,752
                                 28,400      Lockheed Martin Corp............................................     2,673,292
                                  4,900      Precision Castparts Corp........................................       594,664
                                 25,700      Spirit Aerosystems Holdings, Inc. Class A (c)...................       926,485
                                 50,300      United Technologies Corp.(d)....................................     3,567,779
                                                                                                                 ----------
                                                                                                                 12,866,782
---------------------------------------------------------------------------------------------------------------------------
Beverages--1.7%                  59,400      PepsiCo, Inc....................................................     3,852,090
---------------------------------------------------------------------------------------------------------------------------
Biotechnology--4.2%              48,900      Celgene Corp. (c)...............................................     2,803,437
                                 34,800      Genentech, Inc. (c).............................................     2,632,968
                                 96,800      Gilead Sciences, Inc. (c)(d)....................................     3,752,936
                                                                                                                 ----------
                                                                                                                  9,189,341
---------------------------------------------------------------------------------------------------------------------------
Capital Markets--4.3%             8,700      Affiliated Managers Group, Inc. (c).............................     1,120,212
                                120,100      The Charles Schwab Corp.........................................     2,464,452
                                 20,600      Franklin Resources, Inc.........................................     2,728,882
                                 47,300      State Street Corp. (d)..........................................     3,235,320
                                                                                                                 ----------
                                                                                                                  9,548,866
---------------------------------------------------------------------------------------------------------------------------
Chemicals--5.6%                  28,800      Air Products & Chemicals, Inc...................................     2,314,656
                                 61,400      Monsanto Co.....................................................     4,146,956
                                 28,100      The Mosaic Co. (c)..............................................     1,096,462
                                 16,800      Potash Corp. of Saskatchewan Inc................................     1,309,896
                                 47,000      Praxair, Inc....................................................     3,383,530
                                                                                                                 ----------
                                                                                                                 12,251,500
---------------------------------------------------------------------------------------------------------------------------
Communications                  297,800      Cisco Systems, Inc. (c).........................................     8,293,730
Equipment--4.9%                  57,400      QUALCOMM, Inc...................................................     2,490,586
                                                                                                                 ----------
                                                                                                                 10,784,316
---------------------------------------------------------------------------------------------------------------------------
Computers &                      24,700      Apple Computer, Inc. (c)........................................     3,014,388
Peripherals--2.8%               171,400      EMC Corp. (c)...................................................     3,102,340
                                                                                                                 ----------
                                                                                                                  6,116,728
---------------------------------------------------------------------------------------------------------------------------
Construction &                   16,700      Fluor Corp......................................................     1,859,879
Engineering--1.6%                27,200      Jacobs Engineering Group, Inc. (c)..............................     1,564,272
                                                                                                                 ----------
                                                                                                                  3,424,151
---------------------------------------------------------------------------------------------------------------------------
Diversified Financial             5,100      Chicago Mercantile Exchange Holdings, Inc.(d)...................     2,725,236
Services--2.7%                    7,300      IntercontinentalExchange, Inc. (c)..............................     1,079,305
                                 45,100      JPMorgan Chase & Co.............................................     2,185,095
                                                                                                                 ----------
                                                                                                                  5,989,636
---------------------------------------------------------------------------------------------------------------------------
Electrical Equipment--1.8%       72,800      Emerson Electric Co.............................................     3,407,040
                                  7,400      General Cable Corp. (c).........................................       560,550
                                                                                                                 ----------
                                                                                                                  3,967,590
---------------------------------------------------------------------------------------------------------------------------
Energy Equipment                 33,300      Baker Hughes, Inc...............................................     2,801,529
& Services--8.4%                 14,400      FMC Technologies, Inc. (c)......................................     1,140,768
                                 48,300      Grant Prideco, Inc. (c).........................................     2,599,989
                                 31,400      National Oilwell Varco, Inc. (c)................................     3,273,136
                                 48,000      Schlumberger Ltd................................................     4,077,120
                                 36,800      Transocean, Inc. (c)............................................     3,900,064
                                 10,900      Weatherford International Ltd. (c)..............................       602,116
                                                                                                                 ----------
                                                                                                                 18,394,722
---------------------------------------------------------------------------------------------------------------------------
Food & Staples                  117,200      CVS Corp./Caremark Corp.........................................     4,271,940
Retailing--1.9%
---------------------------------------------------------------------------------------------------------------------------
Health Care Equipment &          16,600      Alcon, Inc......................................................     2,239,506
Supplies--4.5%                   16,100      Cytyc Corp. (c).................................................       694,071
                                  8,100      Hologic, Inc. (c)...............................................       448,011
                                 18,100      Intuitive Surgical, Inc. (c)....................................     2,511,737
                                 47,700      Zimmer Holdings, Inc. (c).......................................     4,049,253
                                                                                                                 ----------
                                                                                                                  9,942,578
---------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants              62,900      McDonald's Corp.................................................     3,192,804
& Leisure--3.5%                  98,500      Starbucks Corp. (c).............................................     2,584,640
                                 56,000      Yum! Brands, Inc................................................     1,832,320
                                                                                                                 ----------
                                                                                                                  7,609,764
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Fundamental Growth Portfolio
Schedule of Investments as of June 30, 2007 (Continued)
================================================================================

                                Shares
Industry                         Held                                  Common Stocks                                Value
---------------------------------------------------------------------------------------------------------------------------
Household Products--2.5%         88,200      The Procter & Gamble Co.........................................   $ 5,396,958
---------------------------------------------------------------------------------------------------------------------------
IT Services--3.2%                20,600      Cognizant Technology Solutions Corp. (c)........................     1,546,854
                                 50,000      Infosys Technologies Ltd........................................     2,366,326
                                125,500      Satyam Computer Services Ltd....................................     1,441,308
                                 57,300      Tata Consultancy Services Ltd...................................     1,620,881
                                                                                                                 ----------
                                                                                                                  6,975,369
---------------------------------------------------------------------------------------------------------------------------
Industrial                      147,100      General Electric Co.............................................     5,630,988
Conglomerates--4.0%              28,600      Textron, Inc....................................................     3,149,146
                                                                                                                 ----------
                                                                                                                  8,780,134
---------------------------------------------------------------------------------------------------------------------------
Insurance--2.5%                  80,000      American International Group, Inc...............................     5,602,400
---------------------------------------------------------------------------------------------------------------------------
Internet Software                63,200      Akamai Technologies, Inc. (c)...................................     3,074,048
& Services--6.2%                 15,200      Google, Inc. Class A (c)........................................     7,955,376
                                  1,400      Limelight Networks, Inc. (c)....................................        27,692
                                 99,200      Yahoo! Inc. (c).................................................     2,691,296
                                                                                                                 ----------
                                                                                                                 13,748,412
---------------------------------------------------------------------------------------------------------------------------
Life Sciences Tools              20,900      Covance, Inc. (c)...............................................     1,432,904
& Services--2.8%                 70,700      Thermo Fisher Scientific, Inc. (c)..............................     3,656,604
                                 17,900      Waters Corp. (c)................................................     1,062,544
                                                                                                                 ----------
                                                                                                                  6,152,052
---------------------------------------------------------------------------------------------------------------------------
Machinery--1.5%                  15,000      Bucyrus International, Inc......................................     1,061,700
                                  9,100      Deere & Co......................................................     1,098,734
                                 13,500      Terex Corp. (c).................................................     1,097,550
                                                                                                                 ----------
                                                                                                                  3,257,984
---------------------------------------------------------------------------------------------------------------------------
Media--1.9%                     145,450      Comcast Corp. Class A (c).......................................     4,090,054
---------------------------------------------------------------------------------------------------------------------------
Metals & Mining--1.7%            14,800      Allegheny Technologies, Inc.....................................     1,552,224
                                 27,000      Freeport-McMoRan Copper & Gold, Inc. Class B (b)................     2,236,140
                                                                                                                 ----------
                                                                                                                  3,788,364
---------------------------------------------------------------------------------------------------------------------------
Multiline Retail--0.9%           38,400      Nordstrom, Inc..................................................     1,963,008
---------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable            11,600      Consol Energy, Inc..............................................       534,876
Fuels--3.1%                      76,100      Exxon Mobil Corp................................................     6,383,268
                                                                                                                 ----------
                                                                                                                  6,918,144
---------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals--3.3%            75,000      Abbott Laboratories.............................................     4,016,250
                                 63,600      Merck & Co., Inc................................................     3,167,280
                                                                                                                 ----------
                                                                                                                  7,183,530
---------------------------------------------------------------------------------------------------------------------------
Semiconductors &                 88,500      Applied Materials, Inc..........................................     1,758,495
Semiconductor                    38,600      Nvidia Corp. (c)................................................     1,594,566
Equipment--1.5%                                                                                                  ----------
                                                                                                                  3,353,061
---------------------------------------------------------------------------------------------------------------------------
Software--5.2%                   65,300      Adobe Systems, Inc. (c).........................................     2,621,795
                                 47,600      Electronic Arts, Inc. (c)(d)....................................     2,252,432
                                108,000      Microsoft Corp..................................................     3,182,760
                                176,100      Oracle Corp. (c)................................................     3,470,931
                                                                                                                 ----------
                                                                                                                 11,527,918
---------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel &              80,800      Coach, Inc. (c).................................................     3,829,112
Luxury Goods--1.7%
---------------------------------------------------------------------------------------------------------------------------
Tobacco--1.7%                    54,000      Altria Group, Inc...............................................     3,787,560
---------------------------------------------------------------------------------------------------------------------------
                                             Total Common Stocks
                                             (Cost--$188,787,190)--97.5%                                        214,564,064
---------------------------------------------------------------------------------------------------------------------------
                              Beneficial
                               Interest                            Short-Term Securities
---------------------------------------------------------------------------------------------------------------------------
                            $ 3,697,096      BlackRock Liquidity Series, LLC Cash Sweep
                                               Series, 5.33% (b)(e)..........................................     3,697,096
                             10,949,550      BlackRock Liquidity Series, LLC Money Market
                                               Series, 5.33% (a)(b)(e).......................................    10,949,550
---------------------------------------------------------------------------------------------------------------------------
                                             Total Short-Term Securities
                                             (Cost--$14,646,646)--6.7%                                           14,646,646
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Fundamental Growth Portfolio
Schedule of Investments as of June 30, 2007 (Concluded)
================================================================================

                               Number of
                               Contracts                             Options Purchased                              Value
---------------------------------------------------------------------------------------------------------------------------
Call Options                      1,323      General Electric Co., expiring January 2008 at USD 35...........     $ 588,735
Purchased                         1,200      Semiconductor HOLDRs Trust, expiring November 2007
                                               at USD 37.5...................................................       345,600
                                  1,488      Yahoo! Inc., expiring January 2008 at USD 35....................       111,600
                                                                                                               ------------
                                                                                                                  1,045,935
---------------------------------------------------------------------------------------------------------------------------
Put Options                         247      Apple Computer, Inc., expiring August 2007 at USD 120...........       155,610
Purchased
---------------------------------------------------------------------------------------------------------------------------
                                             Total Options Purchased
                                             (Premiums Paid--$1,210,232)--0.5%                                    1,201,545
---------------------------------------------------------------------------------------------------------------------------
                                             Total Investments
                                             (Cost--$204,644,068)--104.7%                                       230,412,255
---------------------------------------------------------------------------------------------------------------------------
                                                                      Options Written
---------------------------------------------------------------------------------------------------------------------------
Call Options Written                247      Apple Computer, Inc., expiring January 2008 at USD 150..........      (155,610)
                                  2,794      General Electric Co., expiring January 2008 at USD 37.5.........      (759,968)
                                    992      Yahoo! Inc., expiring January 2008 at USD 32.5..................      (117,056)
                                                                                                               ------------
                                                                                                                 (1,032,634)
---------------------------------------------------------------------------------------------------------------------------
Put Options Written                 992      Yahoo! Inc., expiring January 2008 at USD 32.5..................      (595,200)
---------------------------------------------------------------------------------------------------------------------------
                                             Total Options Written
                                             (Premiums Received--1,079,001)--(0.8%)                              (1,627,834)
---------------------------------------------------------------------------------------------------------------------------
                                             Total Investments, Net of Options Written
                                             (Cost--$203,565,067*)--103.9%...................................   228,784,421
                                             Liabilities in Excess of Other Assets--(3.9)%...................    (8,629,064)
                                                                                                               ------------
                                             Net Assets--100.0%..............................................  $220,155,357
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------
    * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of June 30
      2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost.........................................................................................  $203,764,229
                                                                                                               ============
      Gross unrealized appreciation..........................................................................  $ 29,626,091
      Gross unrealized depreciation..........................................................................    (4,605,899)
                                                                                                               ------------
      Net unrealized appreciation............................................................................  $ 25,020,192
                                                                                                               ============

(a)   Security was purchased with the cash proceeds from securities loans.

(b) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                         Net           Interest
      Affiliate                                       Activity          Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series ........................   $3,685,367         $112,001
      BlackRock Liquidity Series, LLC
        Money Market Series ......................   $ (908,200)        $  7,544
      --------------------------------------------------------------------------

(c)   Non-income producing security.

(d)   Security, or a portion of security, is on loan.

(e)   Represents the current yield as of June 30, 2007.

   o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited)        (in U.S. dollars)
================================================================================

                                                    Shares
Country              Industry                        Held                      Common Stocks                        Value
---------------------------------------------------------------------------------------------------------------------------
Australia--1.2%      Beverages--0.0%                17,700   Coca-Cola Amatil Ltd............................    $  142,906
                     ------------------------------------------------------------------------------------------------------
                     Capital Markets--0.2%           7,700   Macquarie Bank Ltd..............................       553,054
                     ------------------------------------------------------------------------------------------------------
                     Commercial Banks--0.1%          4,965   National Australia Bank Ltd.....................       172,547
                     ------------------------------------------------------------------------------------------------------
                     Metals & Mining--0.5%          21,000   BHP Billiton Ltd................................       627,495
                                                     8,400   Newcrest Mining Ltd.............................       162,121
                                                     6,000   Rio Tinto Ltd...................................       500,506
                                                    16,800   Zinifex Ltd.....................................       266,425
                                                                                                                 ----------
                                                                                                                  1,556,547
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable           7,000   Woodside Petroleum Ltd..........................       270,604
                     Fuels--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Paper & Forest Products--0.0%  27,000   Great Southern Plantations Ltd..................        68,492
                     ------------------------------------------------------------------------------------------------------
                     Transportation                 44,000   Macquarie Airports Group........................       150,358
                     Infrastructure--0.3%          144,900   Macquarie Infrastructure Group..................       441,353
                                                    49,616   Transurban Group................................       336,399
                                                                                                                 ----------
                                                                                                                    928,110
----------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Australia                     3,692,260
----------------------------------------------------------------------------------------------------------------------------
Austria--0.0%        Diversified                     2,400   Telekom Austria AG..............................        59,767
                     Telecommunication
                     Services--0.0%
----------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Austria                          59,767
----------------------------------------------------------------------------------------------------------------------------
Belgium--0.1%        Health Care Technology--0.1%   10,803   AGFA-Gevaert NV.................................       278,667
----------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Belgium                         278,667
----------------------------------------------------------------------------------------------------------------------------
Brazil--2.0%         Commercial Banks--0.1%          7,000   Banco Bradesco SA...............................       168,849
                                                     1,600   Uniao de Bancos Brasileiros SA (a)..............       180,592
                                                                                                                 ----------
                                                                                                                    349,441
                     ------------------------------------------------------------------------------------------------------
                     Construction                   11,600   Obrascon Huarte Lain Brasil SA..................       218,891
                     & Engineering--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Electric Utilities--0.0%        8,400   Cia Energetica de Minas Gerais (a)..............       177,240
                     ------------------------------------------------------------------------------------------------------
                     Food & Staples              2,698,300   Cia Brasileira de Distribuicao
                     Retailing--0.0%                           Grupo Pao de Acucar...........................       104,855
                     ------------------------------------------------------------------------------------------------------
                     Food Products--0.1%             8,900   Cosan SA Industria e Comercio (f)...............       146,257
                                                    26,000   SLC Agricola SA (f).............................       190,721
                                                                                                                 ----------
                                                                                                                    336,978
                     ------------------------------------------------------------------------------------------------------
                     Household Durables--0.1%       12,800   Gafisa SA.......................................       199,664
                     ------------------------------------------------------------------------------------------------------
                     Leisure Equipment &            14,700   Localiza Rent A Car SA..........................       165,823
                     Products--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Metals & Mining--0.2%          13,000   Companhia Vale do Rio Doce
                                                               (Preference 'A' Shares) (a)...................       490,100
                                                     5,400   Usinas Siderurgicas de Minas Gerais SA
                                                               (Preference 'A' Shares).......................       307,652
                                                                                                                 ----------
                                                                                                                    797,752
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable          27,300   Petroleo Brasileiro SA (a)......................     3,135,591
                     Fuels--1.0%
                     ------------------------------------------------------------------------------------------------------
                     Road & Rail--0.1%              26,000   All America Latina Logistica SA.................       353,945
                     ------------------------------------------------------------------------------------------------------
                     Software--0.1%                 16,700   Datasul.........................................       216,433
                     ------------------------------------------------------------------------------------------------------
                     Water Utilities--0.1%          12,200   Companhia de Saneamento de Minas Gerais.........       182,779
                     ------------------------------------------------------------------------------------------------------
                     Wireless Telecommunication     43,500   Vivo Participacoes SA (a).......................       217,935
                     Services--0.1%
----------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Brazil                        6,457,327
----------------------------------------------------------------------------------------------------------------------------
Canada--1.2%         Communications                 13,400   Nortel Networks Corp. (f).......................       322,270
                     Equipment--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Diversified                       300   BCE, Inc........................................        11,337
                     Telecommunication
                     Services--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Food Products--0.0%            16,800   Saskatchewan Wheat Pool (f).....................       173,323
                     ------------------------------------------------------------------------------------------------------
                     Insurance--0.0%                   200   Sun Life Financial, Inc.........................         9,550
                     ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

                                                    Shares
Country              Industry                        Held                      Common Stocks                        Value
---------------------------------------------------------------------------------------------------------------------------
Canada               Metals & Mining--0.4%          40,400   Alamos Gold, Inc. (f)...........................    $  208,590
(concluded)                                          7,594   Barrick Gold Corp...............................       220,758
                                                    60,950   Kinross Gold Corp. (f)..........................       708,914
                                                    60,000   Peak Gold Ltd. (f)..............................        37,174
                                                                                                                 ----------
                                                                                                                  1,175,436
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable           2,500   Canadian Natural Resources Ltd..................       165,875
                     Fuels--0.3%                     6,800   Petro-Canada Inc................................       362,262
                                                     4,300   Suncor Energy, Inc. (a).........................       386,656
                                                     5,400   Talisman Energy, Inc............................       104,426
                                                                                                                 ----------
                                                                                                                  1,019,219
                     ------------------------------------------------------------------------------------------------------
                     Road & Rail--0.4%              12,000   Canadian Pacific Railway Ltd....................       828,763
                                                     5,300   Canadian Pacific Railway Ltd. (USD).............       364,746
                                                                                                                 ----------
                                                                                                                  1,193,509
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Canada                        3,904,644
---------------------------------------------------------------------------------------------------------------------------
Chile--0.1%          Commercial Banks--0.1%          6,200   Banco Santander Chile SA (a)....................       307,148
                     ------------------------------------------------------------------------------------------------------
                     Electric Utilities--0.0%        7,900   Enersis SA (a)..................................       158,395
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Chile                           465,543
---------------------------------------------------------------------------------------------------------------------------
China--2.1%          Automobiles--0.0%             200,000   Denway Motors Ltd...............................        94,635
                     ------------------------------------------------------------------------------------------------------
                     Diversified                     6,700   China Communications Services Corp. Ltd. (f)....         4,947
                     Telecommunication
                     Services--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Electrical Equipment--0.1%    540,000   Shanghai Electric Group Corp....................       243,264
                     ------------------------------------------------------------------------------------------------------
                     Food Products--0.1%           470,400   Chaoda Modern Agriculture Holdings Ltd..........       363,560
                     ------------------------------------------------------------------------------------------------------
                     Industrial                    539,426   Beijing Enterprises Holdings Ltd................     2,047,219
                     Conglomerates--0.8%            55,200   Shanghai Industrial Holdings Ltd................       211,758
                                                   345,000   Tianjin Development Holdings Ltd................       375,585
                                                                                                                 ----------
                                                                                                                  2,634,562
                     ------------------------------------------------------------------------------------------------------
                     Insurance--0.2%                 4,033   China Life Insurance Co. Ltd. (a)...............       216,451
                                                    33,000   Ping An Insurance Group Co. of China Ltd........       233,124
                                                                                                                 ----------
                                                                                                                    449,575
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable         378,200   China Shenhua Energy Co. Ltd. Class H...........     1,319,677
                     Fuels--0.7%                   666,400   Yanzhou Coal Mining Co. Ltd.....................     1,014,563
                                                                                                                 ----------
                                                                                                                  2,334,240
                     ------------------------------------------------------------------------------------------------------
                     Transportation                 98,300   Hainan Meilan International Airport Co., Ltd. (f)      100,300
                     Infrastructure--0.1%           88,000   Jiangsu Express.................................        88,904
                                                   393,200   Xiamen International Port Co. Ltd...............       155,846
                                                                                                                 ----------
                                                                                                                    345,050
                     ------------------------------------------------------------------------------------------------------
                     Wireless                       28,000   China Mobile Ltd................................       301,253
                     Telecommunication
                     Services--0.1%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in China                         6,771,086
---------------------------------------------------------------------------------------------------------------------------
Denmark--0.2%        Commercial Banks--0.2%         11,252   Danske Bank A/S.................................       460,119
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Denmark                         460,119
---------------------------------------------------------------------------------------------------------------------------
Finland--0.1%        Electric Utilities--0.1%       14,624   Fortum Oyj......................................       456,963
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Finland                         456,963
---------------------------------------------------------------------------------------------------------------------------
France--1.9%         Aerospace & Defense--0.1%      12,000   European Aeronautic Defense and Space Co........       389,445
                     ------------------------------------------------------------------------------------------------------
                     Automobiles--0.3%               5,122   Renault SA......................................       821,513
                     ------------------------------------------------------------------------------------------------------
                     Commercial Banks--0.2%          3,724   Societe Generale................................       689,977
                     ------------------------------------------------------------------------------------------------------
                     Diversified                    17,500   France Telecom SA...............................       479,963
                     Telecommunication
                     Services--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Electric Utilities--0.2%        6,541   Electricite de France SA........................       706,972
                     ------------------------------------------------------------------------------------------------------
                     Insurance--0.2%                15,784   AXA SA..........................................       678,486
                     ------------------------------------------------------------------------------------------------------
                     Machinery--0.2%                 1,773   Vallourec SA....................................       566,874
                     ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

                                                    Shares
Country              Industry                        Held                      Common Stocks                        Value
---------------------------------------------------------------------------------------------------------------------------
France               Oil, Gas & Consumable          12,269   Total SA........................................    $  994,749
(concluded)          Fuels--0.5%                     7,000   Total SA (a)....................................       566,860
                                                                                                                 ----------
                                                                                                                  1,561,609
                     ------------------------------------------------------------------------------------------------------
                     Pharmaceuticals--0.1%           3,015   Sanofi-Aventis SA...............................       243,574
                     ------------------------------------------------------------------------------------------------------
                     Software--0.0%                182,400   Infogrames Entertainment SA (f).................        56,780
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in France                        6,195,193
---------------------------------------------------------------------------------------------------------------------------
Germany--2.0%        Air Freight & Logistics--0.2%  17,538   Deutsche Post AG................................       569,857
                     ------------------------------------------------------------------------------------------------------
                     Automobiles--0.4%               7,837   Bayerische Motoren Werke AG.....................       508,077
                                                     7,570   DaimlerChrysler AG..............................       700,316
                                                                                                                 ----------
                                                                                                                  1,208,393
                     ------------------------------------------------------------------------------------------------------
                     Chemicals--0.3%                10,970   Bayer AG........................................       830,623
                     ------------------------------------------------------------------------------------------------------
                     Diversified                    36,268   Deutsche Telekom AG.............................       670,415
                     Telecommunication
                     Services--0.2%
                     ------------------------------------------------------------------------------------------------------
                     Electric Utilities--0.2%        3,679   E.ON AG.........................................       617,735
                     ------------------------------------------------------------------------------------------------------
                     Industrial                      6,596   Siemens AG......................................       949,190
                     Conglomerates--0.3%
                     ------------------------------------------------------------------------------------------------------
                     Insurance--0.2%                 3,269   Allianz AG Registered Shares....................       766,695
                     ------------------------------------------------------------------------------------------------------
                     Multi-Utilities--0.2%           6,005   RWE AG..........................................       640,906
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Germany                       6,253,814
---------------------------------------------------------------------------------------------------------------------------
Hong Kong--0.8%      Commercial Banks--0.1%         16,900   HSBC Holdings Plc Hong Kong Registered..........       309,040
                     ------------------------------------------------------------------------------------------------------
                     Computers &                   419,000   Lenovo Group Ltd................................       247,113
                     Peripherals--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Electric Utilities--0.1%       75,500   Cheung Kong Infrastructure Holdings Ltd.........       278,575
                     ------------------------------------------------------------------------------------------------------
                     Industrial                     59,000   Hutchison Whampoa Ltd...........................       585,696
                     Conglomerates--0.2%
                     ------------------------------------------------------------------------------------------------------
                     Real Estate Management         30,000   Cheung Kong Holdings Ltd........................       393,107
                     & Development--0.3%            33,300   Sun Hung Kai Properties Ltd.....................       400,687
                                                    70,000   Wharf Holdings Ltd..............................       279,574
                                                                                                                 ----------
                                                                                                                  1,073,368
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Hong Kong                     2,493,792
---------------------------------------------------------------------------------------------------------------------------
Hungary--0.2%        Oil, Gas & Consumable           3,345   Mol Magyar Olaj- es Gazipari Rt.................       504,015
                     Fuels--0.2%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Hungary                         504,015
---------------------------------------------------------------------------------------------------------------------------
India--2.3%          Automobiles--0.1%               2,700   Bajaj Auto Ltd..................................       142,076
                                                    14,518   Tata Motors Ltd.................................       239,109
                                                                                                                 ----------
                                                                                                                    381,185
                     ------------------------------------------------------------------------------------------------------
                     Commercial Banks--0.2%         16,000   Karnataka Bank Ltd..............................        68,788
                                                    11,700   State Bank of India Ltd.........................       439,021
                                                                                                                 ----------
                                                                                                                    507,809
                     ------------------------------------------------------------------------------------------------------
                     Construction &                  3,300   Larsen & Toubro Ltd.............................       178,310
                     Engineering--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Construction Materials--0.1%   82,325   Gujarat Ambuja Cements Ltd......................       252,193
                     ------------------------------------------------------------------------------------------------------
                     Diversified Financial           3,990   Reliance Capital Ltd............................       106,820
                     Services--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Electric Utilities--0.0%        5,557   Reliance Energy Ltd.............................        83,739
                     ------------------------------------------------------------------------------------------------------
                     Household Products--0.0%        7,000   Hindustan Lever Ltd.............................        32,489
                     ------------------------------------------------------------------------------------------------------
                     IT Services--0.1%               7,000   Infosys Technologies Ltd........................       331,286
                     ------------------------------------------------------------------------------------------------------
                     Independent Power Producers    98,500   Reliance Natural Resources Ltd. (f).............        94,278
                     & Energy Traders--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Media--0.3%                    63,405   Wire and Wireless India Ltd. (f)................        98,965
                                                    57,331   Zee News Ltd. (f)...............................        64,683
                                                   101,811   Zee Telefilms Ltd...............................       743,758
                                                                                                                 ----------
                                                                                                                    907,406
                     ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

Country              Industry                        Held                      Common Stocks                        Value
---------------------------------------------------------------------------------------------------------------------------
India                Oil, Gas & Consumable           5,700   Hindustan Petroleum Corp........................    $   37,863
(concluded)          Fuels--1.0%                    72,700   Reliance Industries Ltd.........................     3,043,171
                                                                                                                 ----------
                                                                                                                  3,081,034
                     ------------------------------------------------------------------------------------------------------
                     Pharmaceuticals--0.0%           4,300   Wockhardt Ltd...................................        40,727
                     ------------------------------------------------------------------------------------------------------
                     Road & Rail--0.1%               7,500   Container Corp. of India........................       428,424
                     ------------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage              9,000   Housing Development Finance Corp................       449,361
                     Finance--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Wireless                       38,000   Reliance Communication Ventures Ltd.............       482,292
                     Telecommunication
                     Services--0.2%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in India                         7,357,353
---------------------------------------------------------------------------------------------------------------------------
Ireland--0.3%        Commercial Banks--0.1%         15,248   Allied Irish Banks Plc..........................       416,528
                     ------------------------------------------------------------------------------------------------------
                     Construction Materials--0.2%   11,557   CRH Plc.........................................       571,138
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Ireland                         987,666
---------------------------------------------------------------------------------------------------------------------------
Israel--0.3%         Communications                 76,300   ECI Telecom Ltd. (a)(f).........................       698,145
                     Equipment--0.2%
                     ------------------------------------------------------------------------------------------------------
                     Pharmaceuticals--0.1%           5,034   Teva Pharmaceutical Industries Ltd. (a).........       207,653
                     ------------------------------------------------------------------------------------------------------
                     Software--0.0%                  4,906   Ectel Ltd. (a)(f)...............................        16,043
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Israel                          921,841
---------------------------------------------------------------------------------------------------------------------------
Italy--0.6%          Commercial Banks--0.4%         75,514   Banca Intesa SpA................................       563,013
                                                    67,182   UniCredito Italiano SpA.........................       599,953
                                                                                                                 ----------
                                                                                                                  1,162,966
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable          20,578   Eni SpA.........................................       746,105
                     Fuels--0.2%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Italy                         1,909,071
---------------------------------------------------------------------------------------------------------------------------
Japan--6.8%          Auto Components--0.1%           9,500   Toyota Industries Corp..........................       441,399
                     ------------------------------------------------------------------------------------------------------
                     Automobiles--0.4%               5,400   Honda Motor Co., Ltd............................       196,086
                                                    35,000   Suzuki Motor Corp...............................       993,930
                                                                                                                 ----------
                                                                                                                  1,190,016
                     ------------------------------------------------------------------------------------------------------
                     Beverages--0.4%                24,018   Coca-Cola West Holdings Co., Ltd................       557,875
                                                     7,000   Hokkaido Coca-Cola Bottling Co., Ltd............        40,882
                                                    21,600   Kirin Holdings Co., Ltd.........................       323,102
                                                    23,000   Mikuni Coca-Cola Bottling Co., Ltd..............       238,532
                                                                                                                 ----------
                                                                                                                  1,160,391
                     ------------------------------------------------------------------------------------------------------
                     Building Products--0.1%        23,000   Asahi Glass Co., Ltd............................       310,119
                                                     2,100   Daikin Industries Ltd...........................        76,488
                                                                                                                 ----------
                                                                                                                    386,607
                     ------------------------------------------------------------------------------------------------------
                     Capital Markets--0.0%           8,000   Nomura Holdings, Inc............................       155,387
                     ------------------------------------------------------------------------------------------------------
                     Chemicals--0.5%                44,400   Mitsubishi Rayon Co., Ltd.......................       316,253
                                                     9,300   Shin-Etsu Chemical Co., Ltd.....................       663,998
                                                    68,000   Sumitomo Chemical Co., Ltd......................       456,308
                                                                                                                 ----------
                                                                                                                  1,436,559
                     ------------------------------------------------------------------------------------------------------
                     Commercial Banks--0.3%         19,833   The Bank of Yokohama Ltd........................       138,906
                                                    40,497   Fukuoka Financial Group, Inc....................       267,732
                                                    53,900   Shinsei Bank Ltd................................       217,839
                                                        35   Sumitomo Mitsui Financial Group, Inc............       326,284
                                                                                                                 ----------
                                                                                                                    950,761
                     ------------------------------------------------------------------------------------------------------
                     Construction &                 25,500   JGC Corp........................................       477,834
                     Engineering--0.4%              20,000   Kinden Corp.....................................       173,651
                                                    69,200   Okumura Corp....................................       354,148
                                                    29,400   Toda Corp.......................................       156,310
                                                                                                                 ----------
                                                                                                                  1,161,943
                     ------------------------------------------------------------------------------------------------------
                     Consumer Finance--0.1%          9,600   Credit Saison Co., Ltd..........................       249,864
                     ------------------------------------------------------------------------------------------------------
                     Diversified Financial             860   NCB Holdings Ltd. (f)...........................        81,700
                     Services--0.4%                 48,400   RHJ International Ltd. (f)......................       956,405
                                                    18,600   RHJ International Ltd. (a)(e)(f)................       367,544
                                                                                                                 ----------
                                                                                                                  1,405,649
                     ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

                                                    Shares
Country              Industry                        Held                      Common Stocks                        Value
---------------------------------------------------------------------------------------------------------------------------
Japan                Electronic Equipment &          6,500   Murata Manufacturing Co., Ltd...................    $  489,063
(concluded)          Instruments--0.2%
                     ------------------------------------------------------------------------------------------------------
                     Food & Staples                  4,500   Ministop Co., Ltd...............................        86,626
                     Retailing--0.2%                18,600   Seven & I Holdings Co. Ltd......................       531,688
                                                                                                                 ----------
                                                                                                                    618,314
                     ------------------------------------------------------------------------------------------------------
                     Food Products--0.1%            28,000   Ajinomoto Co., Inc..............................       322,510
                                                     6,000   House Foods Corp................................        92,093
                                                                                                                 ----------
                                                                                                                    414,603
                     ------------------------------------------------------------------------------------------------------
                     Gas Utilities--0.2%           110,000   Tokyo Gas Co., Ltd..............................       521,602
                     ------------------------------------------------------------------------------------------------------
                     Household Durables--0.1%        3,800   Rinnai Corp.....................................       118,477
                                                    18,000   Sekisui House Ltd...............................       239,932
                                                                                                                 ----------
                                                                                                                    358,409
                     ------------------------------------------------------------------------------------------------------
                     Insurance--1.6%               130,000   Aioi Insurance Co., Ltd.........................       845,672
                                                    43,000   Millea Holdings, Inc............................     1,767,827
                                                   115,000   Mitsui Sumitomo Insurance Co., Ltd..............     1,475,420
                                                   116,700   Nipponkoa Insurance Co., Ltd....................     1,050,527
                                                                                                                 ----------
                                                                                                                  5,139,446
                     ------------------------------------------------------------------------------------------------------
                     Machinery--0.1%                34,500   Kubota Corp.....................................       278,877
                                                       900   Tadano Ltd......................................        13,412
                                                                                                                 ----------
                                                                                                                    292,289
                     ------------------------------------------------------------------------------------------------------
                     Media--0.1%                    23,700   Toho Co., Ltd...................................       429,169
                     ------------------------------------------------------------------------------------------------------
                     Office Electronics--0.2%       12,450   Canon, Inc......................................       730,106
                     ------------------------------------------------------------------------------------------------------
                     Pharmaceuticals--0.4%          15,500   Takeda Pharmaceutical Co., Ltd..................     1,001,322
                                                    21,000   Tanabe Seiyaku Co., Ltd.........................       249,685
                                                                                                                 ----------
                                                                                                                  1,251,007
                     ------------------------------------------------------------------------------------------------------
                     Real Estate Management            105   Marco Polo Investment Holdings Ltd. (f).........        88,200
                     & Development--0.2%               240   NTT Urban Development Co........................       464,721
                                                                                                                 ----------
                                                                                                                    552,921
                     ------------------------------------------------------------------------------------------------------
                     Road & Rail--0.1%                  55   East Japan Railway Co...........................       423,787
                     ------------------------------------------------------------------------------------------------------
                     Specialty Retail--0.0%            400   Shimachu Co., Ltd...............................        10,756
                     ------------------------------------------------------------------------------------------------------
                     Tobacco--0.1%                      75   Japan Tobacco, Inc..............................       369,693
                     ------------------------------------------------------------------------------------------------------
                     Trading Companies &            29,000   Mitsubishi Corp.................................       759,859
                     Distributors--0.2%
                     ------------------------------------------------------------------------------------------------------
                     Wireless Telecommunication        530   NTT DoCoMo, Inc.................................       838,247
                     Services--0.3%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Japan                        21,737,847
---------------------------------------------------------------------------------------------------------------------------
Malaysia--0.5%       Diversified                    55,000   Telekom Malaysia Bhd............................       164,325
                     Telecommunication
                     Services--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Electric Utilities--0.2%      193,487   Tenaga Nasional Bhd.............................       639,996
                     ------------------------------------------------------------------------------------------------------
                     Food Products--0.2%           416,363   IOI Corp. Bhd...................................       628,375
                     ------------------------------------------------------------------------------------------------------
                     Tobacco--0.1%                  16,500   British American Tobacco Malaysia Bhd...........       215,051
                     ------------------------------------------------------------------------------------------------------
                     Transportation                 76,400   PLUS Expressways Bhd............................        70,944
                     Infrastructure--0.0%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Malaysia                      1,718,691
---------------------------------------------------------------------------------------------------------------------------
Mexico--0.3%         Beverages--0.1%                10,200   Fomento Economico Mexicano, SA de CV (a)........       401,064
                     ------------------------------------------------------------------------------------------------------
                     Media--0.2%                    23,700   Grupo Televisa, SA (a)..........................       654,357
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Mexico                        1,055,421
---------------------------------------------------------------------------------------------------------------------------
Netherlands--0.2%    Metals & Mining--0.2%           8,848   Arcelor Mittal..................................       552,582
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in the Netherlands                 552,582
---------------------------------------------------------------------------------------------------------------------------
New Zealand--0.1%    Diversified                    46,000   Telecom Corp. of New Zealand Ltd................       161,349
                     Telecommunication
                     Services--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Electric Utilities--0.0%       22,700   Contact Energy Ltd..............................       157,626
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in New Zealand                     318,975
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

                                                    Shares
Country              Industry                        Held                      Common Stocks                        Value
---------------------------------------------------------------------------------------------------------------------------
Norway--0.4%         Diversified                     6,700   Telenor ASA.....................................    $  130,964
                     Telecommunication
                     Services--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Industrial                     26,471   Orkla ASA.......................................       499,108
                     Conglomerates--0.2%
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable          23,993   Statoil ASA.....................................       744,402
                     Fuels--0.2%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Norway                        1,374,474
---------------------------------------------------------------------------------------------------------------------------
Peru--0.0%           Metals & Mining--0.0%           1,500   Southern Copper Corp............................       141,390
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Peru                            141,390
---------------------------------------------------------------------------------------------------------------------------
Singapore--1.3%      Commercial Banks--0.1%         54,400   Oversea-Chinese Banking Corp....................       325,203
                     ------------------------------------------------------------------------------------------------------
                     Diversified                   401,200   Singapore Telecommunications Ltd................       892,278
                     Telecommunication
                     Services--0.3%
                     ------------------------------------------------------------------------------------------------------
                     Health Care Providers &       157,500   Parkway Holdings Ltd............................       412,342
                     Services--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Industrial                    117,500   Fraser and Neave Ltd............................       418,845
                     Conglomerates--0.5%           128,000   Keppel Corp. Ltd................................     1,047,109
                                                                                                                 ----------
                                                                                                                  1,465,954
                     ------------------------------------------------------------------------------------------------------
                     Real Estate Management &       99,200   CapitaLand Ltd..................................       525,569
                     Development--0.2%              47,700   Keppel Land Ltd.................................       273,376
                                                                                                                 ----------
                                                                                                                    798,945
                     ------------------------------------------------------------------------------------------------------
                     Trading Companies &            77,050   Noble Group Ltd.................................        86,795
                     Distributors--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Wireless Telecommunication    194,400   MobileOne Ltd...................................       279,452
                     Services--0.1%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Singapore                     4,260,969
---------------------------------------------------------------------------------------------------------------------------
South Africa--0.1%   Metals & Mining--0.1%          10,600   Gold Fields Ltd. (a)............................       166,420
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable           2,900   Sasol Ltd.......................................       108,877
                     Fuels--0.0%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in South Africa                    275,297
---------------------------------------------------------------------------------------------------------------------------
South Korea--2.2%    Chemicals--0.1%                 9,900   Samsung Fine Chemicals Co., Ltd.................       384,001
                     ------------------------------------------------------------------------------------------------------
                     Commercial Banks--0.3%          8,600   Daegu Bank......................................       150,413
                                                     3,300   Hana Financial Group, Inc.......................       160,610
                                                     4,000   Kookmin Bank....................................       350,835
                                                    11,200   Pusan Bank......................................       161,500
                                                                                                                 ----------
                                                                                                                    823,358
                     ------------------------------------------------------------------------------------------------------
                     Diversified                    36,000   KT Corp. (a)....................................       844,560
                     Telecommunication
                     Services--0.3%
                     ------------------------------------------------------------------------------------------------------
                     Electric Utilities--0.2%       11,600   Korea Electric Power Corp.......................       512,370
                     ------------------------------------------------------------------------------------------------------
                     Electrical Equipment--0.1%      6,400   LS Cable Ltd....................................       448,332
                     ------------------------------------------------------------------------------------------------------
                     Electronic Equipment &          9,000   Fine DNC Co., Ltd...............................        48,612
                     Instruments--0.0%               8,100   Interflex Co., Ltd..............................        52,232
                                                                                                                 ----------
                                                                                                                    100,844
                     ------------------------------------------------------------------------------------------------------
                     Food Products--0.2%             3,900   CJ Corp.........................................       472,192
                                                       400   Nong Shim Co., Ltd..............................       113,666
                                                                                                                 ----------
                                                                                                                    585,858
                     ------------------------------------------------------------------------------------------------------
                     Hotels, Restaurants &          37,132   Paradise Co. Ltd................................       159,093
                     Leisure--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Insurance--0.2%                 6,300   Dongbu Insurance Co., Ltd.......................       210,826
                                                    21,500   Korean Reinsurance Co...........................       335,052
                                                    22,100   Meritz Fire & Marine Insurance Co. Ltd..........       215,392
                                                                                                                 ----------
                                                                                                                    761,270
                     ------------------------------------------------------------------------------------------------------
                     Metals & Mining--0.4%          10,500   POSCO (a).......................................     1,260,000
                     ------------------------------------------------------------------------------------------------------
                     Multiline Retail--0.0%          3,500   Lotte Shopping Co. (a)(e).......................        68,189
                     ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

                                                    Shares
Country              Industry                        Held                      Common Stocks                        Value
---------------------------------------------------------------------------------------------------------------------------
South Korea          Textiles, Apparel & Luxury      4,500   Cheil Industries, Inc...........................   $   215,830
(concluded)          Goods--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Tobacco--0.2%                   8,800   KT&G Corp.......................................       619,059
                     ------------------------------------------------------------------------------------------------------
                     Wireless Telecommunication      1,300   SK Telecom Co., Ltd.............................       299,251
                     Services--0.1%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in South Korea                   7,082,015
---------------------------------------------------------------------------------------------------------------------------
Spain--0.5%          Commercial Banks--0.4%         26,234   Banco Bilbao Vizcaya Argentaria SA..............       641,550
                                                    39,307   Banco Santander Central Hispano SA..............       722,541
                                                                                                                -----------
                                                                                                                  1,364,091
                     ------------------------------------------------------------------------------------------------------
                     Transportation                  8,925   Cintra Concesiones de Infraestructuras de
                     Infrastructure--0.1%                      Transporte SA.................................       141,798
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Spain                         1,505,889
---------------------------------------------------------------------------------------------------------------------------
Sweden--0.2%         Diversified Financial          24,831   Investor AB.....................................       640,967
                     Services--0.2%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Sweden                          640,967
---------------------------------------------------------------------------------------------------------------------------
Switzerland--1.2%    Capital Markets--0.4%           8,973   Credit Suisse Group.............................       637,003
                                                    10,483   UBS AG..........................................       626,929
                                                                                                                -----------
                                                                                                                  1,263,932
                     ------------------------------------------------------------------------------------------------------
                     Food Products--0.3%             2,753   Nestle SA Registered Shares.....................     1,046,067
                     ------------------------------------------------------------------------------------------------------
                     Insurance--0.1%                 4,223   Swiss Reinsurance Registered Shares.............       385,138
                     ------------------------------------------------------------------------------------------------------
                     Pharmaceuticals--0.4%           2,600   Novartis AG (a).................................       145,782
                                                    16,175   Novartis AG Registered Shares...................       908,074
                                                                                                                -----------
                                                                                                                  1,053,856
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Switzerland                   3,748,993
---------------------------------------------------------------------------------------------------------------------------
Taiwan--0.9%         Commercial Banks--0.1%        264,300   Chinatrust Financial Holding Co.................       205,873
                                                   289,730   SinoPac Financial Holdings Co., Ltd.............       138,288
                                                   228,908   Taishin Financial Holdings Co., Ltd. (f)........       126,314
                                                                                                                -----------
                                                                                                                    470,475
                     ------------------------------------------------------------------------------------------------------
                     Construction Materials--0.2%  459,450   Taiwan Cement Corp..............................       532,301
                     ------------------------------------------------------------------------------------------------------
                     Diversified Financial         199,000   Fubon Financial Holding Co. Ltd.................       181,648
                     Services--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Diversified                    71,220   Chunghwa Telecom Co. Ltd........................       135,481
                     Telecommunication              36,270   Chunghwa Telecom Co. Ltd. (a)...................       684,052
                     Services--0.3%                                                                             -----------
                                                                                                                    819,533
                     ------------------------------------------------------------------------------------------------------
                     Electronic Equipment &        127,332   Delta Electronics, Inc..........................       501,298
                     Instruments--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Insurance--0.1%               150,413   Cathay Financial Holding Co., Ltd...............       359,060
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Taiwan                        2,864,315
---------------------------------------------------------------------------------------------------------------------------
Thailand--0.6%       Commercial Banks--0.2%        219,100   Siam Commercial Bank PCL........................       463,267
                     ------------------------------------------------------------------------------------------------------
                     Construction Materials--0.1%   41,200   Siam Cement PCL Foreign Shares..................       319,906
                     ------------------------------------------------------------------------------------------------------
                     Electronic Equipment &        171,000   Hana Microelectronics PCL.......................       139,920
                     Instruments--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Food Products--0.0%            87,000   Thai Union Frozen Products PCL Foreign Shares...        62,277
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable         108,000   PTT Exploration & Production PCL................       337,842
                     Fuels--0.3%                    73,000   PTT PCL.........................................       570,891
                                                                                                                -----------
                                                                                                                    908,733
                     ------------------------------------------------------------------------------------------------------
                     Transportation                 34,700   Airports of Thailand PCL........................        59,299
                     Infrastructure--0.0%           99,000   Bangkok Expressway PCL Foreign Shares...........        67,673
                                                                                                                -----------
                                                                                                                    126,972
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Thailand                      2,021,075
---------------------------------------------------------------------------------------------------------------------------
United               Aerospace & Defense--0.2%      65,337   BAE Systems Plc.................................       527,236
Kingdom--3.3%        ------------------------------------------------------------------------------------------------------
                     Beverages--0.2%                 6,200   Diageo Plc (a)..................................       516,522
                     ------------------------------------------------------------------------------------------------------
                     Commercial Banks--0.3%         29,740   Barclays Plc....................................       413,770
                                                    30,781   HBOS Plc........................................       605,441
                                                                                                                -----------
                                                                                                                  1,019,211
                     ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

                                                    Shares
Country              Industry                        Held                      Common Stocks                        Value
---------------------------------------------------------------------------------------------------------------------------
United Kingdom       Diversified Financial         120,714   Guinness Peat Group Plc.........................    $  191,617
(concluded)          Services--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Food Products--0.5%            14,600   Cadbury Schweppes Plc (a).......................       792,780
                                                    16,300   Premier Foods Plc...............................        94,265
                                                    24,402   Unilever Plc....................................       787,937
                                                                                                                 ----------
                                                                                                                  1,674,982
                     ------------------------------------------------------------------------------------------------------
                     Insurance--0.3%                26,530   Aviva Plc.......................................       393,831
                                                    36,530   Prudential Plc..................................       519,979
                                                                                                                 ----------
                                                                                                                    913,810
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable           2,000   BP Plc (a)......................................       144,280
                     Fuels--0.6%                     5,300   Royal Dutch Shell Plc (a).......................       430,360
                                                    30,140   Royal Dutch Shell Plc Class B...................     1,256,416
                                                                                                                 ----------
                                                                                                                  1,831,056
                     ------------------------------------------------------------------------------------------------------
                     Pharmaceuticals--0.2%          30,629   GlaxoSmithKline Plc.............................       797,885
                     ------------------------------------------------------------------------------------------------------
                     Specialty Retail--0.1%         47,711   Kesa Electricals Plc............................       299,382
                     ------------------------------------------------------------------------------------------------------
                     Tobacco--0.2%                  18,264   British American Tobacco Plc....................       622,902
                     ------------------------------------------------------------------------------------------------------
                     Wireless Telecommunication    451,663   Vodafone Group Plc..............................     1,513,438
                     Services--0.6%                 17,622   Vodafone Group Plc (a)..........................       592,628
                                                                                                                 ----------
                                                                                                                  2,106,066
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in the United Kingdom           10,500,669
---------------------------------------------------------------------------------------------------------------------------
United               Aerospace & Defense--0.1%         100   Boeing Co.......................................         9,616
States--24.1%                                        1,800   General Dynamics Corp...........................       140,796
                                                       200   Honeywell International, Inc....................        11,256
                                                       100   L-3 Communications Holdings, Inc................         9,739
                                                       100   Lockheed Martin Corp............................         9,413
                                                       100   Northrop Grumman Corp...........................         7,787
                                                       200   Raytheon Co.....................................        10,778
                                                     5,100   Spirit Aerosystems Holdings, Inc. Class A (f)...       183,855
                                                                                                                 ----------
                                                                                                                    383,240
                     ------------------------------------------------------------------------------------------------------
                     Air Freight & Logistics--0.0%     800   FedEx Corp......................................        88,776
                     ------------------------------------------------------------------------------------------------------
                     Airlines--0.0%                    200   AMR Corp. (f)...................................         5,270
                                                       200   Continental Airlines, Inc. Class B (f)..........         6,774
                                                                                                                 ----------
                                                                                                                     12,044
                     ------------------------------------------------------------------------------------------------------
                     Auto Components--0.0%             100   Johnson Controls, Inc...........................        11,577
                     ------------------------------------------------------------------------------------------------------
                     Automobiles--0.1%               4,300   General Motors Corp.............................       162,540
                     ------------------------------------------------------------------------------------------------------
                     Beverages--0.2%                 8,400   The Coca-Cola Co................................       439,404
                                                     6,100   Constellation Brands, Inc. Class A (f)..........       148,108
                                                       400   Pepsi Bottling Group, Inc.......................        13,472
                                                     2,900   PepsiAmericas, Inc..............................        71,224
                                                                                                                 ----------
                                                                                                                    672,208
                     ------------------------------------------------------------------------------------------------------
                     Biotechnology--0.0%             7,300   Senomyx, Inc. (f)...............................        98,550
                     ------------------------------------------------------------------------------------------------------
                     Building Products--0.0%           200   American Standard Cos., Inc.....................        11,796
                     ------------------------------------------------------------------------------------------------------
                     Capital Markets--0.5%             200   American Capital Strategies Ltd.................         8,504
                                                       200   Ameriprise Financial, Inc.......................        12,714
                                                    13,900   The Bank of New York Co., Inc...................       576,016
                                                       100   The Bear Stearns Cos., Inc......................        14,000
                                                     6,400   Blackstone Group LP (f).........................       187,328
                                                       100   The Goldman Sachs Group, Inc....................        21,675
                                                       700   Mellon Financial Corp...........................        30,800
                                                       100   Morgan Stanley..................................         8,388
                                                     8,800   Northern Trust Corp.............................       565,312
                                                     1,400   State Street Corp...............................        95,760
                                                                                                                 ----------
                                                                                                                  1,520,497
                     ------------------------------------------------------------------------------------------------------
                     Chemicals--0.1%                   300   Albemarle Corp..................................        11,559
                                                       400   Celanese Corp. Series A.........................        15,512
                                                     3,850   E.I. du Pont de Nemours & Co....................       195,734
                                                       200   Lubrizol Corp...................................        12,910
                                                                                                                 ----------
                                                                                                                    235,715
                     ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

                                                    Shares
Country              Industry                        Held                      Common Stocks                        Value
---------------------------------------------------------------------------------------------------------------------------
United States        Commercial Banks--0.1%          1,100   Wachovia Corp...................................    $   56,375
(continued)                                          4,400   Wells Fargo & Co................................       154,748
                                                                                                                 ----------
                                                                                                                    211,123
                     ------------------------------------------------------------------------------------------------------
                     Commercial Services &             100   Manpower, Inc...................................         9,224
                     Supplies--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Communications                118,100   3Com Corp. (f)..................................       487,753
                     Equipment--1.5%                   700   Avaya, Inc. (f).................................        11,788
                                                    21,900   Ciena Corp. (f).................................       791,247
                                                    49,300   Cisco Systems, Inc. (f).........................     1,373,005
                                                    44,600   Comverse Technology, Inc. (f)...................       929,910
                                                    14,300   Extreme Networks, Inc. (f)......................        57,915
                                                     4,737   JDS Uniphase Corp. (f)..........................        63,618
                                                    25,100   Motorola, Inc...................................       444,270
                                                    16,500   QUALCOMM, Inc...................................       715,935
                                                     5,100   Tellabs, Inc. (f)...............................        54,876
                                                                                                                 ----------
                                                                                                                  4,930,317
                     ------------------------------------------------------------------------------------------------------
                     Computers &                    10,800   Apple Computer, Inc. (f)........................     1,318,032
                     Peripherals--1.1%               8,971   Hewlett-Packard Co..............................       400,286
                                                    12,600   International Business Machines Corp............     1,326,150
                                                       200   Lexmark International, Inc. Class A (f).........         9,862
                                                       200   NCR Corp. (f)...................................        10,508
                                                    66,950   Sun Microsystems, Inc. (f)......................       352,157
                                                                                                                 ----------
                                                                                                                  3,416,995
                     ------------------------------------------------------------------------------------------------------
                     Construction &                 15,806   Foster Wheeler Ltd. (f).........................     1,691,084
                     Engineering--0.6%               4,526   KBR, Inc. (f)...................................       118,717
                                                                                                                 ----------
                                                                                                                  1,809,801
                     ------------------------------------------------------------------------------------------------------
                     Consumer Finance--0.1%          2,600   SLM Corp........................................       149,708
                     ------------------------------------------------------------------------------------------------------
                     Containers &                   10,600   Crown Holdings, Inc. (f)........................       264,682
                     Packaging--0.1%                   400   Sealed Air Corp.................................        12,408
                                                     9,800   Smurfit-Stone Container Corp. (f)...............       130,438
                                                       300   Sonoco Products Co..............................        12,843
                                                                                                                 ----------
                                                                                                                    420,371
                     ------------------------------------------------------------------------------------------------------
                     Distributors--0.0%                300   Genuine Parts Co................................        14,880
                     ------------------------------------------------------------------------------------------------------
                     Diversified Financial           8,100   Bank of America Corp............................       396,009
                     Services--0.7%                    200   CIT Group, Inc..................................        10,966
                                                    34,000   Citigroup, Inc..................................     1,743,860
                                                     3,400   JPMorgan Chase & Co.............................       164,730
                                                                                                                 ----------
                                                                                                                  2,315,565
                     ------------------------------------------------------------------------------------------------------
                     Diversified                    23,222   AT&T Inc........................................       963,713
                     Telecommunication                 200   CenturyTel, Inc.................................         9,810
                     Services--0.7%                    800   Citizens Communications Co......................        12,216
                                                     1,212   Embarq Corp.....................................        76,804
                                                     1,100   Qwest Communications International Inc. (f).....        10,670
                                                    27,000   Verizon Communications, Inc.....................     1,111,590
                                                     5,571   Windstream Corp.................................        82,228
                                                                                                                 ----------
                                                                                                                  2,267,031
                     ------------------------------------------------------------------------------------------------------
                     Electric Utilities--0.3%          200   Edison International............................        11,224
                                                     9,800   Mirant Corp. (f)................................       417,970
                                                    10,700   PPL Corp........................................       500,653
                                                                                                                 ----------
                                                                                                                    929,847
                     ------------------------------------------------------------------------------------------------------
                     Electronic Equipment &            300   Avnet, Inc. (f).................................        11,892
                     Instruments--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Energy Equipment &              1,600   Baker Hughes, Inc...............................       134,608
                     Services--1.3%                 11,600   Complete Production Services, Inc. (f)..........       299,860
                                                     4,000   ENSCO International, Inc........................       244,040
                                                     6,914   GlobalSantaFe Corp..............................       499,537
                                                    11,900   Grant Prideco, Inc. (f).........................       640,577
                                                     7,554   Halliburton Co..................................       260,613
                                                    12,500   Key Energy Services, Inc. (f)...................       231,625
                                                     3,200   National Oilwell Varco, Inc. (f)................       333,568
                                                     1,600   Noble Corp......................................       156,032

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

                                                    Shares
Country              Industry                        Held                      Common Stocks                        Value
---------------------------------------------------------------------------------------------------------------------------
United States        Energy Equipment &              7,450   Schlumberger Ltd................................    $  632,803
(continued)          Services                        7,300   Smith International, Inc........................       428,072
                     (concluded)                     2,050   Transocean, Inc. (f)............................       217,259
                                                     3,200   Weatherford International Ltd. (f)..............       176,768
                                                                                                                 ----------
                                                                                                                  4,255,362
                     ------------------------------------------------------------------------------------------------------
                     Food & Staples                  6,234   CVS Corp./Caremark Corp.........................       227,229
                     Retailing--0.2%                   400   The Kroger Co...................................        11,252
                                                     3,172   SUPERVALU INC...................................       146,927
                                                       300   Safeway, Inc....................................        10,209
                                                     2,900   Wal-Mart Stores, Inc............................       139,519
                                                                                                                 ----------
                                                                                                                    535,136
                     ------------------------------------------------------------------------------------------------------
                     Food Products--0.2%             8,200   ConAgra Foods, Inc..............................       220,252
                                                       200   Dean Foods Co...................................         6,374
                                                       200   General Mills, Inc..............................        11,684
                                                       200   H.J. Heinz Co...................................         9,494
                                                    10,998   Kraft Foods, Inc................................       387,679
                                                     6,100   Sara Lee Corp...................................       106,140
                                                       400   Tyson Foods, Inc. Class A.......................         9,216
                                                                                                                 ----------
                                                                                                                    750,839
                     ------------------------------------------------------------------------------------------------------
                     Gas Utilities--0.0%               200   Oneok, Inc......................................        10,082
                     ------------------------------------------------------------------------------------------------------
                     Health Care Equipment           1,400   Bausch & Lomb, Inc..............................        97,216
                     & Supplies--0.1%                4,500   Baxter International, Inc.......................       253,530
                                                     6,800   Boston Scientific Corp. (f).....................       104,312
                                                                                                                 ----------
                                                                                                                    455,058
                     ------------------------------------------------------------------------------------------------------
                     Health Care Providers           5,600   Aetna, Inc......................................       276,640
                     & Services--0.8%                2,500   AmerisourceBergen Corp..........................       123,675
                                                       200   Cigna Corp......................................        10,444
                                                       200   Coventry Health Care, Inc. (f)..................        11,530
                                                     1,600   DaVita, Inc. (f)................................        86,208
                                                       200   Health Net, Inc. (f)............................        10,560
                                                     5,120   HealthSouth Corp. (f)...........................        92,723
                                                     2,300   Humana, Inc. (f)................................       140,093
                                                     4,300   Manor Care, Inc.................................       280,747
                                                     2,800   McKesson Corp...................................       166,992
                                                     4,400   Medco Health Solutions, Inc. (f)................       343,156
                                                     5,700   Tenet Healthcare Corp. (f)......................        37,107
                                                     2,750   Triad Hospitals, Inc. (f).......................       147,840
                                                    10,100   UnitedHealth Group, Inc.........................       516,514
                                                     5,500   WellPoint, Inc. (f).............................       439,065
                                                                                                                 ----------
                                                                                                                  2,683,294
                     ------------------------------------------------------------------------------------------------------
                     Hotels, Restaurants &          10,400   McDonald's Corp.................................       527,904
                     Leisure--0.5%                  20,800   Panera Bread Co. Class A (f)....................       958,048
                                                                                                                 ----------
                                                                                                                  1,485,952
                     ------------------------------------------------------------------------------------------------------
                     Household Durables--0.0%          100   Black & Decker Corp.............................         8,831
                                                       200   Mohawk Industries, Inc. (f).....................        20,158
                                                                                                                 ----------
                                                                                                                     28,989
                     ------------------------------------------------------------------------------------------------------
                     Household Products--0.1%          100   Energizer Holdings, Inc. (f)....................         9,960
                                                     3,200   The Procter & Gamble Co.........................       195,808
                                                                                                                 ----------
                                                                                                                    205,768
                     ------------------------------------------------------------------------------------------------------
                     IT Services--0.0%                 300   Accenture Ltd. Class A..........................        12,867
                                                       400   Electronic Data Systems Corp....................        11,092
                                                       400   Total System Services, Inc......................        11,804
                                                                                                                 ----------
                                                                                                                     35,763
                     ------------------------------------------------------------------------------------------------------
                     Independent Power Producers     9,800   The AES Corp. (f)...............................       214,424
                     & Energy Traders--0.3%            100   Constellation Energy Group, Inc.................         8,717
                                                    16,832   Dynegy, Inc. Class A (f)........................       158,894
                                                       400   NRG Energy, Inc. (f)............................        16,628
                                                     6,300   TXU Corp........................................       423,990
                                                                                                                 ----------
                                                                                                                    822,653
                     ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

                                                    Shares
Country              Industry                        Held                      Common Stocks                        Value
---------------------------------------------------------------------------------------------------------------------------
United States        Industrial                    104,300   General Electric Co.............................   $ 3,992,604
(continued)          Conglomerates--1.5%            24,032   Tyco International Ltd. (f).....................       812,041
                                                                                                                -----------
                                                                                                                  4,804,645
                     ------------------------------------------------------------------------------------------------------
                     Insurance--2.5%                11,900   ACE Ltd.........................................       743,988
                                                       100   AMBAC Financial Group, Inc......................         8,719
                                                     4,600   The Allstate Corp...............................       282,946
                                                    33,700   American International Group, Inc...............     2,360,011
                                                     3,900   Assurant, Inc...................................       229,788
                                                       300   Axis Capital Holdings Ltd.......................        12,195
                                                     2,400   Bristol West Holdings, Inc......................        53,688
                                                       300   CNA Financial Corp..............................        14,307
                                                       200   Chubb Corp......................................        10,828
                                                     2,100   Darwin Professional Underwriters, Inc. (f)......        52,857
                                                    14,000   Endurance Specialty Holdings Ltd................       560,560
                                                       600   Everest Re Group Ltd............................        65,184
                                                       300   Genworth Financial, Inc. Class A................        10,320
                                                     3,300   Hartford Financial Services Group, Inc..........       325,083
                                                     7,700   IPC Holdings, Ltd...............................       248,633
                                                       200   Lincoln National Corp...........................        14,190
                                                       300   Loews Corp......................................        15,294
                                                       100   MBIA, Inc.......................................         6,222
                                                     4,200   Marsh & McLennan Cos., Inc......................       129,696
                                                     6,000   Platinum Underwriters Holdings Ltd..............       208,500
                                                     2,000   Prudential Financial, Inc.......................       194,460
                                                     3,900   RenaissanceRe Holdings Ltd......................       241,761
                                                    13,722   The Travelers Cos., Inc.........................       734,127
                                                    18,318   XL Capital Ltd. Class A.........................     1,544,024
                                                                                                                -----------
                                                                                                                  8,067,381
                     ------------------------------------------------------------------------------------------------------
                     Internet & Catalog                600   Expedia, Inc. (f)...............................        17,574
                     Retail--0.0%                      300   IAC/InterActiveCorp (f).........................        10,383
                                                       829   Liberty Media Holding Corp.--Interactive (f)....        18,512
                                                                                                                -----------
                                                                                                                     46,469
                     ------------------------------------------------------------------------------------------------------
                     Internet Software &             9,400   eBay, Inc. (f)..................................       302,492
                     Services--0.4%                  1,850   Google, Inc. Class A (f)........................       968,253
                                                                                                                -----------
                                                                                                                  1,270,745
                     ------------------------------------------------------------------------------------------------------
                     Leisure Equipment &               400   Hasbro, Inc.....................................        12,564
                     Products--0.0%                    400   Mattel, Inc.....................................        10,116
                                                                                                                -----------
                                                                                                                     22,680
                     ------------------------------------------------------------------------------------------------------
                     Life Sciences Tools &           1,700   Thermo Fisher Scientific, Inc. (f)..............        87,924
                     Services--0.1%                  4,150   Waters Corp. (f)................................       246,344
                                                                                                                -----------
                                                                                                                    334,268
                     ------------------------------------------------------------------------------------------------------
                     Machinery--0.0%                   100   Deere & Co......................................        12,074
                                                       100   Eaton Corp......................................         9,300
                                                       200   ITT Corp........................................        13,656
                                                       100   Parker Hannifin Corp............................         9,791
                                                       200   SPX Corp........................................        17,562
                                                       200   Terex Corp. (f).................................        16,260
                                                                                                                -----------
                                                                                                                     78,643
                     ------------------------------------------------------------------------------------------------------
                     Marine--0.1%                    6,600   American Commercial Lines, Inc. (f).............       171,930
                     ------------------------------------------------------------------------------------------------------
                     Media--0.4%                       400   CBS Corp. Class B...............................        13,328
                                                    26,817   Comcast Corp. Class A (f).......................       754,094
                                                     1,080   Discovery Holding Co. (f).......................        24,829
                                                     1,384   Idearc, Inc.....................................        48,897
                                                         4   Liberty Media Holding Corp.--Capital (f)........           471
                                                       200   The McGraw-Hill Cos., Inc.......................        13,616
                                                     8,800   Time Warner, Inc................................       185,152
                                                     3,727   Viacom, Inc. Class B (f)........................       155,155
                                                     7,632   Virgin Media, Inc...............................       185,992
                                                                                                                -----------
                                                                                                                  1,381,534
                     ------------------------------------------------------------------------------------------------------
                     Metals & Mining--0.6%          11,200   Alcoa, Inc......................................       453,936
                                                     3,500   Freeport-McMoRan Copper & Gold, Inc. Class B....       289,870
                                                    32,100   Newmont Mining Corp.............................     1,253,826

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

                                                    Shares
Country              Industry                        Held                      Common Stocks                        Value
---------------------------------------------------------------------------------------------------------------------------
United States        Metals & Mining                   200   Nucor Corp......................................     $  11,730
(continued)          (concluded)                       100   United States Steel Corp........................        10,875
                                                                                                                  ---------
                                                                                                                  2,020,237
                     ------------------------------------------------------------------------------------------------------
                     Multi-Utilities--0.1%           8,500   CMS Energy Corp.................................       146,200
                                                       600   CenterPoint Energy, Inc.........................        10,440
                                                       200   Sempra Energy...................................        11,846
                                                                                                                  ---------
                                                                                                                    168,486
                     ------------------------------------------------------------------------------------------------------
                     Multiline Retail--0.0%            500   Big Lots, Inc. (f)..............................        14,710
                                                       300   Family Dollar Stores, Inc.......................        10,296
                                                       100   JC Penney Co., Inc..............................         7,238
                                                       300   Macy's, Inc.....................................        11,934
                                                       100   Sears Holdings Corp. (f)........................        16,950
                                                                                                                  ---------
                                                                                                                     61,128
                     ------------------------------------------------------------------------------------------------------
                     Office Electronics--0.0%          600   Xerox Corp. (f).................................        11,088
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable           9,926   Chevron Corp....................................       836,166
                     Fuels--2.8%                     8,150   ConocoPhillips..................................       639,775
                                                    18,300   Consol Energy, Inc..............................       843,813
                                                     4,674   Devon Energy Corp...............................       365,927
                                                    98,100   El Paso Corp....................................     1,690,263
                                                    23,743   Exxon Mobil Corp................................     1,991,563
                                                    14,900   Foundation Coal Holdings, Inc...................       605,536
                                                     3,600   Hess Corp.......................................       212,256
                                                     5,800   Marathon Oil Corp...............................       347,768
                                                     4,000   Murphy Oil Corp.................................       237,760
                                                     6,300   Occidental Petroleum Corp.......................       364,644
                                                    11,600   Peabody Energy Corp.............................       561,208
                                                     9,600   Rosetta Resources, Inc. (e)(f)..................       206,784
                                                     3,150   Stone Energy Corp. (f)..........................       107,919
                                                                                                                  ---------
                                                                                                                  9,011,382
                     ------------------------------------------------------------------------------------------------------
                     Paper & Forest                  7,700   International Paper Co..........................       300,685
                     Products--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Personal Products--0.1%         5,200   Avon Products, Inc..............................       191,100
                     ------------------------------------------------------------------------------------------------------
                     Pharmaceuticals--1.7%           4,700   Abbott Laboratories.............................       251,685
                                                    17,100   Bristol-Myers Squibb Co.........................       539,676
                                                     6,200   Eli Lilly & Co..................................       346,456
                                                    18,100   Johnson & Johnson...............................     1,115,322
                                                    11,900   Merck & Co., Inc................................       592,620
                                                    62,450   Pfizer, Inc.....................................     1,596,846
                                                    13,100   Schering-Plough Corp............................       398,764
                                                    11,400   Valeant Pharmaceuticals International...........       190,266
                                                     1,900   Watson Pharmaceuticals, Inc. (f)................        61,807
                                                     7,800   Wyeth...........................................       447,252
                                                                                                                  ---------
                                                                                                                  5,540,694
                     ------------------------------------------------------------------------------------------------------
                     Real Estate Investment          2,317   Ventas, Inc.....................................        83,991
                     Trusts (REITs)--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Road & Rail--1.2%              11,600   Burlington Northern Santa Fe Corp...............       987,624
                                                     6,300   Norfolk Southern Corp...........................       331,191
                                                    21,700   Union Pacific Corp..............................     2,498,755
                                                                                                                  ---------
                                                                                                                  3,817,570
                     ------------------------------------------------------------------------------------------------------
                     Semiconductors &                  700   Applied Materials, Inc..........................        13,909
                     Semiconductor                  22,700   Genesis Microchip, Inc. (f).....................       212,472
                     Equipment--0.2%                13,400   Intel Corp......................................       318,384
                                                       400   Intersil Corp. Class A..........................        12,584
                                                     3,857   LSI Logic Corp. (f).............................        28,966
                                                       400   Novellus Systems, Inc. (f)......................        11,348
                                                                                                                  ---------
                                                                                                                    597,663
                     ------------------------------------------------------------------------------------------------------
                     Software--1.5%                    300   BMC Software, Inc. (f)..........................         9,090
                                                    44,735   CA, Inc.........................................     1,155,505
                                                       500   Cadence Design Systems, Inc. (f)................        10,980
                                                       300   McAfee, Inc. (f)................................        10,560
                                                   105,700   Microsoft Corp..................................     3,114,979
                                                     8,900   Novell, Inc. (f)................................        69,331

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

                                                    Shares
Country              Industry                        Held                      Common Stocks                        Value
---------------------------------------------------------------------------------------------------------------------------
United States        Software                          500   Synopsys, Inc. (f)..............................    $   13,215
(concluded)          (concluded)                    35,700   TIBCO Software, Inc. (f)........................       323,085
                                                                                                                 ----------
                                                                                                                  4,706,745
                     ------------------------------------------------------------------------------------------------------
                     Specialty Retail--0.0%            300   American Eagle Outfitters, Inc..................         7,698
                                                       100   AutoZone, Inc. (f)..............................        13,662
                                                       200   The Sherwin-Williams Co.........................        13,294
                                                                                                                 ----------
                                                                                                                     34,654
                     ------------------------------------------------------------------------------------------------------
                     Textiles, Apparel &               762   Hanesbrands, Inc. (f)...........................        20,597
                     Luxury Goods--0.0%             30,700   Unifi, Inc. (f).................................        80,434
                                                                                                                 ----------
                                                                                                                    101,031
                     ------------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage                300   Countrywide Financial Corp......................        10,905
                     Finance--0.2%                   6,025   Fannie Mae......................................       393,613
                                                     4,100   Fremont General Corp............................        44,116
                                                                                                                 ----------
                                                                                                                    448,634
                     ------------------------------------------------------------------------------------------------------
                     Tobacco--0.2%                   4,600   Alliance One International, Inc. (f)............        46,230
                                                     6,500   Altria Group, Inc...............................       455,910
                                                       200   Loews Corp.--Carolina Group.....................        15,454
                                                       200   UST, Inc........................................        10,742
                                                                                                                 ----------
                                                                                                                    528,336
                     ------------------------------------------------------------------------------------------------------
                     Trading Companies &               200   WW Grainger, Inc................................        18,610
                     Distributors--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Transportation                 24,900   Macquarie Infrastructure Co. LLC................     1,032,852
                     Infrastructure--0.3%
                     ------------------------------------------------------------------------------------------------------
                     Wireless Telecommunication      5,400   Alltel Corp.....................................       364,770
                     Services--0.4%                 43,250   Sprint Nextel Corp..............................       895,707
                                                       200   Telephone & Data Systems, Inc...................        12,514
                                                                                                                 ----------
                                                                                                                  1,272,991
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in the United States            77,078,765
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks
                                                             (Cost--$130,718,007)--58.1%                        186,047,455
---------------------------------------------------------------------------------------------------------------------------
                                                                             Preferred Stocks
---------------------------------------------------------------------------------------------------------------------------
United States--0.5%  Insurance--0.1%                 1,500   IPC Holdings, Ltd., 7.25% (k)...................        43,500
                                                     8,100   MetLife, Inc. Series B, 6.375% (k)..............       262,116
                                                                                                                 ----------
                                                                                                                    305,616
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable             190   El Paso Corp., 4.99% (e)(k).....................       277,162
                     Fuels--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage Finance--0.3%    9   Fannie Mae Series 2004-1, 5.375% (k)............       892,299
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Preferred Stocks
                                                             (Cost--$1,327,125)--0.5%                             1,475,077
---------------------------------------------------------------------------------------------------------------------------
                                                                           Exchange-Traded Funds
---------------------------------------------------------------------------------------------------------------------------
                                                    26,400   Consumer Staples Select Sector SPDR Fund........       713,856
                                                    26,500   Health Care Select Sector SPDR Fund.............       934,125
                                                    12,900   iShares Dow Jones US Telecommunications
                                                               Sector Index Fund.............................       434,859
                                                     1,000   iShares Dow Jones US Utilities Sector Index Fund        96,340
                                                     4,500   iShares Silver Trust (f)........................       556,425
                                                     3,300   Telecom HOLDRs Trust............................       133,716
                                                    36,600   Utilities Select Sector SPDR Fund...............     1,443,504
                                                       400   Vanguard Telecommunication Services ETF.........        33,060
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Exchange-Traded Funds
                                                             (Cost--$3,880,181)--1.4%                             4,345,885
---------------------------------------------------------------------------------------------------------------------------
                                                                               Mutual Funds
---------------------------------------------------------------------------------------------------------------------------
Vietnam--0.3%                                      137,875   Vietnam Enterprise Investments Ltd.--
                                                               R Shares (f)..................................       682,485
                                                    14,000   Vietnam Opportunity Fund Ltd. (f)...............        47,670
                                                   220,000   Vinaland Ltd. (f)...............................       326,700
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Mutual Funds (Cost--$801,634)--0.3%            1,056,855
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

                                                    Shares
Country/Region       Industry                        Held                      Warrants (d)                         Value
---------------------------------------------------------------------------------------------------------------------------
Canada--0.0%         Metals & Mining--0.0%          30,000   Peak Gold Ltd. (expires 4/03/2012)..............    $    8,871
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Warrants in Canada                                 8,871
---------------------------------------------------------------------------------------------------------------------------
United States--0.0%  Communications                  6,168   Lucent Technologies, Inc. (expires 12/10/2007)..         1,049
                     Equipment--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Diversified                             AboveNet, Inc.:
                     Telecommunication                 302     (expires 9/08/2008)...........................         6,040
                     Services--0.0%                    355     (expires 9/08/2010)...........................         7,455
                                                                                                                 ----------
                                                                                                                     13,495
                     ------------------------------------------------------------------------------------------------------
                     Paper & Forest Products--0.0%     475   Mandra Forestry Finance Ltd. (expires 5/15/2013)             0
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Warrants in the United States                     14,544
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Warrants (Cost--$95,940)--0.0%                    23,415
---------------------------------------------------------------------------------------------------------------------------
                                                                          Fixed Income Securities
---------------------------------------------------------------------------------------------------------------------------
                                                     Face
                                                    Amount                    Corporate Bonds
---------------------------------------------------------------------------------------------------------------------------
Brazil--0.2%         Commercial             USD    100,000   Banco Nacional de Desenvolvimento Economico
                     Banks--0.0%                               e Social, 5.84% due 6/16/2008 (b).............        99,500
                     ------------------------------------------------------------------------------------------------------
                     Diversified Financial                   Brazil Notas do Tesouro Nacional Series F:
                     Services--0.1%         BRL    275,000     10% due 1/01/2012.............................       145,462
                                                   318,000     10% due 1/01/2017.............................       148,321
                                                                                                                 ----------
                                                                                                                    293,783
                     ------------------------------------------------------------------------------------------------------
                     Food Products--0.1%    USD    100,000   Cosan Finance Ltd., 7% due 2/01/2017 (e)........        96,880
                                                   150,000   Cosan SA Industria e Comercio, 9%
                                                               due 11/01/2009 (e)............................       158,625
                                                                                                                 ----------
                                                                                                                    255,505
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in Brazil                        648,788
---------------------------------------------------------------------------------------------------------------------------
Canada--0.0%         Wireless               CAD    100,000   Rogers Wireless Communications, Inc., 7.625%
                     Telecommunication                         due 12/15/2011................................       101,755
                     Services--0.0%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in Canada                        101,755
---------------------------------------------------------------------------------------------------------------------------
Chile--0.3%          Electric               USD  1,023,822   Empresa Electrica del Norte Grande SA, 6%
                     Utilities--0.3%                           due 11/05/2017 (n)............................       972,631
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in Chile                         972,631
---------------------------------------------------------------------------------------------------------------------------
China--0.2%          Automobiles--0.0%             130,000   Brilliance China Finance Ltd., 0%
                                                               due 6/07/2011 (k)(m)..........................       157,625
                     ------------------------------------------------------------------------------------------------------
                     Food Products--0.2%                     Chaoda Modern Agriculture Holdings Ltd.:
                                                   260,000     7.75% due 2/08/2010...........................       241,800
                                            HKD  1,650,000     0% due 5/08/2011 (k)(m).......................       252,959
                                                                                                                 ----------
                                                                                                                    494,759
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in China                         652,384
---------------------------------------------------------------------------------------------------------------------------
Europe--0.6%         Commercial                              European Investment Bank (m):
                     Banks--0.6%            BRL    500,000     0% due 5/01/2008..............................       234,970
                                                 1,850,425     0% due 9/12/2008 (e)..........................       855,953
                                                 2,200,000     0% due 9/21/2010 (e)..........................       833,803
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in Europe                      1,924,726
---------------------------------------------------------------------------------------------------------------------------
France--0.4%         Commercial             EUR  1,050,000   ERAP, 3.375%
                     Banks--0.4%                               due 4/25/2008.................................     1,409,827
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in France                      1,409,827
---------------------------------------------------------------------------------------------------------------------------
Germany--0.8%        Commercial                              KfW--Kreditanstalt fuer Wiederaufbau:
                     Banks--0.8%            GBP    250,000     5.375% due 12/07/2007.........................       500,772
                                                   250,000     4.50% due 12/07/2008..........................       492,126
                                            EUR    750,000     4.25% due 7/04/2014...........................       990,667
                                            JPY 50,000,000   Norddeutsche Landesbank Girozentrale, 0.45%
                                                               due 1/19/2009.................................       402,779
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in Germany                     2,386,344
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

                                                     Face
Country              Industry                       Amount                    Corporate Bonds                       Value
---------------------------------------------------------------------------------------------------------------------------
Hong Kong--0.2%      Industrial             USD    250,000   Hutchison Whampoa International 03/33 Ltd.,
                     Conglomerates--0.1%                       5.45% due 11/24/2010..........................     $ 247,949
                     ------------------------------------------------------------------------------------------------------
                     Real Estate                   200,000   Hongkong Land CB 2005 Ltd., 2.75%
                     Management &                              due 12/21/2012 (k)............................       256,982
                     Development--0.1%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in Hong Kong                     504,931
---------------------------------------------------------------------------------------------------------------------------
India--0.6%          Automobiles--0.1%             270,000   Tata Motors Ltd., 1% due 4/27/2011 (k)..........       314,048
                     ------------------------------------------------------------------------------------------------------
                     Beverages--0.0%                30,000   Mcdowell & Co, 2% due 3/30/2011 (k).............        51,150
                     ------------------------------------------------------------------------------------------------------
                     Metals & Mining--0.0%         200,000   Gujarat NRE Coke Ltd., 0%
                                                               due 4/12/2011 (k)(m)..........................       215,000
                     ------------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage            200,000   Housing Development Finance Corp., 0%
                     Finance--0.1%                             due 9/27/2010 (k)(m)..........................       312,750
                     ------------------------------------------------------------------------------------------------------
                     Transportation                200,000   Punj Lloyd Ltd., 0% due 4/08/2011 (k)(m)........       230,000
                     Infrastructure--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Wireless Telecommunication              Reliance Communications Ltd. (k)(m):
                     Services--0.3%                150,000     0% due 5/10/2011..............................       199,969
                                                   600,000     0% due 3/01/2012..............................       657,000
                                                                                                                  ---------
                                                                                                                    856,969
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in India                       1,979,917
---------------------------------------------------------------------------------------------------------------------------
Japan--0.4%          Commercial             JPY 32,000,000   The Bank of Kyoto Ltd. Series 1, 1.90%
                     Banks--0.4%                               due 9/30/2009 (k).............................       602,244
                                                75,000,000   International Bank for Reconstruction &
                                                               Development Series 670, 2% due 2/18/2008......       613,228
                                                 6,000,000   The Mie Bank Ltd., 1% due 10/31/2011 (k)........        58,477
                                                                                                                  ---------
                                                                                                                  1,273,949
                     ------------------------------------------------------------------------------------------------------
                     Insurance--0.0%            10,000,000   ASIF II, 1.20% due 3/20/2008....................        81,276
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in Japan                       1,355,225
---------------------------------------------------------------------------------------------------------------------------
Malaysia--0.8%       Diversified Financial  USD    300,000   Feringghi Capital Ltd., 0% due
                     Services--0.2%                            12/22/2009 (k)(m).............................       341,250
                                            MYR    825,000   Johor Corp., 1% due 7/31/2009 (n)...............       281,970
                                                                                                                  ---------
                                                                                                                    623,220
                     ------------------------------------------------------------------------------------------------------
                     Diversified            USD    900,000   Rafflesia Capital Ltd., 1.25%
                     Telecommunication                         due 10/04/2011 (k)............................     1,026,000
                     Services--0.3%
                     ------------------------------------------------------------------------------------------------------
                     Hotels, Restaurants &  MYR    580,000   Berjaya Land Bhd, 8% due 8/15/2011 (k)..........       181,854
                     Leisure--0.1%                 230,000   Resorts World Bhd, 0% due 9/19/2008 (k)(m)......        86,104
                                                                                                                  ---------
                                                                                                                    267,958
                     ------------------------------------------------------------------------------------------------------
                     Multi-Utilities--0.2%  USD    500,000   YTL Power Finance Cayman Ltd., 0%
                                                               due 5/09/2010 (k)(m)..........................       581,250
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in Malaysia                    2,498,428
---------------------------------------------------------------------------------------------------------------------------
Netherlands--0.1%    Semiconductors &                        ASM International NV (k):
                     Semiconductor                  30,000     4.25% due 12/06/2011..........................        41,235
                     Equipment--0.1%               100,000     4.25% due 12/06/2011 (e)......................       133,750
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in the Netherlands               174,985
---------------------------------------------------------------------------------------------------------------------------
Singapore--0.1%      Real Estate            SGD    250,000   CapitaLand Ltd., 2.10% due 11/15/2016 (k).......       208,931
                     Management &                  200,000   Keppel Land Ltd., 2.50% due 6/23/2013 (k).......       193,757
                     Development--0.1%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in Singapore                     402,688
---------------------------------------------------------------------------------------------------------------------------
South Korea--0.1%    Wireless               USD    350,000   LG Telecom Ltd., 8.25% due 7/15/2009 (e)........       364,875
                     Telecommunication
                     Services--0.1%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in South Korea                   364,875
---------------------------------------------------------------------------------------------------------------------------
Sweden--0.1%         Diversified Financial  TRY    503,625   Svensk Exportkredit AB, 10.50% due 9/29/2015....       318,483
                     Services--0.1%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in Sweden                        318,483
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

                                                     Face
Country              Industry                       Amount                    Corporate Bonds                       Value
---------------------------------------------------------------------------------------------------------------------------
Taiwan--0.0%         Insurance--0.0%        USD     20,000   Shin Kong Financial Holding Co. Ltd., 0%
                                                               due 6/17/2009 (k)(m)..........................    $   25,814
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in Taiwan                         25,814
---------------------------------------------------------------------------------------------------------------------------
United               Commercial             GBP     90,000   International Bank for Reconstruction &
Kingdom--0.1%        Banks--0.1%                               Development, 7.125% due 7/30/2007.............       180,896
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in the United Kingdom            180,896
---------------------------------------------------------------------------------------------------------------------------
United               Airlines--0.0%         USD    136,210   Northwest Airlines, Inc. Series 1999-3-B, 9.485%
States--1.4%                                                   due 10/01/2016 (h)(r).........................        27,583
                     ------------------------------------------------------------------------------------------------------
                     Biotechnology--0.0%            60,000   Cell Genesys, Inc., 3.125% due 11/01/2011 (k)...        46,950
                                                    80,000   Nabi Biopharmaceuticals, 2.875%
                                                               due 4/15/2025 (k).............................        70,200
                                                                                                                 ----------
                                                                                                                    117,150
                     ------------------------------------------------------------------------------------------------------
                     Commercial                    150,000   Preferred Term Securities XXIV, Ltd., 5.965%
                     Banks--0.1%                               due 3/22/2037 (b)(e)..........................       144,000
                                                   100,000   Preferred Term Securities XXV, Ltd., 5.758%
                                                               due 6/22/2037 (b).............................        94,500
                                                   140,000   Preferred Term Securities XXVI, Ltd., 6.191%
                                                               due 9/22/2037 (b).............................       138,810
                                                                                                                 ----------
                                                                                                                    377,310
                     ------------------------------------------------------------------------------------------------------
                     Containers &                  150,000   Crown Cork & Seal Co., Inc., 7.50%
                     Packaging--0.1%                           due 12/15/2096................................       126,000
                     ------------------------------------------------------------------------------------------------------
                     Diversified Financial  JPY119,000,000   General Electric Capital Corp., 0.685%
                     Services--0.3%                            due 1/15/2010 (b).............................       966,472
                                            USD     40,000   Triad Acquisition Corp. Series B, 11.125%
                                                               due 5/01/2013.................................        38,200
                                                                                                                 ----------
                                                                                                                  1,004,672
                     ------------------------------------------------------------------------------------------------------
                     Food Products--0.1%           300,000   IOI Capital Bhd Series IOI, 0%
                                                               due 12/18/2011 (k)(m).........................       348,000
                     ------------------------------------------------------------------------------------------------------
                     Health Care Providers         200,000   Tenet Healthcare Corp., 9.25% due 2/01/2015.....       190,000
                     & Services--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Hotels, Restaurants &          90,000   Uno Restaurant Corp., 10% due 2/15/2011 (e).....        78,300
                     Leisure--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Independent Power      GBP     84,000   The AES Corp., 8.375% due 3/01/2011.............       172,055
                     Producers & Energy     USD    140,000   Calpine Corp., 8.75% due 7/15/2013 (e)(h).......       151,200
                     Traders--0.1%                           Calpine Generating Company LLC (e)(h):
                                                     4,900     9.07% due 4/01/2009...........................           367
                                                    48,822     11.07% due 4/01/2010..........................        13,426
                                                                                                                 ----------
                                                                                                                    337,048
                     ------------------------------------------------------------------------------------------------------
                     Insurance--0.1%                97,000   Fortis Insurance NV, 7.75%
                                                               due 1/26/2008 (e)(k)..........................       144,326
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable                   McMoRan Exploration Co. (k):
                     Fuels--0.1%                   200,000     5.25% due 10/06/2011..........................       221,000
                                                   125,000     5.25% due 10/06/2011 (e)......................       138,125
                                                                                                                 ----------
                                                                                                                    359,125
                     ------------------------------------------------------------------------------------------------------
                     Paper & Forest                475,000   Mandra Forestry, 12% due 5/15/2013 (e)(o).......       479,750
                     Products--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Real Estate Management        400,000   Aldar Funding Limited, 5.767%
                     & Development--0.2%                       due 11/10/2011 (k)............................       492,000
                     ------------------------------------------------------------------------------------------------------
                     Wireless Telecommunication    350,000   Nextel Communications, Inc., 5.25%
                     Services--0.1%                            due 1/15/2010 (k).............................       347,812
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in the United States           4,429,076
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds
                                                             (Cost--$18,579,453)--6.4%                           20,331,773
---------------------------------------------------------------------------------------------------------------------------
                                                                         Asset-Backed Securities**
---------------------------------------------------------------------------------------------------------------------------
                                                   100,000   Latitude CLO Ltd. Series 2005-1I Class SUB, 0%
                                                               due 12/15/2017 (e)(m).........................        90,000
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Asset-Backed Securities
                                                             (Cost--$95,698)--0.0%                                   90,000
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

                                                     Face
Country/Region       Industry                       Amount           Floating Rate Loan Interests (l)               Value
---------------------------------------------------------------------------------------------------------------------------
United               Textiles, Apparel &    USD    206,577   Galey & Lord, Inc. Term Loan, 10.17%
States--0.0%         Luxury Goods--0.0%                        due 9/05/2009 (h).............................   $         0
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Floating Rate Loan Interests
                                                             (Cost--$138,430)--0.0%                                       0
---------------------------------------------------------------------------------------------------------------------------
                                                                      Foreign Government Obligations
---------------------------------------------------------------------------------------------------------------------------
                                            EUR  3,100,000   Bundesrepublik Deutschland, 4% due 7/04/2016....     4,026,035
                                                   375,000   Caisse d'Amortissement de la Dette Sociale,
                                                               4% due 10/25/2014.............................       486,896
                                            CAD    895,000   Canadian Government Bond, 4% due 9/01/2010......       825,803
                                            ISK 27,000,000   Iceland Rikisbref, 7.25% due 5/17/2013..........       399,068
                                                             Malaysia Government Bond:
                                            MYR  3,150,000     3.756% due 4/28/2011..........................       925,917
                                                   300,000     Series 3/06, 3.869% due 4/13/2010.............        88,166
                                                 3,250,000     Series 386X, 8.60% due 12/01/2007.............       961,789
                                            EUR    475,000   Netherlands Government Bond, 3.75%
                                                               due 7/15/2014.................................       611,563
                                            NZD    425,000   New Zealand Government Bond Series 216, 4.50%
                                                               due 2/14/2016.................................       437,827
                                            PLN  2,250,000   Poland Government Bond, 3% due 8/24/2016........       816,505
                                            SEK  7,875,000   Sweden Government Bond Series 3101, 4%
                                                               due 12/01/2008................................     1,401,085
                                            EUR  1,050,000   Unedic, 3.50% due 9/18/2008.....................     1,405,360
                                            GBP    425,000   United Kingdom Gilt, 4.25% due 3/07/2011........       810,396
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Foreign Government Obligations
                                                             (Cost--$12,551,814)--4.1%                           13,196,410
---------------------------------------------------------------------------------------------------------------------------
                                                                   U.S. Government & Agency Obligations
---------------------------------------------------------------------------------------------------------------------------
                                            USD     28,000   Fannie Mae, 5.40% due 2/01/2008.................        28,001
                                                             U.S. Treasury Inflation Indexed Bonds:
                                                 3,653,309     0.875% due 4/15/2010..........................     3,469,504
                                                 9,914,191     2.375% due 4/15/2011..........................     9,805,750
                                                 3,483,819     1.875% due 7/15/2015 (c)......................     3,292,209
                                                10,679,737     2% due 1/15/2016..............................    10,139,908
                                                 6,371,244     2.50% due 7/15/2016...........................     6,300,064
                                                   896,403     2.375% due 1/15/2027..........................       860,826
                                                             U.S. Treasury Notes:
                                                   675,000     4.375% due 12/31/2007.........................       673,260
                                                   650,000     4.875% due 4/30/2008..........................       649,137
                                                   500,000     4% due 6/15/2009..............................       491,836
                                                 1,500,000     4.75% due 3/31/2011...........................     1,491,679
                                                 4,850,000     4.875% due 5/31/2011..........................     4,842,803
                                                 2,775,000     4.625% due 2/29/2012..........................     2,739,447
                                                   375,000     4% due 11/15/2012.............................       359,502
                                                 3,300,000     4.25% due 11/15/2014..........................     3,148,665
                                                 2,450,000     4.50% due 11/15/2015..........................     2,363,101
                                                 2,600,000     5.125% due 5/15/2016..........................     2,614,625
                                                 1,800,000     4.875% due 8/15/2016..........................     1,777,921
                                                 1,900,000     4.625% due 11/15/2016.........................     1,841,368
                                                 2,728,000     4.625% due 2/15/2017..........................     2,641,899
---------------------------------------------------------------------------------------------------------------------------
                                                             Total U.S. Government & Agency Obligations
                                                             (Cost--$59,614,476)--18.6%                          59,531,505
---------------------------------------------------------------------------------------------------------------------------
                                                                             Structured Notes
---------------------------------------------------------------------------------------------------------------------------
Brazil--1.0%                                                 JPMorgan Chase & Co.
                                                               (NTN--B Linked Notes) (p):
                                            BRL  4,989,302     6% due 8/15/2010..............................     2,540,935
                                                 1,108,182     6% due 8/17/2010..............................       571,785
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Structured Notes in Brazil                     3,112,720
---------------------------------------------------------------------------------------------------------------------------
Europe--0.8%                                     1,230,000   Goldman Sachs & Co. (Dow Jones EURO
                                                               STOXX 50(R) Index Linked Notes),
                                                               due 6/20/2008 (f)(p)..........................     1,380,978
                                                 1,230,000   JPMorgan Chase & Co. (Dow Jones EURO
                                                               STOXX 50(R) Index Linked Notes),
                                                               due 6/17/2008 (f)(p)..........................     1,365,423
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Structured Notes in Europe                     2,746,401
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

                                                     Face
Country                                             Amount                   Structured Notes                       Value
---------------------------------------------------------------------------------------------------------------------------
Germany--0.5%                               USD  1,250,000   Goldman Sachs & Co. (DAX Linked Notes),
                                                               due 10/19/2007 (f)(p).........................  $  1,524,404
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Structured Notes in Germany                    1,524,404
---------------------------------------------------------------------------------------------------------------------------
Japan--0.8%                                      2,800,000   Goldman Sachs & Co. (TOPIX(R) Index Linked Notes),
                                                               due 1/28/2008 (f)(q)..........................     2,465,462
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Structured Notes in Japan                      2,465,462
---------------------------------------------------------------------------------------------------------------------------
Taiwan--0.2%                                       600,000   UBS AG (Total Return TWD Linked Notes),
                                                               due 12/01/2010 (f)(q).........................       606,240
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Structured Notes in Taiwan                       606,240
---------------------------------------------------------------------------------------------------------------------------
United States--2.1%                              4,971,000   Morgan Stanley (Bear Market PLUS S&P 500
                                                               Index Linked Notes), Series F,
                                                               due 7/07/2008 (f)(q)..........................     4,724,935
                                                             UBS AG (Gold Linked Notes) (f)(p):
                                                   280,000     due 4/23/2008.................................       305,609
                                                   310,000     due 4/28/2008.................................       343,122
                                                   290,000     due 5/27/2008.................................       302,591
                                                   300,000     due 6/18/2008.................................       308,421
                                                   300,000     due 6/19/2008.................................       309,057
                                                   310,000     due 7/09/2008 (e).............................       318,400
                                                   300,000     due 7/11/2008.................................       321,356
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Structured Notes in the United States          6,933,491
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Structured Notes
                                                             (Cost--$16,770,507)--5.4%                           17,388,718
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Fixed Income Securities
                                                             (Cost--$107,750,378)--34.5%                        110,538,406
---------------------------------------------------------------------------------------------------------------------------
                                                  Beneficial
                     Industry                      Interest                 Other Interests (i)
---------------------------------------------------------------------------------------------------------------------------
United               Diversified            USD    500,000   AboveNet, Inc. (Litigation Trust Certificates)..             0
States--0.0%         Telecommunication
                     Services--0.0%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Other Interests (Cost--$0)--0.0%                       0
---------------------------------------------------------------------------------------------------------------------------
                                                     Face
                                                    Amount                 Short-Term Securities
---------------------------------------------------------------------------------------------------------------------------
Canada--0.2%         Foreign Commercial     CAD    850,000   Canada Treasury Bill, 0% due 3/20/2008..........       771,839
                     Paper--0.2%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Short-Term Securities in Canada                  771,839
---------------------------------------------------------------------------------------------------------------------------
Iceland--0.0%        Time Deposits--0.0%    ISK  6,656,760   ISK Time Deposit, 13.58% due 7/27/2007..........       106,944
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Short-Term Securities in Iceland                 106,944
---------------------------------------------------------------------------------------------------------------------------
Singapore--0.4%      Time Deposits--0.4%    SGD  1,687,356   SGD Time Deposit, 2.63% due 7/16/2007...........     1,102,307
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Short-Term Securities in Singapore             1,102,307
---------------------------------------------------------------------------------------------------------------------------
                                                  Beneficial
                                                   Interest
---------------------------------------------------------------------------------------------------------------------------
United States--4.5%                         USD 14,257,336   BlackRock Liquidity Series, LLC Cash Sweep
                                                               Series, 5.33% (g)(j)..........................    14,257,336
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Short-Term Securities in the United States    14,257,336
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Short-Term Securities
                                                             (Cost--$16,170,472)--5.1%                           16,238,426
---------------------------------------------------------------------------------------------------------------------------
                                                   Number of
                                                   Contracts               Put Options Purchased
---------------------------------------------------------------------------------------------------------------------------
                                                        93   Bed Bath & Beyond, Inc.,
                                                               expiring November 2007 at USD 35..............        13,950
                                                        86   Black & Decker Corp.,
                                                               expiring August 2007 at USD 75................         3,010
                                                       174   The Gap, Inc., expiring January 2008 at USD 22.5         7,830
                                                             iShares Russell 2000 Index Fund:
                                                       681     expiring September 2007 at USD 75.............        74,910
                                                     1,018     expiring September 2007 at USD 78.............       159,826

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

                                                   Number of
                                                   Contracts               Put Options Purchased                    Value
---------------------------------------------------------------------------------------------------------------------------
                                                             iShares Russell 2000 Index Fund: (concluded)
                                                       800     expiring September 2007 at USD 80.............     $ 185,600
                                                       483     expiring November 2007 at USD 80..............       149,730
                                                       171   JB Hunt Transport Services, Inc.,
                                                               expiring August 2007 at USD 22.5..............         1,710
                                                       171   Leggett & Platt, Inc.,
                                                               expiring September 2007 at USD 22.5...........        20,520
                                                       196   Masco Corp., expiring October 2007 at USD 25....        10,780
                                                       174   Newmont Mining Corp.,
                                                               expiring January 2008 at USD 55...............         2,610
                                                       172   Royal Caribbean Cruises Ltd.,
                                                               expiring September 2007 at USD 35.............         5,160
                                                        86   The Sherwin-Williams Co.,
                                                               expiring September 2007 at USD 60.............         9,030
                                                        81   Washington Mutual, Inc.,
                                                               expiring October 2007 at USD 42.5.............        17,253
                                                        87   Whirlpool Corp.,
                                                               expiring September 2007 at USD 75.............         1,740
                                                             Williams-Sonoma, Inc.:
                                                       171     expiring August 2007 at USD 32.5..............        29,925
                                                        29     expiring November 2007 at USD 30..............         4,495
                                                     1,215   Yen Call 2/8/95 64.75,
                                                               expiring February 2008 at USD 106.9...........         3,229
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Options Purchased
                                                             (Premiums Paid--$1,125,858)--0.2%                      701,308
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Investments
                                                             (Cost--$261,869,595)--100.1%                       320,426,827
---------------------------------------------------------------------------------------------------------------------------
                                                                           Call Options Written
---------------------------------------------------------------------------------------------------------------------------
                                                       555   3Com Corp., expiring January 2008 at USD 5......       (11,100)
                                                       108   Apple Computer, Inc.,
                                                               expiring January 2008 at USD 85...............      (442,800)
                                                        14   Bausch & Lomb, Inc.,
                                                               expiring January 2008 at USD 45...............       (35,560)
                                                             Burlington Northern Santa Fe Corp.:
                                                        21     expiring January 2008 at USD 90...............       (11,550)
                                                        53     expiring January 2008 at USD 95...............       (19,610)
                                                        54   Ciena Corp., expiring January 2008 at USD 30....       (46,980)
                                                             Comverse Technology, Inc.:
                                                       436     expiring January 2008 at USD 17.5.............      (204,920)
                                                        10     expiring January 2008 at USD 20...............        (2,750)
                                                             eBay, Inc.:
                                                        46     expiring January 2008 at USD 20...............       (59,800)
                                                        48     expiring January 2008 at USD 25...............       (39,360)
                                                        96   El Paso Corp., expiring January 2008 at USD 15..       (29,760)
                                                        53   Foundation Coal Holdings, Inc.,
                                                               expiring September 2007 at USD 30.............       (58,830)
                                                       104   Genesis Microchip, Inc.,
                                                               expiring September 2007 at USD 7.5............       (21,840)
                                                             Motorola, Inc.:
                                                       108     expiring January 2008 at USD 17.5.............       (18,360)
                                                       117     expiring January 2008 at USD 20...............        (7,605)
                                                        63   Norfolk Southern Corp.,
                                                               expiring January 2008 at USD 50...............       (42,840)
                                                       134   Nortel Networks Corp.,
                                                               expiring January 2008 at USD 22.5.............       (49,580)
                                                        52   Novell, Inc., expiring January 2008 at USD 7.5..        (5,460)
                                                             Panera Bread Co. Class A:
                                                        52     expiring January 2008 at USD 50...............       (16,640)
                                                        91     expiring January 2008 at USD 55...............       (14,105)
                                                        65     expiring January 2008 at USD 60...............        (4,875)
                                                        75   Peabody Energy Corp.,
                                                               expiring January 2008 at USD 40...............       (84,000)

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

                                                   Number of
                                                   Contracts               Call Options Written                     Value
---------------------------------------------------------------------------------------------------------------------------
                                                             Petroleo Brasileiro SA:
                                                        34     expiring January 2008 at USD 105..............   $   (72,420)
                                                        25     expiring January 2008 at USD 110..............       (44,250)
                                                       165   QUALCOMM, Inc.,
                                                               expiring January 2008 at USD 40...............      (108,900)
                                                        39   Smith International, Inc.,
                                                               expiring January 2008 at USD 40...............       (78,390)
                                                             Sprint Nextel Corp.:
                                                        69     expiring January 2008 at USD 20...............       (17,250)
                                                       147     expiring January 2008 at USD 22.5.............       (21,315)
                                                        43   Suncor Energy, Inc.,
                                                               expiring January 2008 at USD 75...............       (84,710)
                                                       171   TIBCO Software, Inc.,
                                                               expiring January 2008 at USD 10...............       (10,260)
                                                       114   Valeant Pharmaceuticals International,
                                                               expiring January 2009 at USD 15...............       (50,160)
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Options Written
                                                             (Premiums Received--$1,311,889)--(0.5%)             (1,715,980)
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Investments, Net of Options Written
                                                             (Cost--$260,557,706*)--99.6%....................   318,710,847
                                                             Other Assets Less Liabilities--0.4%.............     1,220,668
                                                                                                               ------------
                                                             Net Assets--100.0%..............................  $319,931,515
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of June 30, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost............................................  $262,287,197
                                                                  ============
      Gross unrealized appreciation.............................  $ 61,751,236
      Gross unrealized depreciation.............................    (5,327,586)
                                                                  ------------
      Net unrealized appreciation...............................  $ 56,423,650
                                                                  ============

** Asset-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancings of the underlying instruments, the average life may be substantially less than the original maturity.

(a)   Depositary receipts.

(b)   Floating rate security.

(c) All or a portion of security held as collateral in connection with open financial futures contracts.

(d) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f)   Non-income producing security.

(g) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                        Net            Interest
      Affiliate                                       Activity          Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series......................      $(401,396)        $318,403
      --------------------------------------------------------------------------

(h) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(i) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(j)   Represents the current yield as of June 30, 2007.

(k)   Convertible security.

(l) Floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate.

(m)   Represents a zero coupon bond.

(n)   Represents a step bond.

(o)   Issued with warrants.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of June 30, 2007 (Continued)        (in U.S. dollars)
================================================================================

(p) Security represents an index linked note. Value of the instrument is derived from the price fluctuations in the underlying index.

(q) Security represents an index linked note. Value of the instrument is inversely derived from the price fluctuations in the underlying index.

(r)   Subject to principal paydowns.

   o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

   o  Forward foreign exchange contracts as of June 30, 2007 were as follows:

      ----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Unrealized
      Foreign                                                                                      Settlement      Appreciation
      Currency Purchased                                                                              Date        (Depreciation)
      ----------------------------------------------------------------------------------------------------------------------------
      CHF      3,067,057...................................................................         July 2007         $ 39,572
      EUR      8,733,873...................................................................         July 2007          106,708
      EUR      2,778,423...................................................................        August 2007          32,518
      IDR  3,610,000,000...................................................................        August 2007          19,102
      INR      8,310,000...................................................................       December 2007          1,790
      INR      6,528,000...................................................................        April 2008            7,007
      JPY    252,014,460...................................................................         July 2007          (31,277)
      JPY    539,270,995...................................................................        August 2007          13,535
      VND  6,746,336,000...................................................................         May 2008            (2,407)
      ----------------------------------------------------------------------------------------------------------------------------
      Total Unrealized Appreciation on Forward Foreign Exchange Contracts--Net
      (USD Commitment--$25,548,733)...........................................................................       $ 186,548
                                                                                                                     =========
      ----------------------------------------------------------------------------------------------------------------------------
      Foreign                                                                                      Settlement       Unrealized
      Currency Sold                                                                                   Date         Depreciation
      ----------------------------------------------------------------------------------------------------------------------------
      IDR      2,369,100...................................................................        August 2007       $  (8,357)
      INR      8,310,000...................................................................       December 2007           (774)
      ----------------------------------------------------------------------------------------------------------------------------
      Total Unrealized Depreciation on Forward Foreign Exchange Contracts
      (USD Commitment--$454,193)..............................................................................        $ (9,131)
                                                                                                                     =========
      ----------------------------------------------------------------------------------------------------------------------------

   o  Financial futures contracts purchased as of June 30, 2007 were as follows:

      ----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Unrealized
      Number of                                                              Expiration              Face            Appreciation
      Contracts                 Issue                   Exchange                Date                 Value          (Depreciation)
      ----------------------------------------------------------------------------------------------------------------------------
          2          Dax Index 25 Euro                  Eurex Deutschland  September 2007          $526,679            $20,015
          1          EuroDollar Future                  Chicago            September 2008          $237,901               (863)
      ----------------------------------------------------------------------------------------------------------------------------
      Total Unrealized Appreciation--Net...................................................................            $19,152
                                                                                                                       =======
      ----------------------------------------------------------------------------------------------------------------------------

   o  Financial futures contracts sold as of June 30, 2007 were as follows:

      ----------------------------------------------------------------------------------------------------------------------------
      Number of                                                              Expiration              Face             Unrealized
      Contracts                 Issue                   Exchange                Date                 Value           Appreciation
      ----------------------------------------------------------------------------------------------------------------------------
          1          EuroDollar Future                  Chicago            September 2009          $237,549            $   937
          3          Japan 10-Year Government Bond      Tokyo              September 2007        $3,230,300             13,813
         25          S&P 500 Index                      Chicago            September 2007        $9,485,349             14,099
          2          SPI 200 Index AUD Future           Sydney             September 2007          $268,905              2,822
         10          Topix Index                        Tokyo              September 2007        $1,445,126              3,502
      ----------------------------------------------------------------------------------------------------------------------------
      Total Unrealized Appreciation........................................................................            $35,173
                                                                                                                       =======
      ----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of June 30, 2007 (Concluded)        (in U.S. dollars)
================================================================================

   o  Swap contracts outstanding as of June 30, 2007 were as follows:

      ----------------------------------------------------------------------------------------------------------------------------
                                                                                               Notional          Unrealized
                                                                                                Amount          Depreciation
      ----------------------------------------------------------------------------------------------------------------------------
      Bought credit default protection on United Mexican States and pay
      1.12%

      Broker, Credit Suisse First Boston International
      Expires May 2010                                                                   USD    140,000            $(3,217)

      Bought credit default protection on DaimlerChrysler NA Holding Corp. and pay 0.53%

      Broker, JPMorgan Chase
      Expires June 2011                                                                  EUR     95,000             (1,308)

      Bought credit default protection on Carnival Corp. and pay 0.25%

      Broker, JPMorgan Chase
      Expires September 2011                                                             USD    185,000               (422)

      Bought credit default protection on Whirlpool Corp. and pay 0.48%

      Broker, JPMorgan Chase
      Expires September 2011                                                             USD     50,000               (419)

      Bought credit default protection on McDonald's Corp. and pay 0.16%

      Broker, JPMorgan Chase
      Expires September 2011                                                             USD     50,000                (38)

      Bought credit default protection on JCPenney Corp. and pay 0.53%

      Broker, JPMorgan Chase
      Expires September 2011                                                             USD     50,000               (152)
      ----------------------------------------------------------------------------------------------------------------------------
      Total................................................................................                        $(5,556)
                                                                                                                   =======
      ----------------------------------------------------------------------------------------------------------------------------

   o  Currency Abbreviations:

      BRL      Brazilian Real                     JPY      Japanese Yen
      CAD      Canadian Dollar                    MYR      Malaysian Ringgit
      CHF      Swiss Franc                        NZD      New Zealand Dollar
      EUR      Euro                               PLN      Polish Zloty
      GBP      British Pound                      SEK      Swedish Krona
      HKD      Hong Kong Dollar                   SGD      Singapore Dollar
      IDR      Indonesian Rupiah                  TRY      Turkish Lira
      INR      Indian Rupee                       USD      U.S. Dollar
      ISK      Icelandic Krona                    VND      Vietnam Dong

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited)
================================================================================

                                                                   Face     Interest         Maturity
Issue                                                             Amount      Rate            Date(s)               Value
-----------------------------------------------------------------------------------------------------------------------------
U.S. Government Obligations--1.5%
-----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Inflation Indexed Bonds.......................   $ 2,207,876    3.50%          1/15/2011         $  2,271,524
-----------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Obligations
(Cost--$2,270,522)--1.5%                                                                                          2,271,524
-----------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities+--134.2%
-----------------------------------------------------------------------------------------------------------------------------
Fannie Mae Guaranteed Pass-Through Certificates.............     1,492,862    4.00     9/01/2020--11/01/2020      1,381,353
                                                                19,400,000    4.50         7/15/2022 (c)         18,405,750
                                                                23,200,000    5.00         7/15/2022 (c)         22,417,000
                                                                 2,603,872   5.086        11/01/2035 (a)          2,582,400
                                                                 1,566,673   5.137        11/01/2035 (a)          1,554,421
                                                                 1,248,354   5.271         9/01/2035 (a)          1,231,942
                                                                 1,568,116   5.482        12/01/2036 (a)          1,558,644
                                                                83,494,962    5.50  8/01/2034--7/15/2037 (c)(d)  80,528,904
                                                                19,000,000    6.00   4/01/2017--7/15/2037 (c)    18,792,178
                                                                 5,282,507    6.50   1/01/2032--7/15/2037 (c)     5,345,792
                                                                   338,277    7.50     6/01/2030--4/01/2031         353,313
                                                                   220,657    8.00     4/01/2030--10/01/2032        233,402
-----------------------------------------------------------------------------------------------------------------------------
Freddie Mac Mortgage Participation Certificates...............  10,000,000    5.50         7/15/2037 (c)          9,643,750
                                                                11,648,766    6.00   4/01/2017--7/15/2037 (c)    11,549,246
                                                                    60,353    8.00     3/01/2030--6/01/2031          63,614
-----------------------------------------------------------------------------------------------------------------------------
Ginnie Mae MBS Certificates...................................  33,100,000    5.50   6/01/2037--7/15/2037 (c)    32,110,548
                                                                 1,500,000    8.00         7/15/2037 (c)          1,586,250
-----------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Mortgage-Backed Securities
(Cost--$208,704,235)--134.2%                                                                                    209,338,507
-----------------------------------------------------------------------------------------------------------------------------
                                      Face
                                     Amount                                   Issue
-----------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities+--6.9%
-----------------------------------------------------------------------------------------------------------------------------
                                 $ 9,000,000    Carrington Mortgage Loan Trust Series 2006-NC1
                                                  Class A2, 5.48% due 1/25/2036 (a)..........................     9,001,641
                                   1,706,418    IXIS Real Estate Capital Trust Series 2006-HE3
                                                  Class A1, 5.37% due 1/25/2037 (a)..........................     1,705,930
-----------------------------------------------------------------------------------------------------------------------------
Total Asset-Backed Securities
(Cost--$10,706,418)--6.9%                                                                                        10,707,571
-----------------------------------------------------------------------------------------------------------------------------
Non-Government Agency Mortgage-Backed Securities+--40.5%
-----------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage            2,363,419    ABN AMRO Mortgage Corp. Series 2003-7
Obligations--40.5%                                Class A1, 4.75% due 7/25/2018..............................     2,271,108
                                                Banc of America Funding Corp.:
                                   2,510,000      Series 2006-7 Class 1A7, 6% due 9/25/2036..................     2,512,991
                                   1,714,081      Series 2006-B Class 5A1, 5.818% due 3/20/2036 (a)..........     1,719,244
                                   1,530,564    Banc of America Mortgage Securities Inc.
                                                  Series 2003-5 Class 2A1, 5% due 7/25/2018..................     1,468,385
                                                CS First Boston Mortgage Securities Corp.:
                                     711,114      Series 2003-8 Class 2A1, 5% due 4/25/2018..................       681,069
                                     894,515      Series 2003-10 Class 4A1, 5% due 5/25/2018.................       865,582
                                                Chase Mortgage Finance Corp.:
                                     333,307      Series 2003-S3 Class A1, 5% due 3/25/2018..................       320,391
                                     957,165      Series 2003-S4 Class 2A1, 5% due 4/25/2018.................       940,886
                                   2,415,706      Series 2003-S12 2A1, 5% due 12/25/2018.....................     2,366,190
                                                Countrywide Alternative Loan Trust:
                                   1,614,394      Series 2006-6CB Class 1A10, 5.50% due 5/25/2036............     1,606,986
                                   2,207,622      Series 2006-41CB Class 2A17, 6% due 1/25/2037..............     2,212,342
                                   2,563,322      Series 2006-43CB Class 1A7, 6% due 2/25/2037...............     2,565,638
                                     974,884      Series 2007-3T1 Class1A7, 6% due 4/25/2037.................       977,673
                                   3,825,723      Series 2007-7T2 Class A9, 6% due 4/25/2037.................     3,817,516
                                   2,710,000      Series 2007-16CB Class 5A3, 6.25% due 8/25/2037............     2,735,300
                                   1,207,226    Countrywide Home Loan Mortgage Pass-Through Trust
                                                  Series 2003-10 Class A6, 5.67% due 5/25/2033 (a)...........     1,208,692

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments as of June 30, 2007 (Continued)
================================================================================

                                      Face
                                     Amount                                   Issue                                 Value
-----------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage                         Countrywide Home Loans:
Obligations (concluded)          $ 1,105,031      Series 2004-J1 Class 2A1, 4.75% due 1/25/2019..............   $ 1,074,519
                                   2,800,981      Series 2006-20 Class 1A33, 6% due 2/25/2037................     2,806,533
                                   1,186,909    Deutsche Mortgage Securities, Inc. Series 2004-1
                                                  Class 2A1, 4.75% due 10/25/2018 ...........................     1,154,076
                                     820,371    First Horizon Alternative Mortgage Securities Series
                                                  2005-FA9 Class A5, 5.50% due 12/25/2035....................       815,048
                                   3,875,287    GMAC Mortgage Corp. Loan Trust Series 2003-J10
                                                  Class A1, 4.75% due 1/25/2019 (d)..........................     3,756,285
                                   3,515,000    JPMorgan Chase Commercial Mortgage Securities Corp.
                                                  Series 2006-LDP9 Class A3, 5.336% due 5/15/2047............     3,369,125
                                   1,690,809    Merrill Lynch Mortgage Investors Trust
                                                  Series 2006-A3 Class 3A1, 5.833% due 5/25/2036 (a)(f)......     1,690,397
                                                Master Asset Securitization Trust:
                                     671,787      Series 2003-4 Class 2A7, 4.75% due 5/25/2018...............       657,517
                                     888,773      Series 2003-5 Class 2A1, 5% due 6/25/2018..................       857,088
                                   1,233,181      Series 2003-7 Class 2A1, 4.75% due 8/25/2018...............     1,201,466
                                   3,764,506    Residential Accredit Loans, Inc. Series 2005-QS12
                                                  Class A8, 5.646% due 8/25/2035 (a).........................     3,761,534
                                                Residential Asset Securitization Trust:
                                   2,358,861      Series 2003-A8 Class A2, 5.67% due 10/25/2018 (a)..........     2,356,044
                                   1,510,325      Series 2006-A10 Class A4, 6.50% due 9/25/2036..............     1,525,103
                                                Residential Funding Mortgage Securities I:
                                   1,284,466      Series 2003-S8 Class A1, 5% due 5/25/2018..................     1,257,962
                                   1,162,041      Series 2003-S16 Class A3, 5% due 9/25/2018.................     1,114,652
                                   3,190,000    Residential Funding Mortgage Securities Inc. Series 2007-S6
                                                  Class 2A12, 6% due 6/25/2037...............................     3,183,770
                                                Washington Mutual:
                                     320,369      Series 2002-AR19 Class A8, 4.556% due 2/25/2033 (a)........       318,971
                                     906,394      Series 2003-S3 Class 2A1, 5% due 5/25/2018.................       880,653
                                   1,114,483      Series 2003-S5 Class 2A, 5% due 6/25/2018..................     1,082,791
                                   1,283,165      Series 2003-S7 Class A1, 4.50% due 8/25/2018...............     1,238,645
                                     799,294      Series 2003-S8 Class A2, 5% due 9/25/2018..................       770,800
-----------------------------------------------------------------------------------------------------------------------------
                                                Total Non-Government Agency Mortgage-Backed Securities
                                                (Cost--$63,525,228)--40.5%                                       63,142,972
-----------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities+--Collateralized Mortgage Obligations--50.0%
-----------------------------------------------------------------------------------------------------------------------------
                                                Fannie Mae Trust:
                                   3,240,871      Series 353 Class 2, 5% due 8/01/2034 (b)...................       836,678
                                   3,492,530      Series 367 Class 2, 5.50% due 1/25/2036 (b)................       948,617
                                   2,184,306      Series 370 Class 2, 6% due 5/25/2036 (b)...................       579,659
                                      80,917      Series 2002-W11 Class AV1, 5.849% due 11/25/2032 (a).......        80,920
                                   1,128,089      Series 2003-27 Class FP, 5.62% due 6/25/2028 (a)...........     1,132,946
                                   1,795,986      Series 2003-33 Class LF, 5.67% due 7/25/2017 (a)...........     1,805,590
                                   1,574,531      Series 2003-34 Class FS, 5.72% due 1/25/2032 (a)...........     1,580,525
                                   1,416,979      Series 2003-41 Class YF, 5.62% due 6/25/2028 (a)...........     1,420,131
                                   3,213,639      Series 2006-106 Class PA, 5.50% due 6/25/2030..............     3,200,673
                                   1,725,000      Series 2006-M2 Class A2A, 5.271% due 10/20/2032 (a)........     1,661,696
                                                Freddie Mac Multiclass Certificates:
                                   5,945,696      Series 239 Class F29, 5.57% due 8/15/2036 (a)..............     5,960,892
                                   3,140,780      Series 239 Class F30, 5.62% due 8/15/2036 (a)..............     3,153,430
                                   8,199,877      Series 240 Class F22, 5.67% due 7/15/2036 (a)..............     8,220,086
                                   2,734,109      Series 2564 Class OF, 5.62% due 2/15/2026 (a)..............     2,739,084
                                   2,632,816      Series 2594 Class DF, 5.62% due 12/15/2027 (a).............     2,638,950
                                   2,881,386      Series 2614 Class EF, 5.72% due 12/15/2017 (a).............     2,902,241
                                     900,000      Series 2634 Class TH, 4.50% due 6/15/2018..................       827,715
                                     830,000      Series 2743 Class HE, 4.50% due 2/15/2019..................       769,686
                                     730,000      Series 2746 Class EG, 4.50% due 2/15/2019..................       677,566
                                   1,190,000      Series 2783 Class AY, 4% due 4/15/2019.....................     1,052,919
                                     990,000      Series 2798 Class JK, 4.50% due 5/15/2019..................       915,832
                                   1,050,000      Series 2827 Class DG, 4.50% due 7/15/2019..................       961,180
                                   1,050,000      Series 2882 Class UW, 4.50% due 11/15/2019.................       954,237

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments as of June 30, 2007 (Continued)
================================================================================

                                      Face
                                     Amount                                   Issue                                 Value
-----------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency  Mortgage-Backed Securities+--Collateralized Mortgage Obligations (concluded)
-----------------------------------------------------------------------------------------------------------------------------
                                                Freddie Mac Multiclass Certificates: (concluded)
                                  $  750,000      Series 2899 Class KT, 4.50% due 12/15/2019.................    $  679,908
                                     930,000      Series 2924 Class DB, 4.50% due 1/15/2020..................       848,906
                                     620,000      Series 2948 Class KT, 4.50% due 3/15/2020..................       560,970
                                   1,480,000      Series 2971 Class GD, 5% due 5/15/2020.....................     1,408,061
                                     730,000      Series 2987 Class HE, 4.50% due 6/15/2020..................       669,611
                                     570,000      Series 2995 Class JK, 4.50% due 6/15/2020..................       519,883
                                   1,940,000      Series 3042 Class EA, 4.50% due 9/15/2035..................     1,725,527
                                   2,406,129      Series 3192 Class GA, 6% due 3/15/2027.....................     2,422,855
                                     900,000      Series 3215 Class QH, 6% due 9/15/2036.....................       881,243
                                     925,000      Series 3218 Class BG, 6% due 9/15/2036.....................       904,954
                                   2,267,496      Series 3242 Class NC, 5.75% due 12/15/2028.................     2,272,235
                                   6,371,173      Series R008 Class FK, 5.72% due 7/15/2023 (a)..............     6,394,540
                                                Ginnie Mae Trust:
                                  26,103,473      Series 2002-83 Class IO, 1.574% due 10/16/2042 (b).........       994,091
                                  14,649,470      Series 2002-94 Class XB, 2.349% due 11/16/2007 (b).........        25,014
                                  37,567,539      Series 2003-17 Class IO, 1.24% due 3/16/2043 (b)...........     1,672,698
                                   1,825,927      Series 2003-105 Class A, 4.50% due 11/16/2027..............     1,781,968
                                  19,719,058      Series 2003-109 Class IO, 1.098% due 11/16/2043 (b)........       830,945
                                  13,246,812      Series 2004-9 Class IO, 1.383% due 3/16/2034 (b)...........       560,871
                                   2,002,434      Series 2004-43 Class Z, 4.50% due 6/16/2044 (a)............     1,493,226
                                   2,078,252      Series 2004-45 Class Z, 5.722% due 6/16/2045 (a)...........     2,016,691
                                  76,968,126      Series 2004-77 Class IO, 1.065% due 9/16/2044 (b)..........     3,390,323
                                     957,052      Series 2005-71 Class AB, 5.50% due 9/20/2035...............       948,422
-----------------------------------------------------------------------------------------------------------------------------
                                                Total U.S. Government Agency Mortgage-Backed Securities--
                                                Collateralized Mortgage Obligations--
                                                (Cost--$76,998,203)--50.0%                                       78,024,195
-----------------------------------------------------------------------------------------------------------------------------
                                    Number of
                                   Contracts++                          Options Purchased
-----------------------------------------------------------------------------------------------------------------------------
Call Options Purchased                    23    Receive a fixed rate of 5.09% and pay a floating rate
                                                based on 3-month LIBOR, expiring August 2007
                                                Broker Deutsche Bank AG (e) .................................         2,185
-----------------------------------------------------------------------------------------------------------------------------
Put Options Purchased                     23    Pay a fixed rate of 5.09% and receive a
                                                floating rate based on 3-month LIBOR,
                                                expiring August 2007 Broker Deutsche Bank AG (e).............     1,013,081
-----------------------------------------------------------------------------------------------------------------------------
                                                Total Options Purchased (Premiums Paid--$706,100)--0.6%           1,015,266
-----------------------------------------------------------------------------------------------------------------------------
                                                Total Investments (Cost--$362,910,706)--233.7%                  364,500,035
-----------------------------------------------------------------------------------------------------------------------------

                                                                      Face     Interest        Maturity
Issue                                                                Amount      Rate            Date
-----------------------------------------------------------------------------------------------------------------------------
TBA Sale Commitments--(19.2%)
-----------------------------------------------------------------------------------------------------------------------------
Fannie Mae Guaranteed Pass-Through
Certificates..................................................    $31,000,000    5.50%         7/15/2022        (29,899,748)
-----------------------------------------------------------------------------------------------------------------------------
Total TBA Sale Commitments--
(Premiums Received $30,019,549)--(19.2%)                                                                        (29,899,748)
-----------------------------------------------------------------------------------------------------------------------------

                                   Number of
                                   Contracts++                           Options Written
-----------------------------------------------------------------------------------------------------------------------------
Call Options Written                      23    Pay a fixed rate of 5.08% and receive a floating
                                                  rate based on 3-month LIBOR, expiring
                                                  September 2007 Broker Citibank, N.A. (e)...................        (9,177)
-----------------------------------------------------------------------------------------------------------------------------
Put Options Written                       23    Receive a fixed rate of 5.08% and pay a
                                                  floating rate based on 3-month LIBOR,
                                                  expiring September 2007 Broker Citibank, N.A. (e)..........    (1,049,674)
-----------------------------------------------------------------------------------------------------------------------------
                                            Total Options Written
                                            (Premiums Received--738,300)--(0.7%).............................    (1,058,851)
-----------------------------------------------------------------------------------------------------------------------------
                                            Liabilities in Excess of Other Assets--(113.8%)..................  (177,538,801)
                                                                                                              -------------
                                            Net Assets--100.0%............................................... $ 156,002,635
                                                                                                              =============
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments as of June 30, 2007 (Continued)
================================================================================

 + Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancing of the underlying mortgage instruments, the average life may be substantially less than the original maturity.

++    One contract represents a notional amount of $1,000,000.

(a)   Floating rate security.

(b) Represents the interest only portion of a mortgage-backed security and has either a nominal or notional amount of principal.

(c) Represents or includes a "to-be-announced" transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.

(d) All or a portion of security held as collateral in connection with open financial futures contracts.

(e) This European syle swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.

(f) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                           Purchase   Sale  Realized
      Affiliate                              Cost     Cost    Gain     Interest
      --------------------------------------------------------------------------
      BlackRock Liquidity Series,
       LLC Cash Sweep Series.......              --     --      --     $ 24,539
      Merrill Lynch Mortgage
       Investors Trust Series 2006-A3
       Class 3A1, 5.833% due 5/25/2036   $1,687,572     --      --     $    811
      --------------------------------------------------------------------------

  o The cost and unrealized appreciation (depreciation) of investments, net of TBA Sale Commitments and options written, as of June 30, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost............................................  $332,655,395
                                                                  ============
      Gross unrealized appreciation.............................  $  4,296,611
      Gross unrealized depreciation.............................    (3,410,570)
                                                                  ------------
      Net unrealized appreciation...............................  $    886,041
                                                                  ============

  o   Financial futures contracts purchased as of June 30, 2007 were as follows:

      ---------------------------------------------------------------------------------------------------------------------------
      Number of                                                                Expiration             Face          Unrealized
      Contracts                                   Issue                           Date                Value        Appreciation
      ---------------------------------------------------------------------------------------------------------------------------
          702                          10-Year U.S. Treasury Bonds           September 2007       $74,010,347      $   193,247
      ---------------------------------------------------------------------------------------------------------------------------

  o   Financial futures contracts sold as of June 30, 2007 were as follows:

      ---------------------------------------------------------------------------------------------------------------------------
      Number of                                                                Expiration             Face          Unrealized
      Contracts                                   Issue                           Date                Value        Depreciation
      ---------------------------------------------------------------------------------------------------------------------------
          442                          2-Year U.S. Treasury Bonds            September 2007       $90,049,115         (22,198)
          876                          5-Year U.S. Treasury Bonds            September 2007       $90,754,343        (418,094)
      ---------------------------------------------------------------------------------------------------------------------------
      Total Unrealized Depreciation                                                                                $ (440,292)
                                                                                                                   ==========
      ---------------------------------------------------------------------------------------------------------------------------

  o   Swap contracts outstanding as of June 30, 2007 were as follows:

      ---------------------------------------------------------------------------------------------------------------------------
                                                                                                    Notional        Unrealized
                                                                                                     Amount        Depreciation
      ---------------------------------------------------------------------------------------------------------------------------
      Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers MBS fixed rate
      Index and pay a floating rate based on the 1-month LIBOR
      minus .06%

      Broker, UBS Securities
      Expires July 2007                                                                           $21,900,000               --

      Receive (pay) a variable return based on the change in the spread return of the Lehman Brothers CMBS AAA 8.5+ Index and receive a floating rate based on the spread plus .40%

      Broker, Morgan Stanley Capital Services Inc.
      Expires October 2007                                                                        $ 1,130,000               --

      Receive a fixed rate of 5.2625% and pay a floating rate based on 3-month LIBOR

      Broker, Lehman Brothers Special Finance
      Expires October 2010                                                                        $60,000,000        $(278,860)

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments as of June 30, 2007 (Continued)
================================================================================

      ---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Unrealized
                                                                                                    Notional       Appreciation
                                                                                                     Amount       (Depreciation)
      ---------------------------------------------------------------------------------------------------------------------------
      Receive a fixed rate of 5.218% and pay a floating rate based on 3-month
      LIBOR

      Broker, JPMorgan Chase
      Expires January 2011                                                                        $26,740,000        $(178,085)

      Receive a fixed rate of 4.17% and pay 3.50% on Treasury
      Inflation Protected Securities (TIPS) adjusted principal

      Broker, Morgan Stanley Capital Services Inc.
      Expires January 2011                                                                        $ 2,225,000         (110,486)

      Receive a fixed rate of 5.1975% and pay a floating rate based on 3-month LIBOR

      Broker, Citibank, N.A.
      Expires May 2011                                                                            $21,100,000         (177,104)

      Pay a fixed rate of 5.03005% and receive a floating rate based on 3-month LIBOR

      Broker, Lehman Brothers Special Finance
      Expires November 2011                                                                       $40,200,000          669,926

      Pay a fixed rate of 5.168% and receive a floating rate based on 3-month LIBOR

      Broker, UBS Securities
      Expires November 2011                                                                       $20,100,000          229,011

      Receive a fixed rate of 4.95% and pay a floating rate based on 3-month LIBOR

      Broker, Citibank, N.A.
      Expires December 2011                                                                       $10,200,000         (205,869)

      Pay a fixed rate of 4.985% and receive a floating rate based on 3-month LIBOR

      Broker, Citibank, N.A.
      Expires December 2011                                                                       $13,000,000          245,843

      Receive a fixed rate of 4.9125% and pay a floating rate based on 3-month LIBOR

      Broker, Citibank, N.A.
      Expires December 2011                                                                       $22,000,000         (476,516)

      Pay a fixed rate of 4.9618% and receive a floating rate based on 3-month LIBOR

      Broker, Deutsche Bank AG London
      Expires December 2011                                                                       $18,300,000          361,552

      Receive a fixed rate of 5.1646% and pay a floating rate based on 3 month LIBOR

      Broker, Morgan Stanley Capital Services Inc.
      Expires January 2012                                                                        $10,600,000         (131,667)

      Pay a fixed rate of 4.987% and receive a floating rate based on 3-month LIBOR

      Broker, UBS Securities
      Expires April 2012                                                                          $13,100,000         (273,630)

      Pay a fixed rate of 5.59% and receive a floating rate based on 3-month LIBOR

      Broker, UBS Securities
      Expires June 2012                                                                           $10,000,000          (42,173)

      Pay a fixed rate of 5.20814% and receive a floating rate based on 3-month LIBOR

      Broker, Deutsche Bank AG London
      Expires November 2016                                                                       $ 7,300,000          234,165

      Receive a fixed rate of 5.0551% and pay a floating rate based on 3-month LIBOR

      Broker, Lehman Brothers Special Finance
      Expires March 2017                                                                          $21,400,000         (953,604)

      Pay a fixed rate of 5.1492% and receive a floating rate based on 3-month LIBOR

      Broker, Citibank, N.A.
      Expires April 2017                                                                          $18,500,000          713,304

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments as of June 30, 2007 (Concluded)
================================================================================

      ---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Unrealized
                                                                                                    Notional       Appreciation
                                                                                                     Amount       (Depreciation)
      ---------------------------------------------------------------------------------------------------------------------------
      Pay a fixed rate of 5.29% and receive a floating rate based on 3-month LIBOR

      Broker, Citibank, N.A.
      Expires May 2017                                                                             $5,200,000        $ 147,042

      Pay a fixed rate of 5.679% and receive a floating rate based on 3-month LIBOR

      Broker, Deutsche Bank AG London
      Expires June 2017                                                                           $20,900,000          (22,205)

      Pay a fixed rate of 5.72495% and receive a floating rate based on 3-month LIBOR

      Broker, Deutsche Bank AG London
      Expires July 2017                                                                           $20,900,000               --

      Pay a fixed rate of 5.684% and receive a floating rate based on 3-month LIBOR

      Broker, JPMorgan Chase
      Expires July 2017                                                                           $20,900,000          (88,511)
      ---------------------------------------------------------------------------------------------------------------------------
      Total..................................................................................................        $(337,867)
                                                                                                                     =========
      ---------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited)
================================================================================

                                  Face
Industry                         Amount                               Corporate Bonds                               Value
---------------------------------------------------------------------------------------------------------------------------
Aerospace & Defense--1.5%      $ 250,000     DRS Technologies, Inc., 6.625% due 2/01/2016....................    $  241,250
                                             L-3 Communications Corp.:
                                  20,000       5.875% due 1/15/2015..........................................        18,550
                                 250,000       3% due 8/01/2035 (a)(i).......................................       281,873
                                 150,000     Standard Aero Holdings, Inc., 8.25% due 9/01/2014...............       159,750
                                  70,000     TransDigm, Inc., 7.75% due 7/15/2014 (i)........................        70,700
                                  85,000     Vought Aircraft Industries, Inc., 8% due 7/15/2011..............        84,575
                                                                                                                -----------
                                                                                                                    856,698
---------------------------------------------------------------------------------------------------------------------------
Airlines--0.7%                   387,508     Continental Airlines, Inc. Series 2001-1 Class C,
                                               7.033% due 12/15/2012 (j).....................................       383,875
---------------------------------------------------------------------------------------------------------------------------
Automotive--4.4%                             ArvinMeritor, Inc.:
                                 140,000       8.125% due 9/15/2015                                                 135,625
                                  60,000       4% due 2/15/2027 (e)(f)(i)                                            63,750
                                  60,000     Asbury Automotive Group, Inc., 7.625% due 3/15/2017 (i).........        59,100
                                 250,000     Autonation, Inc., 7.36% due 4/15/2013 (b).......................       249,375
                                  50,000     Cooper-Standard Automotive, Inc., 7% due 12/15/2012.............        46,873
                                 200,000     Ford Motor Co., 8.90% due 1/15/2032.............................       174,000
                                             Ford Motor Credit Co.:
                                 210,000       5.80% due 1/12/2009...........................................       205,559
                                  60,000       5.70% due 1/15/2010...........................................        57,321
                                 250,000       8.11% due 1/13/2012 (b).......................................       249,366
                                  60,000     General Motors Acceptance Corp., 6.75% due 12/01/2014...........        57,459
                                             The Goodyear Tire & Rubber Co.:
                                  40,000       9.135% due 12/01/2009 (b)(i)..................................        40,100
                                  25,000       7.857% due 8/15/2011..........................................        25,500
                                 257,000       8.625% due 12/01/2011 (i).....................................       270,493
                                  60,000       4% due 6/15/2034 (a)..........................................       174,825
                                  80,000     Group 1 Automotive, Inc., 2.25% due 6/15/2036 (a)(f)............        68,900
                                  85,000     Keystone Automotive Operations, Inc., 9.75% due 11/01/2013......        73,950
                                 215,000     Lear Corp., 8.75% due 12/01/2016................................       204,788
                                  90,000     Metaldyne Corp., 10% due 11/01/2013.............................        95,400
                                  80,000     Titan International, Inc., 8% due 1/15/2012.....................        82,200
                                 200,000     United Auto Group, Inc., 7.75% due 12/15/2016...................       199,000
                                                                                                                -----------
                                                                                                                  2,533,584
---------------------------------------------------------------------------------------------------------------------------
Broadcasting--1.7%                60,000     Bonten Media Acquisition Co., 9% due 6/01/2015 (e)(i)...........        59,980
                                 250,000     CMP Susquehanna Corp., 9.875% due 5/15/2014 (i).................       250,000
                                  40,000     Local TV Finance LLC, 9.25% due 6/15/2015 (e)(i)................        38,935
                                 250,000     Radio One, Inc., 6.375% due 2/15/2013...........................       235,000
                                 160,000     Umbrella Acquisition, 9.75% due 3/15/2015 (e)(i)................       158,000
                                 210,000     Young Broadcasting, Inc., 10% due 3/01/2011.....................       208,950
                                                                                                                -----------
                                                                                                                    950,865
---------------------------------------------------------------------------------------------------------------------------
Cable--International--0.5%       250,000     NTL Cable Plc, 9.125% due 8/15/2016.............................       261,875
---------------------------------------------------------------------------------------------------------------------------
Cable--U.S.--5.3%                340,000     CCH I, LLC, 11% due 10/01/2015..................................       354,501
                                 500,000     CSC Holdings, Inc. Series B, 7.625% due 4/01/2011...............       496,250
                                 110,000     Cablevision Systems Corp. Series B, 9.82% due 4/01/2009 (b).....       114,950
                                 735,000     Charter Communications Holdings II LLC, 10.25% due 9/15/2010....       767,281
                                  70,000     DIRECTV Holdings LLC, 8.375% due 3/15/2013......................        73,235
                                 370,000     Echostar DBS Corp., 7.125% due 2/01/2016........................       361,675
                                             Intelsat Bermuda Ltd. (b):
                                  45,000       11.409% due 6/15/2013.........................................        47,700
                                 225,000       8.886% due 1/15/2015..........................................       229,781
                                 210,000     Intelsat Corp., 9% due 6/15/2016................................       219,975
                                  40,000     Intelsat Intermediate Holding Co. Ltd., 9.23% due 2/01/2015 (g).        32,900
                                 350,000     Intelsat Subsidiary Holding Co. Ltd., 8.25% due 1/15/2013.......       355,250
                                                                                                                -----------
                                                                                                                  3,053,498
---------------------------------------------------------------------------------------------------------------------------
Chemicals--3.5%                  120,000     American Pacific Corp., 9% due 2/01/2015 (i)....................       120,450
                                             Hexion U.S. Finance Corp.:
                                 155,000       9.75% due 11/15/2014..........................................       160,425
                                  50,000       9.86% due 11/15/2014 (b)......................................        51,500
                                 100,000     Huntsman International LLC, 7.875% due 11/15/2014...............       107,125
                                 140,000     Ineos Group Holdings Plc, 8.50% due 2/15/2016 (i)...............       136,850
                                 255,000     Innophos, Inc., 8.875% due 8/15/2014............................       263,925
                                 250,000     Lyondell Chemical Co., 8% due 9/15/2014.........................       256,875
                                 130,000     MacDermid, Inc., 9.50% due 4/15/2017 (i)........................       130,650

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments as of June 30, 2007 (Continued)
================================================================================

                                  Face
Industry                         Amount                               Corporate Bonds                               Value
---------------------------------------------------------------------------------------------------------------------------
Chemicals (concluded)           $ 30,000     Momentive Performance Materials, Inc., (i):
                                 365,000       9.75% due 12/01/2014..........................................    $   30,300
                                               10.125% due 12/01/2014 (e)....................................       365,910
                                 155,000     Terra Capital, Inc. Series B, 7% due 2/01/2017..................       149,575
                                 250,000     Westlake Chemical Corp., 6.625% due 1/15/2016...................       236,875
                                                                                                                -----------
                                                                                                                  2,010,460
---------------------------------------------------------------------------------------------------------------------------
Consumer--Durables--1.0%         610,000     TL Acquisitions, Inc.,10.50% due 1/15/2015 (i)..................       591,700
---------------------------------------------------------------------------------------------------------------------------
Consumer--                        50,000     American Greetings Corp., 7.375% due 6/01/2016..................        50,500
Non-Durables--2.2%               200,000     Chattem, Inc., 7% due 3/01/2014.................................       199,500
                                 250,000     Hines Nurseries, Inc.,10.25% due 10/01/2011.....................       195,000
                                 250,000     Levi Strauss & Co., 8.875% due 4/01/2016........................       256,250
                                 250,000     North Atlantic Trading Co., 9.25% due 3/01/2012.................       210,000
                                 400,000     Quiksilver, Inc., 6.875% due 4/15/2015..........................       376,000
                                                                                                                -----------
                                                                                                                  1,287,250
---------------------------------------------------------------------------------------------------------------------------
Diversified Media--4.6%                      Affinion Group, Inc.:
                                  50,000       10.125% due 10/15/2013........................................        53,375
                                  90,000       11.50% due 10/15/2015.........................................        97,200
                                  70,000     CBD Media Holdings LLC, 9.25% due 7/15/2012.....................        72,450
                                 100,000     CanWest Media, Inc., 8% due 9/15/2012...........................        99,250
                                             Dex Media East LLC:
                                  60,000       9.875% due 11/15/2009.........................................        62,175
                                 284,000       12.125% due 11/15/2012........................................       305,655
                                 225,000     Dex Media West LLC, 8.50% due 8/15/2010.........................       233,152
                                 330,000     Idearc, Inc., 8% due 11/15/2016.................................       333,300
                                  80,000     Network Communications, Inc., 10.75% due 12/01/2013.............        83,600
                                 300,000     Nielsen Finance LLC, 10.767% due 8/01/2016 (g)(i)...............       211,500
                                 550,000     Primedia, Inc., 8% due 5/15/2013................................       578,875
                                 175,000     Quebecor World Capital Corp., 8.75% due 3/15/2016 (i)...........       172,375
                                 100,000     Quebecor World, Inc., 9.75% due 1/15/2015 (i)...................       101,250
                                 250,000     RH Donnelley Corp. Series A-2, 6.875% due 1/15/2013.............       236,875
                                                                                                                -----------
                                                                                                                  2,641,032
---------------------------------------------------------------------------------------------------------------------------
Energy--Exploration              135,000     Berry Petroleum Co., 8.25% due 11/01/2016.......................       136,013
& Production--3.8%               250,000     Chaparral Energy, Inc., 8.50% due 12/01/2015....................       244,375
                                  85,000     Compton Petroleum Finance Corp., 7.625% due 12/01/2013..........        83,938
                                 150,000     Corral Finans AB, 6.86% due 4/15/2010 (e)(i)....................       146,961
                                  70,000     Denbury Resources, Inc., 7.50% due 12/15/2015...................        69,825
                                 250,000     Encore Acquisition Co., 6.25% due 4/15/2014.....................       223,125
                                 350,000     OPTI Canada, Inc., 8.25% due 12/15/2014 (i).....................       355,250
                                 250,000     Range Resources Corp., 6.375% due 3/15/2015.....................       236,875
                                 235,000     Sabine Pass LNG LP, 7.50% due 11/30/2016 (i)....................       233,825
                                             Stone Energy Corp.:
                                 105,000       8.11% due 7/15/2010 (b)(i)....................................       105,000
                                 250,000       6.75% due 12/15/2014..........................................       230,000
                                 150,000     Swift Energy Co., 7.125% due 6/01/2017..........................       142,875
                                                                                                                -----------
                                                                                                                  2,208,062
---------------------------------------------------------------------------------------------------------------------------
Energy--Other--1.9%              290,000     Aleris International, Inc., 9% due 12/15/2014 (e)(i)............       291,326
                                 100,000     Cimarex Energy Co., 7.125% due 5/01/2017........................        97,500
                                 150,000     Copano Energy LLC, 8.125% due 3/01/2016.........................       152,250
                                  70,000     KCS Energy, Inc., 7.125% due 4/01/2012..........................        69,125
                                 120,000     North American Energy Partners, Inc., 8.75% due 12/01/2011......       121,200
                                 350,000     SemGroup LP, 8.75% due 11/15/2015 (i)...........................       351,750
                                                                                                                -----------
                                                                                                                  1,083,151
---------------------------------------------------------------------------------------------------------------------------
Financial--0.9%                              American Real Estate Partners LP:
                                 160,000       7.125% due 2/15/2013..........................................       154,400
                                 300,000       7.125% due 2/15/2013 (i)......................................       289,500
                                  60,000     USI Holdings Corp., 9.23% due 11/15/2014 (b)(i).................        59,700
                                                                                                                -----------
                                                                                                                    503,600
---------------------------------------------------------------------------------------------------------------------------
Food & Tobacco--0.5%              40,000     Archer-Daniels-Midland Co., 0.875% due 2/15/2014 (a)(i).........        38,000
                                 150,000     Smithfield Foods, Inc., 7.75% due 7/01/2017.....................       150,000
                                 110,000     Swift & Co.,12.50% due 1/01/2010................................       116,439
                                                                                                                -----------
                                                                                                                    304,439
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments as of June 30, 2007 (Continued)
================================================================================

                                  Face
Industry                         Amount                               Corporate Bonds                               Value
---------------------------------------------------------------------------------------------------------------------------
Gaming--3.9%                   $ 250,000     Boyd Gaming Corp., 7.75% due 12/15/2012.........................    $  256,250
                                 125,000     CCM Merger, Inc., 8% due 8/01/2013 (i)..........................       124,375
                                  65,000     Caesars Entertainment, Inc., 8.125% due 5/15/2011...............        67,844
                                 180,000     Greektown Holdings, LLC, 10.75% due 12/01/2013 (i)..............       190,800
                                 395,000     Harrah's Operating Co., Inc., 5.75% due 10/01/2017..............       316,000
                                 250,000     Penn National Gaming, Inc., 6.75% due 3/01/2015.................       256,250
                                 160,000     Pinnacle Entertainment, Inc., 7.50% due 6/15/2015 (i)...........       154,400
                                  80,000     Shingle Springs Tribal Gaming Authority,
                                               9.375% due 6/15/2015 (i)......................................        80,700
                                  45,000     Snoqualmie Entertainment Authority, 9.15% due
                                               2/01/2014 (b)(i)..............................................        45,450
                                 125,000     Station Casinos, Inc., 6.625% due 3/15/2018.....................       107,500
                                 190,000     Tropicana Entertainment, LLC, 9.625% due 12/15/2014 (i).........       182,875
                                 500,000     Wynn Las Vegas LLC, 6.625% due 12/01/2014.......................       481,875
                                                                                                                -----------
                                                                                                                  2,264,319
---------------------------------------------------------------------------------------------------------------------------
Health Care--3.8%                155,000     Accellent, Inc.,10.50% due 12/01/2013...........................       153,838
                                 300,000     Angiotech Pharmaceuticals, Inc., 9.11% due 12/01/2013 (b).......       309,000
                                 470,000     Community Health Systems, Inc., 8.875% due 7/15/2015 (i)........       476,463
                                 190,000     The Cooper Cos., Inc., 7.125% due 2/15/2015 (i).................       188,100
                                  70,000     Omnicare, Inc. Series OCR, 3.25% due 12/15/2035 (a).............        58,538
                                  80,000     PTS Acquisition Corp., 9.50% due 4/15/2015 (e)(i)...............        78,600
                                             Tenet Healthcare Corp.:
                                 475,000       6.50% due 6/01/2012...........................................       425,125
                                 215,000       9.875% due 7/01/2014..........................................       212,850
                                  40,000       9.25% due 2/01/2015...........................................        38,000
                                 140,000     United Surgical Partners International, Inc.,
                                               8.875% due 5/01/2017 (i)......................................       140,350
                                             Universal Hospital Services, Inc. (i):
                                  40,000       8.759% due 6/01/2015 (b)......................................        40,000
                                  40,000       8.50% due 6/01/2015 (e).......................................        39,304
                                                                                                                -----------
                                                                                                                  2,160,168
---------------------------------------------------------------------------------------------------------------------------
Housing--5.0%                    350,000     Ashton Woods USA LLC, 9.50% due 10/01/2015......................       323,750
                                 250,000     CPG International I, Inc., 10.50% due 7/01/2013.................       256,250
                                 100,000     Esco Corp., 8.625% due 12/15/2013 (i)...........................       105,000
                                 500,000     Forest City Enterprises, Inc., 7.625% due 6/01/2015.............       503,750
                                 247,000     Goodman Global Holding Co., Inc., 8.36% due 6/15/2012 (b).......       248,853
                                 140,000     Nortek, Inc., 8.50% due 9/01/2014...............................       133,350
                                  15,000     Ply Gem Industries, Inc., 9% due 2/15/2012......................        13,481
                                             Realogy Corp. (i):
                                 210,000       10.50% due 4/15/2014..........................................       200,025
                                 330,000       11% due 4/15/2014 (e).........................................       311,025
                                 225,000       12.375% due 4/15/2015.........................................       205,313
                                 250,000     Standard-Pacific Corp., 6.50% due 8/15/2010.....................       232,500
                                  50,000     Stanley-Martin Communities LLC, 9.75% due 8/15/2015.............        44,000
                                 280,000     Texas Industries, Inc., 7.25% due 7/15/2013.....................       280,700
                                                                                                                -----------
                                                                                                                  2,857,997
---------------------------------------------------------------------------------------------------------------------------
Information Technology--5.3%                 Amkor Technology, Inc.:
                                  70,000       7.75% due 5/15/2013...........................................        67,375
                                 300,000       9.25% due 6/01/2016...........................................       309,000
                                 140,000     BMS Holdings, Inc.,12.40% due 2/15/2012 (b)(e)(i)...............       131,945
                                  50,000     Compagnie Generale de Geophysique SA, 7.50% due 5/15/2015.......        50,000
                                 225,000     Compagnie Generale de Geophysique-Veritas,
                                               7.75% due 5/15/2017...........................................       227,813
                                             Freescale Semiconductor, Inc. (i):
                                  40,000       9.235% due 12/15/2014 (b).....................................        38,600
                                 750,000       9.125% due 12/15/2014 (e).....................................       705,000
                                  90,000     Hynix Semiconductor, Inc., 7.875% due 6/27/2017 (i).............        89,100
                                 310,000     Nortel Networks Ltd., 9.61% due 7/15/2011 (b)(i)................       329,763
                                             Sanmina-SCI Corp.:
                                  10,000       6.75% due 3/01/2013...........................................         9,100
                                 120,000       8.125% due 3/01/2016..........................................       111,600
                                 135,000     Spansion, Inc., 8.485% due 6/01/2013 (b)(i).....................       134,831
                                             SunGard Data Systems, Inc.:
                                 380,000       9.125% due 8/15/2013..........................................       389,025
                                  20,000       10.25% due 8/15/2015..........................................        21,150
                                 430,000     Viasystems, Inc.,10.50% due 1/15/2011...........................       438,600
                                                                                                                -----------
                                                                                                                  3,052,902
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments as of June 30, 2007 (Continued)
================================================================================

                                  Face
Industry                         Amount                               Corporate Bonds                               Value
---------------------------------------------------------------------------------------------------------------------------
Leisure--2.1%                  $ 492,000     FelCor Lodging LP, 8.50% due 6/01/2011..........................    $  517,215
                                  90,000     Great Canadian Gaming Corp., 7.25% due 2/15/2015 (i)............        89,550
                                 250,000     HRP Myrtle Beach Operations LLC, 10.07% due 4/01/2012 (b)(i)....       250,000
                                             Travelport LLC:
                                  15,000       9.875% due 9/01/2014..........................................        15,900
                                  65,000       9.985% due 9/01/2014 (b)......................................        66,625
                                 325,000     True Temper Sports, Inc., 8.375% due 9/15/2011..................       284,375
                                                                                                                -----------
                                                                                                                  1,223,665
---------------------------------------------------------------------------------------------------------------------------
Manufacturing--4.3%               70,000     American Railcar Industries, Inc., 7.50% due 3/01/2014 (i)......        69,650
                                  40,000     Belden CDT, Inc., 7% due 3/15/2017 (i)..........................        39,400
                                 250,000     CPI Holdco, Inc.,11.151% due 2/01/2015 (b)......................       257,500
                                 161,000     Invensys Plc, 9.875% due 3/15/2011 (i)..........................       172,270
                                 310,000     Jarden Corp., 7.50% due 5/01/2017...............................       306,125
                                 450,000     NXP BV, 9.50% due 10/15/2015....................................       443,250
                                             RBS Global, Inc.:
                                  40,000       9.50% due 8/01/2014...........................................        41,000
                                 255,000       11.75% due 8/01/2016 (i)......................................       274,125
                                  55,000       8.875% due 9/01/2016..........................................        55,138
                                  75,000     Sensata Technologies BV, 8% due 5/01/2014.......................        72,375
                                 470,000     Superior Essex Communications LLC, 9% due 4/15/2012.............       479,400
                                 241,000     Trimas Corp., 9.875% due 6/15/2012..............................       247,628
                                                                                                                -----------
                                                                                                                  2,457,861
---------------------------------------------------------------------------------------------------------------------------
Metal--Other--3.3%                40,000     Blaze Recycling & Metals LLC,10.875% due 7/15/2012 (i)..........        40,800
                                 400,000     Foundation PA Coal Co., 7.25% due 8/01/2014.....................       396,500
                                 285,000     Freeport-McMoRan Copper & Gold, Inc.:
                                 590,000       8.564% due 4/01/2015 (b)......................................       298,538
                                               8.375% due 4/01/2017..........................................       629,825
                                 250,000     Novelis, Inc., 7.25% due 2/15/2015..............................       256,563
                                 250,000     Southern Copper Corp., 6.375% due 7/27/2015.....................       252,336
                                                                                                                -----------
                                                                                                                  1,874,562
---------------------------------------------------------------------------------------------------------------------------
Packaging--3.0%                  385,000     Berry Plastics Holding Corp., 8.875% due 9/15/2014..............       389,813
                                 250,000     Graham Packing Co., Inc., 8.50% due 10/15/2012..................       251,563
                                 330,000     Impress Holdings B.V., 8.485% due 9/15/2013 (b)(i)..............       336,600
                                 300,000     Owens-Brockway Glass Container, Inc., 8.25% due 5/15/2013.......       310,500
                                 200,000     Packaging Dynamics Finance Corp., 10% due 5/01/2016 (i).........       201,000
                                 185,000     Pregis Corp., 12.375% due 10/15/2013............................       208,125
                                                                                                                -----------
                                                                                                                  1,697,601
---------------------------------------------------------------------------------------------------------------------------
Paper--5.0%                      185,000     Abitibi-Consolidated, Inc., 6% due 6/20/2013....................       153,088
                                 250,000     Ainsworth Lumber Co. Ltd., 6.75% due 3/15/2014..................       185,000
                                             Boise Cascade LLC:
                                 250,000       8.235% due 10/15/2012 (b).....................................       250,000
                                 250,000       7.125% due 10/15/2014.........................................       237,500
                                 115,000     Bowater Canada Finance Corp., 7.95% due 11/15/2011..............       108,244
                                 525,000     Domtar, Inc., 7.125% due 8/15/2015..............................       508,594
                                 400,000     Graphic Packaging International Corp., 8.50% due 8/15/2011......       409,000
                                 420,000     NewPage Corp., 10% due 5/01/2012................................       453,600
                                 160,000     Norske Skog Canada Ltd. Series D, 8.625% due 6/15/2011..........       154,800
                                 150,000     Smurfit-Stone Container Enterprises, Inc., 8% due 3/15/2017.....       145,500
                                 250,000     Verso Paper Holdings LLC, 9.125% due 8/01/2014 (i)..............       258,125
                                                                                                                -----------
                                                                                                                  2,863,451
---------------------------------------------------------------------------------------------------------------------------
Retail--3.4%                     105,000     Buffets, Inc.,12.50% due 11/01/2014.............................       100,538
                                  60,000     Burlington Coat Factory Warehouse Corp.,
                                               11.125% due 4/15/2014.........................................        58,500
                                             Claire's Stores, Inc. (i):
                                  40,000       9.25% due 6/01/2015...........................................        38,000
                                  65,000       9.625% due 6/01/2015 (e)......................................        60,368
                                  40,000       10.50% due 6/01/2017..........................................        36,500
                                             General Nutrition Centers, Inc. (e)(i):
                                 320,000       9.85% due 3/15/2014...........................................       299,551
                                 260,000       10.75% due 3/15/2015..........................................       251,798
                                             Michaels Stores, Inc. (i):
                                 230,000       10% due 11/01/2014............................................       235,750
                                 370,000       11.375% due 11/01/2016........................................       386,650
                                 200,000     Neiman Marcus Group, Inc., 9% due 10/15/2015 (e)................       210,143

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments as of June 30, 2007 (Continued)
================================================================================

                                  Face
Industry                         Amount                               Corporate Bonds                               Value
---------------------------------------------------------------------------------------------------------------------------
Retail (concluded)                           Rite Aid Corp.:
                                $ 80,000       9.375% due 12/15/2015 (i).....................................    $   76,800
                                 230,000       7.50% due 3/01/2017...........................................       221,950
                                                                                                                 ----------
                                                                                                                  1,976,548
---------------------------------------------------------------------------------------------------------------------------
Service--7.0%                    250,000     Ahern Rentals, Inc., 9.25% due 8/15/2013........................       253,125
                                 350,000     Allied Waste North America, Inc. Series B, 7.25% due 3/15/2015..       346,500
                                 100,000     Ashtead Capital, Inc., 9% due 8/15/2016.........................       104,750
                                             Avis Budget Car Rental LLC:
                                 225,000       7.86% due 5/15/2014 (b).......................................       228,375
                                 250,000       7.625% due 5/15/2014 (i)......................................       252,500
                                 250,000     Buhrmann US, Inc., 8.25% due 7/01/2014..........................       251,250
                                             Clarke American Corp. (i):
                                  50,000       9.50% due 5/15/2015...........................................        48,000
                                  40,000       10.105% due 5/15/2015 (b).....................................        38,600
                                 250,000     Corrections Corp. of America, 7.50% due 5/01/2011...............       253,438
                                 145,000     DI Finance Series B, 9.50% due 2/15/2013........................       154,244
                                 250,000     FTI Consulting, Inc., 7.625% due 6/15/2013......................       253,125
                                 500,000     The Geo Group, Inc., 8.25% due 7/15/2013........................       515,625
                                 185,000     Mac-Gray Corp., 7.625% due 8/15/2015............................       185,925
                                 120,000     Mobile Services Group, Inc., 9.75% due 8/01/2014 (i)............       127,800
                                  60,000     PNA Intermediate Holding Corp., 12.36% due 2/15/2013 (b)(i).....        60,600
                                 220,000     Sally Holdings LLC, 10.50% due 11/15/2016 (i)...................       221,100
                                             United Rentals North America, Inc.:
                                 250,000       6.50% due 2/15/2012...........................................       245,625
                                 165,000       7% due 2/15/2014..............................................       160,875
                                 147,000     Viant Holdings, Inc.,10.125% due 7/15/2017 (i)..................       147,735
                                             Yankee Acquisition Corp.:
                                  50,000       8.50% due 2/15/2015...........................................        48,500
                                 105,000       9.75% due 2/15/2017...........................................       101,588
                                                                                                                 ----------
                                                                                                                  3,999,280
---------------------------------------------------------------------------------------------------------------------------
Steel--0.4%                       80,000     AK Steel Corp., 7.75% due 6/15/2012.............................        80,000
                                 145,000     UCAR Finance, Inc.,10.25% due 2/15/2012.........................       151,888
                                                                                                                 ----------
                                                                                                                    231,888
---------------------------------------------------------------------------------------------------------------------------
Telecommunications--2.9%         125,000     Cincinnati Bell, Inc., 7.25% due 7/15/2013......................       128,125
                                  40,000     Citizens Communications Co., 6.25% due 1/15/2013................        38,350
                                 154,000     Inmarsat Finance Plc, 7.625% due 6/30/2012......................       159,198
                                 250,000     Nordic Telephone Co. Holdings ApS, 8.875% due 5/01/2016 (i).....       265,000
                                 152,872     ProtoStar I Ltd.,12.50% due 10/15/2012 (a)(b)(i)................       166,630
                                 500,000     Qwest Communications International, Inc., 7.50% due 2/15/2014...       506,250
                                 250,000     Qwest Corp., 8.61% due 6/15/2013 (b)............................       271,250
                                 140,000     Tele Norte Leste Participacoes SA Series B, 8% due 12/18/2013...       147,000
                                                                                                                 ----------
                                                                                                                  1,681,803
---------------------------------------------------------------------------------------------------------------------------
Transportation--1.4%              65,000     Britannia Bulk Plc,11% due 12/01/2011...........................        66,300
                                 145,000     Navios Maritime Holdings, Inc., 9.50% due 12/15/2014 (i)........       153,700
                                 500,000     Overseas Shipholding Group, Inc., 8.25% due 3/15/2013...........       512,500
                                 100,000     St. Acquisition Corp.,12.50% due 5/15/2017 (i)..................        94,500
                                                                                                                 ----------
                                                                                                                    827,000
---------------------------------------------------------------------------------------------------------------------------
Utility--4.0%                    206,000     The AES Corp., 8.875% due 2/15/2011 (j).........................       217,073
                                 200,000     Edison Mission Energy, 7.50% due 6/15/2013......................       198,000
                                 219,035     FPL Energy National Wind Portfolio, LLC,
                                               6.125% due 3/25/2019 (i)(j)...................................       213,441
                                 400,000     Mirant Americas Generation Inc., 8.30% due 5/01/2011............       413,000
                                             NRG Energy, Inc.:
                                 250,000       7.25% due 2/01/2014...........................................       250,625
                                 200,000       7.375% due 2/01/2016..........................................       200,500
                                 150,000     NSG Holdings LLC, 7.75% due 12/15/2025 (i)(j)...................       151,500
                                 300,000     Reliant Energy, Inc., 6.75% due 12/15/2014......................       306,000
                                 235,678     Tenaska Alabama Partners LP, 7% due 6/30/2021 (i)(j)............       241,152
                                 115,000     Transcontinental Gas Pipe Line Corp. Series B,
                                               8.875% due 7/15/2012..........................................       128,800
                                                                                                                 ----------
                                                                                                                  2,320,091
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments as of June 30, 2007 (Continued)
================================================================================

                                  Face
Industry                         Amount                               Corporate Bonds                               Value
---------------------------------------------------------------------------------------------------------------------------
Wireless                                     Centennial Communications Corp.:
Communications--4.6%           $ 100,000       11% due 1/01/2013 (b).........................................    $  104,500
                                  90,000       8.125% due 2/01/2014..........................................        92,025
                                             Cricket Communications, Inc.:
                                 205,000       9.375% due 11/01/2014.........................................       211,663
                                 300,000       9.375% due 11/01/2014 (i).....................................       309,750
                                             Digicel Group Ltd. (i):
                                 100,000       8.875% due 1/15/2015..........................................        98,000
                                 200,000       9.125% due 1/15/2015 (e)......................................       197,250
                                 120,000     FiberTower Corp., 9% due 11/15/2012 (a)(i)......................       133,350
                                  60,000     iPCS, Inc., 7.48% due 5/01/2013 (b)(i)..........................        60,075
                                 560,000     MetroPCS Wireless, Inc., 9.25% due 11/01/2014 (i):..............       578,200
                                 290,000     Rural Cellular Corp., 8.25% due 3/15/2012.......................       296,525
                                 550,000     West Corp.,11% due 10/15/2016...................................       574,750
                                                                                                                -----------
                                                                                                                  2,656,088
---------------------------------------------------------------------------------------------------------------------------
                                             Total Corporate Bonds
                                             (Cost--$52,615,237)--91.9%                                          52,815,313
---------------------------------------------------------------------------------------------------------------------------
                                                             Floating Rate Loan Interests (k)
---------------------------------------------------------------------------------------------------------------------------
Leisure--0.8%                    500,000     Travelport, Inc. Term Loan,12.36% due 3/22/2012.................       495,000
---------------------------------------------------------------------------------------------------------------------------
                                             Floating Rate Loan Interests
                                             (Cost--$481,987)--0.8%                                                 495,000
---------------------------------------------------------------------------------------------------------------------------

                                 Shares
                                  Held                                  Common Stocks
---------------------------------------------------------------------------------------------------------------------------
Manufacturing--0.4%               14,935     Medis Technologies Ltd. (d).....................................       219,395
---------------------------------------------------------------------------------------------------------------------------
                                             Total Common Stocks
                                             (Cost--$305,426)--0.4%                                                 219,395
---------------------------------------------------------------------------------------------------------------------------
                                                                     Preferred Stocks
---------------------------------------------------------------------------------------------------------------------------
Energy--Exploration                    8     EXCO Resources, Inc., 7% (a)....................................        80,000
& Production--0.7%                    32     EXCO Resources, Inc., 11%.......................................       320,000
                                                                                                                -----------
                                                                                                                    400,000
---------------------------------------------------------------------------------------------------------------------------
Telecommunications--0.0%               8     PTV, Inc. Series A, 10%.........................................            42
---------------------------------------------------------------------------------------------------------------------------
                                             Total Preferred Stocks
                                             (Cost--$400,664)--0.7%                                                 400,042
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                              Beneficial
                               Interest                            Short-Term Securities
---------------------------------------------------------------------------------------------------------------------------
                             $ 3,603,967     BlackRock Liquidity Series,
                                             LLC Cash Sweep Series, 5.33% (c)(h).............................     3,603,967
---------------------------------------------------------------------------------------------------------------------------
                                             Total Short-Term Securities
                                             (Cost--$3,603,967)--6.3%                                             3,603,967
---------------------------------------------------------------------------------------------------------------------------
                                             Total Investments (Cost--$57,407,281*)--100.1%..................    57,533,717
                                             Liabilities in Excess of Other Assets--(0.1%)...................       (52,751)
                                                                                                                -----------
                                             Net Assets--100.0%..............................................   $57,480,966
                                                                                                                ===========

--------------------------------------------------------------------------------
* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost............................................   $57,426,075
                                                                   ===========
      Gross unrealized appreciation.............................   $   957,729
      Gross unrealized depreciation.............................      (850,087)
                                                                   -----------
      Net unrealized appreciation...............................   $   107,642
                                                                   ===========

(a)   Convertible security.

(b)   Floating rate security.

(c) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      ------------------------------------------------------------------------
                                                            Net      Interest
      Affiliate                                           Activity    Income
      ------------------------------------------------------------------------
      BlackRock Liquidity Series,
       LLC Cash Sweep Series.......................      $1,169,860   $44,678
      ------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments as of June 30, 2007 (Concluded)
================================================================================

(d)   Non-income producing security.

(e) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(f)   Represents a step bond.

(g) Represents a step bond; the interest rate shown is the effective yield at the time of purchase.

(h)   Represents the current yield as of June 30, 2007.

(i) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(j)   Subject to principal paydowns.

(k) Floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks, or (iii) the certificate of deposit rate.

* For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

o     Swap contracts outstanding as of June 30, 2007 were as follows:

      ---------------------------------------------------------------------------------------------------------------------------
                                                                                               Notional          Unrealized
                                                                                                Amount          Appreciation
      ---------------------------------------------------------------------------------------------------------------------------
      Sold credit default protection on Novelis, Inc. and receive 1.40%

      Broker, JPMorgan Chase
      Expires January 2008                                                                     $150,000             $  379

      Sold credit default protection on Ford Motor Co. and receive 3.80%

      Broker, JPMorgan Chase
      Expires, March 2010                                                                      $250,000              1,394
      ---------------------------------------------------------------------------------------------------------------------------
      Total................................................................................                         $1,773
                                                                                                                    ======
      ---------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Large Cap Core Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited)
================================================================================

                                     Shares
Industry                              Held                                Common Stocks                             Value
---------------------------------------------------------------------------------------------------------------------------
Aerospace & Defense--3.7%             76,000    Honeywell International, Inc.................................  $  4,277,280
                                      42,000    Lockheed Martin Corp.........................................     3,953,460
                                      48,000    Northrop Grumman Corp........................................     3,737,760
                                                                                                               ------------
                                                                                                                 11,968,500
---------------------------------------------------------------------------------------------------------------------------
Airlines--2.0%                       132,000    AMR Corp. (a)................................................     3,478,200
                                      94,000    Continental Airlines, Inc. Class B (a).......................     3,183,780
                                                                                                               ------------
                                                                                                                  6,661,980
---------------------------------------------------------------------------------------------------------------------------
Auto Components--0.8%                 72,000    The Goodyear Tire & Rubber Co. (a)...........................     2,502,720
---------------------------------------------------------------------------------------------------------------------------
Automobiles--1.0%                     53,000    Harley-Davidson, Inc.........................................     3,159,330
---------------------------------------------------------------------------------------------------------------------------
Capital Markets--5.4%                 23,000    The Bear Stearns Cos., Inc...................................     3,220,000
                                      24,000    The Goldman Sachs Group, Inc.................................     5,202,000
                                      54,000    Lehman Brothers Holdings, Inc. (d)...........................     4,024,080
                                      61,000    Morgan Stanley...............................................     5,116,680
                                                                                                               ------------
                                                                                                                 17,562,760
---------------------------------------------------------------------------------------------------------------------------
Chemicals--1.3%                       82,000    E.I. du Pont de Nemours & Co. (d)............................     4,168,880
---------------------------------------------------------------------------------------------------------------------------
Communications                        26,000    ADC Telecommunications, Inc. (a).............................       476,580
Equipment--3.0%                      145,000    Avaya, Inc. (a)..............................................     2,441,800
                                     249,000    Cisco Systems, Inc. (a)......................................     6,934,650
                                                                                                               ------------
                                                                                                                  9,853,030
---------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals--7.8%        168,000    Dell, Inc. (a)...............................................     4,796,400
                                     226,000    EMC Corp. (a)................................................     4,090,600
                                     129,000    Hewlett-Packard Co...........................................     5,755,980
                                      66,000    International Business Machines Corp.........................     6,946,500
                                      68,000    NCR Corp. (a)(d).............................................     3,572,720
                                                                                                               ------------
                                                                                                                 25,162,200
---------------------------------------------------------------------------------------------------------------------------
Diversified Financial                 27,000    Bank of America Corp.........................................     1,320,030
Services--3.3%                        49,000    Citigroup, Inc...............................................     2,513,210
                                     139,000    JPMorgan Chase & Co..........................................     6,734,550
                                                                                                               ------------
                                                                                                                 10,567,790
---------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication         46,000    AT&T Inc.....................................................     1,909,000
Services--0.6%
---------------------------------------------------------------------------------------------------------------------------
Electrical Equipment--0.0%             3,000    Ametek, Inc..................................................       119,040
---------------------------------------------------------------------------------------------------------------------------
Electronic Equipment                  96,000    Agilent Technologies, Inc. (a)...............................     3,690,240
& Instruments--1.1%
---------------------------------------------------------------------------------------------------------------------------
Energy Equipment                      33,000    ENSCO International, Inc.....................................     2,013,330
& Services--0.6%
---------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing--0.2%        25,000    The Kroger Co................................................       703,250
---------------------------------------------------------------------------------------------------------------------------
Food Products--0.4%                   32,000    Campbell Soup Co.............................................     1,241,920
---------------------------------------------------------------------------------------------------------------------------
Health Care Equipment                 24,000    Zimmer Holdings, Inc. (a)....................................     2,037,360
& Supplies--0.6%
---------------------------------------------------------------------------------------------------------------------------
Health Care Providers                 76,000    Aetna, Inc...................................................     3,754,400
& Services--10.5%                     65,000    AmerisourceBergen Corp.......................................     3,215,550
                                      55,000    Coventry Health Care, Inc. (a)...............................     3,170,750
                                      76,000    Express Scripts, Inc. (a)....................................     3,800,760
                                      53,000    Humana, Inc. (a).............................................     3,228,230
                                      61,000    McKesson Corp................................................     3,638,040
                                      52,000    Medco Health Solutions, Inc. (a).............................     4,055,480
                                      93,000    UnitedHealth Group, Inc......................................     4,756,020
                                      54,000    WellPoint, Inc. (a)(d).......................................     4,310,820
                                                                                                               ------------
                                                                                                                 33,930,050
---------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants                   96,000    Brinker International, Inc...................................     2,809,920
& Leisure--0.9%
---------------------------------------------------------------------------------------------------------------------------
Household Durables--0.8%               4,000    NVR, Inc. (a)(d).............................................     2,719,000
---------------------------------------------------------------------------------------------------------------------------
Household Products--0.2%              13,000    The Procter & Gamble Co......................................       795,470
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Large Cap Core Portfolio
Schedule of Investments as of June 30, 2007 (Continued)
================================================================================

                                     Shares
Industry                              Held                                Common Stocks                             Value
---------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates--1.6%       132,000    General Electric Co..........................................  $  5,052,960
---------------------------------------------------------------------------------------------------------------------------
Insurance--5.6%                       93,000    American International Group, Inc............................     6,512,790
                                      43,000    Prudential Financial, Inc....................................     4,180,890
                                      53,000    Safeco Corp..................................................     3,299,780
                                      80,000    The Travelers Cos., Inc......................................     4,280,000
                                                                                                               ------------
                                                                                                                 18,273,460
---------------------------------------------------------------------------------------------------------------------------
Leisure Equipment                    109,000    Hasbro, Inc..................................................     3,423,690
& Products--1.1%
---------------------------------------------------------------------------------------------------------------------------
Life Sciences Tools                   28,000    Waters Corp. (a).............................................     1,662,080
& Services--0.5%
---------------------------------------------------------------------------------------------------------------------------
Machinery--0.8%                       33,000    AGCO Corp. (a)...............................................     1,432,530
                                      13,000    Terex Corp. (a)..............................................     1,056,900
                                                                                                               ------------
                                                                                                                  2,489,430
---------------------------------------------------------------------------------------------------------------------------
Media--3.7%                          152,000    The DIRECTV Group, Inc. (a)..................................     3,512,720
                                      55,000    The McGraw-Hill Cos., Inc....................................     3,744,400
                                     142,000    Walt Disney Co...............................................     4,847,880
                                                                                                               ------------
                                                                                                                 12,105,000
---------------------------------------------------------------------------------------------------------------------------
Metals & Mining--3.1%                 56,000    Nucor Corp...................................................     3,284,400
                                      36,000    Southern Copper Corp. (d)....................................     3,393,360
                                      31,000    United States Steel Corp.....................................     3,371,250
                                                                                                               ------------
                                                                                                                 10,049,010
---------------------------------------------------------------------------------------------------------------------------
Multiline Retail--4.3%                44,000    JC Penney Co., Inc...........................................     3,184,720
                                      53,000    Kohl's Corp. (a).............................................     3,764,590
                                      67,000    Nordstrom, Inc...............................................     3,425,040
                                      54,000    Target Corp..................................................     3,434,400
                                                                                                               ------------
                                                                                                                 13,808,750
---------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable                 85,000    Chevron Corp.................................................     7,160,400
Fuels--11.8%                         159,000    Exxon Mobil Corp.............................................    13,336,920
                                      74,000    Frontier Oil Corp............................................     3,238,980
                                      68,000    Marathon Oil Corp............................................     4,077,280
                                      41,000    Sunoco, Inc..................................................     3,266,880
                                      59,000    Tesoro Corp..................................................     3,371,850
                                      54,000    Valero Energy Corp...........................................     3,988,440
                                                                                                               ------------
                                                                                                                 38,440,750
---------------------------------------------------------------------------------------------------------------------------
Personal Products--0.5%               38,000    The Estee Lauder Cos., Inc. Class A..........................     1,729,380
---------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals--6.8%                 78,000    Eli Lilly & Co...............................................     4,358,640
                                      16,000    Johnson & Johnson............................................       985,920
                                     105,000    Merck & Co., Inc.............................................     5,229,000
                                     283,000    Pfizer, Inc..................................................     7,236,310
                                     142,000    Schering-Plough Corp.........................................     4,322,480
                                                                                                               ------------
                                                                                                                 22,132,350
---------------------------------------------------------------------------------------------------------------------------
Real Estate Management                15,000    CB Richard Ellis Group, Inc. (a).............................       547,500
& Development--0.2%
---------------------------------------------------------------------------------------------------------------------------
Semiconductors &                     153,000    Altera Corp. (d).............................................     3,385,890
Semiconductor                         90,000    Analog Devices, Inc..........................................     3,387,600
Equipment--6.0%                      190,000    Applied Materials, Inc.......................................     3,775,300
                                     165,000    Integrated Device Technology, Inc. (a).......................     2,519,550
                                      59,000    Intersil Corp. Class A (d)...................................     1,856,140
                                      67,000    KLA-Tencor Corp..............................................     3,681,650
                                      29,000    Novellus Systems, Inc. (a)...................................       822,730
                                                                                                               ------------
                                                                                                                 19,428,860
---------------------------------------------------------------------------------------------------------------------------
Software--6.8%                       130,000    Compuware Corp. (a)..........................................     1,541,800
                                      99,000    McAfee, Inc. (a).............................................     3,484,800
                                     295,000    Microsoft Corp...............................................     8,693,650
                                     213,000    Novell, Inc. (a).............................................     1,659,270
                                     255,000    Oracle Corp. (a).............................................     5,026,050
                                      62,000    Synopsys, Inc. (a)...........................................     1,638,660
                                                                                                               ------------
                                                                                                                 22,044,230
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Large Cap Core Portfolio
Schedule of Investments as of June 30, 2007 (Concluded)
================================================================================

                                     Shares
Industry                              Held                               Common Stocks                             Value
---------------------------------------------------------------------------------------------------------------------------
Specialty Retail--1.0%                99,000    American Eagle Outfitters, Inc...............................  $  2,540,340
                                       2,000    AutoZone, Inc. (a)...........................................       273,240
                                      11,000    GameStop Corp. Class A (a)...................................       430,100
                                                                                                               ------------
                                                                                                                  3,243,680
---------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel &                   73,000    Coach, Inc. (a)..............................................     3,459,470
Luxury Goods--2.3%                    68,000    Nike, Inc. Class B...........................................     3,963,720
                                                                                                               ------------
                                                                                                                  7,423,190
---------------------------------------------------------------------------------------------------------------------------
                                                Total Common Stocks
                                                (Cost--$270,010,719)--100.3%                                    325,430,090
---------------------------------------------------------------------------------------------------------------------------
                                  Beneficial
                                   Interest                          Short-Term Securities
---------------------------------------------------------------------------------------------------------------------------
                                 $18,784,500    BlackRock Liquidity Series,
                                                  LLC Money Market Series, 5.33% (b)(c)(e)...................    18,784,500
---------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Securities
                                                (Cost--$18,784,500)--5.8%                                        18,784,500
---------------------------------------------------------------------------------------------------------------------------
                                                Total Investments (Cost--$288,795,219*)--106.1%..............   344,214,590
                                                Liabilities in Excess of Other Assets--(6.1)%................   (19,741,238)
                                                                                                               ------------
                                                Net Assets--100.0%...........................................  $324,473,352
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost.............................................  $290,094,374
                                                                   ------------
      Gross unrealized appreciation..............................  $ 60,084,519
      Gross unrealized depreciation..............................    (5,964,303)
                                                                   ------------
      Net unrealized appreciation................................  $ 54,120,216
                                                                   ============

(a)   Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      =====================================================================================================================
                                                                                                          Net      Interest
      Affiliate                                                                                        Activity     Income
      ---------------------------------------------------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC Cash Sweep Series.............................................  $       --   $ 1,787
      BlackRock Liquidity Series, LLC Money Market Series...........................................  $4,586,800   $34,152
      ---------------------------------------------------------------------------------------------------------------------

(c)   Security was purchased with the cash proceeds from securities loans.

(d)   Security, or a portion of security, is on loan.

(e)   Represents the current yield as of June 30, 2007.

   o For Portfolio compliance purposes, the Portfolios's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Money Market Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited)
================================================================================

                                      Face                                             Interest     Maturity
                                     Amount                    Issue                     Rate*        Date          Value
---------------------------------------------------------------------------------------------------------------------------
Certificates of Deposit--1.9%    $ 1,000,000    Citibank, NA.........................    5.30%      8/16/2007  $  1,000,000
                                   5,000,000    Citibank, NA.........................    5.305      8/27/2007     5,000,000
---------------------------------------------------------------------------------------------------------------------------
                                                Total Certificates of Deposit
                                                (Cost--$6,000,000)                                                6,000,000
---------------------------------------------------------------------------------------------------------------------------
Certificates of Deposit--          3,500,000    Bank of Nova Scotia, NY (a)..........    5.42      12/31/2007     3,499,687
Yankee--24.0%                      3,500,000    Banque Nationale de Paris, NY........    5.345      7/30/2007     3,500,000
                                   2,715,000    Banque Nationale de Paris, NY........    5.27      10/03/2007     2,715,000
                                   4,465,000    Banque Nationale de Paris, NY........    5.31      11/20/2007     4,465,000
                                   4,085,000    Banque Nationale de Paris, NY........    5.325     11/30/2007     4,085,000
                                   2,000,000    Barclays Bank Plc, NY................    5.305      7/31/2007     2,000,000
                                   6,000,000    Barclays Bank Plc, NY................    5.305      8/02/2007     6,000,000
                                   5,000,000    Barclays Bank Plc, NY................    5.305      8/08/2007     5,000,000
                                   7,000,000    Canadian Imperial Bank
                                                  of Commerce, NY (a)................    5.41       3/17/2008     7,000,000
                                   5,000,000    Credit Suisse, NY....................    5.30       8/01/2007     5,000,000
                                  10,000,000    Credit Suisse, NY....................    5.30       8/20/2007    10,000,000
                                   6,400,000    Calyon, NY (a).......................    5.27       4/02/2008     6,398,557
                                   3,325,000    Deutsche Bank AG, NY.................    5.385      3/11/2008     3,325,000
                                   3,045,000    HBOS Treasury Services Plc, NY.......    5.27      10/03/2007     3,045,000
                                   1,220,000    HBOS Treasury Services Plc, NY.......    5.28      10/05/2007     1,220,000
                                   1,000,000    Mizuho Corporate Bank, NY............    5.31       7/16/2007     1,000,000
                                   5,000,000    Mizuho Corporate Bank, NY............    5.33       8/21/2007     5,000,000
                                   2,000,000    Norinchukin Bank, NY.................    5.315      7/26/2007     1,999,992
---------------------------------------------------------------------------------------------------------------------------
                                                Total Certificates of Deposit--Yankee
                                                (Cost--$75,253,236)                                              75,253,236
---------------------------------------------------------------------------------------------------------------------------
Commercial Paper--55.0%            1,490,000    Allied Irish Banks North
                                                  America, Inc.......................    5.205      8/06/2007     1,482,460
                                   2,000,000    Banco Bilbao Vizcaya
                                                  Argentaria Puerto Rico.............    5.25       8/27/2007     1,983,667
                                   2,500,000    Bank of America Corp.................    5.23       8/13/2007     2,484,746
                                   5,000,000    Bank of America Corp.................    5.17       9/05/2007     4,953,326
                                     795,000    The Bear Stearns Cos., Inc...........    5.18       8/10/2007       790,539
                                   5,000,000    Beethoven Funding Corp...............    5.27       9/18/2007     4,942,908
                                   7,800,000    Beta Finance Inc.....................    5.24       8/22/2007     7,742,098
                                   6,000,000    Brahms Funding Corp..................    5.32       7/25/2007     5,979,607
                                   4,000,000    Brahms Funding Corp..................    5.30       8/14/2007     3,974,678
                                   2,567,000    Brahms Funding Corp..................    5.315      8/24/2007     2,546,914
                                   2,000,000    CIT Group Inc........................    5.26       7/20/2007     1,994,740
                                   3,000,000    Concord Minutemen Capital
                                                  Co., LLC...........................    5.31       7/18/2007     2,992,920
                                  12,000,000    Concord Minutemen Capital
                                                  Co., LLC...........................    5.31       7/20/2007    11,968,140
                                   1,000,000    Five Finance Inc.....................    5.26       9/27/2007       987,288
                                   3,000,000    General Electric Capital Corp........    5.19       8/21/2007     2,978,375
                                   1,750,000    Govco Inc............................    5.255      9/13/2007     1,731,352
                                   2,410,000    Grampian Funding LLC.................    5.185     11/19/2007     2,361,405
                                   2,200,000    Greyhawk Funding LLC.................    5.28      10/02/2007     2,170,315
                                   2,880,000    K2 (USA) LLC.........................    5.26       9/17/2007     2,847,598
                                   2,850,000    Lake Constance Funding LLC...........    5.32       7/23/2007     2,841,156
                                   3,000,000    Macquarie Bank Ltd...................    5.24       7/16/2007     2,993,887
                                   2,620,000    Macquarie Bank Ltd...................    5.22       8/07/2007     2,606,324
                                     760,000    Macquarie Bank Ltd...................    5.215      8/13/2007       755,376
                                   7,000,000    Mont Blanc Capital Corp..............    5.24       8/14/2007     6,956,188
                                   4,000,000    Mont Blanc Capital Corp..............    5.24       8/15/2007     3,974,382
                                   8,000,000    Newport Funding Corp.................    5.28       7/17/2007     7,982,400
                                   7,000,000    Newport Funding Corp.................    5.24       8/13/2007     6,957,207
                                   3,000,000    Norddeutsche Landesbank
                                                  Girozentrale.......................    5.24       7/11/2007     2,996,070
                                   5,000,000    Nyala Funding LLC....................    5.26       7/16/2007     4,989,772

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Money Market Portfolio
Schedule of Investments as of June 30, 2007 (Continued)
================================================================================

                                      Face                                             Interest     Maturity
                                     Amount                    Issue                     Rate*        Date          Value
---------------------------------------------------------------------------------------------------------------------------
Commercial Paper                 $ 1,200,000    Park Avenue Receivables Co. LLC......    5.245%     7/06/2007  $  1,199,301
(concluded)                        4,100,000    Polonius Inc.........................    5.27       9/17/2007     4,053,785
                                   2,000,000    Regency Markets No.1 LLC.............    5.24       8/15/2007     1,987,191
                                   5,000,000    Simba Funding Corp...................    5.245      9/04/2007     4,953,378
                                   7,000,000    Simba Funding Corp...................    5.26       9/21/2007     6,917,155
                                   1,065,000    Skandinaviska Enskilda Banken AB.....    5.205      8/08/2007     1,059,303
                                   2,000,000    Solitaire Funding LLC................    5.23       8/06/2007     1,989,831
                                   4,000,000    Three Pillars Funding LLC............    5.29       7/16/2007     3,991,771
                                   3,634,000    Thunder Bay Funding LLC..............    5.31       7/20/2007     3,624,352
                                   2,300,000    Ticonderoga Funding LLC..............    5.30       7/09/2007     2,297,630
                                   1,000,000    Ticonderoga Funding LLC..............    5.275      7/10/2007       998,824
                                   1,100,000    Ticonderoga Funding LLC..............    5.30       7/30/2007     1,095,466
                                   1,000,000    Ticonderoga Funding LLC..............    5.30       8/29/2007       991,461
                                   3,000,000    UBS Finance (Delaware), LLC..........    5.165     10/10/2007     2,956,958
                                   1,400,000    UniCredito Italiano Bank
                                                  (Ireland) Plc......................    5.235      7/09/2007     1,398,575
                                     620,000    UniCredito Italiano Bank
                                                  (Ireland) Plc......................    5.21       8/06/2007       616,860
                                   6,145,000    UniCredito Italiano Bank
                                                  (Ireland) Plc......................    5.15       8/10/2007     6,110,716
                                   2,550,000    Valcour Bay Capital Co. LLC..........    5.31       7/11/2007     2,546,615
                                   4,000,000    Valcour Bay Capital Co. LLC..........    5.31       7/13/2007     3,993,510
                                   5,000,000    Valcour Bay Capital Co. LLC..........    5.31       8/10/2007     4,971,238
                                   1,500,000    Versailles CDS, LLC..................    5.29       7/06/2007     1,499,118
                                   3,000,000    Whistlejacket Capital LLC............    5.275      9/17/2007     2,966,152
---------------------------------------------------------------------------------------------------------------------------
                                                Total Commercial Paper
                                                (Cost--$172,185,028)                                            172,185,028
---------------------------------------------------------------------------------------------------------------------------
Funding Agreements--3.8%           3,000,000    Genworth Life Insurance Co. (a)(b)...    5.41      10/01/2007     3,000,000
                                   9,000,000    Jackson National Life Insurance
                                                  Co. (a)(b).........................    5.38       5/01/2008     9,000,000
---------------------------------------------------------------------------------------------------------------------------
                                                Total Funding Agreements
                                                (Cost--$12,000,000)                                              12,000,000
---------------------------------------------------------------------------------------------------------------------------
Medium-Term Notes--7.8%            1,000,000    Bank of Ireland (a)..................    5.32       7/18/2008     1,000,000
                                   2,020,000    Cullinan Finance Corp. (a)...........    5.30       6/25/2008     2,019,802
                                   7,000,000    General Electric Capital Corp. (a)...    5.445     10/17/2007     7,000,000
                                   4,100,000    Goldman Sachs Group, Inc. (a)........    5.37       7/14/2008     4,100,000
                                   3,000,000    HSBC Finance Corp. (a)...............    5.37       7/23/2008     3,000,000
                                   1,300,000    MetLife Global Funding I (a).........    5.35       7/03/2008     1,300,000
                                   1,750,000    MetLife Global Funding I (a).........    5.41       7/14/2008     1,750,000
                                   2,000,000    Northern Rock Plc. (a)...............    5.45       7/08/2008     2,000,000
                                   1,900,000    Principal Life Income Funding
                                                  Trusts (a).........................    5.39      12/07/2007     1,900,490
---------------------------------------------------------------------------------------------------------------------------
                                                Total Medium-Term Notes
                                                (Cost--$24,070,292)                                              24,070,292
---------------------------------------------------------------------------------------------------------------------------
U.S. Government, Agency &          4,200,000    Fannie Mae...........................    4.15       7/13/2007     4,199,261
Instrumentality Obligations--      3,000,000    Fannie Mae...........................    4.875      1/11/2008     2,999,841
Non-Discount--5.0%                 1,000,000    Fannie Mae...........................    4.96       2/08/2008     1,000,000
                                     750,000    Federal Home Loan Bank System........    4.21       9/14/2007       750,000
                                   1,400,000    Freddie Mac..........................    4.45       9/28/2007     1,400,000
                                     700,000    Freddie Mac..........................    4.595     10/05/2007       700,000
                                     800,000    Freddie Mac..........................    4.625     10/05/2007       800,000
                                   1,000,000    Freddie Mac..........................    4.655     10/11/2007     1,000,000
                                     700,000    Freddie Mac..........................    4.705     10/11/2007       699,989
                                   1,000,000    Freddie Mac..........................    4.75      10/24/2007       999,986
                                   1,100,000    U.S. Treasury Notes..................    4.375      1/31/2008     1,099,499
---------------------------------------------------------------------------------------------------------------------------
                                                Total U.S. Government, Agency &
                                                Instrumentality Obligations--Non-Discount
                                                (Cost--$15,648,576)                                              15,648,576
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Money Market Portfolio
Schedule of Investments as of June 30, 2007 (Concluded)
================================================================================

                                      Face
                                     Amount                    Issue                                                Value
---------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements--1.6%      $ 5,036,000    Deutsche Bank Securities Inc.,
                                                  purchased on 6/29/2007 to
                                                  yield 5.30% to 7/02/2007,
                                                  repurchase price of $5,038,224
                                                  collateralized by FHLMC 6%
                                                  due 8/17/2016..............................................  $  5,036,000
---------------------------------------------------------------------------------------------------------------------------
                                                Total Repurchase Agreements
                                                (Cost--$5,036,000)                                                5,036,000
---------------------------------------------------------------------------------------------------------------------------
                                                Total Investments
                                                (Cost--$310,193,132**)--99.1%................................   310,193,132
                                                Other Assets Less Liabilities--0.9%..........................     2,764,593
                                                                                                               ------------
                                                Net Assets--100.0%...........................................  $312,957,725
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

 * Commercial Paper and certain U.S. Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on variable rate securities are adjustable periodically based upon indexes. The interest rates shown are the rates in effect at June 30, 2007.

**    Cost for federal income tax purposes.

(a)   Floating rate security.

(b) Restricted securities as to resale, representing 3.8% of net assets were as follows:

      ---------------------------------------------------------------------------------------------------------------------------
      Issue                                                                          Acquisition Date      Cost           Value
      ---------------------------------------------------------------------------------------------------------------------------
      Genworth Life Insurance Co., 5.41% due 10/01/2007...........................      10/02/2006      $ 3,000,000   $ 3,000,000
      Jackson National Life Insurance Co., 5.38% due 5/01/2008....................       5/01/2007        9,000,000     9,000,000
      ---------------------------------------------------------------------------------------------------------------------------
      Total.......................................................................                      $12,000,000   $12,000,000
                                                                                                        ===========   ===========
      ---------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

                      (This Page Intentionally Left Blank)

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Statements of Assets and Liabilities as of June 30, 2007 (Unaudited)
================================================================================

                                                        BlackRock                             BlackRock          BlackRock
                                                        Balanced           BlackRock         Fundamental           Global
                                                         Capital             Bond              Growth            Allocation
                                                        Portfolio          Portfolio          Portfolio          Portfolio
-----------------------------------------------------------------------------------------------------------------------------
       Assets:
       Investments in unaffiliated
         securities, at value*+++ ................   $   959,187,803    $   186,854,052    $   214,564,064    $   305,468,183
       Investments in affiliated
         securities, at value++++++ ..............        24,546,672                 --         14,646,646         14,257,336
       Receivable from custodian .................                --                 --          3,385,200                 --
       Options purchased, at
         value+++++ ..............................            27,180          1,106,683          1,201,545            701,308
       Unrealized appreciation
         on swaps ................................           265,301            107,849                 --                 --
       Unrealized appreciation
         on forward foreign
         exchange contracts ......................                --                 --                 --            220,232
       Cash ......................................                --             53,837              7,966            204,273
       Foreign cash++++ ..........................         2,578,057          1,176,544                 --            466,885
       Receivable for securities
         sold ....................................       149,952,424         51,095,644                 --            816,880
       Interest receivable .......................         1,915,441            806,643                 --          1,165,031
       Dividends receivable ......................           766,027              7,870            203,751            498,346
       Receivable for capital
         shares sold .............................                --              3,458                250              9,719
       Receivable for paydowns ...................            56,253             35,152                 --                 --
       Receivable for securities
         lending .................................               783                 --              2,093                 --
       Receivable for swaps ......................            40,714             94,494                 --                 --
       Swaps premiums paid .......................             4,233              1,703                 --                 --
       Prepaid expenses and other
         assets ..................................            11,155              5,534             12,553              6,880
                                                     ---------------    ---------------    ---------------    ---------------
       Total assets ..............................     1,139,352,043        241,349,463        234,024,068        323,815,073
                                                     ---------------    ---------------    ---------------    ---------------

       Liabilities:
       Reverse repurchase agreements .............                --                 --                 --                 --
       Interest on reverse
         repurchase agreements ...................                --                 --                 --                 --
       Collateral on securities
         loaned, at value ........................                --                 --         10,949,550                 --
       Unrealized depreciation
         on swaps ................................           897,485            435,787                 --              5,556
       Options written, at value++ ...............                --            123,706          1,627,834          1,715,980
       Unrealized depreciation on
         forward foreign exchange
         contracts ...............................           314,156                 --                 --             42,815
       Payable for securities
         purchased ...............................       215,524,682        109,300,406            645,953          1,482,864
       Bank overdraft ............................           185,468                 --                 --                 --
       TBA Sale Commitments at
         value** .................................        58,225,114         18,410,227                 --                 --
       Payable for capital shares
         redeemed ................................           508,208                277             68,255            337,887
       Payable for variation margin ..............            18,106             52,866                 --              6,168
       Payable for swaps .........................           628,727            231,871                 --                207
       Payable for options
         purchased ...............................                --                 --                 --             62,639
       Payable for dividends and
         distributions to
         shareholders ............................                --            405,122                 --                 --
       Payable to investment
         adviser--net ............................           232,554             32,165             59,321             84,446
       Payable for other
         affiliates ..............................             9,368              2,324              3,488              4,141
       Deferred foreign capital
         gain tax ................................                --                 --            461,149             26,753
       Accrued expenses and other
         liabilities .............................           211,771             39,462             53,161            114,102
                                                     ---------------    ---------------    ---------------    ---------------
       Total liabilities .........................       276,755,639        129,034,213         13,868,711          3,883,558
                                                     ---------------    ---------------    ---------------    ---------------
       Net Assets ................................   $   862,596,404    $   112,315,250    $   220,155,357    $   319,931,515
                                                     ===============    ===============    ===============    ===============

       Net Assets Consist of:
       Undistributed (accumulated
         distributions in excess
         of) investment
         income--net .............................   $    11,032,802    $      (485,898)   $       688,467   $     3,344,799
       Undistributed (accumulated)
         realized capital gains
         (losses)--net ...........................       (53,200,514)        (2,451,319)      (104,009,439)        14,888,915
       Unrealized appreciation
         (depreciation)--net .....................       144,211,110         (1,239,653)        24,758,349         58,374,628
                                                     ---------------    ---------------    ---------------    ---------------
       Total accumulated earnings
         (losses)--net ...........................       102,043,398         (4,176,870)       (78,562,623)        76,608,342
                                                     ---------------    ---------------    ---------------    ---------------
       Common Stock, $.10 par
         value+ ..................................         5,131,082          1,007,331            871,965          1,735,054
       Paid--in capital in excess
         of par ..................................       755,421,924        115,484,789        297,846,015        241,588,119
                                                     ---------------    ---------------    ---------------    ---------------
       Net Assets ................................   $   862,596,404    $   112,315,250    $   220,155,357    $   319,931,515
                                                     ===============    ===============    ===============    ===============
       Capital shares outstanding ................        51,310,821         10,073,311          8,719,651         17,350,538
                                                     ===============    ===============    ===============    ===============
       Net asset value, offering
         and redemption price per
         share ...................................   $         16.81    $         11.15    $         25.25    $         18.44
                                                     ===============    ===============    ===============    ===============
     * Identified cost for
         unaffiliated securities .................   $   813,714,735    $   187,602,511    $   188,787,190    $   246,486,401
                                                     ===============    ===============    ===============    ===============
    ** Proceeds paid TBA Sale
         Commitments .............................   $    58,516,090    $    18,523,985                 --                 --
                                                     ===============    ===============    ===============    ===============
     + Authorized shares .........................       300,000,000        100,000,000        100,000,000        100,000,000
                                                     ===============    ===============    ===============    ===============
    ++ Premiums received .........................                --    $        84,500    $     1,079,001    $     1,311,889
                                                     ===============    ===============    ===============    ===============
   +++ Securities loaned .........................                --                 --    $    10,595,868                 --
                                                     ===============    ===============    ===============    ===============
  ++++ Cost ......................................   $     2,862,889    $     1,228,641                 --    $       465,231
                                                     ===============    ===============    ===============    ===============
 +++++ Premiums paid .............................   $        40,882    $     1,250,281    $     1,210,232    $     1,125,858
                                                     ===============    ===============    ===============    ===============
++++++ Identified cost for
         affiliated securities ...................   $    24,546,672                 --    $    14,646,646    $    14,257,336
                                                     ===============    ===============    ===============    ===============

                                                        BlackRock          BlackRock          BlackRock          BlackRock
                                                        Government            High            Large Cap            Money
                                                          Income             Income              Core              Market
                                                        Portfolio          Portfolio          Portfolio          Portfolio
-----------------------------------------------------------------------------------------------------------------------------
       Assets:
       Investments in unaffiliated
         securities, at value*+++ ................   $   361,794,372    $    53,929,750    $   325,430,090    $   310,193,132
       Investments in affiliated
         securities, at value++++++ ..............         1,690,397          3,603,967         18,784,500                 --
       Receivable from custodian .................                --                 --                 --                 --
       Options purchased, at
         value+++++ ..............................         1,015,266                 --                 --                 --
       Unrealized appreciation
         on swaps ................................         2,600,843              1,773                 --                 --
       Unrealized appreciation
         on forward foreign
         exchange contracts ......................                --                 --                 --                 --
       Cash ......................................         3,495,515            264,253                 --             15,613
       Foreign cash++++ ..........................                --                 --                 --                 --
       Receivable for securities
         sold ....................................       102,949,572            153,459                 --                 --
       Interest receivable .......................        28,339,273          1,067,098                 --            943,319
       Dividends receivable ......................                --                 --            154,460                 --
       Receivable for capital
         shares sold .............................           134,010             16,890                 15          3,408,951
       Receivable for paydowns ...................           103,741              2,309                 --                 --
       Receivable for securities
         lending .................................                --                 --             11,965                 --
       Receivable for swaps ......................           743,401                789                 --                 --
       Swaps premiums paid .......................                --                 --                 --                 --
       Prepaid expenses and other
         assets ..................................             2,372                607              3,529              3,635
                                                     ---------------    ---------------    ---------------    ---------------
       Total assets ..............................       502,868,762         59,040,895        344,384,559        314,564,650
                                                     ---------------    ---------------    ---------------    ---------------

       Liabilities:
       Reverse repurchase agreements .............         9,699,000                 --                 --                 --
       Interest on reverse
         repurchase agreements ...................             4,316                 --                 --                 --
       Collateral on securities
         loaned, at value ........................                --                 --         18,784,500                 --
       Unrealized depreciation
         on swaps ................................         2,938,710                 --                 --                 --
       Options written, at value++ ...............         1,058,851                 --                 --                 --
       Unrealized depreciation on
         forward foreign exchange
         contracts ...............................                --                 --                 --                 --
       Payable for securities
         purchased ...............................       302,200,089          1,188,185                 --                 --
       Bank overdraft ............................                --                 --            776,661                 --
       TBA Sale Commitments at
         value** .................................        29,899,748                 --                 --                 --
       Payable for capital shares
         redeemed ................................               632                152            211,877            146,220
       Payable for variation margin ..............           139,392                 --                 --                 --
       Payable for swaps .........................           255,128                 --                 --                 --
       Payable for options
         purchased ...............................                --                 --                 --                 --
       Payable for dividends and
         distributions to
         shareholders ............................           565,436            346,639                 --          1,302,923
       Payable to investment
         adviser--net ............................            44,616             13,659             88,430             89,040
       Payable for other
         affiliates ..............................             2,924              1,517              4,305              4,131
       Deferred foreign capital
         gain tax ................................                --                 --                 --                 --
       Accrued expenses and other
         liabilities .............................            57,285              9,777             45,434             64,611
                                                     ---------------    ---------------    ---------------    ---------------
       Total liabilities .........................       346,866,127          1,559,929         19,911,207          1,606,925
                                                     ---------------    ---------------    ---------------    ---------------
       Net Assets ................................   $   156,002,635    $    57,480,966    $   324,473,352    $   312,957,725
                                                     ===============    ===============    ===============    ===============

       Net Assets Consist of:
       Undistributed  accumulated
         distributions in excess
         of investment
         income--net .............................   $      (568,886)   $      (107,676)   $     2,072,690    $           139
       Undistributed accumulated
         realized capital gains
          losses--net ...........................         (7,031,659)       (38,428,969)        24,027,651               (148)
       Unrealized appreciation
          depreciation--net .....................            803,667            128,209         55,419,371                 --
                                                     ---------------    ---------------    ---------------    ---------------
       Total accumulated earnings
          losses--net ...........................         (6,796,878)       (38,408,436)        81,519,712                 (9)
                                                     ---------------    ---------------    ---------------    ---------------
       Common Stock, $.10 par
         value+ ..................................         1,440,967            999,736          1,210,429         31,295,773
       Paid--in capital in excess
         of par ..................................       161,358,546         94,889,666        241,743,211        281,661,961
                                                     ---------------    ---------------    ---------------    ---------------
       Net Assets ................................   $   156,002,635    $    57,480,966    $   324,473,352    $   312,957,725
                                                     ===============    ===============    ===============    ===============
       Capital shares outstanding ................        14,409,671          9,997,364         12,104,291        312,957,734
                                                     ===============    ===============    ===============    ===============
       Net asset value, offering
         and redemption price per
         share ...................................   $         10.83    $          5.75    $         26.81    $          1.00
                                                     ===============    ===============    ===============    ===============
     * Identified cost for
         unaffiliated securities .................   $   360,517,034    $    53,803,314    $   270,010,719    $   310,193,132
                                                     ===============    ===============    ===============    ===============
    ** Proceeds paid TBA Sale
         Commitments .............................   $    30,019,549                 --                 --                 --
                                                     ===============    ===============    ===============    ===============
     + Authorized shares .........................       100,000,000        100,000,000        100,000,000      2,000,000,000
                                                     ===============    ===============    ===============    ===============
    ++ Premiums received .........................   $       738,300                 --                 --                 --
                                                     ===============    ===============    ===============    ===============
   +++ Securities loaned .........................                --                 --    $    18,297,486                 --
                                                     ===============    ===============    ===============    ===============
  ++++ Cost ......................................                --                 --                 --                 --
                                                     ===============    ===============    ===============    ===============
 +++++ Premiums paid .............................   $       706,100                 --                 --                 --
                                                     ===============    ===============    ===============    ===============
++++++ Identified cost for
         affiliated securities ...................   $     1,687,572    $     3,603,967    $    18,784,500                 --
                                                     ===============    ===============    ===============    ===============

       See Notes to Financial Statements.


                                     90 & 91

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Statements of Operations for the Six Months Ended June 30, 2007  (Unaudited)
================================================================================

                                                                 BlackRock                       BlackRock      BlackRock
                                                                 Balanced        BlackRock      Fundamental       Global
                                                                  Capital          Bond           Growth        Allocation
                                                                 Portfolio       Portfolio      Portfolio       Portfolio
----------------------------------------------------------------------------------------------------------------------------
     Investment Income:
     Interest**+ ...........................................   $  7,823,698    $  3,040,650    $    112,001    $  2,248,394
     Dividends* ............................................      4,979,037          15,750       1,056,385       2,575,874
     Securities lending--net ...............................          3,385              --           7,544              --
     Other Income ..........................................             --              --              --              --
                                                               ------------    ------------    ------------    ------------
     Total income ..........................................     12,806,120       3,056,400       1,175,930       4,824,268
                                                               ------------    ------------    ------------    ------------

     Expenses:
     Investment advisory fees ..............................      1,451,431         191,994         376,336         524,030
     Accounting services ...................................        178,750          28,319          46,115          61,445
     Professional fees .....................................         23,057          18,674          18,271          26,911
     Custodian fees ........................................         35,741          13,134          25,063         109,618
     Printing and shareholder
       reports .............................................         21,311           3,190           5,658           7,084
     Directors' fees and expenses ..........................         19,946           3,389           5,565           6,921
     Pricing services ......................................         16,123          15,266             906          16,278
     Transfer agent fees ...................................          2,431           2,732           2,438           2,275
     Interest expense ......................................             --              --              --              --
       Other ...............................................         13,446           3,765           7,111           7,720
                                                               ------------    ------------    ------------    ------------
     Total expenses before waiver ..........................      1,762,236         280,463         487,463         762,282
     Waiver of expenses ....................................             --            (669)             --          (3,636)
                                                               ------------    ------------    ------------    ------------
     Total expenses after waiver ...........................      1,762,236         279,794         487,463         758,646
                                                               ------------    ------------    ------------    ------------
     Investment income--net ................................     11,043,884       2,776,606         688,467       4,065,622
                                                               ------------    ------------    ------------    ------------

     Realized & Unrealized Gain Loss--Net
     Realized gain loss on:
       Investments--net*** .................................     18,361,115      (1,104,202)     13,801,810      14,147,516
       Foreign currency
         transactions--net .................................       (236,163)        (73,932)        (35,462)       (386,627)
       Financial futures contracts
         and swaps--net ....................................       (476,908)        (69,966)             --        (489,200)
       Options written--net ................................        126,160          50,160              --         261,262
                                                               ------------    ------------    ------------    ------------
     Total realized gain loss--net .......................       17,774,204      (1,197,940)     13,766,348      13,532,951
                                                               ------------    ------------    ------------    ------------
     Change in unrealized
       appreciation/depreciation on:
       Investments--net**** ................................     25,124,165        (684,805)      1,758,490       6,524,118
       Foreign currency
         transactions--net .................................       (514,282)        (20,089)         (5,788)        159,451
       Financial futures contracts
         and swaps--net ....................................     (1,437,972)       (751,542)             --         113,896
       Options written--net ................................        (46,555)        (57,716)       (548,833)        461,125
                                                               ------------    ------------    ------------    ------------
     Total change in unrealized
       appreciation/depreciation--net ......................     23,125,356      (1,514,152)      1,203,869       7,258,590
                                                               ------------    ------------    ------------    ------------
     Total realized and unrealized
       gain loss--net ....................................       40,899,560      (2,712,092)     14,970,217      20,791,541
                                                               ------------    ------------    ------------    ------------
     Net Increase decrease in
       Net Assets Resulting from
       Operations ..........................................   $ 51,943,444    $     64,514    $ 15,658,684    $ 24,857,163
                                                               ============    ============    ============    ============
   * Net of foreign withholding tax ........................   $     93,318              --    $     23,244    $    157,037
                                                               ============    ============    ============    ============
  ** Interest from affiliates ..............................   $    429,465              --    $    112,001    $    318,403
                                                               ============    ============    ============    ============
 *** Net of foreign capital gain
       tax .................................................             --              --    $     59,047    $      4,626
                                                               ============    ============    ============    ============
**** Net of deferred foreign
       capital gain tax ....................................             --              --    $    461,149    $     22,300
                                                               ============    ============    ============    ============
   + Net of foreign witholding tax .........................   $      1,551    $        640              --    $      2,925
                                                               ============    ============    ============    ============

                                                                 BlackRock      BlackRock       BlackRock       BlackRock
                                                                Government        High          Large Cap         Money
                                                                  Income         Income           Core            Market
                                                                Portfolio       Portfolio       Portfolio       Portfolio
---------------------------------------------------------------------------------------------------------------------------
     Investment Income:
     Interest**+ ...........................................   $  4,461,477    $  2,366,859    $      1,787    $  8,082,554
     Dividends* ............................................             --              --       2,639,826              --
     Securities lending--net ...............................             --              --          34,152              --
     Other Income ..........................................             --           7,550              --              --
                                                               ------------    ------------    ------------    ------------
     Total income ..........................................      4,461,477       2,374,409       2,675,765       8,082,554
                                                               ------------    ------------    ------------    ------------

     Expenses:
     Investment advisory fees ..............................        272,455          98,637         547,620         510,272
     Accounting services ...................................         36,860          13,486          65,004          63,579
     Professional fees .....................................         16,455          16,233          17,334          18,021
     Custodian fees ........................................         17,994           6,706          22,403           6,414
     Printing and shareholder
       reports .............................................          4,088           1,392           7,570           7,636
     Directors' fees and expenses ..........................          4,260           1,670           7,409           7,670
     Pricing services ......................................          9,281          14,601             477             464
     Transfer agent fees ...................................          2,411           2,360           2,298           2,500
     Interest expense ......................................          4,499              --              --              --
       Other ...............................................          5,434           4,690           7,104           6,845
                                                               ------------    ------------    ------------    ------------
     Total expenses before waiver ..........................        373,737         159,775         677,219         623,401
     Waiver of expenses ....................................             --         (13,411)             --              --
                                                               ------------    ------------    ------------    ------------
     Total expenses after waiver ...........................        373,737         146,364         677,219         623,401
                                                               ------------    ------------    ------------    ------------
     Investment income--net ................................      4,087,740       2,228,045       1,998,546       7,459,153
                                                               ------------    ------------    ------------    ------------

     Realized & Unrealized Gain Loss--Net
     Realized gain loss on:
       Investments--net*** .................................     (6,629,680)        214,467      18,379,969              (9)
       Foreign currency
         transactions--net .................................             --              --              --              --
       Financial futures contracts
         and swaps--net ....................................      1,839,051           5,589              --              --
       Options written--net ................................             --              --              --              --
                                                               ------------    ------------    ------------    ------------
     Total realized gain loss--net .......................       (4,790,629)        220,056      18,379,969              (9)
                                                               ------------    ------------    ------------    ------------
     Change in unrealized
       appreciation/depreciation on:
       Investments--net**** ................................      1,381,926        (357,677)         81,314          67,383
       Foreign currency
         transactions--net .................................             --              --              --              --
       Financial futures contracts
         and swaps--net ....................................     (1,643,522)          1,773              --              --
       Options written--net ................................       (320,551)             --              --              --
                                                               ------------    ------------    ------------    ------------
     Total change in unrealized
       appreciation/depreciation--net ......................       (582,147)       (355,904)         81,314          67,383
                                                               ------------    ------------    ------------    ------------
     Total realized and unrealized
       gain loss--net ....................................       (5,372,776)       (135,848)     18,461,283          67,374
                                                               ------------    ------------    ------------    ------------
     Net Increase decrease in
       Net Assets Resulting from
       Operations ..........................................   $ (1,285,036)   $  2,092,197    $ 20,459,829    $  7,526,527
                                                               ============    ============    ============    ============
   * Net of foreign withholding tax ........................             --              --              --              --
                                                               ============    ============    ============    ============
  ** Interest from affiliates ..............................   $     25,350    $     44,678    $      1,787              --
                                                               ============    ============    ============    ============
 *** Net of foreign capital gain
       tax .................................................             --              --              --              --
                                                               ============    ============    ============    ============
**** Net of deferred foreign
       capital gain tax ....................................             --              --              --              --
                                                               ============    ============    ============    ============
   + Net of foreign witholding tax .........................             --              --              --              --
                                                               ============    ============    ============    ============

     See Notes to Financial Statements.


                                     92 & 93

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Statements of Changes in Net Assets
================================================================================

                                                                            BlackRock                         BlackRock
                                                                    Balanced Capital Portfolio              Bond Portfolio
                                                                  ------------------------------    -------------------------------
                                                                   For the Six        For the        For the Six         For the
                                                                   Months Ended     Year Ended       Months Ended       Year Ended
                                                                  June 30, 2007     December 31,    June 30, 2007      December 31,
  Increase (Decrease) in Net Assets:                               (Unaudited)         2006          (Unaudited)          2006
  ---------------------------------------------------------------------------------------------------------------------------------
  Operations:
  Investment income--net ......................................   $  11,043,884    $  22,626,877    $   2,776,606     $   5,464,277
  Realized gain (loss)--net ...................................      17,774,204       34,695,375       (1,197,940)       (1,037,292)
  Change in unrealized appreciation/depreciation--net .........      23,125,356       54,572,810       (1,514,152)          426,914
                                                                  -------------    -------------    -------------     -------------
  Net increase in net assets resulting from operations ........      51,943,444      111,895,062           64,514         4,853,899
                                                                  -------------    -------------    -------------     -------------
  Dividends & Distributions to Shareholders:
  Investment income--net ......................................              --      (22,161,687)      (2,645,462)+      (5,421,591)
  Tax return of capital .......................................              --               --               --           (19,907)
                                                                  -------------    -------------    -------------     -------------
  Net decrease in net assets resulting from dividends and
     distributions to shareholders ............................              --      (22,161,687)      (2,645,462)       (5,441,498)
                                                                  -------------    -------------    -------------     -------------

  Capital Share Transactions:
  Net decrease in net assets derived from capital
     share transactions .......................................     (51,556,578)     (75,044,107)      (1,254,749)       (6,099,540)
                                                                  -------------    -------------    -------------     -------------

  Net Assets:
  Total increase (decrease) in net assets .....................         386,866       14,689,268       (3,835,697)       (6,687,139)
  Beginning of period .........................................     862,209,538      847,520,270      116,150,947       122,838,086
                                                                  -------------    -------------    -------------     -------------
  End of period* ..............................................   $ 862,596,404    $ 862,209,538    $ 112,315,250     $ 116,150,947
                                                                  =============    =============    =============     =============
* Undistributed (accumulated distributions in excess of)
     investment income--net ...................................   $  11,032,802    $     (11,082)   $    (485,898)    $    (617,042)
                                                                  =============    =============    =============     =============

+ A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.

  See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Statements of Changes in Net Assets (Continued)
================================================================================

                                                                             BlackRock                          BlackRock
                                                                    Fundamental Growth Portfolio       Global Allocation Portfolio
                                                                   ------------------------------    ------------------------------
                                                                    For the Six        For the        For the Six        For the
                                                                   Months Ended       Year Ended     Months Ended      Year Ended
                                                                   June 30, 2007     December 31,    June 30, 2007     December 31,
  Increase (Decrease) in Net Assets:                                (Unaudited)         2006          (Unaudited)          2006
  ---------------------------------------------------------------------------------------------------------------------------------
  Operations:
  Investment income--net .......................................   $     688,467    $   2,188,701    $   4,065,622    $   6,999,530
  Realized gain--net ...........................................      13,766,348       22,716,380       13,532,951       25,621,979
  Change in unrealized appreciation/depreciation--net ..........       1,203,869      (13,431,142)       7,258,590       11,833,825
                                                                   -------------    -------------    -------------    -------------
  Net increase in net assets resulting from operations .........      15,658,684       11,473,939       24,857,163       44,455,334
                                                                   -------------    -------------    -------------    -------------

  Dividends & Distributions to Shareholders:
  Investment income--net .......................................              --       (2,180,006)              --       (8,549,991)
  Realized gain--net ...........................................              --               --               --      (24,838,310)
                                                                   -------------    -------------    -------------    -------------
  Net decrease in net assets resulting from dividends and
     distributions to shareholders .............................              --       (2,180,006)              --      (33,388,301)
                                                                   -------------    -------------    -------------    -------------

  Capital Share Transactions:
  Net increase (decrease) in net assets derived from capital
     share transactions ........................................     (24,244,340)     (37,612,349)     (10,146,931)      31,097,281
                                                                   -------------    -------------    -------------    -------------

  Net Assets:
  Total increase (decrease) in net assets ......................      (8,585,656)     (28,318,416)      14,710,232       42,164,314
  Beginning of period ..........................................     228,741,013      257,059,429      305,221,283      263,056,969
                                                                   -------------    -------------    -------------    -------------
  End of period* ...............................................   $ 220,155,357    $ 228,741,013    $ 319,931,515    $ 305,221,283
                                                                   =============    =============    =============    =============
* Undistributed (accumulated distributions in excess of)
     investment income--net ....................................   $     688,467               --    $   3,344,799    $    (720,823)
                                                                   =============    =============    =============    =============

  See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Statements of Changes in Net Assets (Continued)
================================================================================

                                                                              BlackRock                       BlackRock
                                                                     Government Income Portfolio         High Income Portfolio
                                                                   ------------------------------    ------------------------------
                                                                    For the Six       For the         For the Six       For the
                                                                   Months Ended     Year Ended       Months Ended      Year Ended
                                                                   June 30, 2007    December 31,     June 30, 2007    December 31,
  Increase (Decrease) in Net Assets:                                (Unaudited)         2006          (Unaudited)         2006
  ---------------------------------------------------------------------------------------------------------------------------------
  Operations:
  Investment income--net .......................................   $   4,087,740    $   8,030,068    $   2,228,045    $   4,331,018
  Realized gain (loss)--net ....................................      (4,790,629)      (1,308,093)         220,056         (675,955)
  Change in unrealized appreciation/depreciation--net ..........        (582,147)         135,039         (355,904)       1,271,236
                                                                   -------------    -------------    -------------    -------------
  Net increase (decrease) in net assets resulting
     from operations ...........................................      (1,285,036)       6,857,014        2,092,197        4,926,299
                                                                   -------------    -------------    -------------    -------------

  Dividends & Distributions to Shareholders:
  Investment income--net .......................................      (4,077,986)      (8,117,609)      (2,233,763)      (4,331,020)
                                                                   -------------    -------------    -------------    -------------
  Net decrease in net assets resulting from dividends and
     distributions to shareholders .............................      (4,077,986)      (8,117,609)      (2,233,763)      (4,331,020)
                                                                   -------------    -------------    -------------    -------------

  Capital Share Transactions:
  Net decrease in net assets derived from capital
     share transactions ........................................      (7,200,128)     (13,073,293)        (384,786)        (735,314)
                                                                   -------------    -------------    -------------    -------------

  Net Assets:
  Total decrease in net assets .................................     (12,563,150)     (14,333,888)        (526,352)        (140,035)
  Beginning of period ..........................................     168,565,785      182,899,673       58,007,318       58,147,353
                                                                   -------------    -------------    -------------    -------------
  End of period* ...............................................   $ 156,002,635    $ 168,565,785    $  57,480,966    $  58,007,318
                                                                   =============    =============    =============    =============
* Accumulated distributions in excess of investment
     income--net ...............................................   $    (568,886)   $    (578,640)   $    (107,676)   $    (101,958)
                                                                   =============    =============    =============    =============

  See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Statements of Changes in Net Assets (Concluded)
================================================================================

                                                                              BlackRock                        BlackRock
                                                                      Large Cap Core Portfolio           Money Market Portfolio
                                                                   ------------------------------    ------------------------------
                                                                    For the Six        For the        For the Six        For the
                                                                    Months Ended     Year Ended       Months Ended      Year Ended
                                                                   June 30, 2007     December 31,    June 30, 2007     December 31,
  Increase (Decrease) in Net Assets:                                (Unaudited)          2006         (Unaudited)          2006
  ---------------------------------------------------------------------------------------------------------------------------------
  Operations:
  Investment income--net .......................................   $   1,998,546    $   3,074,148    $   7,459,153    $  14,175,398
  Realized gain (loss)--net ....................................      18,379,969       30,808,069               (9)             (15)
  Change in unrealized appreciation/depreciation--net ..........          81,314       10,112,316           67,383           97,507
                                                                   -------------    -------------    -------------    -------------
  Net increase in net assets resulting from operations .........      20,459,829       43,994,533        7,526,527       14,272,890
                                                                   -------------    -------------    -------------    -------------

  Dividends & Distributions to Shareholders:
  Investment income--net .......................................              --       (3,003,378)      (7,459,153)     (14,175,383)
  Realized gain--net ...........................................              --      (24,996,213)              --               --
                                                                   -------------    -------------    -------------    -------------
  Net decrease in net assets resulting from dividends and
     distributions to shareholders .............................              --      (27,999,591)      (7,459,153)     (14,175,383)
                                                                   -------------    -------------    -------------    -------------

  Capital Share Transactions:
  Net increase (decrease) in net assets derived from capital
     share transactions ........................................     (16,173,852)      (3,753,651)       9,710,375         (916,804)
                                                                   -------------    -------------    -------------    -------------

  Net Assets:
  Total increase (decrease) in net assets ......................       4,285,977       12,241,291        9,777,749         (819,297)
  Beginning of period ..........................................     320,187,375      307,946,084      303,179,976      303,999,273
                                                                   -------------    -------------    -------------    -------------
  End of period* ...............................................   $ 324,473,352    $ 320,187,375    $ 312,957,725    $ 303,179,976
                                                                   =============    =============    =============    =============
* Undistributed investment income--net .........................   $   2,072,690    $      74,144    $         139    $         139
                                                                   =============    =============    =============    =============

  See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Financial Highlights
================================================================================

                                                                                   BlackRock Balanced Capital Portfolio
                                                                           -------------------------------------------------
                                                                            For the Six
    The following per share data and ratios                                 Months Ended     For the Year Ended December 31,
    have been derived from information                                     June 30, 2007     -------------------------------
    provided in the financial statements.                                   (unaudited)          2006               2005
    ------------------------------------------------------------------------------------------------------------------------
    Per Share Operating Performance:
    Net asset value, beginning of period ................................   $     15.83       $     14.24        $     13.95
                                                                            -----------       -----------        -----------
    Investment income--net** ............................................           .21               .40                .31
    Realized and unrealized gain (loss)--net ............................           .77              1.61                .31
                                                                            -----------       -----------        -----------
    Total from investment operations ....................................           .98              2.01                .62
                                                                            -----------       -----------        -----------
    Less Dividends from investment income--net ..........................            --              (.42)              (.33)
                                                                            -----------       -----------        -----------
    Net asset value, end of period ......................................   $     16.81       $     15.83        $     14.24
                                                                            ===========       ===========        ===========

    Total Investment Return+:
    Based on net asset value per share ..................................          6.19%++          14.09%              4.45%
                                                                            ===========       ===========        ===========

    Ratios to Average Net Assets:
    Expenses ............................................................           .41%*             .42%               .42%
                                                                            ===========       ===========        ===========
    Investment income--net ..............................................          2.56%*            2.69%              2.19%
                                                                            ===========       ===========        ===========

    Supplemental Data:
    Net assets, end of period (in thousands) ............................   $   862,596       $   862,210        $   847,520
                                                                            ===========       ===========        ===========
    Portfolio turnover ..................................................            55%+++           113%                90%
                                                                            ===========       ===========        ===========
                                                                               BlackRock Balanced Capital Portfolio
                                                                           --------------------------------------------

    The following per share data and ratios                                       For the Year Ended December 31,
    have been derived from information                                     --------------------------------------------
    provided in the financial statements.                                      2004            2003            2002
    -------------------------------------------------------------------------------------------------------------------
    Per Share Operating Performance:
    Net asset value, beginning of period ................................   $     13.13     $     11.07     $     13.14
                                                                            -----------     -----------     -----------
    Investment income--net** ............................................           .27             .27             .35
    Realized and unrealized gain (loss)--net ............................           .86            2.09           (2.05)
                                                                            -----------     -----------     -----------
    Total from investment operations ....................................          1.13            2.36           (1.70)
                                                                            -----------     -----------     -----------
    Less Dividends from investment income--net ..........................          (.31)           (.30)           (.37)
                                                                            -----------     -----------     -----------
    Net asset value, end of period ......................................   $     13.95     $     13.13     $     11.07
                                                                            ===========     ===========     ===========

    Total Investment Return+:
    Based on net asset value per share ..................................          8.64%          21.29%         (12.89%)
                                                                            ===========     ===========     ===========

    Ratios to Average Net Assets:
    Expenses ............................................................           .40%            .40%            .40%
                                                                            ===========     ===========     ===========
    Investment income--net ..............................................          2.00%           2.24%           2.81%
                                                                            ===========     ===========     ===========

    Supplemental Data:
    Net assets, end of period (in thousands) ............................   $   913,930     $   962,519     $   880,758
                                                                            ===========     ===========     ===========
    Portfolio turnover ..................................................            86%            105%             35%
                                                                            ===========     ===========     ===========

  * Annualized.

 ** Based on average shares outstanding.

  + Total investment returns exclude insurance-related fees and expenses.

 ++ Aggregate total investment return.

+++ Excludes dollar roll transactions.

    See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                                                        BlackRock Bond Portfolio
                                                                             ------------------------------------------------
                                                                             For the Six
     The following per share data and ratios                                 Months Ended     For the Year Ended December 31,
     have been derived from information                                     June 30, 2007     -------------------------------
     provided in the financial statements.                                   (unaudited)           2006              2005
     ------------------------------------------------------------------------------------------------------------------------
     Per Share Operating Performance:
     Net asset value, beginning of period ................................   $     11.41        $     11.45       $     11.85
                                                                             -----------        -----------       -----------
     Investment income--net** ............................................           .27                .52               .44
     Realized and unrealized gain (loss)--net ............................          (.27)              (.05)             (.21)
                                                                             -----------        -----------       -----------
     Total from investment operations ....................................            --                .47               .23
                                                                             -----------        -----------       -----------

     Less Dividends & Distributions:
     Investment income--net ..............................................          (.26)##            (.51)             (.58)
     Realized gain--net ..................................................            --                 --              (.05)
     Tax return of capital ...............................................            --                 --#               --
                                                                             -----------        -----------       -----------
     Total dividends and distributions ...................................          (.26)              (.51)             (.63)
                                                                             -----------        -----------       -----------
     Net asset value, end of period ......................................   $     11.15        $     11.41       $     11.45
                                                                             ===========        ===========       ===========

     Total Investment Return+:
     Based on net asset value per share ..................................          0.00%++            4.37%             2.01%
                                                                             ===========        ===========       ===========

     Ratios to Average Net Assets:
     Expenses net of waiver ..............................................           .49%*              .50%              .49%
                                                                             ===========        ===========       ===========
     Expenses ............................................................           .49%*              .52%              .50%
                                                                             ===========        ===========       ===========
     Investment income--net ..............................................          4.87%*             4.65%             3.73%
                                                                             ===========        ===========       ===========

     Supplemental Data:
     Net assets, end of period (in thousands) ............................   $   112,315        $   116,151       $   122,838
                                                                             ===========        ===========       ===========
     Portfolio turnover ..................................................            41%+++            312%              236%
                                                                             ===========        ===========       ===========

                                                                                       BlackRock Bond Portfolio
                                                                             -------------------------------------------

     The following per share data and ratios                                       For the Year Ended December 31,
     have been derived from information                                      -------------------------------------------
     provided in the financial statements.                                      2004            2003            2002
     -------------------------------------------------------------------------------------------------------------------
     Per Share Operating Performance:
     Net asset value, beginning of period ................................   $     11.86     $     11.89     $     11.35
                                                                             -----------     -----------     -----------
     Investment income--net** ............................................           .37             .43             .55
     Realized and unrealized gain (loss)--net ............................           .16             .14             .54
                                                                             -----------     -----------     -----------
     Total from investment operations ....................................           .53             .57            1.09
                                                                             -----------     -----------     -----------

     Less Dividends & Distributions:
     Investment income--net ..............................................          (.52)           (.45)           (.55)
     Realized gain--net ..................................................          (.02)           (.15)             --
     Tax return of capital ...............................................            --              --              --
                                                                             -----------     -----------     -----------
     Total dividends and distributions ...................................          (.54)           (.60)           (.55)
                                                                             -----------     -----------     -----------
     Net asset value, end of period ......................................   $     11.85     $     11.86     $     11.89
                                                                             ===========     ===========     ===========

     Total Investment Return+:
     Based on net asset value per share ..................................          4.48%           4.95%           9.95%
                                                                             ===========     ===========     ===========

     Ratios to Average Net Assets:
     Expenses net of waiver ..............................................           .46%            .46%            .43%
                                                                             ===========     ===========     ===========
     Expenses ............................................................           .46%            .46%            .43%
                                                                             ===========     ===========     ===========
     Investment income--net ..............................................          3.12%           3.62%           4.73%
                                                                             ===========     ===========     ===========

     Supplemental Data:
     Net assets, end of period (in thousands) ............................   $   135,237     $   136,698     $   145,500
                                                                             ===========     ===========     ===========
     Portfolio turnover ..................................................           220%            272%            270%
                                                                             ===========     ===========     ===========

  * Annualized.

 ** Based on average shares outstanding.

  + Total investment returns exclude insurance-related fees and expenses.

 ++ Aggregate total investment return.

+++ Excludes dollar roll transactions.

  # Amount is less than $(.01) per share.

 ## A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.

    See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                                                BlackRock Fundamental Growth Portfolio
                                                                          ------------------------------------------------
                                                                           For the Six
   The following per share data and ratios                                 Months Ended    For the Year Ended December 31,
   have been derived from information                                     June 30, 2007     ------------------------------
   provided in the financial statements.                                   (unaudited)         2006               2005
   -----------------------------------------------------------------------------------------------------------------------
   Per Share Operating Performance:
   Net asset value, beginning of period ................................   $     23.55      $     22.69        $     21.19
                                                                           -----------      -----------        -----------
   Investment income--net** ............................................           .07              .21                .19
   Realized and unrealized gain (loss)--net ............................          1.63              .88               1.52
                                                                           -----------      -----------        -----------
   Total from investment operations ....................................          1.70             1.09               1.71
                                                                           -----------      -----------        -----------
   Less dividends from investment income--net ..........................            --             (.23)              (.21)
                                                                           -----------      -----------        -----------
   Net asset value, end of period ......................................   $     25.25      $     23.55        $     22.69
                                                                           ===========      ===========        ===========

   Total Investment Return+:
   Based on net asset value per share ..................................          7.22%++          4.78%              8.06%
                                                                           ===========      ===========        ===========

   Ratios to Average Net Assets:
   Expenses ............................................................           .44%*            .43%               .43%
                                                                           ===========      ===========        ===========
   Investment income--net ..............................................           .62%*            .90%               .88%
                                                                           ===========      ===========        ===========

   Supplemental Data:
   Net assets, end of period (in thousands) ............................   $   220,155      $   228,741        $   257,059
                                                                           ===========      ===========        ===========
   Portfolio turnover ..................................................            45%              75%                79%
                                                                           ===========      ===========        ===========
                                                                             BlackRock Fundamental Growth Portfolio
                                                                          --------------------------------------------

   The following per share data and ratios                                       For the Year Ended December 31,
   have been derived from information                                     --------------------------------------------
   provided in the financial statements.                                      2004            2003            2002
   -------------------------------------------------------------------------------------------------------------------
   Per Share Operating Performance:
   Net asset value, beginning of period ................................   $     19.92     $     15.53     $     21.82
                                                                           -----------     -----------     -----------
   Investment income--net** ............................................           .21             .08             .07
   Realized and unrealized gain (loss)--net ............................          1.29            4.39           (6.28)
                                                                           -----------     -----------     -----------
   Total from investment operations ....................................          1.50            4.47           (6.21)
                                                                           -----------     -----------     -----------
   Less dividends from investment income--net ..........................          (.23)           (.08)           (.08)
                                                                           -----------     -----------     -----------
   Net asset value, end of period ......................................   $     21.19     $     19.92     $     15.53
                                                                           ===========     ===========     ===========

   Total Investment Return+:
   Based on net asset value per share ..................................          7.51%          28.78%         (28.47%)
                                                                           ===========     ===========     ===========

   Ratios to Average Net Assets:
   Expenses ............................................................           .40%            .41%            .41%
                                                                           ===========     ===========     ===========
   Investment income--net ..............................................          1.06%            .45%            .38%
                                                                           ===========     ===========     ===========

   Supplemental Data:
   Net assets, end of period (in thousands) ............................   $   290,021     $   308,245     $   263,056
                                                                           ===========     ===========     ===========
   Portfolio turnover ..................................................            71%            104%             99%
                                                                           ===========     ===========     ===========

 * Annualized

** Based on average shares outstanding.

 + Total investment returns exclude insurance-related fees and expenses.

++ Aggregate total investment return.

   See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                                                 BlackRock Global Allocation Portfolio
                                                                          --------------------------------------------------
                                                                           For the Six
   The following per share data and ratios                                 Months Ended     For the Year Ended December 31,
   have been derived from information                                     June 30, 2007    ---------------------------------
   provided in the financial statements.                                   (unaudited)          2006                2005
   -------------------------------------------------------------------------------------------------------------------------
   Per Share Operating Performance:
   Net asset value, beginning of period ................................   $     17.03      $     16.35          $     15.41
                                                                           -----------      -----------          -----------
   Investment income--net** ............................................           .23              .43                  .37
   Realized and unrealized gain (loss)--net ............................          1.18             2.32                 1.29
                                                                           -----------      -----------          -----------
   Total from investment operations ....................................          1.41             2.75                 1.66
                                                                           -----------      -----------          -----------

   Less Dividends & Distributions:
   Investment income--net ..............................................            --             (.53)                (.52)
   Realized gain--net ..................................................            --            (1.54)                (.20)
                                                                           -----------      -----------          -----------
   Total dividends and distributions ...................................            --            (2.07)                (.72)
                                                                           -----------      -----------          -----------
   Net asset value, end of period ......................................   $     18.44      $     17.03          $     16.35
                                                                           ===========      ===========          ===========

   Total Investment Return+:
   Based on net asset value per share ..................................          8.28%++         16.89%#              10.84%
                                                                           ===========      ===========          ===========

   Ratios to Average Net Assets:
   Expenses, net of waiver .............................................           .49%*            .49%                 .49%
                                                                           ===========      ===========          ===========
   Expenses ............................................................           .49%*            .50%                 .51%
                                                                           ===========      ===========          ===========
   Investment income--net ..............................................          2.61%*           2.47%                2.36%
                                                                           ===========      ===========          ===========

   Supplemental Data:
   Net assets, end of period (in thousands) ............................   $   319,932      $   305,221          $   263,057
                                                                           ===========      ===========          ===========
   Portfolio turnover ..................................................            18%             102%                  38%
                                                                           ===========      ===========          ===========
                                                                             BlackRock Global Allocation Portfolio
                                                                          --------------------------------------------

   The following per share data and ratios                                      For the Year Ended December 31,
   have been derived from information                                     --------------------------------------------
   provided in the financial statements.                                       2004           2003            2002
   -------------------------------------------------------------------------------------------------------------------
   Per Share Operating Performance:
   Net asset value, beginning of period ................................   $     13.85     $     10.55     $     11.97
                                                                           -----------     -----------     -----------
   Investment income--net** ............................................           .32             .29             .34
   Realized and unrealized gain (loss)--net ............................          1.71            3.42           (1.30)
                                                                           -----------     -----------     -----------
   Total from investment operations ....................................          2.03            3.71            (.96)
                                                                           -----------     -----------     -----------

   Less Dividends & Distributions:
   Investment income--net ..............................................          (.47)           (.41)           (.46)
   Realized gain--net ..................................................            --              --              --
                                                                           -----------     -----------     -----------
   Total dividends and distributions ...................................          (.47)           (.41)           (.46)
                                                                           -----------     -----------     -----------
   Net asset value, end of period ......................................   $     15.41     $     13.85     $     10.55
                                                                           ===========     ===========     ===========

   Total Investment Return+:
   Based on net asset value per share ..................................         14.69%          35.24%          (8.01%)
                                                                           ===========     ===========     ===========

   Ratios to Average Net Assets:
   Expenses, net of waiver .............................................           .46%            .47%            .48%
                                                                           ===========     ===========     ===========
   Expenses ............................................................           .46%            .47%            .48%
                                                                           ===========     ===========     ===========
   Investment income--net ..............................................          2.18%           2.44%           2.99%
                                                                           ===========     ===========     ===========

   Supplemental Data:
   Net assets, end of period (in thousands) ............................   $   238,823     $   206,939     $   137,877
                                                                           ===========     ===========     ===========
   Portfolio turnover ..................................................            44%             47%             54%
                                                                           ===========     ===========     ===========

 * Annualized.

** Based on average shares outstanding.

 + Total investment returns exclude insurance-related fees and expenses.

++ Aggregate total investment return.

 # In 2006, Merrill Lynch Investment Managers, L.P. reimbursed the
   Portfolio related to a regulatory issue on an investment, which had a minimal impact on total investment return.

   See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                                                   BlackRock Government Income Portfolio
                                                                           ---------------------------------------------------
                                                                            For the Six
    The following per share data and ratios                                 Months Ended       For the Year Ended December 31,
    have been derived from information                                     June 30, 2007      --------------------------------
    provided in the financial statements.                                   (unaudited)            2006              2005
    --------------------------------------------------------------------------------------------------------------------------
    Per Share Operating Performance:
    Net asset value, beginning of period ................................   $     11.20        $     11.27        $     11.41
                                                                            -----------        -----------        -----------
    Investment income--net** ............................................           .28                .51                .44
    Realized and unrealized gain (loss)--net ............................          (.37)              (.06)              (.05)
                                                                            -----------        -----------        -----------
    Total from investment operations ....................................          (.09)               .45                .39
                                                                            -----------        -----------        -----------

    Less Dividends & Distributions:
    Investment income--net ..............................................          (.28)              (.52)              (.53)
    Realized gain--net ..................................................            --                 --                 --
                                                                            -----------        -----------        -----------
    Total dividends and distributions ...................................          (.28)              (.52)              (.53)
                                                                            -----------        -----------        -----------
    Net asset value, end of period ......................................   $     10.83        $     11.20        $     11.27
                                                                            ===========        ===========        ===========

    Total Investment Return+:
    Based on net asset value per share ..................................         (0.85%)++           4.10%              3.44%
                                                                            ===========        ===========        ===========

    Ratios to Average Net Assets:
    Expenses, excluding interest expense ................................           .46%*              .44%               .44%
                                                                            ===========        ===========        ===========
    Expenses ............................................................           .46%*              .44%               .44%
                                                                            ===========        ===========        ===========
    Investment income--net ..............................................          5.06%*             4.60%              3.85%
                                                                            ===========        ===========        ===========

    Supplemental Data:
    Net assets, end of period (in thousands) ............................   $   156,003        $   168,566        $   182,900
                                                                            ===========        ===========        ===========
    Portfolio turnover ..................................................           593%+++            425%                79%
                                                                            ===========        ===========        ===========

                                                                               BlackRock Government Income Portfolio
                                                                           --------------------------------------------

    The following per share data and ratios                                        For the Year Ended December 31,
    have been derived from information                                     --------------------------------------------
    provided in the financial statements.                                      2004            2003            2002
    -------------------------------------------------------------------------------------------------------------------
    Per Share Operating Performance:
    Net asset value, beginning of period ................................   $     11.36     $     11.67     $     11.12
                                                                            -----------     -----------     -----------
    Investment income--net** ............................................           .34             .39             .51
    Realized and unrealized gain (loss)--net ............................           .13            (.13)            .49
                                                                            -----------     -----------     -----------
    Total from investment operations ....................................           .47             .26            1.00
                                                                            -----------     -----------     -----------

    Less Dividends & Distributions:
    Investment income--net ..............................................          (.34)           (.39)           (.45)
    Realized gain--net ..................................................          (.08)           (.18)             --
                                                                            -----------     -----------     -----------
    Total dividends and distributions ...................................          (.42)           (.57)           (.45)
                                                                            -----------     -----------     -----------
    Net asset value, end of period ......................................   $     11.41     $     11.36     $     11.67
                                                                            ===========     ===========     ===========

    Total Investment Return+:
    Based on net asset value per share ..................................          4.15%           2.26%           9.81%
                                                                            ===========     ===========     ===========

    Ratios to Average Net Assets:
    Expenses, excluding interest expense ................................           .43%            .43%            .42%
                                                                            ===========     ===========     ===========
    Expenses ............................................................           .46%            .43%            .42%
                                                                            ===========     ===========     ===========
    Investment income--net ..............................................          2.94%           3.36%           4.49%
                                                                            ===========     ===========     ===========

    Supplemental Data:
    Net assets, end of period (in thousands) ............................   $   175,146     $   203,495     $   239,808
                                                                            ===========     ===========     ===========
    Portfolio turnover ..................................................           168%            237%            220%
                                                                            ===========     ===========     ===========

  * Annualized.

 ** Based on average shares outstanding.

  + Total investment returns exclude insurance-related fees and expenses.

 ++ Aggregate total investment return.

+++ Excludes dollar roll transactions.

    See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                                                    BlackRock High Income Portfolio
                                                                            -----------------------------------------------
                                                                             For the Six
   The following per share data and ratios                                   Months Ended   For the Year Ended December 31,
   have been derived from information                                       June 30, 2007   -------------------------------
   provided in the financial statements.                                     (unaudited)         2006              2005
   ------------------------------------------------------------------------------------------------------------------------
   Per Share Operating Performance:
   Net asset value, beginning of period ..................................   $      5.76      $      5.70       $      6.09
                                                                             -----------      -----------       -----------
   Investment income--net** ..............................................           .22              .43               .46
   Realized and unrealized gain (loss)--net ..............................          (.01)             .06              (.34)
                                                                             -----------      -----------       -----------
   Total from investment operations ......................................           .21              .49               .12
                                                                             -----------      -----------       -----------
   Less dividends from investment income--net ............................          (.22)            (.43)             (.51)
                                                                             -----------      -----------       -----------
   Net asset value, end of period ........................................   $      5.75      $      5.76       $      5.70
                                                                             ===========      ===========       ===========

   Total Investment Return+:
   Based on net asset value per share ....................................          3.67%++          8.98%             2.14%
                                                                             ===========      ===========       ===========

   Ratios to Average Net Assets:
   Expenses, net of waiver ...............................................           .50%*            .50%              .50%
                                                                             ===========      ===========       ===========
   Expenses ..............................................................           .55%*            .53%              .52%
                                                                             ===========      ===========       ===========
   Investment income--net ................................................          7.61%*           7.57%             7.78%
                                                                             ===========      ===========       ===========

   Supplemental Data:
   Net assets, end of period (in thousands) ..............................   $    57,481      $    58,007       $    58,147
                                                                             ===========      ===========       ===========
   Portfolio turnover ....................................................            30%              66%               33%
                                                                             ===========      ===========       ===========

                                                                                    BlackRock High Income Portfolio
                                                                            ---------------------------------------------

   The following per share data and ratios                                          For the Year Ended December 31,
   have been derived from information                                       ---------------------------------------------
   provided in the financial statements.                                         2004          2003              2002
   ----------------------------------------------------------------------------------------------------------------------
   Per Share Operating Performance:
   Net asset value, beginning of period ..................................   $      5.88    $      5.12       $      5.85
                                                                             -----------    -----------       -----------
   Investment income--net** ..............................................           .45            .43               .50
   Realized and unrealized gain (loss)--net ..............................           .22            .76              (.71)
                                                                             -----------    -----------       -----------
   Total from investment operations ......................................           .67           1.19              (.21)
                                                                             -----------    -----------       -----------
   Less dividends from investment income--net ............................          (.46)          (.43)             (.52)
                                                                             -----------    -----------       -----------
   Net asset value, end of period ........................................   $      6.09    $      5.88       $      5.12
                                                                             ===========    ===========       ===========

   Total Investment Return+:
   Based on net asset value per share ....................................         12.11%         24.40%#           (3.47%)
                                                                             ===========    ===========       ===========

   Ratios to Average Net Assets:
   Expenses, net of waiver ...............................................           .48%           .44%              .47%
                                                                             ===========    ===========       ===========
   Expenses ..............................................................           .48%           .44%              .47%
                                                                             ===========    ===========       ===========
   Investment income--net ................................................          7.57%          7.68%             9.33
                                                                             ===========    ===========       ===========

   Supplemental Data:
   Net assets, end of period (in thousands) ..............................   $    84,603    $   105,206       $    86,188
                                                                             ===========    ===========       ===========
   Portfolio turnover ....................................................            72%           149%               91%
                                                                             ===========    ===========       ===========

 * Annualized.

** Based on average shares outstanding.

 + Total investment returns exclude insurance-related fees and expenses.

++ Aggregate total investment return.

 # Merrill Lynch Life Insurance Company (an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc.) fully reimbursed the Portfolio for a loss on a security transaction related to a revised capital share transaction which had no impact on total return.

   See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                                                  BlackRock Large Cap Core Portfolio
                                                                          ------------------------------------------------
                                                                            For the Six
   The following per share data and ratios                                 Months Ended    For the Year Ended December 31,
   have been derived from information                                     June 30, 2007    -------------------------------
   provided in the financial statements.                                   (unaudited)          2006              2005
   -----------------------------------------------------------------------------------------------------------------------
   Per Share Operating Performance:
   Net asset value, beginning of period ................................   $     25.18      $     23.96        $     21.25
                                                                           -----------      -----------        -----------
   Investment income--net** ............................................           .16              .25                .16
   Realized and unrealized gain (loss)--net ............................          1.47             3.36               2.71
                                                                           -----------      -----------        -----------
   Total from investment operations ....................................          1.63             3.61               2.87
                                                                           -----------      -----------        -----------

   Less Dividends & Distributions:
   Investment income--net ..............................................            --             (.26)              (.16)
   Realized gain--net ..................................................            --            (2.13)                --
                                                                           -----------      -----------        -----------
   Total dividends and distributions ...................................            --            (2.39)              (.16)
                                                                           -----------      -----------        -----------
   Net asset value, end of period ......................................   $     26.81      $     25.18        $     23.96
                                                                           ===========      ===========        ===========

   Total Investment Return+:
   Based on net asset value per share ..................................          6.47%++         15.06%             13.49%
                                                                           ===========      ===========        ===========

   Ratios to Average Net Assets:
   Expenses ............................................................           .42%*            .43%               .43%
                                                                           ===========      ===========        ===========
   Investment income--net ..............................................          1.23%*            .99%               .72%
                                                                           ===========      ===========        ===========

   Supplemental Data:
   Net assets, end of period (in thousands) ............................   $   324,473      $   320,187        $   307,946
                                                                           ===========      ===========        ===========
   Portfolio turnover ..................................................            36%              64%                80%
                                                                           ===========      ===========        ===========

                                                                              BlackRock Large Cap Core Portfolio
                                                                          --------------------------------------------

   The following per share data and ratios                                      For the Year Ended December 31,
   have been derived from information                                     --------------------------------------------
   provided in the financial statements.                                       2004           2003            2002
   -------------------------------------------------------------------------------------------------------------------
   Per Share Operating Performance:
   Net asset value, beginning of period ................................   $     18.31     $     13.88     $     17.25
                                                                           -----------     -----------     -----------
   Investment income--net** ............................................           .19             .08             .13
   Realized and unrealized gain (loss)--net ............................          2.95            4.43           (3.36)
                                                                           -----------     -----------     -----------
   Total from investment operations ....................................          3.14            4.51           (3.23)
                                                                           -----------     -----------     -----------

   Less Dividends & Distributions:
   Investment income--net ..............................................          (.20)           (.08)           (.14)
   Realized gain--net ..................................................            --              --              --
                                                                           -----------     -----------     -----------
   Total dividends and distributions ...................................          (.20)           (.08)           (.14)
                                                                           -----------     -----------     -----------
   Net asset value, end of period ......................................   $     21.25     $     18.31     $     13.88
                                                                           ===========     ===========     ===========

   Total Investment Return+:
   Based on net asset value per share ..................................         17.15%          32.52%         (18.74%)
                                                                           ===========     ===========     ===========

   Ratios to Average Net Assets:
   Expenses ............................................................           .41%            .41%            .43%
                                                                           ===========     ===========     ===========
   Investment income--net ..............................................          1.00%            .53%            .80%
                                                                           ===========     ===========     ===========

   Supplemental Data:
   Net assets, end of period (in thousands) ............................   $   273,549     $   256,925     $   206,360
                                                                           ===========     ===========     ===========
   Portfolio turnover ..................................................           127%            127%            124%
                                                                           ===========     ===========     ===========

 * Annualized.

** Based on average shares outstanding.

 + Total investment returns exclude insurance-related fees and expenses.

++ Aggregate total investment return.

   See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Financial Highlights (Concluded)
================================================================================

                                                                                  BlackRock Money Market Portfolio
                                                                          ------------------------------------------------
                                                                            For the Six               For the Year
    The following per share data and ratios                                 Months Ended           Ended December 31,
    have been derived from information                                     June 30, 2007      ----------------------------
    provided in the financial statements.                                   (unaudited)           2006           2005
    ----------------------------------------------------------------------------------------------------------------------
    Per Share Operating Performance:
    Net asset value, beginning of period ................................   $      1.00       $      1.00     $      1.00
                                                                            -----------       -----------     -----------
    Investment income--net ..............................................           .02               .05             .03
    Realized and unrealized gain (loss)--net ............................            --#               --#             --#
                                                                            -----------       -----------     -----------
    Total from investment operations ....................................           .02               .05             .03
                                                                            -----------       -----------     -----------

    Less Dividends & Distributions:
    Investment income--net ..............................................          (.02)             (.05)           (.03)
    Realized gain--net ..................................................            --                --              --
                                                                            -----------       -----------     -----------
    Total dividends and distributions ...................................          (.02)             (.05)           (.03)
                                                                            -----------       -----------     -----------
    Net asset value, end of period ......................................   $      1.00       $      1.00     $      1.00
                                                                            ===========       ===========     ===========

    Total Investment Return+:
    Based on net asset value per share ..................................          2.45%++           4.66%           2.84%
                                                                            ===========       ===========     ===========

    Ratios to Average Net Assets:
    Expenses ............................................................           .41%*             .41%            .42%
                                                                            ===========       ===========     ===========
    Investment income and realized gain--net ............................          4.93%*            4.62%           2.82%
                                                                            ===========       ===========     ===========

    Supplemental Data:
    Net assets, end of period (in thousands) ............................   $   312,958       $   303,180     $   303,999
                                                                            ===========       ===========     ===========

                                                                                BlackRock Money Market Portfolio
                                                                           --------------------------------------------

    The following per share data and ratios                                      For the Year Ended December 31,
    have been derived from information                                     --------------------------------------------
    provided in the financial statements.                                       2004           2003            2002
    -------------------------------------------------------------------------------------------------------------------
    Per Share Operating Performance:
    Net asset value, beginning of period ................................   $      1.00     $      1.00     $      1.00
                                                                            -----------     -----------     -----------
    Investment income--net ..............................................           .01             .01             .02
    Realized and unrealized gain (loss)--net ............................            --+++           --#             --#
                                                                            -----------     -----------     -----------
    Total from investment operations ....................................           .01             .01             .02
                                                                            -----------     -----------     -----------

    Less Dividends & Distributions:
    Investment income--net ..............................................          (.01)           (.01)           (.02)
    Realized gain--net ..................................................            --+++           --+++           --+++
                                                                            -----------     -----------     -----------
    Total dividends and distributions ...................................          (.01)           (.01)           (.02)
                                                                            -----------     -----------     -----------
    Net asset value, end of period ......................................   $      1.00     $      1.00     $      1.00
                                                                            ===========     ===========     ===========

    Total Investment Return+:
    Based on net asset value per share ..................................          1.10%            .89%           1.68%
                                                                            ===========     ===========     ===========

    Ratios to Average Net Assets:
    Expenses ............................................................           .40%            .40%            .39%
                                                                            ===========     ===========     ===========
    Investment income and realized gain--net ............................          1.07%            .89%           1.67%
                                                                            ===========     ===========     ===========

    Supplemental Data:
    Net assets, end of period (in thousands) ............................   $   344,968     $   401,738     $   465,986
                                                                            ===========     ===========     ===========

  * Annualized.

  + Total investment returns exclude insurance-related fees and expenses.

 ++ Aggregate total investment return.

+++ Amount is less than $(.01) per share.

  # Amount is less than $.01 per share.

    See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Unaudited)
================================================================================

1. Significant Accounting Policies:

BlackRock Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, offering eight separate portfolios (referred to as the "Portfolios" or individually as a "Portfolio"). The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers its shares to Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch"), and Monarch Life Insurance Company ("Monarch") (an insurance company not affiliated with Merrill Lynch) for their separate accounts to fund benefits under certain variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--For the BlackRock Money Market Portfolio, effective April 2, 2007, short-term investments are valued at amortized cost, which approximates market value. Prior to April 2, 2007, portfolio securities with remaining maturities of greater than 60 days, for which market quotations were readily available, were valued at market value. As securities transitioned from 61 to 60 days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value was amortized on a straight-line basis to maturity.

BlackRock Balanced Capital Portfolio, BlackRock Bond Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Global Allocation Portfolio, BlackRock Government Income Portfolio, BlackRock High Income Portfolio and BlackRock Large Cap Core Portfolio:

Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements and structured notes are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities held by each Portfolio that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolios' shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolios' net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Repurchase agreements--Certain Portfolios may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolio takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Portfolios may be delayed or limited.

(c) Reverse repurchase agreements--Certain Portfolios may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Portfolio sells securities to the counterparty and agrees to repurchase them at a mutually agreed upon date and price, and may exchange their respective commitments to pay or receive interest. If the counterparty defaults on its obligation, the Portfolio's ability to receive interest will be delayed or limited. Furthermore, if the Portfolio does not have sufficient income to pay its obligation under the reverse repurchase agreement, the Portfolio would be in default and the counterparty would be able to terminate the repurchase agreement.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Derivative financial instruments--Certain Portfolios may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

o Foreign currency options and futures--Certain Portfolios may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

respect to hedges on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

o Forward foreign exchange contracts--Certain Portfolios may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options--Certain Portfolios may write and purchase call and put options. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--Certain Portfolios may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps--Certain Portfolios may enter into swap agreements, which are OTC contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(h) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolios may invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(i) Short sales--When a Portfolio engages in a short sale, an amount equal to the proceeds received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Portfolio maintains a segregated

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

account of securities as collateral for the short sales. The Portfolio is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. The Portfolio is required to repay the counterparty any dividends or interest received on the security sold short.

(j) Dividends and distributions--BlackRock Money Market Portfolio declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income. Distribution of realized gain, if any, on investments are paid at least annually. For BlackRock Balanced Capital Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Global Allocation Portfolio and BlackRock Large Cap Core Portfolio, dividends and distributions paid by the Portfolios are recorded on the ex-dividend dates. For BlackRock Bond Portfolio, BlackRock Government Income Portfolio and BlackRock High Income Portfolio, dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. For BlackRock Bond Portfolio, if the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of total distributions may be treated as a tax return of capital. Portions of the dividends paid by BlackRock Bond Portfolio during the year ended December 31, 2006 were characterized as a tax return of capital.

(k) Securities lending--Certain Portfolios may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(l) Expenses--Certain expenses have been allocated to the individual Portfolios in the Fund on a pro rata basis based on the respective aggregate net asset value of each Portfolio included in the Fund.

(m) Mortgage dollar rolls--Certain Portfolios may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

(n) TBA Commitments--Certain Portfolios may enter into to be announced ("TBA") commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolios' other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under "Valuation of investments."

(o) Bank overdraft--BlackRock Balanced Capital Portfolio and BlackRock Large Cap Core Portfolio recorded a bank overdraft which resulted from management estimates of available cash.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

(p) Recent accounting pronouncements--Effective June 29, 2007, the Portfolios implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to each Portfolio, and has determined that the adoption of FIN 48 does not have a material impact on the Portfolios' financial statements. Each Portfolio files U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolios' tax returns remains open for the years ended December 31, 2003 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Funds' financial statements, if any, has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Funds' financial statements, if any, has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund, on behalf of the Portfolios, has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI")(collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of the Fund's Portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate average daily value of the eight combined Portfolios' net assets at the following annual rates: .50% of the Portfolios' average daily net assets not exceeding $250 million, .45% of the next $50 million, .40% of the next $100 million, .35% of the next $400 million, and .30% of average daily net assets in excess of $800 million.

For BlackRock Bond Portfolio, BlackRock Government Income Portfolio and BlackRock High Income Portfolio, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. ("BFM"), an affiliate of the Manager, under which the Manager pays BFM for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

For BlackRock Fundamental Growth Portfolio and BlackRock Large Cap Core Portfolio, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays BIM for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

For BlackRock Global Allocation Portfolio, the Manager has entered into sub-advisory agreements with BIM and BlackRock Asset Management U.K. Limited, an affiliate of the Manager, under which the Manager pays each Sub-Adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

For BlackRock Money Market Portfolio, the Manager has entered into a sub-advisory agreement with BlackRock Institutional Management Corporation, an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

For BlackRock Balanced Capital Portfolio, the Manager has entered into sub-advisory agreements with BIM and BFM, under which the Manager pays each Sub-Adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

The Manager, Merrill Lynch Life Agency, Inc. and Monarch entered into an agreement that provided that Monarch will reimburse the Fund's expenses with respect to each Portfolio, to the extent that these expenses exceed .50% of the Portfolio's average daily net assets. The waivers were as follows:

                                                           For the Six Months
                                                           Ended June 30, 2007
                                                        ------------------------
                                                          Fees            Fees
                                                         Earned          Waived
--------------------------------------------------------------------------------
BlackRock Bond Portfolio ............................   $191,994         $   669
BlackRock Global Allocation Portfolio ...............   $524,030         $ 3,636
BlackRock High Income Portfolio .....................   $ 98,637         $13,411
--------------------------------------------------------------------------------

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend each Portfolio's securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Fund has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund and Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

As of June 30, 2007, the following Portfolios lent securities to MLPF&S:

--------------------------------------------------------------------------------
                                                              Amount of Loaned
Portfolios                                                  Portfolio Securities
--------------------------------------------------------------------------------
BlackRock Fundamental Growth Portfolio....................        $6,050,196
BlackRock Large Cap Core Portfolio........................        $8,860,148
--------------------------------------------------------------------------------

For the six months ended June 30, 2007, BIM received securities lending agent fees as follows:

--------------------------------------------------------------------------------
                                                              Securities Lending
Portfolios                                                        Agent Fees
--------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio.......................         $ 1,122
BlackRock Fundamental Growth Portfolio.....................         $ 2,450
BlackRock Large Cap Core Portfolio.........................         $10,990
--------------------------------------------------------------------------------

MLPF&S earned commissions on the execution of portfolio security transactions for the six months ended June 30, 2007 as follows:

--------------------------------------------------------------------------------
Portfolios                                                        Commissions
--------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio.......................         $34,305
BlackRock Fundamental Growth Portfolio.....................         $40,438
BlackRock Global Allocation Portfolio......................         $ 5,955
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

In addition, for the six months ended June 30, 2007, the Fund reimbursed the Manager for certain accounting services as follows:

--------------------------------------------------------------------------------
                                                              Reimbursement for
                                                             Accounting Services
                                                             -------------------
                                                                For the Six
                                                                Months Ended
Portfolios                                                      June 30, 2007
--------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio......................          $7,936
BlackRock Bond Portfolio..................................          $1,169
BlackRock Fundamental Growth Portfolio....................          $2,176
BlackRock Global Allocation Portfolio.....................          $2,661
BlackRock Government Income Portfolio.....................          $1,620
BlackRock High Income Portfolio...........................          $  522
BlackRock Large Cap Core Portfolio........................          $2,865
BlackRock Money Market Portfolio..........................          $2,851
--------------------------------------------------------------------------------

PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments (including paydowns and payups and excluding dollar roll transactions), excluding short-term securities, for the six months ended June 30, 2007 were as follows:

---------------------------------------------------------------------------------------------------------------------------------
                             BlackRock                    BlackRock       BlackRock       BlackRock      BlackRock     BlackRock
                             Balanced      BlackRock     Fundamental       Global        Government        High        Large Cap
                              Capital        Bond          Growth        Allocation        Income         Income         Core
                             Portfolio     Portfolio      Portfolio       Portfolio       Portfolio      Portfolio     Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Total Purchases..........  $534,716,701   $69,586,147    $ 98,909,753    $53,810,410   $1,983,890,058   $16,943,825  $116,692,745
                           ============   ===========    ============    ===========   ==============   ===========  ============
Total Sales..............  $509,414,301   $64,250,819    $126,389,768    $58,508,051   $2,031,240,973   $17,429,940  $130,097,585
                           ============   ===========    ============    ===========   ==============   ===========  ============

Transactions in options written for the six months ended June 30, 2007 for BlackRock Balanced Capital Portfolio, BlackRock Bond Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Global Allocation Portfolio and BlackRock Government Income Portfolio were as follows:

                                            BlackRock                                       BlackRock                BlackRock
                                             Balanced               BlackRock              Fundamental               Government
                                        Capital Portfolio         Bond Portfolio        Growth Portfolio         Income Portfolio
                                      ---------------------   ---------------------   --------------------    ----------------------
                                      Number of    Premiums    Number of   Premiums   Number of   Premiums     Number of   Premiums
                                      Contracts+   Received   Contracts+   Received   Contracts   Received    Contracts+   Received
------------------------------------------------------------------------------------------------------------------------------------
Outstanding put options written,
  at beginning of period ............      8      $ 182,600        3       $  72,600      --             --       --              --
Options written .....................     --             --        2          42,250     992      $ 235,100       23       $ 369,150
Options expired .....................     --             --       --              --      --             --       --              --
Options closed ......................     (8)      (182,600)      (3)        (72,600)     --             --       --              --
                                         ---      ---------      ---       ---------     ---      ---------      ---       ---------
Outstanding put options written,
  at end of period ..................     --             --        2       $  42,250     992      $ 235,100       23       $ 369,150
                                         ===      =========      ===       =========     ===      =========      ===       =========

+ Some contracts include a notional amount of $1,000,000.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

                                                                     BlackRock                                     BlackRock
                                                                     Balanced              BlackRock             Fundamental
                                                                Capital Portfolio        Bond Portfolio         Growth Portfolio
                                                              ---------------------   ---------------------   --------------------
                                                              Number of    Premiums    Number of   Premiums   Number of   Premiums
                                                              Contracts+   Received   Contracts+   Received   Contracts   Received
-----------------------------------------------------------------------------------------------------------------------------------
Outstanding call options written,
  at beginning of period.....................................      8      $ 182,600        3        $ 72,600       --           --
Options written..............................................     --             --        2          42,250    4,033     $843,901
Options expired..............................................     --             --       --              --       --           --
Options closed...............................................     (8)      (182,600)      (3)        (72,600)      --           --
Options exercised............................................     --             --       --              --       --           --
                                                                 ---      ---------      ---        --------    -----     --------
Outstanding call options written,
  at end of period...........................................     --             --        2        $ 42,250    4,033     $843,901
                                                                 ===      =========      ===        ========    =====     ========

                                                                                              BlackRock
                                                                 BlackRock Global             Government
                                                               Allocation Portfolio        Income Portfolio
                                                              ----------------------    ----------------------
                                                               Number of   Premiums      Number of   Premiums
                                                               Contracts   Received     Contracts+   Received
--------------------------------------------------------------------------------------------------------------
Outstanding call options written,
  at beginning of period.....................................    5,349    $1,601,330        --             --
Options written..............................................    1,388       656,863        23       $369,150
Options expired..............................................   (1,254)     (155,743)       --             --
Options closed...............................................     (673)     (301,404)       --             --
Options exercised............................................   (1,648)     (489,157)       --             --
                                                                ------    ----------       ---       --------
Outstanding call options written,
  at end of period...........................................    3,162    $1,311,889        23       $369,150
                                                                ======    ==========       ===       ========

+ Some contracts include a notional amount of $1,000,000.

4. Capital Share Transactions:

Transactions in capital shares were as follows:

                                          BlackRock Balanced                    BlackRock
                                          Capital Portfolio                   Bond Portfolio
                                     ----------------------------        ------------------------
For the Six Months Ended                                Dollar                          Dollar
June 30, 2007                           Shares          Amount            Shares        Amount
-------------------------------------------------------------------------------------------------
Shares sold ......................         42,613    $    686,452         212,870    $  2,423,664
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ..............             --              --         233,904       2,663,594
                                       ----------    ------------        --------    ------------
Total issued .....................         42,613         686,452         446,774       5,087,258
Shares redeemed ..................     (3,196,467)    (52,243,030)       (557,376)     (6,342,007)
                                       ----------    ------------        --------    ------------
Net decrease .....................     (3,153,854)   $(51,556,578)       (110,602)   $ (1,254,749)
                                       ==========    ============        ========    ============

                                              BlackRock
                                             Fundamental                     BlackRock Global
                                           Growth Portfolio                Allocation Portfolio
                                     ----------------------------        ------------------------
For the Six Months Ended                                Dollar                          Dollar
June 30, 2007                           Shares          Amount            Shares        Amount
-------------------------------------------------------------------------------------------------
Shares sold ......................         25,953    $    660,590         411,893    $  7,219,175
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ..............             --              --              --              --
                                       ----------    ------------        --------    ------------
Total issued .....................         25,953         660,590         411,893       7,219,175
Shares redeemed ..................     (1,018,767)    (24,904,930)       (982,664)    (17,366,106)
                                       ----------    ------------        --------    ------------
Net decrease .....................       (992,814)   $(24,244,340)       (570,771)   $(10,146,931)
                                       ==========    ============        ========    ============

                                              BlackRock
                                              Government                       BlackRock
                                           Income Portfolio              High Income Portfolio
                                     ----------------------------    ----------------------------
For the Six Months Ended                                Dollar                          Dollar
June 30, 2007                           Shares          Amount          Shares          Amount
-------------------------------------------------------------------------------------------------
Shares sold ......................        132,608    $  1,463,585         298,424    $  1,736,991
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ..............        376,705       4,194,198         383,393       2,235,938
                                     ------------    ------------    ------------    ------------
Total issued .....................        509,313       5,657,783         681,817       3,972,929
Shares redeemed ..................     (1,155,589)    (12,857,911)       (747,270)     (4,357,715)
                                     ------------    ------------    ------------    ------------
Net increase (decrease) ..........       (646,276)   $ (7,200,128)        (65,453)   $   (384,786)
                                     ============    ============    ============    ============


                                              BlackRock                         BlackRock
                                       Large Cap Core Portfolio          Money Market Portfolio
                                     ----------------------------    ----------------------------
For the Six Months Ended                                Dollar                          Dollar
June 30, 2007                          Shares           Amount          Shares          Amount
-------------------------------------------------------------------------------------------------
Shares sold ......................      131,958      $  3,400,692      48,613,069    $ 48,613,069
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ..............           --                --       7,414,785       7,414,785
                                       --------      ------------     -----------    ------------
Total issued .....................      131,958         3,400,692      56,027,854      56,027,854
Shares redeemed ..................     (744,923)      (19,574,544)    (46,317,479)    (46,317,479)
                                       --------      ------------     -----------    ------------
Net increase (decrease) ..........     (612,965)     $(16,173,852)      9,710,375    $  9,710,375
                                       ========      ============     ===========    ============

                                           BlackRock Balanced                   BlackRock
                                            Capital Portfolio                 Bond Portfolio
                                        --------------------------      --------------------------
For the Year Ended                                       Dollar                          Dollar
December 31, 2006                         Shares         Amount           Shares         Amount
--------------------------------------------------------------------------------------------------
Shares sold .......................         86,393    $  1,306,943         584,035    $  6,615,292
Shares issued to shareholders
   in reinvestment of dividends
   and distributions ..............      1,395,839      22,161,687         527,902       5,979,585
                                        ----------    ------------      ----------    ------------
Total issued ......................      1,482,232      23,468,630       1,111,937      12,594,877
Shares redeemed ...................     (6,551,401)    (98,512,737)     (1,652,935)    (18,694,417)
                                        ----------    ------------      ----------    ------------
Net increase (decrease) ...........     (5,069,169)   $(75,044,107)       (540,998)   $ (6,099,540)
                                        ==========    ============      ==========    ============

                                                BlackRock
                                               Fundamental                   BlackRock Global
                                             Growth Portfolio              Allocation Portfolio
                                        --------------------------      --------------------------
For the Year Ended                                       Dollar                          Dollar
December 31, 2006                         Shares         Amount           Shares         Amount
--------------------------------------------------------------------------------------------------
Shares sold .......................        193,448    $  4,470,776       1,356,561    $ 23,688,388
Shares issued to shareholders
   in reinvestment of dividends
   and distributions ..............         92,216       2,180,006       1,955,643      33,388,301
                                        ----------    ------------       ---------    ------------
Total issued ......................        285,664       6,650,782       3,312,204      57,076,689
Shares redeemed ...................     (1,903,876)    (44,263,131)     (1,478,514)    (25,979,408)
                                        ----------    ------------      ----------    ------------
Net increase (decrease) ...........     (1,618,212)   $(37,612,349)      1,833,690    $ 31,097,281
                                        ==========    ============      ==========    ============

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

                                                BlackRock
                                                Government                       BlackRock
                                             Income Portfolio              High Income Portfolio
                                        --------------------------      --------------------------
For the Year Ended                                       Dollar                          Dollar
December 31, 2006                         Shares         Amount           Shares         Amount
--------------------------------------------------------------------------------------------------
Shares sold .......................        351,843    $  3,901,765       1,261,441    $  7,211,153
Shares issued to shareholders
   in reinvestment of dividends
   and distributions ..............        712,110       7,927,291         765,817       4,374,876
                                        ----------    ------------      ----------    ------------
Total issued ......................      1,063,953      11,829,056       2,027,258      11,586,029
Shares redeemed ...................     (2,240,090)    (24,902,349)     (2,157,415)    (12,321,343)
                                        ----------    ------------      ----------    ------------
Net decrease ......................     (1,176,137)   $(13,073,293)       (130,157)   $   (735,314)
                                        ==========    ============      ==========    ============

                                                BlackRock                       BlackRock
                                         Large Cap Core Portfolio         Money Market Portfolio
                                        --------------------------      --------------------------
For the Year Ended                                       Dollar                          Dollar
December 31, 2006                         Shares         Amount           Shares         Amount
--------------------------------------------------------------------------------------------------
Shares sold .......................        389,378    $  9,681,298      81,789,943    $ 81,789,943
Shares issued to shareholders
   in reinvestment of dividends
   and distributions ..............      1,106,116      27,999,591      14,135,886      14,135,886
                                       -----------    ------------     -----------    ------------
Total issued ......................      1,495,494      37,680,889      95,925,829      95,925,829
Shares redeemed ...................     (1,632,817)    (41,434,540)    (96,842,633)    (96,842,633)
                                       -----------    ------------     -----------    ------------
Net decrease ......................       (137,323)   $ (3,753,651)       (916,804)   $   (916,804)
                                       ===========    ============     ===========    ============

5. Short-Term Borrowings:

The Fund (excluding the BlackRock Money Market Portfolio), along with certain other funds managed by the Manager and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2006.

6. Reverse Repurchase Agreements:

For the six months ended June 30, 2007, the BlackRock Government Income Portfolio's average amount borrowed under reverse repurchase agreements was approximately $168,000 and daily weighted average interest rate was 5.32%.

7. Commitments:

At June 30, 2007, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the schedule of investments, under which it had agreed to purchase various foreign currencies with an approximate value of $396,000 for BlackRock Global Allocation Portfolio.

8. Capital Loss Carryforward:

BlackRock Balanced Capital Portfolio

On December 31, 2006, the Portfolio had a net capital loss carryforward of $63,879,239, of which $40,546,648 expires in 2010 and $23,332,591 expires in
2011. This amount will be available to offset like amounts of any future taxable gains.

BlackRock Bond Portfolio

On December 31, 2006, the Portfolio had a net capital loss carryforward of $878,729, all of which expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

BlackRock Fundamental Growth Portfolio

On December 31, 2006, the Portfolio had a net capital loss carryforward of $117,576,625, of which $12,166,875 expires in 2009, $69,532,581 expires in 2010 and $35,877,169 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Concluded)
================================================================================

BlackRock Government Income Portfolio

On December 31, 2006, the Portfolio had a net capital loss carryforward of $1,143,029, of which $669,098 expires in 2013 and $473,931 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

BlackRock High Income Portfolio

On December 31, 2006, the Portfolio had a net capital loss carryforward of $38,646,092, of which $1,824,536 expires in 2007, $6,196,936 expires in 2008,
$8,474,548 expires in 2009, $10,420,967 expires in 2010, $9,089,143 expires in
2011, $1,975,092 expires in 2013 and $664,870 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

BlackRock Money Market Portfolio

On December 31, 2006, the Portfolio had a net capital loss carryforward of $139, of which $49 expires in 2012, $44 expires in 2013 and $46 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

                      [This page intentionally left blank]

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Officers and Directors
--------------------------------------------------------------------------------

Robert C. Doll, Jr.--Fund President and Director
Donald W. Burton--Director
John Francis O'Brien--Director
David H. Walsh--Director
Fred G. Weiss--Director
Donald C. Burke--Vice President and Treasurer
Karen Clark--Fund Chief Compliance Officer
Alice A. Pelligrino--Secretary

Principal Office of the Fund
BlackRock Series Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

Custodian
For all Portfolios except BlackRock Global Allocation Portfolio:
The Bank of New York
100 Church Street
New York, NY 10286

For BlackRock Global Allocation Portfolio:
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent
PFPC Inc.
Wilmington, DE 19809

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Privacy Principles
================================================================================

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Availability of Quarterly Schedule of Investments
================================================================================

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

================================================================================

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of BlackRock Series Fund, Inc. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although BlackRock Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) on www.blackrock.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how BlackRock voted proxies relating to securities held in the Fund's Portfolios during the most recent 12-month period ended June 30 is available (1) at www.blackrock.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

59828-6/07

Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Series Fund, Inc.

By: /s/ Robert C. Doll, Jr.
    ------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Series Fund, Inc.

Date: August 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Robert C. Doll, Jr.
    ------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Series Fund, Inc.

Date: August 20, 2007

By: /s/ Donald C. Burke
    ------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Series Fund, Inc.

Date: August 20, 2007